As filed with the Securities and Exchange Commission on February 27, 2009
1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑
Pre-Effective Amendment No.
☐
Post-Effective Amendment No.     73
☑
and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑
Amendment No.     74
(Check appropriate box or boxes.)
AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 967-3509

William F. Quinn, President	With copies to:
4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 (Name and Address of Agent for Service)	Francine J. Rosenberger, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1601
It is proposed that this filing will become effective (check appropriate box)
     ☐     immediately upon filing pursuant to paragraph (b)
     ☑     on March 1, 2009 pursuant to paragraph (b)
     ☐     60 days after filing pursuant to paragraph (a)(1)
     ☐     on (date) pursuant to paragraph (a)(1)
     ☐     75 days after filing pursuant to paragraph (a)(2)
     ☐     on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
     ☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has adopted a master-feeder operating structure for five of its eighteen series. This Post-Effective Amendment includes signature pages for the American Beacon Master Trust, the Quantitative Master Series LLC and the State Street Master Funds, the master trusts, and the American Beacon Funds, the feeder trust.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT
This registration statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for the AMR Class consisting of the following American Beacon Funds: Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Fund, International Equity Fund, Emerging Markets Fund, and High Yield Bond Fund and the Institutional Class consisting of the following American Beacon Funds: S&P 500 Index Fund, Small Cap Index Fund, International Equity Index Fund, Intermediate Bond Fund, Short-Term Bond Fund, and Treasury Inflation Protected Securities Fund
Prospectus for the Advisor Class (formerly the Service Class) consisting of the following American Beacon Funds: Balanced Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, and International Equity Fund
Prospectus for the Institutional Class consisting of the following American Beacon Funds: Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Value Opportunity Fund, International Equity Fund, Emerging Markets Fund, S&P 500 Index Fund, Small Cap Index Fund, International Equity Index Fund, High Yield Bond Fund, Intermediate Bond Fund, Short-Term Bond Fund, Treasury Inflation Protected Securities Fund, and Money Market Fund
Prospectus for the Investor Class (formerly the PlanAhead Class) consisting of the following American Beacon Funds: Balanced Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Value Opportunity Fund, International Equity Fund, Emerging Markets Fund, S&P 500 Index Fund, High Yield Bond Fund, Enhanced Income Fund, Intermediate Bond Fund, Short-Term Bond Fund, Treasury Inflation Protected Securities Fund, Money Market Fund, and U.S. Government Money Market Fund
Prospectus for the Cash Management Class of the American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund
Statement of Additional Information for the AMR Class, Institutional Class, Investor Class, and Advisor Class of the following American Beacon Funds: Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Value Opportunity Fund, International Equity Fund, Emerging Markets Fund, S&P 500 Index Fund, Small Cap Index Fund, International Equity Index Fund, High Yield Bond Fund, Enhanced Income Fund, Intermediate Bond Fund, Short-Term Bond Fund, Treasury

Inflation Protected Securities Fund, Money Market Fund, and U.S. Government Money Market Fund
Statement of Additional Information for the Cash Management Class of the American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund and the Mileage Class of the American Beacon Money Market Mileage Fund
Part C
Signature Pages
Exhibits

P R O S P E C T U S March 1, 2009 A M R C L A S S Balanced Fund Large Cap Value Fund Large Cap Growth Fund Mid-Cap Value Fund Small Cap Value Fund International Equity Fund Emerging Markets Fund High Yield Bond Fund I N S T I T U T I O N A L C L A S S S&P 500 Index Fund Small Cap Index Fund International Equity Index Fund Intermediate Bond Fund Short-Term Bond Fund Treasury Inflation Protected Securities Fund G U I D A N C E l V I S I O N l E X P E R I E N C E The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

About the Funds

Overview	2
Balanced Fund	3
Large Cap Value Fund	7
Large Cap Growth Fund	10
Mid-Cap Value Fund	13
Small Cap Value Fund	16
International Equity Fund	19
Emerging Markets Fund	22
High Yield Bond Fund	25
S&P 500 Index Fund	29
Small Cap Index Fund	31
International Equity Index Fund	33
Intermediate Bond Fund	36
Short-Term Bond Fund	40
Treasury Inflation Protected Securities Fund	43
The Manager	46
SSgA Funds Management, Inc.	47
BlackRock Advisors	47
The Sub-Advisors	48
Valuation of Shares	54

About Your Investment
Purchase and Redemption of Shares	56
Frequent Trading and Market Timing	57
Distributions and Taxes	57

Additional Information
Distribution of Fund Shares	58
Master-Feeder Structure	58
Portfolio Holdings	58
Financial Highlights	60
Additional Information	Back Cover

About the Funds

Overview

The American Beacon Funds (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc.

The S&P 500 Index, Small Cap Index, and International Equity Index Funds operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio with a similar name and identical investment objective.

•	The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio. The State Street Equity 500 Index Portfolio is managed by SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company.

•	The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”). The Index LLC is managed by BlackRock Advisors, LLC, a Delaware limited liability company. BlackRock Advisors, LLC, on behalf of the Small Cap Index Series and International Index Series, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of the corresponding portfolios of the Index LLC. BlackRock Advisors, LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $1 trillion in assets under management.

Throughout this Prospectus, statements regarding investments by a Master-Feeder Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either a Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

About the Funds	Prospectus
2

American Beacon

Balanced FundSM — AMR Class

Investment Objective

Income and capital appreciation.

Principal Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among the Manager and the following three investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

The Manager intends to allocate all new assets, generally on an equal basis, between Barrow and Brandywine Global, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund’s guidelines. The Manager does not anticipate allocating any new assets to Hotchkis, as they have reached their capacity limit for large cap value assets, nor does the Manager anticipate allocating any new assets to itself, other than to periodically rebalance the proportion of assets invested in equity and fixed income securities managed by Hotchkis and the Manager, respectively.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500--registered trademark-- Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The Fund may invest in debt obligations of U.S. Government sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal home Loan Mortgage Association (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current

Prospectus	About the Funds
3

American Beacon

Balanced FundSM — AMR Class — (continued)

trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risk Factors

Market Risk (Stocks)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

About the Funds	Prospectus
4

American Beacon

Balanced FundSM — AMR Class — (continued)

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Prospectus	About the Funds
5

American Beacon

Balanced FundSM — AMR Class — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to two broad-based market indices, an index specific to the Fund’s strategy, and the Lipper Mixed-Asset Target Allocation Growth (MATAG) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices and the index specific to the Fund’s strategy do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	13.75% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-11.06% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Balanced Fund	-24.66%	1.27%	3.41%
Balanced Composite Index[1]	-21.96%	1.58%	3.35%
Russell 1000® Value Index[1]	-36.85%	-0.79%	1.36%
Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper MATAG Funds Index[2]	-29.06%	-0.10%	1.77%

[1]	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index have been combined in a 60%/40% proportion. Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays Capital US Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper MATAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.23%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.32%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$33
3 Years	$103
5 Years	$180
10 Years	$406

About the Funds	Prospectus
6

American Beacon

Large Cap Value FundSM — AMR Class

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among four investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC

Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500--registered trademark-- Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 1000® Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
7

American Beacon

Large Cap Value FundSM — AMR Class — (continued)

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	19.91% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-21.51% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Large Cap Value Fund	-39.27%	-0.22%	2.19%
Russell 1000® Value Index[1]	-36.85%	-0.79%	1.36%
Lipper Large-Cap Value Funds Index[2]	-37.00%	-1.90%	-0.36%

[1]	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.24%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.33%

[1]	Management Fees are restated to reflect current fees.

About the Funds	Prospectus
8

American Beacon

Large Cap Value FundSM — AMR Class — (continued)

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418

Prospectus	About the Funds
9

American Beacon

Large Cap Growth FundSM — AMR Class

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”) that the investment sub-advisors believe have above-average growth potential.

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Goldman Sachs Asset Management, L.P. (“GSAM”)

The Renaissance Group LLC (“Renaissance”)

GSAM utilizes a combination of qualitative insights and quantitative techniques in seeking to maximize its portion of the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index1. GSAM’s approach seeks to structure a portfolio that overweights stocks that it believes are attractively valued and profitable with positive momentum, sustainable earnings, positive sentiment and shareholder friendly management.

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of its process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

The Fund’s investment strategies are likely to result in a portfolio turnover rate greater than 100%. Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual

1     Russell 1000® Index and Russell 1000® Growth Index are registered trademarks of Frank Russell Company.

About the Funds	Prospectus
10

American Beacon

Large Cap Growth FundSM — AMR Class — (continued)

companies, as well as general market, regulatory, political and economic conditions.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Growth Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return:	14.87%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	-21.86%
(1/1/01 through 12/31/08)	(1st Quarter 2001)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Large Cap Growth Fund	-38.94%	-4.41%	-8.68%
Russell 1000 Growth Index[1]	-38.44%	-3.43%	-8.22%
Lipper Large-Cap Growth Funds Index[2]	-41.39%	-3.99%	-8.73%

[1]	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values.

[2]	The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service.

Prospectus	About the Funds
11

American Beacon

Large Cap Growth FundSM — AMR Class — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.49%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.60%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

About the Funds	Prospectus
12

American Beacon

Mid-Cap Value FundSM — AMR Class

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index1 at the time of investment. As of December 31, 2008, the market capitalization of the companies in the Russell Midcap Index ranged from $240 million to $14.9 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Pzena Investment Management, LLC (“Pzena”)

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Barrow invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow’s portfolio will generally consist of 35 to 45 stocks.

Pzena invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same

1     Russell Midcap Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
13

American Beacon

Mid-Cap Value FundSM — AMR Class — (continued)

direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Prior to November 30, 2005, the AMR Class of the Fund was known as the Institutional Class. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/05 through 12/31/08)	7.23% (4th Quarter 2006)
Lowest Quarterly Return: (1/1/05 through 12/31/08)	-21.44% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Mid-Cap Value Fund	-36.25%	-10.48%	-2.81%
Russell Midcap® Value Index[1]	-38.45%	-9.98%	-1.17%
Lipper Mid-Cap Value Funds Index[2]	-39.71%	-10.27%	-3.04%

[1]	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000®Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

[2]	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

About the Funds	Prospectus
14

American Beacon

Mid-Cap Value FundSM — AMR Class — (continued)

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)[1]	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.66%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.16%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	0.83%

[1]	Fee applies to the proceeds of shares that are redeemed within 180 days of purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Prospectus	About the Funds
15

American Beacon

Small Cap Value FundSM — AMR Class

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Fund’s assets are currently allocated among five investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

Opus Capital Group, LLC (“Opus”)

The Boston Company Asset Management, LLC (“The Boston Company”)

The Fund’s Board of Trustees has appointed the following two investment sub-advisors to the Fund, but the Manager has not allocated Fund assets to these sub-advisors:

Dreman Value Management, LLC (“Dreman”)

Metropolitan West Capital Management, LLC (“MetWest Capital”)

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors, select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index1):

•	above-average earnings growth potential,
•	below-average price to earnings ratio, and
•	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In

1     Russell 2000 Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
16

American Beacon

Small Cap Value FundSM — AMR Class — (continued)

general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. The AMR Class of the Fund began offering its shares on March 1, 1999. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on January 1, 1999. In the chart and table below, performance results before March 1, 1999 are for the older class. Because the other class had lower expenses, its performance was better than the AMR Class of the Fund would have realized in the same period. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	24.93% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-25.60% (4th Quarter 2008)

Prospectus	About the Funds
17

American Beacon

Small Cap Value FundSM — AMR Class — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Small Cap Value Fund	-31.81%	-0.68%	7.23%
Russell 2000 Value Index[1]	-28.92%	0.27%	6.11%
Lipper Small-Cap Value Funds Index[2]	-32.82%	-0.53%	5.81%

[1]	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.57%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$183
5 Years	$318
10 Years	$714

About the Funds	Prospectus
18

American Beacon

International Equity FundSM — AMR Class

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund’s assets are currently allocated among four investment sub-advisors:

Causeway Capital Management LLC

Lazard Asset Management LLC

Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC (“The Boston Company”)

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as it has closed its international value equity strategy to further investments by the Fund. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

•	above-average return on equity or earnings growth potential,
•	below-average price to earnings or price to cash flow ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Prospectus	About the Funds
19

American Beacon

International Equity FundSM — AMR Class — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

About the Funds	Prospectus
20

American Beacon

International Equity FundSM — AMR Class — (continued)

Highest Quarterly Return: (1/1/99 through 12/31/08)	21.92% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-22.36% (3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
International Equity Fund	-40.40%	2.83%	3.85%
MSCI EAFE Index[1]	-43.38%	1.66%	0.80%
Lipper International Funds Index[2]	-43.63%	2.15%	2.14%

[1]	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, as applicable)[1]	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	0.42%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$43
3 Years	$135
5 Years	$235
10 Years	$530

Prospectus	About the Funds
21

American Beacon

Emerging Markets FundSM — AMR Class

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

•	are primarily listed on the trading market of an emerging market country;
•	are headquartered in an emerging market country; or
•	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

•	has an emerging stock market as defined by the International Finance Corporation (“IFC”);
•	has a low- to middle-income economy according to the World Bank;
•	is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or
•	has a per-capita gross national product of $10,000 or less.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, rights, warrants, and depositary receipts (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Morgan Stanley Investment Management Inc. (“MSIM Inc.”)

The Boston Company Asset Management, LLC (“The Boston Company”)

MSIM Inc. combines a top-down country allocation investment approach with bottom-up stock selection. MSIM Inc. first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. MSIM Inc. then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, MSIM Inc. emphasizes thorough macroeconomic and fundamental research.

The Boston Company utilizes a bottom-up investment strategy that is value-oriented and research-driven. This style is both quantitative and fundamentally based, focusing first on stock selection, then enhanced by broadly diversified country allocation.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of each country.

About the Funds	Prospectus
22

American Beacon

Emerging Markets FundSM — AMR Class — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Market Timing Risk
Because the Fund invests in foreign securities, it is subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Emerging Markets Risk
The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors.

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Prospectus	About the Funds
23

American Beacon

Emerging Markets FundSM — AMR Class — (continued)

Highest Quarterly Return:	26.03%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	-26.31%
(1/1/01 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Emerging Markets Fund	-51.30%	7.05%	6.44%
MSCI Emerging Markets Index[1]	-53.33%	7.66%	6.02%
Lipper Emerging Markets Funds Index[2]	-54.76%	6.30%	5.45%

[1]	The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

[2]	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, as applicable)[1]	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.74%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.43%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	1.18%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$120
3 Years	$375
5 Years	$649
10 Years	$1,432

About the Funds	Prospectus
24

American Beacon

High Yield Bond FundSM — AMR Class

Investment Objective

High current income and capital appreciation.

Principal Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisors. These types of securities are commonly referred to as “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between two investment sub-advisors:

Franklin Advisers, Inc. (“Franklin”)

Logan Circle Partners, L.P. (“Logan”)

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, both Franklin and Logan utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund’s overall investment objective.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

High Yield Securities Risk
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Market Risk
The Fund is subject to market risks that can affect the value of its shares. These include political, regulatory, market and economic developments that impact specific

Prospectus	About the Funds
25

American Beacon

High Yield Bond FundSM — AMR Class — (continued)

economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund.

Foreign Investing Risk
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Liquidity Risk
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Market Timing Risk
Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Hedging Risk
Gains or losses from positions in hedging instruments, such as options or short sales, may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these

About the Funds	Prospectus
26

American Beacon

High Yield Bond FundSM — AMR Class — (continued)

arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. The AMR Class of the Fund began offering its shares on September 4, 2007. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on December 29, 2000. In the chart and table below, performance results before September 4, 2007 are for the older class. Because the other class had a higher expense structure than the AMR Class of the Fund, total returns shown may be lower than they would have been had the AMR Class been in existence for the entirety of each period shown. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return:	6.83%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	-18.46%
(1/1/01 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(12/29/00)
High Yield Bond Fund	-27.45%	-1.74%	3.01%
JPMorgan Global High-Yield Index[1]	-26.83%	-0.72%	3.58%
Lipper High Current Yield Bond Funds Index[2]	-28.84%	-1.87%	1.32%

[1]	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

[2]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.43%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.59%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Prospectus	About the Funds
27

American Beacon

High Yield Bond FundSM — AMR Class — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$60
3 Years	$189
5 Years	$329
10 Years	$738

About the Funds	Prospectus
28

American Beacon

S&P 500® Index Fund1 — Institutional Class

Investment Objective

To replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index” or “Index”).

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio.

The Fund uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSgA FM to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

Derivatives Risk
The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be

1    S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

Prospectus	About the Funds
29

American Beacon

S&P 500® Index Fund — Institutional Class — (continued)

worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio, a separate investment company managed by Bankers Trust Company. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	15.22% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-21.93% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
S&P 500 Index Fund	-37.08%	-2.30%	-1.55%
S&P 500 Index[1]	-37.00%	-2.19%	-1.38%
Lipper S&P 500 Objective Funds Index[2]	-37.08%	-2.41%	-1.64%

[1]	The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

[2]	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P 500 Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.045%
Distribution (12b-1) Fees	0.000%
Other Expenses	0.085%

Total Annual Fund Operating Expenses	0.130%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the State Street Equity 500 Index Portfolio.

[2]	This fee represents the total fees paid by the State Street Equity 500 Index Portfolio to State Street Bank and Trust Company for its service as administrator, custodian and transfer agent and SSgA FM’s service as investment advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$13
3 Years	$42
5 Years	$73
10 Years	$166

About the Funds	Prospectus
30

American Beacon

Small Cap Index FundSM — Institutional Class

Investment Objective

To match the performance of the Russell 2000® Index1 (the “Russell 2000” or “Index”) as closely as possible before the deduction of Fund expenses.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Master Small Cap Index Series of the Index Trust. The investment objective of the Master Small Cap Index Series may be changed without shareholder approval.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies weighted by market capitalization, as determined by the Frank Russell Company. As of December 31, 2008, the market capitalizations of the companies in the Russell 2000 Index ranged from $7 million to $3.3 billion. The Fund will be substantially invested in securities in the Russell 2000, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities included in the Russell 2000. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Fund invests in a sample of the stocks included in the Russell 2000 and aims to create a portfolio that approximates the performance of the Russell 2000. The Fund does not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and so has fewer transaction costs than it would incur through full replication. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies

1     Russell 2000 ® Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
31

American Beacon

Small Cap Index FundSM — Institutional Class — (continued)

may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Derivatives Risk
Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return:	23.23%
(1/1/01 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.96%
(1/1/01 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Small Cap Index Fund	-33.58%	-1.04%	1.18%
Russell 2000 Index[1]	-33.79%	-0.93%	1.29%
Lipper Small-Cap Core Funds Index[2]	-35.59%	-1.02%	1.96%

[1]	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.01%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.20%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Master Small Cap Index Series.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$64
5 Years	$113
10 Years	$255

About the Funds	Prospectus
32

American Beacon

International Equity Index FundSM —
Institutional Class

Investment Objective

To match the performance of the Morgan Stanley Capital International EAFE Index (the “MSCI EAFE Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Master International Index Series of the Index Trust. The investment objective of the Master International Index Series may be changed without shareholder approval.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the countries in the Index is based upon each country’s relative market capitalization, and not its gross domestic product. This means that the Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom), which in turn, will have the most effect on the Index’s performance.

The Fund will be substantially invested in securities in the Index, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Index. The Fund is also a non-diversified fund.

The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. Instead, using a statistical sampling technique, the Fund may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments that correlate with components of the MSCI EAFE Index as a whole. The Fund aims to create a portfolio that approximates the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries included within the MSCI EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of each country.

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities.

Prospectus	About the Funds
33

American Beacon

International Equity Index FundSM — Institutional Class —
(continued)

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return of the Index.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Derivatives Risk
Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Large-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return:	19.48%
(1/1/01 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	-19.77%
(1/1/01 through 12/31/08)	(3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
International Equity Index Fund	-41.85%	2.13%	-0.71%
MSCI EAFE Index[1]	-43.38%	1.66%	-0.86%
Lipper International Large-Cap Core Funds Index[2]	-43.31%	1.24%	-2.03%

[1]	Performance is that of the MSCI EAFE Index from inception through September 30, 2001 and from June 1, 2002 through December 31, 2002. Performance from October 1, 2001 through May 31, 2002 is that of the Provisional MSCI EAFE Index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.01%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.18%

Total Annual Fund Operating Expenses	0.19%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Master International Index Series.

About the Funds	Prospectus
34

American Beacon

International Equity Index FundSM — Institutional Class —
(continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Prospectus	About the Funds
35

American Beacon

Intermediate Bond FundSM — Institutional Class

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or Barrow, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Barrow uses a bottom-up fixed income investment strategy in determining which securities to buy and sell, as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.

•	Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital Aggregate Index.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

About the Funds	Prospectus
36

American Beacon

Intermediate Bond FundSM — Institutional Class — (continued)

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager or Barrow for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Prospectus	About the Funds
37

American Beacon

Intermediate Bond FundSM — Institutional Class — (continued)

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. The Institutional Class of the Fund began offering its shares on March 1, 1999. However, another class of shares of the Fund no longer in operation began offering its shares on September 15, 1997. In the chart and table below, performance results before March 1, 1999 are for the other class. Because the other class had slightly higher expenses, its performance was slightly lower than the Fund would have realized in the same period. Prior to March 1, 2005, the Institutional Class of the Fund was known as the AMR Class. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	4.91% (4th Quarter 2008)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-2.75% (2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Intermediate Bond Fund	5.13%	4.65%	5.27%
Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Index[2]	-4.71%	2.28%	4.23%

[1]	The Barclays Capital Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.31%

[1]	Management Fees are restated to reflect current fees.

About the Funds	Prospectus
38

American Beacon

Intermediate Bond FundSM — Institutional Class — (continued)

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$32
3 Years	$100
5 Years	$174
10 Years	$393

Prospectus	About the Funds
39

American Beacon

Short-Term Bond FundSM — Institutional Class

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of one to three years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates.

About the Funds	Prospectus
40

American Beacon

Short-Term Bond FundSM — Institutional Class — (continued)

When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Prospectus	About the Funds
41

American Beacon

Short-Term Bond FundSM — Institutional Class — (continued)

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees or expenses. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future.

Highest Quarterly Return:	3.34%
(1/1/99 through 12/31/08)	(3rd Quarter 2001)
Lowest Quarterly Return:	-1.18%
(1/1/99 through 12/31/08)	(3rd Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Short-Term Bond Fund	3.03%	3.35%	4.45%
Merrill Lynch 1-3 Yr Gov./ Corp. Index[1]	4.69%	3.74%	4.74%
Lipper Short Investment Grade Bond Funds Index[2]	-4.61%	1.53%	3.22%

[1]	The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

[2]	The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.32%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$33
3 Years	$103
5 Years	$180
10 Years	$406

About the Funds	Prospectus
42

American Beacon

Treasury Inflation Protected Securities FundSM —
Institutional Class

Investment Objective

Inflation protection and income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Up to 20% of the Fund’s assets may be invested in inflation-indexed debt securities issued by U.S. Government agencies or instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government), foreign governments, their agencies or instrumentalities, or U.S. and foreign corporations, as well as fixed income securities that are not indexed to inflation.

Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted in order to provide a total return exceeding inflation over the long term. Each inflation-indexed security is tied to a particular inflation index, such as the Consumer Price Index in the U.S. or a comparable measure of inflation in a foreign country. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. Interest payments are calculated by multiplying the security’s fixed coupon rate determined at issuance by the adjusted principal and dividing by the number of interest payments per year.

The Manager currently allocates all of the Fund’s assets to NISA Investment Advisors, LLC (“NISA”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as other securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security.

NISA’s investment process combines strategic (top-down) and tactical (bottom-up) analysis to determine a strategy whose goal is to outperform the Fund’s benchmark. NISA may use derivative instruments, such as futures contracts, options and swap agreements as a hedge against interest rate or foreign currency fluctuations.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between five and twenty years. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations that are not inflation-indexed. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Prospectus	About the Funds
43

American Beacon

Treasury Inflation Protected Securities FundSM —
Institutional Class — (continued)

Credit Risk
Securities issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Government. However, securities issued by U.S. Government agencies and instrumentalities are not necessarily subject to the same guarantee. The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Income Risk
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Deflation Risk
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Derivatives Risk
The use of derivative instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Foreign Investing Risk
The Fund may invest a portion of its assets in securities issued by foreign governments or foreign corporations. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Securities Selection Risk
Securities selected by NISA may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

About the Funds	Prospectus
44

American Beacon

Treasury Inflation Protected Securities FundSM —
Institutional Class — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/08)	(1st Quarter 2008)
Lowest Quarterly Return:	-4.82%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

	Average Annual
	Total Return
	as of 12/31/08
			Since
			Inception
	1 Year	3 Years	(6/30/04)
Treasury Inflation Protected Securities Fund	–2.09%	3.24%	3.45%
Barclays Capital 1-10 Yr. (formerly Lehman Brothers Aggregate Index) U.S. TIPS Index[1]	–2.43%	3.37%	3.76%
Lipper TIPS Funds Index[2]	–4.08%	1.94%	3.42%

[1]	The Barclays Capital 1-10 Year U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury inflation-indexed securities with maturities between one and ten years.

[2]	The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Funds category. Lipper is an independent mutual fund research and ranking service.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Inflation Protected Securities Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.10%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%
Acquired Fund Fees and Expenses[2]	0.00%

Total Annual Fund Operating Expenses[3]	0.29%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$30
3 Years	$93
5 Years	$163
10 Years	$368

Prospectus	About the Funds
45

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager

•	develops the investment programs for each Fund,
•	selects and changes sub-advisors and master portfolios, where applicable (subject to requisite approvals),
•	allocates assets among sub-advisors,
•	monitors the sub-advisors’ and master portfolio advisors’ investment programs and results,
•	coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,
•	oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and
•	with the exception of the High Yield Bond, S&P 500 Index, Small Cap Index, International Equity Index, and Treasury Inflation Protected Securities Funds, invests the portion of Fund assets that the sub-advisors determine should be allocated to high quality short-term debt obligations.

•	manages directly the Short-Term Bond Fund and a portion of the assets of the Balanced Fund and the Intermediate Bond Fund.

The management fees, including sub-advisory fees paid for the Funds for the fiscal year ended October 31, 2008, net of reimbursements and shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Balanced	0.27%
Large Cap Value	0.28%
Large Cap Growth	0.53%
Mid-Cap Value	0.70%
Small Cap Value	0.51%
International Equity	0.34%
Emerging Markets	0.79%
High Yield Bond	0.48%
Intermediate Bond	0.24%
Short-Term Bond	0.23%

The management fees, including sub-advisory fees paid by the Treasury Inflation Protected Securities Fund for its fiscal year ended December 31, 2008 were 0.14% of average net assets.

The Manager also may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. Currently, the Manager receives 10% of such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the semi-annual reports dated June 30, 2008 for the S&P 500 Index, Small Cap Index, International Equity Index, and Treasury Inflation Protected Securities Funds and in the annual reports dated October 31, 2008 for all other Funds.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond Fund. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending sub-advisors to the Funds’ Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor’s performance and allocate the Funds’ assets among the sub-advisors and the Manager, as applicable.

Funds Under Management	Team Members
Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, and Intermediate Bond	Adriana R. Posada
Large Cap Growth, S&P 500 Index, Small Cap Index, and International Equity Index	Cynthia Thatcher
International Equity, Emerging Markets, High Yield Bond, and Treasury Inflation Protected Securities	Kirk L. Brown

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. Ms. Posada is Managing Director of Trust Investments and became a member of the team in October 1998. Ms. Thatcher is Manager of Trust Investments and became a member of the team upon joining the Manager in December 1999. Mr. Brown is Managing Director of Trust and Alternative Investments, and he has served on the portfolio management team since February 1994. The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including

About the Funds	Prospectus
46

other accounts they manage, their ownership in the Funds they manage and their compensation.

Michael W. Fields oversees the team responsible for the portfolio management of the Short-Term Bond Fund and a portion of the fixed income assets of the Balanced and Intermediate Bond Funds. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for each Fund under his management. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced, Intermediate Bond and Short-Term Bond Funds includes Patrick A. Sporl and Gyeong Kim. Mr. Sporl has served as the Senior Portfolio Manager to the Balanced Fund since September 2001 and to the Intermediate Bond and Short-Term Bond Funds since January 1999. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Funds’ holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund, Intermediate Bond and Short-Term Bond Funds since November 2002. She has responsibility for credit and relative value analysis of corporate bonds. The Funds’ SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Funds they manage and their compensation.

SSgA Funds Management, Inc.

The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “State Street Portfolio”), which is advised by SSgA Funds Management Inc. (“SSgA FM”). SSgA FM is a subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2008, SSgA FM managed approximately $119 billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $1.44 trillion in assets. SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the State Street Portfolio. As compensation for SSgA FM’s services as investment advisor and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the State Street Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA FM manages the State Street Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the State Street Portfolio include the following: John Tucker and Karl Schneider. Mr. Tucker is a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker is a Senior Portfolio Manager in SSgA FM’s Global Structured Products Team. Mr. Tucker joined SSgA in 1988. Prior to joining the Global Structured Products Group, Mr. Tucker worked in the SSgA Structured Products Group in London as Manager of all index strategies. Mr. Schneider is a Principal of SSgA and a Principal of SSgA FM. Mr. Schneider joined SSgA in 1996 as a member of the SSgA Global Fundamental Strategies Team. The Funds’ SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the State Street Portfolio and their compensation.

BlackRock Advisors

The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”) with similar names and identical investment objectives. The Index LLC is managed by BlackRock Advisors, LLC, a Delaware limited liability company. BlackRock Advisors, LLC, on behalf of the Master Small Cap Index Series and Master International Index Series of the Index LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of corresponding portfolios of the Index LLC. BlackRock Advisors LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $1 trillion in assets under management. Assets under management as of December 31, 2008 were approximately $1.31 trillion. BlackRock serves as investment advisor to the Index LLC. As compensation for providing investment advisory services (and for assuming ordinary operating expenses), BlackRock Advisors, LLC receives an annualized fee of 0.01% of the average daily net assets of the Master Small Cap Index Series and 0.01% of the average daily net assets of the Master International Index Series, a portion of which it pays to BIM as compensation for its services as sub-advisor.

The Master Small Cap Index Series and the Master International Index Series (the “Series”) are managed by BlackRock Quantitative Index Management Team. The members of the team are Jeffrey L. Russo and Debra L. Jelilian. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day-to-day management of each Series’ portfolio and the selection of each Series’

Prospectus	About the Funds
47

investments. Mr. Russo has been a Director of and portfolio manager with BlackRock since 2006. Prior to joining BlackRock, Mr. Russo was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006 and was a Vice President thereof from 1999 to 2004. He has been a member of the Series’ management team since 2000. Mr. Russo has eleven years’ experience as a portfolio manager and trader. Ms. Jelilian has been a Managing Director of BlackRock since 2009 and a Director of BlackRock from 2006 to 2009. Prior to joining BlackRock, Ms. Jelilian was a Director of MLIM from 1999 to 2006 and has been a member of the Series’ management team since 2000. Ms. Jelilian has over fifteen years’ experience in investing and in managing index investments. The Funds’ SAI provides additional information about Mr. Russo and Ms. Jelilian, including other accounts they manage, their ownership in the Series and their compensation.

The Sub-Advisors

The Manager is the sole investment advisor to the Short-Term Bond Fund. Except for this Fund, each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of the Intermediate Bond Fund are allocated by the Manager between the Manager and another sub-advisor. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation, Inc. and its affiliates under management by each respective sub-advisor (except assets managed by Barrow and NISA under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2008, Barrow had discretionary investment management authority with respect to approximately $44.6 billion of assets, including approximately $3.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Intermediate Bond, and Short-Term Bond Funds. The Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

d

Business
Name and Title of	Length of Service	Experience
Portfolio Managers	to Fund	Past 5 Years

Balanced & Large Cap Value Funds
James P. Barrow Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow

Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow

Mark Giambrone Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow

Small Cap Value Fund
James S. McClure Portfolio Manager	Since 2003	Portfolio Manager/Barrow

John P. Harloe Portfolio Manager	Since 2003	Portfolio Manager/Barrow

Balanced & Intermediate Bond Funds
John S. Williams Portfolio Manager	Since Inception	Portfolio Manager/Barrow

David H. Hardin Portfolio Manager	Since Inception	Portfolio Manager/Barrow

J. Scott McDonald Portfolio Manager	Since 1994	Portfolio Manager/Barrow

Mark C. Luchsinger Portfolio Manager	Since 1996	Portfolio Manager/Barrow

Deborah A. Petruzzelli Portfolio Manager	Since 2002	Portfolio Manager/ Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed income portion of the Balanced and Intermediate Bond Funds using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals — five senior portfolio managers and one dedicated research analyst. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are

About the Funds	Prospectus
48

divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), Formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2008, Brandywine had assets under management totaling approximately $32.8 billion, including approximately $3.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

Brandywine Global Portfolio Managers for the
Balanced and Large Cap Value Funds

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global’s Executive Committee and serves as lead Portfolio Manager of Brandywine Global’s fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine Global’s domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global’s large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global’s equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as co-lead Portfolio Manager for Brandywine Global’s fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine Global’s large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine Global’s equity products. He joined Brandywine Global in 1991 and has served as a portfolio manager to Brandywine Global’s portion of the fixed income portion of the Balanced Fund since April 1996.

Brandywine Global Portfolio Managers
for the Small Cap Value Fund

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine Global’s diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine Global’s Executive Committee. He joined Brandywine Global in 1987 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as Co-Manager for Brandywine Global’s diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine Global’s information systems. Mr. Tonkovich has been with Brandywine Global since 1989 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2008, Causeway had approximately $8.7 billion in assets under management, including approximately $806 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Causeway’s portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the

Prospectus	About the Funds
49

Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2008, Dreman had approximately $8.5 billion of assets under management, which included approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Lead Portfolio Manager for Dreman’s portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Mr. Dreman has managed Dreman’s portion of the Fund since August 2005. E. Clifton Hoover, Jr. and Mark Roach serve as Co-Portfolio Managers for Dreman’s portion of the Fund. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Roach has managed Dreman’s portion of the Fund since November 2006. Mr. Hoover has been Co-Chief Investment Officer and Managing Director of Large and Small Cap Value Strategies for Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mr. Hoover has managed Dreman’s portion of the Fund since November 2006.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has managed Franklin’s portion of the Fund since September 2006.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment advisor with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion, including approximately $25.2 million of assets of AMR Corporation and its subsidiaries and affiliates entities. GSAM serves as a sub-advisor to the Large Cap Growth Fund.

Robert C. Jones, Managing Director and Co-CIO for GSAM’s Quantitative Investment Strategies (“QIS”) team, is involved in all aspects of the firm’s equity business, including ongoing research, product development, implementation, and performance analysis along with Mark Carhart. Mr. Jones founded Goldman Sachs’ quantitative equity area in 1989. By combining his research in Goldman Sachs’ Investment Research Department with an earlier model, Mr. Jones designed the initial prototype for the CORESM (“Computer-Optimized, Research-Enhanced”) multifactor model. Mr. Jones has co-managed GSAM’s portion of the Large Cap Growth Fund since 2007.

Mark Carhart, Managing Director and Co-CIO for QIS, joins Mr. Jones in overseeing all aspects of GSAM’s equity process, including ongoing research, product development, implementation and performance analysis. Mark Carhart joined GSAM in 1997 and in 1998 became Co-CIO of the macro/fixed income area of the group. From 1998 through 2007, along with joint oversight of the macro business, Mr. Carhart was involved in portfolio management and research for equity portfolios that were jointly managed by the macro and equity platforms, and was instrumental in building QIS’ equity research capabilities. He has co-managed GSAM’s portion of the Fund since 2007.

Andrew Alford, PhD, Managing Director and Senior Portfolio Manager, is responsible for GSAM’s U.S. portfolios

About the Funds	Prospectus
50

and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Mr. Alford has co-managed GSAM’s portion of the Fund since 2007.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2008, Hotchkis had approximately $10.8 billion in assets under management, including approximately $852 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although the Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
Balanced and Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision-making-process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds.

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team. Hotchkis’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers
for the Small Cap Value Fund

David Green, Jim Miles, Stan Majcher, Judd Peters and Scott McBride participate in the investment research review and decision-making-process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Majcher, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1996. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Hotchkis’ investment team has managed the Hotchkis portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008, including approximately $367 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

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51

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a registered investment advisor and privately held partnership that is majority owned by Logan employees and minority owned by Guggenheim Capital LLC. Jude T. Driscoll, former President and CEO of Delaware Investments, founded Logan in January 2007. As of December 31, 2008, Logan had more than $10.2 billion in assets under management. Of this amount, none were assets of AMR Corporation and its subsidiaries and affiliated entities. Logan serves as a sub-advisor to the High Yield Bond Fund.

Timothy L. Rabe, CFA, is a senior portfolio manager at Logan and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed income funds and strategies at the firm. From 1995 to 2000 Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“MetWest Capital”), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority owned by its key professionals. As of December 31, 2008, MetWest Capital had approximately $18.0 billion of assets under management, which included approximately $1.9 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund’s investment team includes Gary W. Lisenbee, David M. Graham, Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.

Gary W. Lisenbee and Samir Sikka have joint responsibility for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Lisenbee has managed the Fund since August 2005. Mr. Sikka has served as Co-Lead Strategist since February 2007, Research Analyst since July 2006, and has managed MetWest Capital’s portion of the Small Cap Value Fund since July 2006. From April 1999 to February 2006, he was a Senior Analyst with Trust Company of the West.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404.2 billion, including approximately $156 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the Emerging Markets Fund.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliated investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 049481.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the Emerging Markets Fund. The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma and Paul Psaila, each a Managing Director of MSIM Inc., James Cheng, a Managing Director of MSIM Company, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of MSIM Inc.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Mr. Piper has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s

About the Funds	Prospectus
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portion of the Emerging Markets Fund since August 2006. Ms. Piedrahita has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

NISA INVESTMENT ADVISORS, LLC (“NISA”), 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105, is an employee-owned investment advisory firm that began managing assets in 1994. As of December 31, 2008, NISA had assets of approximately $54 billion under management, including approximately $2.2 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. NISA serves as sub-advisor to the Treasury Inflation Protected Securities Fund.

NISA’s Investment Committee develops the investment strategy for the Treasury Inflation Protected Securities Fund. The Investment Committee comprises Dr. Jess Yawitz, Dr. William Marshall and Mr. Ken Lester. Dr. Yawitz is NISA’s Chairman and Chief Executive Officer. Dr. Marshall is NISA’s President. Mr. Lester is NISA’s Managing Director, Fixed Income and Derivatives. Each has held these or comparable positions since the firm’s inception in 1994. Drs. Yawitz and Marshall lead the portfolio management team that has joint responsibility for the day-to-day management of the Fund and oversee the personnel responsible for implementing the strategy. Anthony Pope, Director, Fixed Income Trading, is responsible for implementing NISA’s strategy for the Fund on a day-to-day basis. Mr. Pope has served as Director, Fixed Income since 2007 and has been an Investment Officer since 1997. The NISA portfolio management team has managed the Fund since its inception in June 2004.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2008, Opus had assets under management of approximately $0.9 billion, including approximately $249 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 26 years of investment experience and has managed a portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over ten years of investment experience and has managed a portion of the Fund since January 2005.

Jonathon M. Detter has served as Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over six years of investment and valuation experience and has managed a portion of the Fund since January 2005.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2008, Pzena had assets of approximately $10.7 billion under management, including approximately $24.0 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the Mid-Cap Value Fund.

Investment decisions for the portion of the Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, John P. Goetz and Manoj Tandon. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena as of January 1, 2005. Prior to becoming Co-CIO, Mr. Goetz was Director of Research for Pzena. He has also served on the Fund’s portfolio management team since its inception and has been with Pzena since 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 and has managed Pzena’s portion of the Fund since January 2006.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton

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Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton’s portion of the International Equity Fund since the Fund’s inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2008 were $26.2 billion, including approximately $4.09 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value, International Equity and Emerging Markets Funds.

The Boston Company Portfolio
Managers for the Small Cap Value Fund

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone’s research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

The Boston Company Portfolio
Managers for the Emerging Markets
and International Equity Funds

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the Emerging Markets Fund since August 2000 and a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, and Carolyn M. Kedersha, Senior Vice President, have been with The Boston Company since 1998 and 1988, respectively. Prior to becoming portfolio managers in March 2003, they each served as research analysts. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004, and Ms. Kedersha has served as a portfolio manager to a portion of the Emerging Markets Fund since March 2003. Both Mr. Smith and Ms. Kedersha continue to conduct research on a variety of regions and sectors. Mr. Smith focuses on global technology and European capital goods companies, while Ms. Kedersha targets companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. Warren Skillman joined the Boston Company in September 2005 as a Senior Research Analyst. He has served as a Vice President and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets.

THE RENAISSANCE GROUP LLC (“Renaissance”), The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of December 31, 2008, Renaissance had $4.4 billion in assets under management, which included approximately $25.4 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Renaissance serves as a sub-advisor to the Large Cap Growth Fund.

Michael E. Schroer, Renaissance’s Chief Investment Officer and Managing Partner, serves as portfolio manager for Renaissance’s portion of the Large Cap Growth Fund. Mr. Schroer joined Renaissance in 1984 and has managed Renaissance’s portion of the Fund since September 2006.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund’s or Portfolio’s applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the

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Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The Emerging Markets Fund, International Equity Fund and Master International Index Series often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the High Yield Bond Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of AMR and Institutional Class shares will be determined based on a pro rata allocation of the Fund’s or Portfolio’s (as applicable) investment income, expenses and total capital gains and losses. Each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Because the International Equity, Emerging Markets, and International Equity Index Funds (the “International Funds”) invest in securities primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV per share of the International Funds may change on days when shareholders will not be able to purchase or redeem the International Funds’ shares.

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About Your Investment

Purchase and Redemption of Shares

Eligibility

AMR Class shares are offered only to investors in the retirement and benefit plans of the Manager, AMR Corporation and its affiliates.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business. If a purchase order is received in good order prior to the deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. No sales charges are assessed on the purchase or sale of Fund shares.

Redemption Policies

Shares of any Fund may be redeemed by telephone or mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-658-5811.

Proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the Mid-Cap Value Fund that you have owned for less than 180 days. A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund or Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to the applicable Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee.

The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions;
•	shares acquired through rollovers and loan repayments;
•	shares redeemed through minimum required distributions, loans and hardship withdrawals; or
•	other transactions that are initiated by a party other than the plan participant.

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Frequent Trading and Market Timing.”

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the applicable Fund or its corresponding portfolio. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

A 90-day exchange restriction applies to the Funds. Pursuant to this restriction, participants will be limited to one purchase and one sale during a rolling 90-day period. Participants exceeding one purchase and one sale of the same Fund within a 90-day period cannot purchase shares of that Fund via an exchange for an additional 90 days.

The exchange restriction does not apply to the following transaction types:

•	payroll contributions;
•	reinvestment of dividends and distributions;

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•	minimum required distributions, loans, and hardship withdrawals; or
•	other transactions that are initiated by a party other than the plan participant.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

General Policies

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds are unable to verify the shareholder’s identity within three business days of account opening,

•	charge a fee and to modify or terminate the exchange privilege at any time, and

•	limit the number of exchanges between Funds a shareholder may exercise.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. The International Equity, Emerging Markets, and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include redemption fees imposed on the Mid-Cap Value, International Equity and Emerging Markets Funds, which are described in the “Redemption Policies” section. In addition, the Funds have established limitations on exchanges between Funds, which are described in the “Exchange Policies” section. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions on a class of Fund shares will be reinvested in additional shares of the same class. Monthly distributions are paid to shareholders on

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the first business day of the following month. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
Balanced	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Growth	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
S&P 500 Index	April, July, October and December	Annually
Small Cap Index	Annually	Annually
International Equity Index	Annually	Annually
High Yield Bond	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually
Treasury Inflation
Protected Securities	July and December	Annually

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.
Additional Information

Distribution of Fund Shares

The Funds do not incur any direct distribution expenses related to AMR Class or Institutional Class shares. However, the Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the Funds begin to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Master-Feeder Structure

Under a master-feeder structure, a “feeder” fund invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

Each Master-Feeder Fund can withdraw its investment in its corresponding Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in a Portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Master-Feeder Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Portfolio Holdings

With the exception of the International Equity Index, S&P 500 Index, and Small Cap Index Funds, a complete listing of each Fund’s holdings is made available on the Funds’ website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a Fund’s complete list of holdings, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . .” menu on the home page. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the International Equity Index, S&P 500 Index, and Small Cap Index Funds are generally posted to the website approximately thirty days after the end of each calendar quarter, and the ten largest holdings of all other Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter. Each Fund’s list of its ten largest holdings remains available on the website until the next quarter. To access a Fund’s ten largest holdings on www.americanbeaconfunds.com, select “Fund Holdings” under the “I want info on . . .” menu on the home page or select the “Funds Info” tab on the home page and then click on the name of the Fund.

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A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

	Balanced Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.49	$15.27	$14.49	$13.87	$12.60

Income from investment operations:
Net investment incomeA	0.49	0.50	0.45	0.39	0.32
Net gains on securities (both realized and unrealized)	(4.52)	0.89	1.46	1.05	1.31

Total income from investment operations	(4.03)	1.39	1.91	1.44	1.63

Less distributions:
Dividends from net investment income	(0.48)	(0.45)	(0.41)	(0.35)	(0.36)
Distributions from net realized gains on securities	(0.79)	(0.72)	(0.72)	(0.47)	—

Total distributions	(1.27)	(1.17)	(1.13)	(0.82)	(0.36)

Net asset value, end of period	$10.19	$15.49	$15.27	$14.49	$13.87

Total return	(28.08)%	9.59%	13.98%	10.63%	13.13%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$604,209	$898,584	$817,333	$712,073	$636,420
Ratios to average net assets (annualized):
Expenses, net of waivers	0.31%	0.31%	0.33%	0.33%	0.37%
Expenses, before waivers	0.31%	0.31%	0.33%	0.33%	0.37%
Net investment income, net of waivers	3.62%	3.21%	3.08%	2.70%	2.40%
Net investment income, before waivers	3.62%	3.21%	3.08%	2.70%	2.40%
Portfolio turnover rate	53%	50%	59%	58%	62%

A	Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

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	Large Cap Value Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$25.80	$23.55	$20.78	$18.02	$15.44

Income from investment operations:
Net investment incomeA,B	0.51	0.45	0.35	0.31	0.30
Net gains on securities (both realized and unrealized)	(10.26)	2.76	3.47	2.73	2.58

Total income from investment operations	(9.75)	3.21	3.82	3.04	2.88

Less distributions:
Dividends from net investment income	(0.46)	(0.35)	(0.29)	(0.28)	(0.30)
Distributions from net realized gains on securities	(0.71)	(0.61)	(0.76)	—	—

Total distributions	(1.17)	(0.96)	(1.05)	(0.28)	(0.30)

Net asset value, end of period	$14.88	$25.80	$23.55	$20.78	$18.02

Total return	(39.43)%	14.03%	19.08%	16.95%	18.89%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$497,127	$972,260	$1,024,899	$848,219	$696,206
Ratios to average net assets (annualized):
Expenses, net of waivers	0.32%	0.32%	0.34%	0.35%	0.39%
Expenses, before waivers	0.32%	0.32%	0.34%	0.35%	0.39%
Net investment income, net of waivers	2.44%	2.13%	2.18%	1.87%	1.79%
Net investment income, before waivers	2.44%	2.13%	2.18%	1.87%	1.79%
Portfolio turnover rate	28%	20%	26%	25%	29%

A	Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

B	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

	Large Cap Growth Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006A	2005	2004
Net asset value, beginning of period	$7.72	$6.95	$6.21	$5.84	$5.48

Income from investment operations:
Net investment income	0.07	0.06	0.05	0.06	0.02
Net gains (losses) on securities (both realized and unrealized)	(2.99)	0.77	0.73	0.36	0.36

Total income (loss) from investment operations	(2.92)	0.83	0.78	0.42	0.38

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.04)	(0.05)	(0.02)
Distributions from net realized gains on securities	(0.22)	—	—	—	—

Total distributions	(0.28)	(0.06)	(0.04)	(0.05)	(0.02)

Net asset value, end of period	$4.52	$7.72	$6.95	$6.21	$5.84

Total return	(39.17)%	12.07%	12.52%	7.22%	6.88%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$56,976	$101,698	$82,042	$63,183	$55,121
Ratios to average net assets (annualized):
Expenses, net of waivers	0.59%	0.60%	0.59%	0.64%	0.71%
Expenses, before waivers	0.59%	0.60%	0.59%	0.64%	0.71%
Net investment income, net of waivers	1.05%	0.85%	0.88%	0.98%	0.34%
Net investment income, before waivers	1.05%	0.85%	0.88%	0.98%	0.34%
Portfolio turnover rate	112%	128%	181%	164%	131%

A	On September 12, 2006, The Renaissance Group LLC assumed management of the Large Cap Growth Fund’s assets previously managed by J.P. Morgan Investment Management Inc.

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	Mid-Cap Value Fund-
	AMR Class
	(formerly Institutional Class prior to December 1, 2005)A
					June 30 to
	Year Ended October 31,				October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.07	$10.87	$11.72	$10.27	$10.00

Income from investment operations:
Net investment income	0.18	0.18	0.12	0.13	0.02	B
Net gains on securities (both realized and unrealized)	(4.35)	0.36	1.75	1.37	0.25

Total income from investment operations	(4.17)	0.54	1.87	1.50	0.27

Less distributions:
Dividends from net investment income	(0.17)	(0.08)	(0.14)	(0.05)	—
Distributions from net realized gains on securities	(0.76)	(0.26)	(2.58)	—	—

Total distributions	(0.93)	(0.34)	(2.72)	(0.05)	—

Redemption fees added to beneficial interestsE	—	—	—	—	—
Net asset value, end of period	$5.97	$11.07	$10.87	$11.72	$10.27

Total return	(40.87)%	5.19%	19.16%	14.63%	2.70	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$34,253	$78,794	$66,290	$44,342	$25,546
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.82%	0.75%	0.97%	1.01%	1.14	%D
Expenses, before expense reimbursements (recoupments)	0.82%	0.75%	0.92%	1.02%	1.34	%D
Net investment income, after expense reimbursements (recoupments)	1.68%	1.41%	1.38%	0.92%	0.73	%D
Net investment income, before expense reimbursements (recoupments)	1.68%	1.40%	1.42%	0.91%	0.53	%D
Portfolio turnover rate	28%	35%	42%	298%	6	%C

A	On November 30, 2005, the Mid-Cap Value Fund’s Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

B	Based on average shares outstanding.

C	Not annualized.

D	Annualized.

E	Amounts represent less than $0.01 per share.

	Small Cap Value Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004B
Net asset value, beginning of period	$22.05	$22.48	$20.38	$18.78	$16.13

Income from investment operations:
Net investment income	0.33	0.30	0.27	0.21	0.14
Net gains on securities (both realized and unrealized)	(7.15)	1.08	2.91	2.26	3.04

Total income from investment operations	(6.82)	1.38	3.18	2.47	3.18

Less distributions:
Dividends from net investment income	(0.28)	(0.25)	(0.19)	(0.10)	(0.09)
Distributions from net realized gains on securities	(2.47)	(1.56)	(0.89)	(0.77)	(0.44)

Total distributions	(2.75)	(1.81)	(1.08)	(0.87)	(0.53)

Net asset value, end of period	$12.48	$22.05	$22.48	$20.38	$18.78

Total return	(34.71)%	6.39%	16.12%	13.23%	20.12%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$209,927	$411,406	$412,857	$424,965	$438,353
Ratios to average net assets (annualized):
Expenses, net of waivers	0.56%	0.54%	0.55%	0.58%	0.60%
Expenses, before waivers	0.56%	0.54%	0.55%	0.58%	0.60%
Net investment income, net of waivers	1.62%	1.21%	1.10%	0.94%	0.84%
Net investment income, before waivers	1.62%	1.21%	1.10%	0.94%	0.84%
Portfolio turnover rate	62%	52%	48%	47%	35%

A	Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

B	The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

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	International Equity Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004A
Net asset value, beginning of period	$27.54	$24.86	$21.12	$18.58	$15.54

Income from investment operations:
Net investment incomeB,C	0.72	0.73	0.63	0.50	0.34
Net gains on securities (both realized and unrealized)B	(11.58)	4.33	4.92	2.33	3.14

Total income from investment operations	(10.86)	5.06	5.55	2.83	3.48

Less distributions:
Dividends from net investment income	(0.77)	(0.56)	(0.48)	(0.29)	(0.44)
Distributions from net realized gains on securities	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(3.43)	(2.38)	(1.81)	(0.29)	(0.44)

Redemption fees added to beneficial interestD	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.25	$27.54	$24.86	$21.12	$18.58

Total return	(44.65)%	21.86%	27.88%	15.32%	22.84%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$328,083	$672,680	$563,231	$448,096	$460,114
Ratios to average net assets (annualized):
Expenses, net of waiversB	0.41%	0.42%	0.45%	0.44%	0.49%
Expenses, before waiversB	0.41%	0.42%	0.45%	0.44%	0.49%
Net investment income, net of waiversB	3.24%	2.77%	2.76%	2.49%	1.97%
Net investment income, before waiversB	3.24%	2.77%	2.76%	2.49%	1.97%
Portfolio turnover rateE	31%	38%	40%	37%	36%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

B	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

C	Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

D	Amounts represent less than $0.01 per share.

E	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

	Emerging Markets Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008		2007		2006	2005	2004
Net asset value, beginning of period	$24.37		$17.52		$15.17	$12.68	$10.66

Income from investment operations:
Net investment income	0.33		0.19		0.15	0.24	0.10
Net gains (losses) on securities (both realized and unrealized)	(11.91)		9.30		4.65	3.42	2.00

Total income (loss) from investment operations	(11.58)		9.49		4.80	3.66	2.10

Less distributions:
Dividends from net investment income	(0.18)		(0.15)		(0.24)	(0.09)	(0.08)
Distributions from net realized gains on securities	(3.55)		(2.49)		(2.21)	(1.08)	—

Total distributions	(3.73)		(2.64)		(2.45)	(1.17)	(0.08)

Redemption fees added to beneficial interests	—	A	—	A	—	—	—
Net asset value, end of period	$9.06		$24.37		$17.52	$15.17	$12.68

Total return	(55.48)%		61.19%		34.87%	30.43%	20.00%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$72,516		$271,726		$135,146	$94,864	$74,199
Ratios to average net assets (annualized):
Expenses, net of waivers	1.17%		1.37%		1.30%	1.25%	1.59%
Expenses, before waivers	1.17%		1.37%		1.30%	1.25%	1.59%
Net investment income, net of waivers	1.46%		1.25%		1.01%	1.60%	1.01%
Net investment income, before waivers	1.46%		1.25%		1.01%	1.60%	1.01%
Portfolio turnover rate	82%		81%		67%	63%	76%

A	Amounts represent less than $0.01 per share.

Prospectus	Additional Information
63

	High Yield Bond
	Fund-AMR Class
	Year Ended	September 4 to
	October 31,	October 31,
For a share outstanding throughout the period:	2008D,E	2007
Net asset value, beginning of period	$10.11	$9.94

Income from investment operations:
Net investment income	0.80	0.12
Net gains on securities (both realized and unrealized)	(3.34)	0.17

Total income from investment operations	(2.54)	0.29

Less distributions:
Dividends from net investment income	(0.80)	(0.12)
Distributions from net realized gains on securities	—	—

Total distributions	(0.80)	(0.12)

Net asset value, end of period	$6.77	$10.11

Total return	(26.84)%	2.94	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$44,060	$82,322
Ratios to average net assets (annualized):
Expenses, net of waivers	0.58%	0.61	%B
Expenses, before waivers	0.58%	0.61	%B
Net investment income, net of waivers	8.64%	7.54	%B
Net investment income, before waivers	8.64%	7.54	%B
Portfolio turnover rate	157%	92	%C

A	Not Annualized.

B	Annualized.

C	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

D	Post Advisory Group, LLC was removed as an investment advisor to the High Yield Bond Fund on May 21, 2008.

E	Logan Circle Partners, L.P. was added as an investment advisor to the High Yield Bond Fund on May 22, 2008.

	S&P 500 Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006		2005		2004
Net asset value, beginning of period	$19.85	$19.19	$16.90		$16.43		$15.10

Income from investment operationsA:
Net investment income	0.35	0.39	0.33	C	0.29		0.29
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(7.64)	0.65	2.30		0.47		1.32

Total from investment operations	(7.29)	1.04	2.63		0.76		1.61

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.34)		(0.29)		(0.28)
Tax return of capital	—	—	—		0.00	B	—

Total distributions	(0.35)	(0.38)	(0.34)		(0.29)		(0.28)

Net asset value, end of period	$12.21	$19.85	$19.19		$16.90		$16.43

Total return	(37.08)%	5.39%	15.69%		4.74%		10.76%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$224,583	$271,746	$223,008		$225,857		$244,668
Ratios to average net assets (annualized)A:
Net investment income, net of waivers	2.23%	1.89%	1.85%		1.75%		1.85%
Net investment income, before waivers	2.23%	1.89%	1.85%		1.75%		1.85%
Expenses, including expenses of the master portfolio, net of waivers	0.13%	0.13%	0.14%		0.13%		0.17%
Expenses, including expenses of the master portfolio, before waivers	0.13%	0.13%	0.14%		0.13%		0.17%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

C	Based upon average shares outstanding.

Additional Information	Prospectus
64

	Small Cap Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.51	$14.89	$12.78	$12.57	$11.27

Income from investment operationsA:
Net investment income	0.18	0.32	0.17	0.16	0.14
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(4.78)	(0.53)	2.11	0.42	1.87

Total from investment operations	(4.60)	(0.21)	2.28	0.58	2.01

Less distributions:
Dividends from net investment income	(0.17)	(0.31)	(0.17)	(0.17)	(0.13)
Distributions from net realized gain on investments	(0.61)	(0.80)	—	(0.15)	(0.58)
Tax return of capitalB	(0.13)	(0.06)	—	(0.05)	—

Total distributions	(0.91)	(1.17)	(0.17)	(0.37)	(0.71)

Net asset value, end of period	$8.00	$13.51	$14.89	$12.78	$12.57

Total return	(33.58)%	(1.63)%	17.85%	4.51%	17.91%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,552	$52,325	$151,878	$46,113	$39,196
Ratios to average net assets (annualized)A:
Net investment income	1.54%	1.49%	1.49%	1.12%	0.90%
Expenses, including expenses of the master portfolio	0.20%	0.20%	0.18%	0.18%	0.22%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

	International Equity Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007		2006	2005		2004
Net asset value, beginning of period	$13.37	$12.76		$10.33	$9.39		$8.01

Income from investment operationsA:
Net investment income	0.39	0.52		0.23	0.21		0.17
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(6.00)	0.85		2.50	1.06		1.44

Total from investment operations	(5.61)	1.37		2.73	1.27		1.61

Less distributions:
Dividends from net investment income	(0.30)	(0.53)		(0.23)	(0.24)		(0.23)
Dividends from net realized gains on investments	—	(0.22)		(0.07)	—		—
Tax return of capital	—	(0.01	)B	—	(0.09	)B	—

Total distributions	(0.30)	(0.76)		(0.30)	(0.33)		(0.23)

Net asset value, end of period	$7.46	$13.37		$12.76	$10.33		$9.39

Total return	(41.85)%	10.68%		26.52%	13.58%		20.12%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$185,860	$267,293		$162,113	$90,200		$23,156
Ratios to average net assets (annualized)A:
Net investment income	3.58%	2.96%		2.44%	2.49%		2.16%
Expenses, including expenses of the master portfolio	0.19%	0.19%		0.22%	0.23%		0.26%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

Prospectus	Additional Information
65

	Intermediate Bond Fund-Institutional Class
	(formerly AMR Class prior to 3/1/05)
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004
Net asset value, beginning of period	$10.10	$10.02	$10.01	$10.33	$10.24

Income from investment operations:
Net investment income	0.50	0.50	0.46	0.42	0.40
Net gains (losses) on securities (both realized and unrealized)	(0.51)	0.07	0.02	(0.29)	0.14

Total income from investment operations	(0.01)	0.57	0.48	0.13	0.54

Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)

Net asset value, end of period	$9.61	$10.10	$10.02	$10.01	$10.33

Total return	(0.26)%	5.83%	4.96%	1.26%	5.38%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$147,634	$109,674	$97,319	$93,270	$96,242
Ratios to average net assets (annualized):
Expenses, net of waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Expenses, before waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Net investment income, net of waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Net investment income, before waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Portfolio turnover rate	105%	85%	122%	119%	106%

A	On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

	Short-Term Bond Fund-Institutional Class
	(formerly AMR Class prior to 3/1/05)
	Year Ended October 31,
For a share outstanding throughout the period:	2008		2007		2006		2005A	2004
Net asset value, beginning of period	$8.79		$8.74		$8.75		$9.07	$9.31

Income from investment operations:
Net investment income	0.35	B	0.39	B	0.32	B	0.29	0.27
Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.09		0.07		(0.20)	(0.05)

Total income from investment operations	0.20		0.48		0.39		0.09	0.22

Less distributions:
Dividends from net investment income	(0.41)		(0.43)		(0.40)		(0.41)	(0.46)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0.41)		(0.43)		(0.40)		(0.41)	(0.46)

Net asset value, end of period	$8.58		$8.79		$8.74		$8.75	$9.07

Total return	2.21%		5.61%		4.56%		1.00%	2.39%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$255,725		$89,427		$73,417		$79,683	$80,504
Ratios to average net assets (annualized):
Expenses, net of waivers	0.31%		0.37%		0.35%		0.33%	0.33%
Expenses, before waivers	0.31%		0.37%		0.35%		0.33%	0.33%
Net investment income, net of waivers	3.75%		4.48%		3.64%		3.15%	3.00%
Net investment income, before waivers	3.75%		4.48%		3.64%		3.15%	3.00%
Portfolio turnover rate	21%		40%		48%		38%	41%

A	On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

Additional Information	Prospectus
66

	Treasury Inflation Protected
	Securities Fund-Institutional Class
								June 30 to
	Year Ended December 31,							December 31,
For a share outstanding throughout the period	2008	2007F		2006		2005		2004A
Net asset value, beginning of period	$10.18	$9.53		$9.75		$10.16		$10.00

Income from investment operations:
Net investment income	0.80	0.45		0.29		0.56	B	0.18	B
Net gains on securities (both realized and unrealized)	(0.98)	0.59		(0.19)		(0.37)		0.21

Total income from investment operations	(0.18)	1.04		0.10		0.19		0.39

Less distributions:
Dividends from net investment income	(0.80)	(0.39)		(0.29)		(0.55)		(0.23)
Distributions from net realized gains on securities	—	—		—		(0.05)		0.00	C
Tax Return of capital	—	0.00	C,D	(0.03	)D	—		—

Total distributions	(0.80)	(0.39)		(0.32)		(0.60)		(0.23)

Net asset value, end of period	$9.20	$10.18		$9.53		$9.75		$10.16

Total return	(2.09)%	11.22%		1.05%		1.86%		3.94	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$140,189	$223,697		$33,792		$30,584		$20,943
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.25%	0.43%		0.49%		0.44%		0.46%
Expenses, before expense reimbursements (recoupments)	0.29%	0.43%		0.49%		0.39%		0.62%
Net investment income, after expense reimbursements (recoupments)	5.19%	4.74%		2.94%		5.45%		3.34%
Net investment income, before expense reimbursements (recoupments)	5.15%	4.74%		2.94%		5.50%		3.18%
Portfolio turnover rate	128%	139%		259%		355%		190	%E

A	The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

B	Based on average shares outstanding.

C	Amount represents less than $0.01 per share.

D	The tax return of capital is calculated based on outstanding shares at the time of distribution.

E	Not annualized.

F	Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

Prospectus	Additional Information
67

— Notes —

Additional Information	00065958

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (SAI)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	american beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

SEC File Number 811-4984

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund, American Beacon International Equity Index Fund, American Beacon Intermediate Bond Fund, American Beacon Short-Term Bond Fund, and American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

Additional Information	Prospectus

G U I D A N C E l V I S I O N l E X P E R I E N C E
P R O S P E C T U S March 1, 2009
A D V I S O R C L A S S ( F O R M E R L Y S E R V I C E C L A S S )
Balanced Fund Large Cap Value Fund Mid-Cap Value Fund Small Cap Value Fund International Equity
The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

About the Funds

Overview	2
Balanced Fund	3
Large Cap Value Fund	7
Mid-Cap Value Fund	10
Small Cap Value Fund	13
International Equity Fund	16
The Manager	19
The Sub-Advisors	19
Valuation of Shares	24

About Your Investment
Purchase and Redemption of Shares	25
Frequent Trading and Market Timing	29
Distributions and Taxes	30

Additional Information
Distribution of Fund Shares	31
Portfolio Holdings	31
Delivery of Documents	31
Financial Highlights	31
Additional Information	Back Cover
About the Funds

Overview

The American Beacon Funds (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc.

About the Funds	Prospectus
2

American Beacon

Balanced FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among the Manager and the following three investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

The Manager intends to allocate all new assets, generally on an equal basis, between Barrow and Brandywine Global, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund’s guidelines. The Manager does not anticipate allocating any new assets to Hotchkis, as they have reached their capacity limit for large cap value assets, nor does the Manager anticipate allocating any new assets to itself, other than to periodically rebalance the proportion of assets invested in equity and fixed income securities managed by Hotchkis and the Manager, respectively.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The Fund may invest in debt obligations of U.S. Government sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal home Loan Mortgage Association (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current

Prospectus	About the Funds
3

American Beacon

Balanced FundSM — (continued)

trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risk Factors

Market Risk (Stocks)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

About the Funds	Prospectus
4

American Beacon

Balanced FundSM — (continued)

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to two broad-based market indices, an index specific to the Fund’s strategy, and the Lipper Mixed-Asset Target Allocation Growth (MATAG) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices and the index specific to the Fund’s strategy do not reflect fees, expenses or taxes. The Advisor Class of the Fund began offering its shares on May 31, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 31, 2005 are for the older class. Because the other class had lower expenses, its performance was better than the Advisor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	About the Funds
5

American Beacon

Balanced FundSM — (continued)

Highest Quarterly Return:	13.65%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–11.18%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-25.27%	0.51%	2.74%
Return After Taxes on Distributions	-25.27%	-0.68%	1.27%
Return After Taxes on Distributions and Sale of Fund Shares	-16.42%	0.27%	1.75%

Balanced Composite Index[1]	-21.96%	1.58%	3.35%
Russell 1000® Value Index[1]	-36.85%	0.79%	1.36%
Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper MATAG Funds Index[2]	-29.06%	-0.10%	1.77%

[1]	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion. Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays Capital Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper MATAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.23%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.08%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$110
3 Years	$343
5 Years	$595
10 Years	$1,317

About the Funds	Prospectus
6

American Beacon

Large Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among four investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC

Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

• above-average earnings growth potential,
• below-average price to earnings ratio,
• below-average price to book value ratio, and
• above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 1000 ® Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
7

American Beacon

Large Cap Value FundSM — (continued)

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Advisor Class of the Fund began offering its shares on May 31, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 31, 2005 are for the older class. Because the other class had lower expenses, its performance was better than the Advisor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	19.76% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	–21.63% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-39.71%	-0.89%	1.56%
Return After Taxes on Distributions	-39.98%	-1.48%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	-25.47%	-0.66%	0.94%

Russell 1000® Value Index[1]	-36.85%	-0.79%	1.36%
Lipper Large-Cap Value Funds Index[2]	-37.00%	-1.90%	-0.36%

[1]	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

About the Funds	Prospectus
8

American Beacon

Large Cap Value FundSM — (continued)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.24%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.09%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$111
3 Years	$347
5 Years	$601
10 Years	$1,329

Prospectus	About the Funds
9

American Beacon

Mid-Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index1 at the time of investment. As of December 31, 2008, the market capitalizations of the companies in the Russell Midcap Index ranged from $240 million to $14.9 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar- denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Pzena Investment Management, LLC (“Pzena”)

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Barrow invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow’s portfolio will generally consist of 35 to 45 stocks.

Pzena invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In

1      Russell Midcap Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
10

American Beacon

Mid-Cap Value FundSM — (continued)

general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Advisor Class of the Fund began offering its shares on June 30, 2007. However, three other classes of shares of the Fund not offered in this Prospectus (the AMR Class, the Institutional Class and the Investor Class) began offering their shares on June 30, 2004, November 30, 2005, and March 1, 2006, respectively. In the chart and table below, performance results prior to November 30, 2005 are for the AMR Class, performance results from November 30, 2005 through February 28, 2006 are for the Institutional Class, performance results from March 1, 2006 to June 30, 2007 are for the Investor Class, and performance results since June 30, 2007 are for the Advisor Class of the Fund. Because the other classes had lower expenses, their performance was better than the Advisor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	7.01%
(1/1/05 through 12/31/08)	(4th Quarter 2006)
Lowest Quarterly Return:	–21.35%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

Prospectus	About the Funds
11

American Beacon

Mid-Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Return Before Taxes	-36.49%	-10.91%	-3.11%
Return After Taxes on Distributions	-36.78%	-11.77%	-5.20%
Return After Taxes on Distributions and Sale of Fund Shares	-23.52%	-9.09%	-3.09%

Russell Midcap® Value Index[1]	-38.45%	-9.98%	-1.17%
Lipper Mid-Cap Value Funds Index[2]	-39.71%	-10.27%	-3.04%

[1]	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index®. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

[2]	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.66%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.13%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	2.05%

Expense Reimburse/(Recoupment)[4]	0.55%
Net Expenses[5]	1.50%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has contractually agreed to reimburse the Advisor Class of the Fund for Distribution Fees and Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 1.50%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursements to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Advisor Class of the Fund to exceed 1.50%.

[5]	The contractual expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2010, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$153
3 Years	$590
5 Years	$1,053
10 Years	$2,335

About the Funds	Prospectus
12

American Beacon

Small Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Fund’s assets are currently allocated among five investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

Opus Capital Group, LLC (“Opus”)

The Boston Company Asset Management, LLC (“The Boston Company”)

The Fund’s Board of Trustees has appointed the following two investment sub-advisors to the Fund, but the Manager has not allocated Fund assets to these sub-advisors:

Dreman Value Management, LLC (“Dreman”)

Metropolitan West Capital Management, LLC (“MetWest Capital”)

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index1):

•	above-average earnings growth potential,
•	below-average price to earnings ratio, and
•	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In

1     Russell 2000 Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
13

American Beacon

Small Cap Value FundSM — (continued)

general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Advisor Class of the Fund began offering its shares on May 1, 2003. However, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on January 1, 1999 and March 1, 1999, respectively. In the chart and table below, performance results before March 1, 1999 are for the Institutional Class, and performance results from March 1, 1999 through April 30, 2003 are for the Investor Class of the Fund. Because the other classes had lower expenses, their performance was better than the Advisor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	24.65%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–25.73%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

About the Funds	Prospectus
14

American Beacon

Small Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-32.28%	-1.43%	6.51%
Return After Taxes on Distributions	-32.43%	-2.58%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	-20.89%	-1.15%	5.30%

Russell 2000® Value Index[1]	-28.92%	0.27%	6.11%
Lipper Small-Cap Value Funds Index[2]	-32.82%	-0.53%	5.81%

[1]	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.47%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.32%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$134
3 Years	$418
5 Years	$723
10 Years	$1,590

Prospectus	About the Funds
15

American Beacon

International Equity FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund’s assets are currently allocated among four investment sub-advisors:

Causeway Capital Management LLC

Lazard Asset Management LLC

Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC (“The Boston Company”)

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as it has closed its international value equity strategy to further investments by the Fund. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

•	above-average return on equity or earnings growth potential,
•	below-average price to earnings or price to cash flow ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broken-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

About the Funds	Prospectus
16

American Beacon

International Equity FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity and greater volatility of foreign investments; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (6) increased price volatility; and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Advisor Class of the Fund began offering its shares on May 1, 2003. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 1, 2003 are for the older class of the Fund. Because the other class had lower expenses, its performance was better than the Advisor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	About the Funds
17

American Beacon

International Equity FundSM — (continued)

Highest Quarterly Return: (1/1/99 through 12/31/08)	21.79% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	–22.51% (3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-40.92%	2.01%	3.19%
Return After Taxes on Distributions	-40.64%	1.16%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	-25.02%	2.34%	2.81%

MSCI EAFE Index[1]	-43.38%	1.66%	0.80%
Lipper International Funds Index[2]	-43.63%	2.15%	2.14%

[1]	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)[1]	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.64%
Acquired Fund Fees and Expenses[3]	0.00%

Total Annual Fund Operating Expenses[4]	1.19%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$121
3 Years	$378
5 Years	$654
10 Years	$1,443

About the Funds	Prospectus
18

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

•	develops the investment programs for each Fund,
•	selects and changes sub-advisors (subject to requisite approvals),
•	allocates assets among sub-advisors,
•	monitors the sub-advisors’ investment programs and results,
•	coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,
•	oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and
•	invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2008, net of reimbursements and shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Balanced	0.27%
Large Cap Value	0.28%
Mid-Cap Value	0.70%
Small Cap Value	0.51%
International Equity	0.34%

The Manager also may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. Currently, the Manager receives 10% of such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the Funds’ annual reports dated October 31, 2008.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending sub-advisors to the Funds’ Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor’s performance and allocate the Funds’ assets among the sub-advisors and the Manager, as applicable.

Funds Under Management	Team Members
Balanced, Large Cap Value, Mid-Cap Value, and Small Cap Value	Adriana R. Posada
International Equity	Kirk L. Brown

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. Ms. Posada is Managing Director of Trust Investments and became a member of the team in October 1998. Mr. Brown is Managing Director of Trust and Alternative Investments, and he has served on the portfolio management team since February 1994. The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

Michael W. Fields oversees the team responsible for the portfolio management of a portion of the Balanced Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for the Manager’s portion of the Balanced Fund. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced Fund includes Patrick A. Sporl and Gyeong Kim. Mr. Sporl has served as a Senior Portfolio Manager since January 1999 and has managed a portion of the Balanced Fund since September 2001. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Fund’s holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund since November 2002. She has responsibility for credit and relative value analysis of corporate bonds. The Funds’ SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Balanced Fund and their compensation.

The Sub-Advisors

Each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and

Prospectus	About the Funds
19

three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2008, Barrow had discretionary investment management authority with respect to approximately $44.6 billion of assets, including approximately $3.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value, Mid-Cap Value, and Small Cap Value Funds.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

Business
Name and Title of	Length of Service	Experience
Portfolio Managers	to Fund	Past 5 Years

Balanced & Large Cap Value Funds	Since Inception	Portfolio Manager/Barrow
James P. Barrow
Portfolio Manager/Partner

Mid-Cap Value Fund	Since Inception	Portfolio
James P. Barrow		Manager/Barrow
Portfolio Manager/Partner

Mark Giambrone	Since Inception	Portfolio
Portfolio Manager/Partner		Manager/Barrow

Small Cap Value Fund	Since 2003	Portfolio
James S. McClure		Manager/Barrow
Portfolio Manager

John P. Harloe	Since 2003	Portfolio
Portfolio Manager		Manager/Barrow

Balanced Fund	Since Inception	Portfolio
John S. Williams		Manager/Barrow
Portfolio Manager

David H. Hardin	Since Inception	Portfolio
Portfolio Manager		Manager/Barrow

J. Scott McDonald	Since 1994	Portfolio
Portfolio Manager		Manager/Barrow

Mark C. Luchsinger	Since 1996	Portfolio
Portfolio Manager		Manager/Barrow

Deborah A. Petruzzelli	Since 2002	Portfolio
Portfolio Manager		Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed income portion of the Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals — five senior portfolio managers and one dedicated research analyst. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2008, Brandywine had assets under management totaling approximately $32.8 billion, including approximately $3.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

Brandywine Global Portfolio Managers for the
Balanced and Large Cap Value Funds

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global’s Executive Committee and serves as lead Portfolio Manager of Brandywine Global’s fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine

About the Funds	Prospectus
20

Global’s domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global’s large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global’s equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as co-lead Portfolio Manager for Brandywine Global’s fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine Global’s large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine Global’s equity products. He joined Brandywine Global in 1991 and has served as a portfolio manager to Brandywine Global’s portion of the fixed income portion of the Balanced Fund since April 1996.

Brandywine Global Portfolio Managers for the
Small Cap Value Fund

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine Global’s diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine Global’s Executive Committee. He joined Brandywine Global in 1987 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as Co-Manager for Brandywine Global’s diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine Global’s information systems. Mr. Tonkovich has been with Brandywine Global since 1989 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2008, Causeway had approximately $8.7 billion in assets under management, including approximately $806 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Causeway’s portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2008, Dreman had approximately $8.5 billion of assets under

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management, which included approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Lead Portfolio Manager for Dreman’s portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Mr. Dreman has managed Dreman’s portion of the Fund since August 2005. E. Clifton Hoover, Jr. and Mark Roach serve as Co-Portfolio Managers for Dreman’s portion of the Fund. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Roach has managed Dreman’s portion of the Fund since November 2006. Mr. Hoover has been Co-Chief Investment Officer and Managing Director of Large and Small Cap Value Strategies for Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mr. Hoover has managed Dreman’s portion of the Fund since November 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2008, Hotchkis had approximately $10.8 billion in assets under management, including approximately $852 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for each Fund are generated by Hotchkins’ investment team.

Although the Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
Balanced and Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making-process. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds.

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994. Hotchkins’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
Small Cap Value Fund

David Green, Jim Miles, Stan Majcher, Judd Peters and Scott McBride participate in the investment research review and decision-making-process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund’s cash flows, which includes directing the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Majcher, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1996. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Hotchkis’ investment team has managed the Hotchkis portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008, including approximately $367 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1991 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global

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Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“MetWest Capital”), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority owned by its key professionals. As of December 31, 2008, MetWest Capital had approximately $18.0 billion of assets under management, which included approximately $1.9 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund’s investment team includes Gary W. Lisenbee, David M. Graham, Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.

Gary W. Lisenbee and Samir Sikka have joint responsibility for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Lisenbee has managed the Fund since August 2005. Mr. Sikka has served as Co-Lead Strategist since February 2007, Research Analyst since July 2006, and has managed MetWest Capital’s portion of the Small Cap Value Fund since July 2006. From April 1999 to February 2006, he was a Senior Analyst with Trust Company of the West.

OPUS CAPITAL GROUP, LLC. (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2008, Opus had assets under management of approximately $0.9 billion, including approximately $249 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 26 years of investment experience and has managed a portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over ten years of investment experience and has managed a portion of the Fund since January 2005.

Jonathon M. Detter has served as Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over six years of investment and valuation experience and has managed a portion of the Fund since January 2005.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2008, Pzena had assets of approximately $10.7 billion under management, including approximately $24.0 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the Mid-Cap Value Fund.

Investment decisions for the portion of the Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, John P. Goetz and Manoj Tandon. Each member

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has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena as of January 1, 2005. Prior to becoming Co-CIO, Mr. Goetz was Director of Research for Pzena. He has also served on the Fund’s portfolio management team since its inception and has been with Pzena since 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 and has managed Pzena’s portion of the Fund since January 2006.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton’s portion of the International Equity Fund since the Fund’s inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2008 were $26.2 billion, including approximately $1.09 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value and International Equity Funds.

The Boston Company Portfolio Managers for the
Small Cap Value Fund

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone’s research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

The Boston Company Portfolio Managers for the
International Equity Fund

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he served as a research analyst. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004. He continues to conduct research on a variety of regions and sectors, focusing on global technology and European capital goods companies.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the

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determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of Advisor Class shares will be determined based on a pro rata allocation of the Fund’s or portfolio’s (as applicable) investment income, expenses and total capital gains and losses. Each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Because the International Equity Fund invests in securities primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV per share of this Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

About Your Investment

Purchase and Redemption of Shares

Eligibility

Advisor Class shares are offered to all investors who invest through intermediary organizations, such as broker-dealers or third party administrators.

Opening an Account

A completed, signed application is required to open an account. You may obtain an application form by:

•	calling 1-800-658-5811, or
•	downloading an account application from the Funds’ web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your financial institution will ask for information that will allow it to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. Your financial institution is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of any Fund may be redeemed by telephone, via the Funds’ website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-658-5811.

Wire proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than

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seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the funds have cleared, which may take up to 10 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions to a retirement or employee benefit plan;
•	shares redeemed through systematic redemption plans;
•	shares redeemed to return excess IRA contributions;
•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant; or
•	redemption transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing.”

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Frequent Trading and Market Timing.”

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of the Advisor Class of any Fund may be exchanged for shares of the Advisor Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 10 days if shares of the redeeming Fund were purchased by check. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

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How to Purchase Shares

By Wire

If your account has been established, you may call 1-800-658-5811. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,

•	Attn: American Beacon Funds-Advisor Class,

•	the Fund name and Fund number, and
•	shareholder’s account number and registration.

By Check

•	The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
•	Make check payable to the American Beacon Funds.
•	Include the shareholder’s account number, Fund name, and Fund number on the check.
•	Mail check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Exchange

•	Send a written request to the address above, call 1-800-658-5811.

•	A $2,500 minimum is required to establish a new account in the Advisor Class of another American Beacon Fund by making an exchange.

•	The minimum amount for each exchange is $50.

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How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Proceeds will generally be mailed only to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

By Mail

Write a letter of instruction including:

•	the Fund name and Fund number,
•	shareholder account number,
•	shares or dollar amount to be redeemed, and
•	authorized signature(s) of all persons required to sign for the account.
Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Via “My Account” on www.americanbeaconfunds.com

•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.

By Exchange

•	Send a written request to the address above or call 1-800-658-5811 to exchange shares.

•	A $2,500 minimum is required to establish a new account in the Advisor Class of another American Beacon Fund by making an exchange.

•	The minimum amount for each exchange is $50.

General Policies

If a shareholder’s account balance in any Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

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•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the financial institution is unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares. These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. The International Equity Fund is particularly at risk for market timing activity. Please see Market Timing Risk under the description of this Fund.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the International Equity Fund that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent

Prospectus	About the Funds
29

trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
Balanced	Annually	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.

The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of gains from certain foreign currency transactions*	Ordinary income
Distributions of excess net long-term capital gain over net short-term capital loss*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	whether reinvested or taken in cash

**	except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Equity Fund. The Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either

About the Funds	Prospectus
30

deduct the taxes or use them to calculate a credit against his or her federal income tax.

A portion of the dividends paid by the Balanced Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, and the Small Cap Value Fund, may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2010. The eligible portion for such a Fund may not exceed its qualified dividend income (“QDI”). QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund’s QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid (and the shareholder meets similar restrictions with respect to its Fund shares), the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund received from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. The International Equity Fund’s dividends most likely will not qualify for the maximum 15% rate or for the dividends-received deduction. Dividends from non-U.S. corporations will be eligible for the 15% rate if the United States has a tax treaty with the corporation’s jurisdiction of incorporation.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is generally treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2010 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.
Additional Information

Distribution of Fund Shares

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which allows the Funds to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan provides that each Fund will pay up to 0.25% per annum of the average daily net assets of the Advisor Class to the Manager (or another entity approved by the Board). Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.

Portfolio Holdings

A complete listing of each Fund’s holdings is made available on the Funds’ website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on...” menu on the home page. A Fund’s ten largest holdings may also be accessed by selecting the “Funds Info” tab on the home page and then clicking on the name of the Fund.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the

Prospectus	Additional Information
31

Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

Additional Information	Prospectus
32

	Balanced Fund-Advisor Class
				May 31 to
	Year Ended October 31,			October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005

Net asset value, beginning of period	$14.95	$14.83	$14.16	$13.96

Income from investment operations:
Net investment incomeA	0.34	0.41	0.38	0.09
Net gains on securities (both realized and unrealized)	(4.31)	0.83	1.35	0.11

Total income from investment operations	(3.97)	1.24	1.73	0.20

Less distributions:
Dividends from net investment income	(0.42)	(0.40)	(0.34)	—
Distributions from net realized gains on securities	(0.79)	(0.72)	(0.72)	—

Total distributions	(1.21)	(1.12)	(1.06)	—

Net asset value, end of period	$9.77	$14.95	$14.83	$14.16

Total return	(28.58)%	8.76%	13.01%	1.43	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$7,674	$9,504	$1,562	$1
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.07%	1.07%	1.22%	1.09	%C
Expenses, before expense reimbursements (recoupments)	1.07%	1.07%	1.22%	360.24	%C
Net investment income, after expense reimbursements (recoupments)	2.86%	2.34%	2.18%	1.52	%C
Net investment income (loss), before expense reimbursements (recoupments)	2.86%	2.34%	2.17%	(357.63	)%C
Portfolio turnover rate	53%	50%	59%	58	%D

A	Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

	Large Cap Value Fund-Advisor Class
				May 31 to
	Year Ended October 31,			October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005
Net asset value, beginning of period	$24.70	$22.64	$20.13	$19.33

Income from investment operations:
Net investment incomeA,E	0.32	0.28	0.26	0.01
Net gains on securities (both realized and unrealized)	(9.79)	2.62	3.27	0.79

Total income from investment operations	(9.47)	2.90	3.53	0.80

Less distributions:
Dividends from net investment income	(0.33)	(0.23)	(0.26)	—
Distributions from net realized gains on securities	(0.71)	(0.61)	(0.76)	—

Total distributions	(1.04)	(0.84)	(1.02)	—

Net asset value, end of period	$14.19	$24.70	$22.64	$20.13

Total return	(39.87)%	$13.16%	18.18%	4.14	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$99,416	$99,854	$39,077	$11,604
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.08%	1.08%	1.09%	1.14	%C
Expenses, before expense reimbursements (recoupments)	1.08%	1.08%	1.09%	1.77	%C
Net investment income, after expense reimbursements (recoupments)	1.69%	1.32%	1.39%	1.72	%C
Net investment income, before expense reimbursements (recoupments)	1.69%	1.32%	1.39%	1.09	%C
Portfolio turnover rate	28%	20%	26%	25	%D

A	Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

E	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

Prospectus	Additional Information
33

	Mid-Cap Value Fund-Advisor Class
	Year Ended	June 29 to
	October 31,	October 31,
For a share outstanding throughout the period:	2008	2007
Net asset value, beginning of period	$10.94	$11.73

Income from investment operations:
Net investment income	0.10	0.01
Net gains on securities (both realized and unrealized)	(4.27)	(0.80)

Total income from investment operations	(4.17)	(0.79)

Less distributions:
Dividends from net investment income	(0.14)	—
Distributions from net realized gains on securities	(0.76)	—

Total distributions	(0.90)	—
Redemption fees added to beneficial interestsD	—	—

Net asset value, end of period	$5.87	$10.94

Total return	(41.24)%	(6.65	)%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1	$1
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.50%	1.50	%B
Expenses, before expense reimbursements (recoupments)	2.04%	1.80	%B
Net investment income, after expense reimbursements (recoupments)	1.02%	0.32	%B
Net investment income, before expense reimbursements (recoupments)	0.48%	0.02	%B
Portfolio turnover rate	28%	35	%C

A	Not annualized.

B	Annualized.

C	Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

D	Amounts represent less than $0.01 per share.

	Small Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004B

Net asset value, beginning of period	$21.46	$21.94	$19.94	$18.49	$15.92

Income from investment operations:
Net investment income	0.16	0.10	0.07	0.04	0.01
Net gains on securities (both realized and unrealized)	(6.93)	1.07	2.88	2.23	3.00

Total income from investment operations	(6.77)	1.17	2.95	2.27	3.01

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.06)	(0.05)	—
Distributions from net realized gains on securities	(2.47)	(1.56)	(0.89)	(0.77)	(0.44)

Total distributions	(2.56)	(1.65)	(0.95)	(0.82)	(0.44)

Net asset value, end of period	$12.13	$21.46	$21.94	$19.94	$18.49

Total return	(35.19)%	5.55%	15.23%	12.32%	19.24%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,479	$69,112	$70,602	$44,709	$11,828
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.31%	1.32%	1.34%	1.40%	1.38%
Expenses, before expense reimbursements (recoupments)	1.31%	1.32%	1.34%	1.40%	1.69%
Net investment income (loss), after expense reimbursements (recoupments)	0.86%	0.43%	0.31%	0.12%	0.17%
Net investment income (loss), before expense reimbursements (recoupments)	0.86%	0.43%	0.31%	0.12%	(0.14)%
Portfolio turnover rate	62%	52%	48%	47%	35%

A	Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

B	The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

Additional Information	Prospectus
34

	International Equity Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004A

Net asset value, beginning of period	$26.83	$24.24	$20.61	$18.24	$15.31

Income from investment operations:
Net investment incomeB,C	0.62	0.56	0.46	0.37	0.30
Net gains on securities (both realized and unrealized)C	(11.35)	4.20	4.76	2.26	2.99

Total income from investment operations	(10.73)	4.76	5.22	2.63	3.29

Less distributions:
Dividends from net investment income	(0.58)	(0.35)	(0.26)	(0.26)	(0.36)
Distributions from net realized gains on securities	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(3.24)	(2.17)	(1.59)	(0.26)	(0.36)

Redemption fees added to beneficial interestD	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$12.86	$26.83	$24.24	$20.61	$18.24

Total return	(45.10)%	20.85%	26.89%	14.45%	21.88%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,546	$4,932	$4,740	$2,987	$739
Ratios to average net assets (annualized):
Expenses, net of waiversB	1.19%	1.12%	1.16%	1.21%	1.27%
Expenses, before waiversB	1.19%	1.15%	1.19%	1.21%	6.26%
Net investment income, net of waiversB	2.36%	2.04%	2.09%	1.70%	0.81%
Net investment income (loss), before waiversB	2.36%	2.01%	2.05%	1.70%	(4.18)%
Portfolio turnover rateE	31%	38%	40%	37%	36%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

B	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

C	Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

D	Amounts represent less than $0.01 per share.

E	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

Prospectus	Additional Information
35

— Notes —

00065965
Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121	american beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

SEC File Number 811-4984

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

Prospectus	Additional Information

G U I D A N C E l V I S I O N l E X P E R I E N C E
P R O S P E C T U S March 1, 2009
I N S T I T U T I O N A L C L A S S
E Q U I T Y F U N D S
Balanced Fund Large Cap Value Fund Large Cap Growth Fund Mid-Cap Value Fund Small Cap Value Fund Small Cap Value Opportunity Fund International Equity Fund Emerging Markets Fund
I N D E X F U N D S
S&P 500 Index Fund Small Cap Index Fund International Equity Index Fund
B O N D F U N D S
High Yield Bond Fund Intermediate Bond Fund Short-Term Bond Fund Treasury Inflation Protected Securities Fund
M O N E Y M A R K E T F U N D S
Money Market Fund
The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

About the Funds
Overview	2
Balanced Fund	3
Large Cap Value Fund	7
Large Cap Growth Fund	10
Mid-Cap Value Fund	13
Small Cap Value Fund	17
Small Cap Value Opportunity Fund	20
International Equity Fund	23
Emerging Markets Fund	26
S&P 500 Index Fund	30
Small Cap Index Fund	33
International Equity Index Fund	36
High Yield Bond Fund	39
Intermediate Bond Fund	43
Short-Term Bond Fund	47
Treasury Inflation Protected Securities Fund	51
Money Market Fund	55
The Manager	57
SSgA Funds Management, Inc.	58
BlackRock Advisors	58
The Sub-Advisors	59
Valuation of Shares	66

About Your Investment
Purchase and Redemption of Shares	66
Frequent Trading and Market Timing	70
Distributions and Taxes	71

Additional Information
Distribution of Fund Shares	72
Master-Feeder Structure	72
Portfolio Holdings	73
Delivery of Documents	73
Financial Highlights	73
Additional Information Back Cover
About the Funds

Overview

The American Beacon Funds (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc.

The S&P 500 Index, Small Cap Index, International Equity Index, and Money Market Funds operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio with a similar name and identical investment objective.

•	The Money Market Fund invests all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (“Master Trust”). The Master Trust is managed by the Manager.

•	The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio. The State Street Equity 500 Index Portfolio is managed by SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company.

•	The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”). The Index LLC is managed by BlackRock Advisors, LLC, a Delaware limited liability company. BlackRock Advisors, LLC, on behalf of the Small Cap Index Series and International Index Series, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of the corresponding portfolios of the Index LLC. BlackRock Advisors, LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $1 trillion in assets under management.

Throughout this Prospectus, statements regarding investments by a Master-Feeder Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either a Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

Fund shares are only available in states in which they are authorized for purchase.

About the Funds	Prospectus
2

American Beacon

Balanced FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among the Manager and the following three investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

The Manager intends to allocate all new assets, generally on an equal basis, between Barrow and Brandywine Global, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund’s guidelines. The Manager does not anticipate allocating any new assets to Hotchkis, as they have reached their capacity limit for large cap value assets, nor does the Manager anticipate allocating any new assets to itself, other than to periodically rebalance the proportion of assets invested in equity and fixed income securities managed by Hotchkis and the Manager, respectively.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The Fund may invest in debt obligations of U.S. Government sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal home Loan Mortgage Association (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current

Prospectus	About the Funds
3

American Beacon

Balanced FundSM — (continued)

trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risk Factors

Market Risk (Stocks)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

About the Funds	Prospectus
4

American Beacon

Balanced FundSM — (continued)

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to two broad-based market indices, an index specific to the Fund’s strategy, and the Lipper Mixed-Asset Target Allocation Growth (MATAG) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices and the index specific to the Fund’s strategy do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	13.81%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–11.11%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

Prospectus	About the Funds
5

American Beacon

Balanced FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–24.88%	1.01%	3.13%
Return After Taxes on Distributions	–25.87%	–0.42%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	–15.97%	0.55%	2.06%

Balanced Composite Index[1]	–21.96%	1.58%	3.35%
Russell 1000® Value Index[1]	–36.85%	–0.79%	1.36%
Barclay’s Capital US Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper MATAG Funds Index[2]	–29.06%	–0.10%	1.77%

[1]	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion. Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclay’s Capital Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper MATAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.23%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.33%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.57%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$183
5 Years	$318
10 Years	$714

About the Funds	Prospectus
6

American Beacon

Large Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among four investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC

Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 1000 Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
7

American Beacon

Large Cap Value FundSM — (continued)

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	19.92%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–21.54%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–39.39%	–0.46%	1.93%
Return After Taxes on Distributions	–39.69%	–1.06%	0.76%
Return After Taxes on Distributions and Sale of Fund Shares	–25.23%	–0.30%	1.26%

Russell 1000® Value Index[1]	–36.85%	–0.79%	1.36%
Lipper Large-Cap Value Funds Index[2]	–37.00%	–1.90%	–0.36%

[1]	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-

About the Funds	Prospectus
8

American Beacon

Large Cap Value FundSM — (continued)

deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.24%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.59%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$60
3 Years	$189
5 Years	$329
10 Years	$738

Prospectus	About the Funds
9

American Beacon

Large Cap Growth FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”) that the investment sub-advisors believe have above-average growth potential.

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Goldman Sachs Asset Management, L.P. (“GSAM”)

The Renaissance Group LLC (“Renaissance”)

GSAM utilizes a combination of qualitative insights and quantitative techniques in seeking to maximize its portion of the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to those of the Russell 1000® Growth Index.1 GSAM’s approach seeks to structure a portfolio that overweights stocks that it believes are attractively valued and profitable with positive momentum, sustainable earnings, positive sentiment and shareholder friendly management.

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of its process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

The Fund’s investment strategies are likely to result in a portfolio turnover rate greater than 100%. Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual

1     Russell 1000 Index and Russell 1000 Growth Index are registered trademarks of Frank Russell Company.

About the Funds	Prospectus
10

American Beacon

Large Cap Growth FundSM — (continued)

companies, as well as general market, regulatory, political and economic conditions.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Growth Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	14.97%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	–21.98%
(1/1/01 through 12/31/08)	(1st Quarter 2001)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Year	(7/31/00)
Return Before Taxes	–39.13%	–4.69%	–8.88%
Return After Taxes on Distributions	–39.29%	–4.89%	–9.02%
Return After Taxes on Distributions and Sale of Fund Shares	–25.34%	–3.87%	–7.07%

Russell 1000 Growth Index[1]	–38.44%	–3.43%	–8.22%
Lipper Large-Cap Growth Funds Index[2]	–41.39%	–3.99%	–8.73%

[1]	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

[2]	The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that

Prospectus	About the Funds
11

American Beacon

Large Cap Growth FundSM — (continued)

benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.49%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.46%
Acquired Fund Fee and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.96%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$98
3 Years	$306
5 Years	$531
10 Years	$1,178

About the Funds	Prospectus
12

American Beacon

Mid-Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index1 at the time of investment. As of December 31, 2008, the market capitalizations of the companies in the Russell Midcap Index ranged from $240 million to $14.9 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Pzena Investment Management, LLC (“Pzena”)

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Barrow invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow’s portfolio will generally consist of 35 to 45 stocks.

Pzena invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In

1     Russell Midcap Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
13

American Beacon

Mid-Cap Value FundSM — (continued)

general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Institutional Class of the Fund began offering its shares on November 30, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on June 30, 2004. In the chart and table below, performance results before November 30, 2005 are for the older class. The older class had a similar expense structure to the Institutional Class of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	7.11%
(1/1/05 through 12/31/08)	(4th Quarter 2006)
Lowest Quarterly Return:	–21.30%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

About the Funds	Prospectus
14

American Beacon

Mid-Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Return Before Taxes	–36.22%	–10.63%	–2.91%
Return After Taxes on Distributions	–36.49%	–11.49%	–5.00%
Return After Taxes on Distributions and Sale of Fund Shares	–23.26%	–8.86%	–2.94%

Russell Midcap® Value Index[1]	–38.45%	–9.98%	–1.17%
Lipper Mid-Cap Value Funds Index[2]	–39.71%	–10.27%	–3.04%

[1]	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

[2]	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.66%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.17%

Expense Reimbursement/(Recoupment)[4]	0.19%
Net Expenses[5]	0.98%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has contractually agreed to reimburse the Institutional Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 0.98%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class of the Fund to exceed 0.98%.

[5]	The contractual expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.

Prospectus	About the Funds
15

American Beacon

Mid-Cap Value FundSM — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2010 Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$100
3 Years	$353
5 Years	$625
10 Years	$1,403

About the Funds	Prospectus
16

American Beacon

Small Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Fund’s assets are currently allocated among five investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

Opus Capital Group, LLC (“Opus”)

The Boston Company Asset Management, LLC (“The Boston Company”)

The Fund’s Board of Trustees has appointed the following two investment sub-advisors to the Fund, but the Manager has not allocated Fund assets to these sub-advisors:

Dreman Value Management, LLC (“Dreman”)

Metropolitan West Capital Management, LLC (“MetWest Capital”)

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index1):

•	above-average earnings growth potential,
•	below-average price to earnings ratio, and
•	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual

1     Russell 2000 Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
17

American Beacon

Small Cap Value FundSM — (continued)

companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	24.86%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–25.63%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–31.92%	–0.93%	6.95%
Return After Taxes on Distributions	–32.19%	–2.17%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	–20.60%	–0.78%	5.67%

Russell 2000® Value Index[1]	–28.92%	0.27%	6.11%
Lipper Small-Cap Value Funds Index[2]	–32.82%	–0.53%	5.81%

[1]	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index

About the Funds	Prospectus
18

American Beacon

Small Cap Value FundSM — (continued)

is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.82%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$84
3 Years	$262
5 Years	$455
10 Years	$1,014

Prospectus	About the Funds
19

American Beacon

Small Cap Value Opportunity FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates all of the Fund’s assets to PanAgora Asset Management, Inc. (“PanAgora”).

PanAgora’s investment process follows a bottom-up approach. The strategy applies quantitative techniques combined with traditional investment theory. The investment team utilizes a proprietary, multi-factor, quantitative model to create a return forecast for each stock in the Russell 2000® Value Index.1 Factors indicating relative value, such as book-to-price ratio, sales-to-price ratio, forward earnings-to-price ratio, and dividend yield, play a significant role in the model. Additional factor categories include earnings quality, earnings momentum, and price momentum. Each stock’s return forecast is then weighed against its contribution to the risk of the portfolio in comparison to the benchmark and transaction costs. PanAgora attempts to construct a portfolio with the highest return potential and the lowest risk. A key component of their investment process is the fundamental analysis of potential investments by the investment team. This insight is used to enhance and verify the quantitative techniques.

When it is not practicable for PanAgora to invest efficiently in the stocks identified by their investment process, such as when the Fund’s assets are below a certain level, the Fund may implement an alternate strategy of investing in small cap value exchange-traded funds and futures contracts on small cap indices. The Fund expects to implement this alternate strategy when its net assets are below $2 million. This strategy will allow the Fund to avoid the transaction costs associated with multiple investments in individual stocks, but the Fund will indirectly incur acquired fund fees and expenses as a result of investing in exchange-traded funds. Investment in futures contracts will subject the Fund to Derivatives Risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since the Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies

1     Russell 2000 Value Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
20

American Beacon

Small Cap Value Opportunity FundSM — (continued)

may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Derivatives Risk
The Fund may use derivatives, such as futures contracts, in lieu of investing directly in small cap value stocks. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time that PanAgora would like or at the price they believe the security is currently worth.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by PanAgora may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	2.77%
(1/1/07 through 12/31/08)	(2nd Quarter 2007)
Lowest Quarterly Return:	–23.87%
(1/1/07 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
		Since Inception
	1 Year	(3/31/06)
Return Before Taxes	–31.35%	–14.96%
Return After Taxes on Distributions	–31.67%	–15.19%
Return After Taxes on Distributions and Sale of Fund Shares	–20.20%	–12.44%

Russell 2000 Value Index[1]	–28.92%	–12.27%
Lipper Small-Cap Value Funds Index[2]	–32.82%	–13.40%

Prospectus	About the Funds
21

American Beacon

Small Cap Value Opportunity FundSM — (continued)

[1]	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of Frank Russell Company.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Opportunity Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.51%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.05%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.57%

Expense Reimbursement/(Recoupment)[4]	0.52%
Net Expenses[5]	1.05%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has contractually agreed to reimburse the Institutional Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 1.05%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class of the Fund to exceed 1.05%.

[5]	The contractual expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2010, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$107
3 Years	$445
5 Years	$806
10 Years	$1,823

About the Funds	Prospectus
22

American Beacon

International Equity FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund’s assets are currently allocated among four investment sub-advisors:

Causeway Capital Management LLC

Lazard Asset Management LLC

Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC (“The Boston Company”)

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as it has closed its international value equity strategy to further investments by the Fund. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

•	above-average return on equity or earnings growth potential,
•	below-average price to earnings or price to cash flow ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Prospectus	About the Funds
23

American Beacon

International Equity FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

About the Funds	Prospectus
24

American Beacon

International Equity FundSM — (continued)

Highest Quarterly Return:	21.82%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–22.41%
(1/1/99 through 12/31/08)	(3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–40.57%	2.54%	3.58%
Return After Taxes on Distributions	–40.35%	1.65%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	–24.71%	2.82%	3.14%

MCSI EAFE Index[1]	–43.38%	1.66%	0.80%
Lipper International Funds Index[2]	–43.63%	2.15%	2.14%

[1]	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee[1]
(as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.36%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	0.67%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$68
3 Years	$214
5 Years	$373
10 Years	$835

Prospectus	About the Funds
25

American Beacon

Emerging Markets FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

•	are primarily listed on the trading market of an emerging market country;
•	are headquartered in an emerging market country; or
•	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

•	has an emerging stock market as defined by the International Finance Corporation (“IFC”);
•	has a low- to middle-income economy according to the World Bank;
•	is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or
•	has a per-capita gross national product of $10,000 or less.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, rights, warrants, and depositary receipts (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Morgan Stanley Investment Management Inc. (“MSIM Inc.”)

The Boston Company Asset Management, LLC (“The Boston Company”)

MSIM Inc. combines a top-down country allocation investment approach with bottom-up stock selection. MSIM Inc. first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. MSIM Inc. then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, MSIM Inc. emphasizes thorough macroeconomic and fundamental research.

The Boston Company utilizes a bottom-up investment strategy that is value-oriented and research-driven. This style is both quantitative and fundamentally based, focusing first on stock selection, then enhanced by broadly diversified country allocation.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of each country.

About the Funds	Prospectus
26

American Beacon

Emerging Markets FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Market Timing Risk
Because the Fund invests in foreign securities, it is subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Emerging Markets Risk
The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors.

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	About the Funds
27

American Beacon

Emerging Markets FundSM — (continued)

Highest Quarterly Return:	25.88%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	–26.34%
(1/1/01 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Return Before Taxes	–51.44%	6.79%	6.17%
Return After Taxes on Distributions	–52.71%	4.27%	4.55%
Return After Taxes on Distributions and Sale of Fund Shares	–31.86%	6.20%	5.51%

MSCI Emerging Markets Index[1]	–53.33%	7.66%	6.02%
Lipper Emerging Markets Funds Index[2]	–54.76%	6.30%	5.45%

[1]	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

[2]	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee[1]
(as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.74%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.64%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	1.39%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

About the Funds	Prospectus
28

American Beacon

Emerging Markets FundSM — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$142
3 Years	$440
5 Years	$761
10 Years	$1,669

Prospectus	About the Funds
29

American Beacon

S&P 500® Index Fund1

Investment Objective

To replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index” or “Index”).

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio.

The Fund uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSgA FM to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

Derivatives Risk
The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be

1    S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s ®,” “S&P ®,” “Standard & Poor’s 500,” “S&P 500 ®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

About the Funds	Prospectus
30

American Beacon

S&P 500® Index Fund — (continued)

worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio, a separate investment company managed by Bankers Trust Company. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	15.22%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–21.93%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–37.08%	–2.30%	–1.55%
Return After Taxes on Distributions	–37.29%	–2.58%	–1.91%
Return After Taxes on Distributions and Sale of Fund Shares	–23.71%	–1.85%	–1.37%

S&P 500 Index[1]	–37.00%	–2.19%	–1.38%
Lipper S&P 500 Objective Funds Index[2]	–37.08%	–2.41%	–1.64%

[1]	The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

[2]	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P 500 Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.045%
Distribution (12b-1) Fees	0.000%
Other Expenses	0.085%

Total Annual Fund Operating Expenses	0.130%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the State Street Equity 500 Index Portfolio.

[2]	This fee represents the total fees paid by the State Street Equity 500 Index Portfolio to State Street Bank and Trust Company for its service as administrator, custodian and transfer agent and SSgA FM’s service as investment advisor.

Prospectus	About the Funds
31

American Beacon

S&P 500® Index Fund — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$13
3 Years	$42
5 Years	$73
10 Years	$166

About the Funds	Prospectus
32

American Beacon

Small Cap Index FundSM

Investment Objective

To match the performance of the Russell 2000® Index1 (the “Russell 2000” or “Index”) as closely as possible before the deduction of Fund expenses.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Master Small Cap Index Series of the Index Trust. The investment objective of the Master Small Cap Index Series may be changed without shareholder approval.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies weighted by market capitalization, as determined by the Frank Russell Company. As of December 31, 2008, the market capitalizations of the companies in the Russell 2000 Index ranged from $7 million to $3.3 billion. The Fund will be substantially invested in securities in the Russell 2000, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Russell 2000. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Fund invests in a sample of the stocks included in the Russell 2000 and aims to create a portfolio that approximates the performance of the Russell 2000. The Fund does not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and so has fewer transaction costs than it would incur through full replication. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies

1     Russell 2000 ® Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
33

American Beacon

Small Cap Index FundSM — (continued)

may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Derivatives Risk
Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	23.23%
(1/1/01 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–25.96%
(1/1/01 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Return Before Taxes	–33.58%	–1.04%	1.18%
Return After Taxes on Distributions	–34.74%	–2.03%	0.44%
Return After Taxes on Distributions and Sale of Fund Shares	–20.60%	–0.92%	0.90%

Russell 2000 Index[1]	–33.79%	–0.93%	1.29%
Lipper Small-Cap Core Funds Index[2]	–35.59%	–1.02%	1.96%

[1]	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

About the Funds	Prospectus
34

American Beacon

Small Cap Index FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.01%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.20%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Master Small Cap Index Series.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$64
5 Years	$113
10 Years	$255

Prospectus	About the Funds
35

American Beacon

International Equity Index FundSM

Investment Objective

To match the performance of the Morgan Stanley Capital International EAFE Index (the “MSCI EAFE Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Master International Index Series of the Index Trust. The investment objective of the Master International Index Series may be changed without shareholder approval.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the countries in the Index is based upon each country’s relative market capitalization, and not its gross domestic product. This means that the Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom), which in turn, will have the most effect on the Index’s performance.

The Fund will be substantially invested in securities in the Index, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities included in the Index. The Fund is also a non-diversified fund.

The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. Instead, using a statistical sampling technique, the Fund may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments that correlate with components of the MSCI EAFE Index as a whole. The Fund aims to create a portfolio that approximates the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries included within the MSCI EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of each country.

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities.

About the Funds	Prospectus
36

American Beacon

International Equity Index FundSM — (continued)

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return of the Index.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Derivatives Risk
Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Large-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	19.48%
(1/1/01 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–19.77%
(1/1/01 through 12/31/08)	(3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Return Before Taxes	–41.85%	2.13%	–0.71%
Return After Taxes on Distributions	–42.20%	1.53%	–1.25%
Return After Taxes on Distributions and Sale of Fund Shares	–26.76%	1.86%	–0.70%

MCSI EAFE Index[1]	–43.38%	1.66%	–0.86%
Lipper International Large-Cap Core Funds Index[2]	–43.31%	1.24%	–2.03%

[1]	Performance is that of the MCSI EAFE Index from inception through September 30, 2001 and from June 1, 2002 through December 31, 2002. Performance from October 1, 2001 through May 31, 2002 is that of the Provisional MCSI EAFE Index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Prospectus	About the Funds
37

American Beacon

International Equity Index FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.01%
Distribution (12b-1) Fees	0.00
Other Expenses	0.18

Total Annual Fund Operating Expenses	0.19%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Master International Index Series.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

About the Funds	Prospectus
38

American Beacon

High Yield Bond FundSM

Investment Objective

High current income and capital appreciation.

Principal Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisors. These types of securities are commonly referred to as “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between two investment sub-advisors:

Franklin Advisers, Inc. (“Franklin”)

Logan Circle Partners, L.P. (“Logan”)

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, both Franklin and Logan utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund’s overall investment objective.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

High Yield Securities Risk
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Market Risk
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including

Prospectus	About the Funds
39

American Beacon

High Yield Bond FundSM — (continued)

developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund.

Foreign Investing Risk
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Liquidity Risk
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Market Timing Risk
Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Hedging Risk
Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the

About the Funds	Prospectus
40

American Beacon

High Yield Bond FundSM — (continued)

U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	6.83%
(1/1/01 through 12/31/08)	(4th Quarter 2001)
Lowest Quarterly Return:	–18.52%
(1/1/01 through 12/31/08)	4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(12/29/00)
Return Before Taxes	–27.64%	–1.81%	2.96%
Return After Taxes on Distributions	–30.01%	–4.56%	–0.02%
Return After Taxes on Distributions and Sale of Fund Shares	–17.63%	–2.75%	1.01%

JPMorgan Global High-Yield Index[1]	–26.83%	–0.72%	3.58%
Lipper High Current Yield Bond Funds Index[2]	–28.84%	–1.87%	1.32%

[1]	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

[2]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Prospectus	About the Funds
41

American Beacon

High Yield Bond FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.43%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.42%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.86%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

About the Funds	Prospectus
42

American Beacon

Intermediate Bond FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or Barrow, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Barrow uses a bottom-up fixed income investment strategy in determining which securities to buy and sell, as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.

•	Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital US Aggregate Index.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Prospectus	About the Funds
43

American Beacon

Intermediate Bond FundSM — (continued)

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager or Barrow for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

About the Funds	Prospectus
44

American Beacon

Intermediate Bond FundSM — (continued)

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Institutional Class of the Fund began offering its shares on March 1, 1999. However, another class of shares of the Fund no longer in operation began offering its shares on September 15, 1997. In the chart and table below, performance results before March 1, 1999 are for the other class. Because the other class had slightly higher expenses, its performance was slightly lower than the Fund would have realized in the same period. Prior to March 1, 2005, the Institutional Class of the Fund was known as the AMR Class. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	4.91%
(1/1/99 through 12/31/08)	(4th Quarter 2008)
Lowest Quarterly Return:	–2.75%
(1/1/99 through 12/31/08)	(2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	5.13%	4.65%	5.27%
Return After Taxes on Distributions	3.41%	2.97%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	2.98%	3.30%

Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Index[2]	–4.71%	2.28%	4.23%

[1]	The Barclays Capital Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Prospectus	About the Funds
45

American Beacon

Intermediate Bond FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.31%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$32
3 Years	$100
5 Years	$174
10 Years	$393

About the Funds	Prospectus
46

American Beacon

Short-Term Bond FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of one to three years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates.

Prospectus	About the Funds
47

American Beacon

Short-Term Bond FundSM — (continued)

When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

About the Funds	Prospectus
48

American Beacon

Short-Term Bond FundSM — (continued)

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	3.34%
(1/1/99 through 12/31/08)	(3rd Quarter 2001)
Lowest Quarterly Return:	–1.18%
(1/1/99 through 12/31/08)	(3rd Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	3.03%	3.35%	4.45%
Return After Taxes on Distributions	1.43%	1.66%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	1.96%	1.86%	2.56%

Merrill Lynch 1-3 Yr Gov./Corp. Index[1]	4.69%	3.74%	4.74%
Lipper Short Investment Grade Bond Funds Index[2]	–4.61%	1.53%	3.22%

[1]	The Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

[2]	The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.32%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

Prospectus	About the Funds
49

American Beacon

Short-Term Bond FundSM — (continued)

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$33
3 Years	$103
5 Years	$180
10 Years	$406

About the Funds	Prospectus
50

American Beacon

Treasury Inflation Protected Securities FundSM

Investment Objective

Inflation protection and income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Up to 20% of the Fund’s assets may be invested in inflation-indexed debt securities issued by U.S. Government agencies or instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government), foreign governments, their agencies or instrumentalities, or U.S. and foreign corporations, as well as fixed income securities that are not indexed to inflation.

Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted in order to provide a total return exceeding inflation over the long term. Each inflation-indexed security is tied to a particular inflation index, such as the Consumer Price Index in the U.S. or a comparable measure of inflation in a foreign country. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. Interest payments are calculated by multiplying the security’s fixed coupon rate determined at issuance by the adjusted principal and dividing by the number of interest payments per year.

The Manager currently allocates all of the Fund’s assets to NISA Investment Advisors, LLC (“NISA”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as other securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security.

NISA’s investment process combines strategic (top-down) and tactical (bottom-up) analysis to determine a strategy whose goal is to outperform the Fund’s benchmark. NISA may use derivative instruments, such as futures contracts, options and swap agreements as a hedge against interest rate or foreign currency fluctuations.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between five and twenty years. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations that are not inflation-indexed. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Prospectus	About the Funds
51

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

Credit Risk
Securities issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Government. However, securities issued by U.S. Government agencies and instrumentalities are not necessarily subject to the same guarantee. The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Income Risk
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Deflation Risk
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Derivatives Risk
The use of derivative instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Foreign Investing Risk
The Fund may invest a portion of its assets in securities issued by foreign governments or foreign corporations. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Securities Selection Risk
Securities selected by NISA may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

About the Funds	Prospectus
52

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/08)	(1st Quarter 2008)
Lowest Quarterly Return:	–4.82%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Return Before Taxes	–2.09%	3.24%	3.45%
Return After Taxes on Distributions	–4.76%	–1.46%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	–1.29%	–1.77%	1.89%

Barclays Capital 1-10 Yr. U.S. TIPS Index (formerly Lehman Brothers TIPS Index)[1]	–2.43%	3.37%	3.76%
Lipper TIPS Funds Index[2]	–4.08%	1.94%	3.42%

[1]	The Barclays Capital 1-10 Year U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury inflation-indexed securities with maturities between one and ten years.

[2]	The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Inflation Protected Securities Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.10%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%
Acquired Fund Fees and Expenses[2]	0.00%

Total Annual Fund Operating Expenses[3]	0.29%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Prospectus	About the Funds
53

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$30
3 Years	$93
5 Years	$163
10 Years	$368

About the Funds	Prospectus
54

American Beacon

Money Market FundSM

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; municipal securities; and repurchase agreements.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy securities with the following credit qualities:

•	rated in the highest short-term categories by two rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase.
•	rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
•	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Principal Risk Factors

Interest Rate Risk
The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates could result in the Fund’s expenses equaling or exceeding the Fund’s yield.

Financial Services Companies Risk
Because the Fund concentrates its assets in financial services companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform

Prospectus	About the Funds
55

American Beacon

Money Market FundSM — (continued)

accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. You may visit the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to obtain the Fund’s current seven-day yield.

Highest Quarterly Return:	1.65%
(1/1/99 through 12/31/08)	(3rd & 4th Quarter 2000)
Lowest Quarterly Return:	0.21%
(1/1/99 through 12/31/08)	(3rd Quarter 2003)

Average Annual Total Return
as of 12/31/08
1 Year	5 Years	10 Years
2.68%	3.42%	3.54%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.14%
Acquired Fund Fees and Expenses[3]	0.02%

Total Annual Fund Operating Expenses[4]	0.25%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$80
5 Years	$141
10 Years	$318

About the Funds	Prospectus
56

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager

•	develops the investment programs for each Fund,
•	selects and changes sub-advisors and master portfolios, where applicable (subject to requisite approvals),
•	allocates assets among sub-advisors,
•	monitors the sub-advisors’ and master portfolio advisors’ investment programs and results,
•	coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,
•	oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and
•	with the exception of the High Yield Bond, S&P 500 Index, Small Cap Index, International Equity Index, and Treasury Inflation Protected Securities Funds, invests the portion of Fund assets that the sub-advisors determine should be allocated to high quality short-term debt obligations.

•	manages directly the Short-Term Bond Fund and the Money Market Fund and portion of the assets of the Balanced Fund and the Intermediate Bond Fund.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2008, net of reimbursements and shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Balanced	0.27%
Large Cap Value	0.28%
Large Cap Growth	0.53%
Mid-Cap Value	0.70%
Small Cap Value	0.51%
Small Cap Value Opportunity	0.56%
International Equity	0.34%
Emerging Markets	0.79%
High Yield Bond	0.48%
Intermediate Bond	0.24%
Short-Term Bond	0.23%

The management fees, including sub-advisory fees, paid by the Treasury Inflation Protected Securities Fund and the Money Market Fund for their fiscal year ended December 31, 2008 were 0.14% and 0.10%, respectively, of each Fund’s average net assets.

The Manager also may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. Currently, the Manager receives 10% of such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the semi-annual reports dated June 30, 2008 for the S&P 500 Index, Small Cap Index, International Equity Index, Treasury Inflation Protected Securities, and Money Market Funds and in the annual reports dated October 31, 2008 for all other Funds.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond and Money Market Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending sub-advisors to the Funds’ Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor’s performance and allocate the Funds’ assets among the sub-advisors and the Manager, as applicable.

Funds Under Management	Team Members
Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Value Opportunity, and Intermediate Bond	Adriana R. Posada
Large Cap Growth, S&P 500 Index, Small Cap Index, and International Equity Index	Cynthia Thatcher
International Equity, Emerging Markets, High Yield Bond, and Treasury Inflation Protected Securities	Kirk L. Brown

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. Ms. Posada is Managing Director of Trust Investments and became a member of the team in October 1998. Ms. Thatcher is Manager of Trust Investments and became a member of the team upon joining the Manager in December 1999. Mr. Brown is Managing Director of Trust and Alternative Investments, and he has served on the portfolio management team since February 1994. The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

Prospectus	About the Funds
57

Michael W. Fields oversees the team responsible for the portfolio management of the Short-Term Bond and Money Market Funds and a portion of the fixed income assets of the Balanced and Intermediate Bond Funds. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for each Fund under his management. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced, Intermediate Bond and Short-Term Bond Funds includes Patrick A. Sporl and Gyeong Kim. Mr. Sporl has served as the Senior Portfolio Manager to the Balanced Fund since September 2001 and to the Intermediate Bond and Short-Term Bond Funds since January 1999. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Funds’ holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund, Intermediate Bond and Short-Term Bond Funds since November 2002. She has responsibility for credit and relative value analysis of corporate bonds. The Funds’ SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Funds they manage and their compensation.

SSgA Funds Management, Inc.

The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “State Street Portfolio”), which is advised by SSgA Funds Management Inc. (“SSgA FM”). SSgA FM is a subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2008, SSgA FM managed approximately $119 billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $1.44 trillion in assets. SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the State Street Portfolio. As compensation for SSgA FM’s services as investment advisor and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the State Street Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA FM manages the State Street Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the State Street Portfolio include the following: John Tucker and Karl Schneider. Mr. Tucker is a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker is a Senior Portfolio Manager in SSgA FM’s Global Structured Products Team. Mr. Tucker joined SSgA in 1988. Prior to joining the Global Structured Products Group, Mr. Tucker worked in the SSgA Structured Products Group in London as Manager of all index strategies. Mr. Schneider is a Principal of SSgA and a Principal of SSgA FM. Mr. Schneider joined SSgA in 1996 as a member of the SSgA Global Fundamental Strategies Team. The Funds’ SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the State Street Portfolio and their compensation.

BlackRock Advisors

The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”) with similar names and identical investment objectives. The Index LLC is managed by BlackRock Advisors, LLC, a Delaware limited liability company. BlackRock Advisors, LLC, on behalf of the Master Small Cap Index Series and Master International Index Series of the Index LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of corresponding portfolios of the Index LLC. BlackRock Advisors LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $1 trillion in assets under management. Assets under management as of December 31, 2008 were approximately $1.31 trillion. BlackRock serves as investment advisor to the Index LLC. As compensation for providing investment advisory services (and for assuming ordinary operating expenses), BlackRock Advisors, LLC receives an annualized fee of 0.01% of the average daily net assets of the Master Small Cap Index Series and 0.01% of the average daily net assets of the Master International Index Series, a portion of which it pays to BIM as compensation for its services as sub-advisor.

The Master Small Cap Index Series and the Master International Index Series (the “Series”) are managed by BlackRock’s Quantitative Index Management Team. The members of the team are Jeffrey L. Russo and Debra L. Jelilian. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day-to-day management of each Series’ portfolio and the selection of each Series’ investments. Mr. Russo has been a Director of and portfolio manager with BlackRock since 2006. Prior to joining

About the Funds	Prospectus
58

BlackRock, Mr. Russo was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006 and was a Vice President thereof from 1999 to 2004. He has been a member of the Series’ management team since 2000. Mr. Russo has eleven years’ experience as a portfolio manager and trader. Ms. Jelilian has been a Managing Director of BlackRock since 2009 and a Director of BlackRock from 2006 to 2009. Prior to joining BlackRock, Ms. Jelilian was a Director of MLIM from 1999 to 2006 and has been a member of the Series’ management team since 2000. Ms. Jelilian has over fifteen years’ experience in investing and in managing index investments. The Funds’ SAI provides additional information about Mr. Russo and Ms. Jelilian, including other accounts they manage, their ownership in the Series and their compensation.

The Sub-Advisors

The Manager is the sole investment advisor to the Money Market Fund and the Short-Term Bond Fund. Except for these Funds, each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of the Intermediate Bond Fund are allocated by the Manager between the Manager and another sub-advisor. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”) and for those Funds that invest their assets in the Master Trust, approval of the Master Trust Board. The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow and NISA under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2008, Barrow had discretionary investment management authority with respect to approximately $44.6 billion of assets, including approximately $3.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Intermediate Bond, and Short-Term Bond Funds. The Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

Business
Name and Title of	Length of Service	Experience
Portfolio Managers	to Fund	Past 5 Years
Balanced & Large Cap Value Funds
James P. Barrow Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Partner	Since Inception	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager	Since 2003	Portfolio Manager/Barrow
Balanced & Intermediate Bond Funds
John S. Williams Portfolio Manager	Since Inception	Portfolio Manager/Barrow
David H. Hardin Portfolio Manager	Since Inception	Portfolio Manager/Barrow
J. Scott McDonald Portfolio Manager	Since 1994	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager	Since 1996	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager	Since 2002	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed income portion of the Balanced and Intermediate Bond Funds using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals — five senior portfolio managers and one dedicated research analyst. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

Prospectus	About the Funds
59

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2008, Brandywine Global had assets under management totaling approximately $32.8 billion, including approximately $3.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

Brandywine Global Portfolio Managers for the
Balanced and Large Cap Value Funds

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global’s Executive Committee and serves as lead Portfolio Manager of Brandywine Global’s fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine Global’s domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global’s large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global’s equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as co-lead Portfolio Manager for Brandywine Global’s fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine Global’s large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine Global’s equity products. He joined Brandywine Global in 1991 and has served as a portfolio manager to Brandywine Global’s portion of the fixed income portion of the Balanced Fund since April 1996.

Brandywine Global Portfolio Managers for the
Small Cap Value Fund

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine Global’s diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine Global’s Executive Committee. He joined Brandywine Global in 1987 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as Co-Manager for Brandywine Global’s diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine Global’s information systems. Mr. Tonkovich has been with Brandywine Global since 1989 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2008, Causeway had approximately $8.7 billion in assets under management, including approximately $806 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Causeway’s portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

About the Funds	Prospectus
60

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2008, Dreman had approximately $8.5 billion of assets under management, which included approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Lead Portfolio Manager for Dreman’s portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Mr. Dreman has managed Dreman’s portion of the Fund since August 2005. E. Clifton Hoover, Jr. and Mark Roach serve as Portfolio Managers for Dreman’s portion of the Fund. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Roach has managed Dreman’s portion of the Fund since November 2006. Mr. Hoover has been Co-Chief Investment Officer and Managing Director of Large and Small Cap Value Strategies for Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mr. Hoover has managed Dreman’s portion of the Fund since November 2006.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $416.2 in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has managed Franklin’s portion of the Fund since September 2006.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment advisor with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2008, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $690.7 billion, including approximately $25.2 million of assets of AMR Corporation and its subsidiaries and affiliates entities. GSAM serves as a sub-advisor to the Large Cap Growth Fund.

Robert C. Jones, Managing Director and Co-CIO for GSAM’s Quantitative Investment Strategies (“QIS”) team, is involved in all aspects of the firm’s equity business, including ongoing research, product development, implementation, and performance analysis along with Mark Carhart. Mr. Jones founded Goldman Sachs’ quantitative equity area in 1989. By combining his research in Goldman Sachs’ Investment Research Department with an earlier model, Mr. Jones designed the initial prototype for the CORESM (“Computer-Optimized, Research-Enhanced”) multifactor model. Mr. Jones has co-managed GSAM’s portion of the Large Cap Growth Fund since 2007.

Mark Carhart, Managing Director and Co-CIO for QIS, joins Mr. Jones in overseeing all aspects of GSAM’s equity process, including ongoing research, product development, implementation and performance analysis. Mark Carhart joined GSAM in 1997 and in 1998 became Co-CIO of the macro/fixed income area of the group. From 1998 through 2007, along with joint oversight of the macro business, Mr. Carhart was involved in portfolio management and research for equity portfolios that were jointly managed by the macro and equity platforms, and was instrumental in building QIS’ equity research capabilities. He has co-managed GSAM’s portion of the Fund since 2007.

Andrew Alford, PhD, Managing Director and Senior Portfolio Manager, is responsible for GSAM’s U.S. portfolios

Prospectus	About the Funds
61

and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Mr. Alford has co-managed GSAM’s portion of the Fund since 2007.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2008, Hotchkis had approximately $10.8 billion in assets under management, including approximately $852 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although the Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
Balanced and Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994. Hotchkis’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
Small Cap Value Fund

David Green, Jim Miles, Stan Majcher, Judd Peters and Scott McBride participate in the investment research review and decision-making process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Majcher, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1996. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Hotchkis’ investment team has managed Hotchkis portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008, including approximately $367 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

About the Funds	Prospectus
62

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a registered investment advisor and privately held partnership that is majority owned by Logan employees and minority owned by Guggenheim Capital LLC. Jude T. Driscoll, former President and CEO of Delaware Investments, founded Logan in January 2007. As of December 31, 2008, Logan had more than $10.2 billion in assets under management. Of this amount, none were assets of AMR Corporation and its subsidiaries and affiliated entities. Logan serves as a sub-advisor to the High Yield Bond Fund.

Timothy L. Rabe, CFA, is a senior portfolio manager at Logan and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed income funds and strategies at the firm. From 1995 to 2000 Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“MetWest Capital”), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority owned by its key professionals. As of December 31, 2008, MetWest Capital had approximately $18.0 billion of assets under management, which included approximately $1.9 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund’s investment team includes Gary W. Lisenbee, David M. Graham, Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.

Gary W. Lisenbee and Samir Sikka have joint responsibility for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Lisenbee has managed the Fund since August 2005. Mr. Sikka has served as Co-Lead Strategist since February 2007, Research Analyst since July 2006, and has managed MetWest Capital’s portion of the Small Cap Value Fund since July 2006. From April 1999 to February 2006, he was a Senior Analyst with Trust Company of the West.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404.2 billion, including approximately $156 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the Emerging Markets Fund.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliated investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 049481.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the Emerging Markets Fund. The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma and Paul Psaila, each a Managing Director of MSIM Inc., James Cheng, a Managing Director of MSIM Company, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of MSIM Inc.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since

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63

1997 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Mr. Piper has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Ms. Piedrahita has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

NISA INVESTMENT ADVISORS, LLC (“NISA”), 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105, is an employee-owned investment advisory firm that began managing assets in 1994. As of December 31, 2008, NISA had assets of approximately $54 billion under management, including approximately $2.2 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. NISA serves as sub-advisor to the Treasury Inflation Protected Securities Fund.

NISA’s Investment Committee develops the investment strategy for the Treasury Inflation Protected Securities Fund. The Investment Committee comprises Dr. Jess Yawitz, Dr. William Marshall and Mr. Ken Lester. Dr. Yawitz is NISA’s Chairman and Chief Executive Officer. Dr. Marshall is NISA’s President. Mr. Lester is NISA’s Managing Director, Fixed Income and Derivatives. Each has held these or comparable positions since the firm’s inception in 1994. Drs. Yawitz and Marshall lead the portfolio management team that has joint responsibility for the day-to-day management of NISA’s portion of the Fund and oversee the personnel responsible for implementing the strategy. Anthony Pope, Director, Fixed Income Trading, is responsible for implementing NISA’s strategy for the Fund on a day-to-day basis. Mr. Pope has served as Director, Fixed Income since 2007 and has been an Investment Officer since 1997. The NISA portfolio management team has managed NISA’s portion of the Fund since its inception in June 2004.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2008, Opus had assets under management of approximately $0.9 billion, including approximately $249 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 26 years of investment experience and has managed Opus’ portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over ten years of investment experience and has managed Opus’ portion of the Fund since January 2005.

Jonathon M. Detter has served as Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over six years of investment and valuation experience and has managed Opus’ portion of the Fund since January 2005.

PANAGORA ASSET MANAGEMENT, INC. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, is an independently operated Delaware corporation that is majority owned by Putnam Investments and minority owned by Nippon Life Insurance. Putnam Investments is a wholly owned subsidiary of Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the Unites States and Europe and is a member of the Power Financial Corporation group of companies. PanAgora was established in 1985 as part of The Boston Company Asset Management and registered as an investment advisor with the SEC in September of 1989. As of December 31, 2008, PanAgora had assets of approximately $12.7 billion under management, which included approximately $2.8 million of assets of AMR Corporation and its subsidiaries and affiliated entities. PanAgora serves as sub-advisor to the Small Cap Value Opportunity Fund.

PanAgora’s investment team for the Fund consists of George D. Mussalli and John W. Griffin , who have managed the Fund since its inception in 2006. The team shares responsibility for the investment process, including research and trading.

George D. Mussalli is a Director of Equity responsible for U.S. active equity investments at PanAgora. Before joining PanAgora in 2004, he had been a Vice President and Portfolio Manager on Putnam Investments’ Structured Equity team since 2000.

John W. Griffin is a Portfolio Manager responsible for the research and daily management of active equity investments at PanAgora. He joined PanAgora in 2000.

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64

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2008, Pzena had assets of approximately $10.7 billion under management, including approximately $24.0 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the Mid-Cap Value Fund.

Investment decisions for the portion of the Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, John P. Goetz and Manoj Tandon. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena as of January 1, 2005. Prior to becoming Co-CIO, Mr. Goetz was Director of Research for Pzena. He has also served on the Fund’s portfolio management team since its inception and has been with Pzena since 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 and has managed Pzena’s portion of the Fund since January 2006.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton’s portion of the International Equity Fund since the Fund’s inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2008 were $26.2 billion, including approximately $1.09 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value, International Equity and Emerging Markets Funds.

The Boston Company Portfolio Managers for the
Small Cap Value Fund

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone’s research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

The Boston Company Portfolio
Managers for the Emerging Markets
and International Equity Funds

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the Emerging Markets Fund since August 2000 and a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, and Carolyn M. Kedersha, Senior Vice President, have been with The Boston Company since 1998 and 1988, respectively. Prior to becoming portfolio managers in March 2003, they each served as research analysts. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004, and Ms. Kedersha has served as a portfolio manager to a portion of the Emerging Markets Fund since March 2003. Both Mr. Smith and Ms. Kedersha continue to conduct research on a variety of regions and sectors. Mr. Smith focuses on global technology and European capital goods companies, while Ms. Kedersha targets companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He has served as a Vice President and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets.

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THE RENAISSANCE GROUP LLC (“Renaissance”), The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of December 31, 2008, Renaissance had $4.4 billion in assets under management, which included approximately $25.4 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Renaissance serves as a sub-advisor to the Large Cap Growth Fund.

Michael E. Schroer, Renaissance’s Chief Investment Officer and Managing Partner, serves as portfolio manager for Renaissance’s portion of the Large Cap Growth Fund. Mr. Schroer joined Renaissance in 1984 and has managed Renaissance’s portion of the Fund since September 2006.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Money Market Fund are valued in accordance with the amortized cost method, which is designed to enable that Fund to maintain a stable NAV of $1.00 per share. The Fund cannot guarantee that its NAV will always remain at $1.00 per share. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund’s or Portfolio’s applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The Emerging Markets Fund, International Equity Fund and Master International Index Series often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the High Yield Bond Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of Institutional Class shares will be determined based on a pro rata allocation of the Fund’s or Portfolio’s (as applicable) investment income, expenses and total capital gains and losses. Except for the Money Market Fund, each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. The NAV per share for the Money Market Fund is typically determined as of 5:00 p.m. Eastern Time, on each day on which the Exchange is open for business. On days when the financial markets in which the Money Market Fund invests close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Money Market Fund is also not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, the Money Market Fund, at its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between the Money Market Fund and another American Beacon Fund). Because the International Equity, Emerging Markets, and International Equity Index Funds (the “International Funds”) invest in securities primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV per share of the International Funds may change on days when shareholders will not be able to purchase or redeem the International Funds’ shares.
About Your Investment

Purchase and Redemption of Shares

Eligibility

Institutional Class shares are offered without a sales charge to investors who make an initial investment of at least $2 million, including:

•	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and

About Your Investment	Prospectus
66

other accounts for which a trust company or financial advisor acts as agent or fiduciary);

•	endowment funds and charitable foundations;
•	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Code”);
•	qualified pension and profit sharing plans;
•	cash and deferred arrangements under Section 401(k) of the Code;
•	corporations; and
•	other investors who make an initial investment of at least $2 million.

The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

A completed, signed application is required to open an account. You may obtain an application form by:

•	calling 1-800-967-9009, or
•	downloading an account application from the Funds’ website at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

Mail to:	or Fax to:
American Beacon Funds	(816) 374-7408
P.O. Box 219643 Kansas City, MO 64121-9643

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until the deadlines listed below on each day on which the Exchange is open for business. In addition, the Money Market Fund may, at its discretion, accept orders on days when the Exchange is closed. Shares of the Money Market Fund are not offered and orders are not accepted on Columbus Day and Veterans Day.

Purchase Order Deadline
Fund	(Eastern Time)
Money Market	5:00 p.m.	*
All other Funds	4:00 p.m.	**

*	or such other time as may be designated by the Fund

**	or the close of the Exchange (whichever comes first)

If a purchase order is received in good order prior to the applicable Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of any Fund may be redeemed by telephone, via the Funds’ website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. For assistance with completing a redemption request, please call 1-800-658-5811.

For the Money Market Fund, wire proceeds from redemption requests received in good order by 5:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day. For all other Funds, wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the check has cleared, which may take up to 10 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund or Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will

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be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;

•	shares acquired through payroll contributions to a retirement or employee benefit plan;

•	shares redeemed through systematic redemption plans;

•	shares redeemed to return excess IRA contributions;

•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant; or

•	redemption transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing.”

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Frequent Trading and Market Timing.”

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the applicable Fund or its corresponding portfolio. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of the Institutional Class of any Fund may be exchanged for shares of the Institutional Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days if shares of the redeeming Fund were purchased by check. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

How to Purchase Shares

By Wire

If your account has been established, you may call 1-800-658-5811 or visit www.americanbeaconfunds.com (select “My Account”) to purchase shares by wire. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds-Institutional Class,
•	the Fund name and Fund number, and
•	shareholder’s account number and registration.

By Check

•	Make check payable to American Beacon Funds.
•	Include the shareholder’s account number, Fund name and Fund number on the check.
•	Mail the check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Exchange

Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

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Via “My Account” on www.americanbeaconfunds.com

You may purchase shares via wire transfer or Automated Clearing House (“ACH”) by selecting “My Account” on www.americanbeaconfunds.com.

How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.

By Mail

Write a letter of instruction including:

•	the Fund name and Fund number,
•	shareholder account number,
•	shares or dollar amount to be redeemed, and
•	authorized signature(s) of all persons required to sign for the account.
Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.
•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account requesting payment by check whose address has changed within the last 30 days.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

Via “My Account” on www.americanbeaconfunds.com

If you have established bank instructions for your account, you may request a redemption by selecting “My Account” on www.americanbeaconfunds.com. To establish bank instructions, please call 1-800-658-5811.

General Policies

If a shareholder’s account balance in any Fund falls below $100,000, the shareholder may be asked to increase the balance. If the account balance remains below $100,000 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder.

A Signature Validation Program (“SVP”) stamp guarantee may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

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•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds are unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares. These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Trading and
Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. The International Equity, Emerging Markets, and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the Emerging Markets and International Equity Funds that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. This one round-trip limit does not apply to the Money Market Fund. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund (except the Money Market Fund) in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;

•	systematic purchases and redemptions;

•	shares redeemed to return excess IRA contributions; or

•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases,

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intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Monthly distributions are paid to shareholders on the first business day of the following month. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
Balanced	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Growth	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
Small Cap Value Opportunity	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
S&P 500 Index	April, July, October and December	Annually
Small Cap Index	Annually	Annually
International Equity Index	Annually	Annually
High Yield Bond	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually
Treasury Inflation Protected Securities	July and December	Annually
Money Market	Monthly	Monthly

Usually, dividends received from a Fund are taxable as ordinary income, regardless of whether the dividends are reinvested, except for a Fund’s dividends that are attributable to qualified dividend income (“QDI”). However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Distributions by a Fund of the excess of net short-term capital gain over net long-term capital loss and gains from certain foreign currency transactions are similarly taxed as ordinary income. Distributions by a Fund of the excess of net long-term capital gain over net short-term capital loss are taxable to their shareholders as long-term capital gains regardless of how long they have been shareholders. To the extent those distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, they are subject to a 15% maximum federal income tax rate for individual shareholders.

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Some foreign countries may impose taxes on dividends paid to and gains realized by the International Funds. An International Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

A portion of the dividends paid by the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Value Opportunity Fund, the S&P 500 Index Fund, the Small Cap Index Fund, and the High Yield Bond Fund may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2010. The eligible portion for such a Fund may not exceed its qualified dividend income (“QDI”). QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund’s QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid (and the shareholder meets similar restrictions with respect to its Fund shares), the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund receives from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. Dividends paid by the Intermediate Bond, Short-Term Bond and Money Market Funds will not qualify, and dividends an International Fund pays most likely will not qualify, for the maximum 15% rate or for the dividends-received deduction. Dividends from non-U.S. corporations will be eligible for the 15% rate if the United States has a tax treaty with the corporation’s jurisdiction of incorporation.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares (other than shares of the Money Market Fund). That gain or loss may be treated as a short-term or long-term gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2010 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.
Additional Information

Distribution of Fund Shares

The Funds do not incur any direct distribution expenses related to Institutional Class shares. However, the Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the Funds begin to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Master-Feeder Structure

Under a master-feeder structure, a “feeder” fund invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

Each Master-Feeder Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in a portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund, could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Master-Feeder Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

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Portfolio Holdings

A complete list of the Money Market Fund’s holdings as of the end of each business day is made available on the Funds’ website on the following business day. For all other Funds (except the International Equity Index, S&P 500 Index, and Small Cap Index Funds), a complete list of each Fund’s holdings as of the end of each month is made available on the Funds’ website approximately thirty days after the end of the month. Each Fund’s list of its complete holdings remains available on the website for six months. Except for the Money Market Fund, a list of each Fund’s ten largest holdings is made available on the Funds’ website as of the end of each calendar quarter. The ten largest holdings of the International Equity Index, S&P 500 Index, and Small Cap Index Funds are generally posted to the website approximately thirty days after the end of the quarter, and the ten largest holdings of the other Funds are generally posted to the website approximately fifteen days after the end of the quarter. Each Fund’s list of its ten largest holdings remains available on the website until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . .” menu on the home page.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

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	Balanced Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.09	$15.83	$15.00	$14.31	$12.99

Income from investment operations:
Net investment incomeA	0.47	0.50	0.39	0.36	0.29
Net gains on securities (both realized and unrealized)	(4.70)	0.90	1.54	1.11	1.36

Total income from investment operations	(4.23)	1.40	1.93	1.47	1.65

Less distributions:
Dividends from net investment income	(0.44)	(0.42)	(0.38)	(0.31)	(0.33)
Distributions from net realized gains on securities	(0.79)	(0.72)	(0.72)	(0.47)	—

Total distributions	(1.23)	(1.14)	(1.10)	(0.78)	(0.33)

Net asset value, end of period	$10.63	$16.09	$15.83	$15.00	$14.31

Total return	(28.23)%	9.31%	13.60%	12.78%	10.53%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$36,557	$51,399	$22,587	$14,122	$8,378
Ratios to average net assets (annualized):
Expenses, net of waivers	0.56%	0.57%	0.59%	0.56%	0.63%
Expenses, before waivers	0.56%	0.57%	0.59%	0.56%	0.63%
Net investment income, net of waivers	3.37%	2.91%	2.81%	2.45%	2.15%
Net investment income, before waivers	3.37%	2.91%	2.81%	2.45%	2.15%
Portfolio turnover rate	53%	50%	59%	58%	62%

A	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

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	Large Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.03	$23.77	$21.00	$18.23	$15.62

Income from investment operations:
Net investment incomeA,B	0.51	0.40	0.31	0.28	0.26
Net gains on securities (both realized and unrealized)	(10.41)	2.78	3.48	2.74	2.62

Total income from investment operations	(9.90)	3.18	3.79	3.02	2.88

Less distributions:
Dividends from net investment income	(0.41)	(0.31)	(0.26)	(0.25)	(0.27)
Distributions from net realized gains on securities	(0.71)	(0.61)	(0.76)	—	—

Total distributions	(1.12)	(0.92)	(1.02)	(0.25)	(0.27)

Net asset value, end of period	$15.01	$26.03	$23.77	$21.00	$18.23

Total return	(39.59)%	13.76%	18.69%	16.64%	18.59%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,038,539	$2,493,451	$958,830	$201,111	$48,451
Ratios to average net assets (annualized):
Expenses, net of waivers	0.58%	0.59%	0.60%	0.60%	0.66%
Expenses, before waivers	0.58%	0.59%	0.60%	0.60%	0.66%
Net investment income, net of waivers	2.19%	1.82%	1.86%	1.58%	1.49%
Net investment income, before waivers	2.19%	1.82%	1.86%	1.58%	1.49%
Portfolio turnover rate	28%	20%	26%	25%	29%

A	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

B	For the purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

	Large Cap Growth Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006A	2005	2004

Net asset value, beginning of period	$7.67	$6.89	$6.18	$5.82	$5.47

Income from investment operations:
Net investment income (loss)	0.05	0.04	0.04	0.04	0.02
Net gains on securities (both realized and unrealized)	(2.97)	0.77	0.70	0.37	0.35

Total income from investment operations	(2.92)	0.81	0.74	0.41	0.37

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)
Distributions from net realized gains on securities	(0.22)	—	—	—	—

Total distributions	(0.26)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value, end of period	$4.49	$7.67	$6.89	$6.18	$5.82

Total return	(39.48)%	11.84%	12.04%	7.06%	6.71%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$83	$119	$110	$105	$1
Ratios to average net assets (annualized):
Expenses, net of waivers	0.89%	0.90%	0.90%	0.89%	0.84%
Expenses, before waivers	0.95%	1.06%	0.99%	4.64%	13.22%
Net investment income (loss), net of waivers	0.74%	0.58%	0.56%	(0.18)%	0.18%
Net investment income (loss), before waivers	0.68%	0.42%	0.48%	(3.93)%	(12.20)%
Portfolio turnover rate	112%	128%	181%	164%	131%

A	On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund’s assets previously managed by J.P. Morgan Investment Management Inc.

Prospectus	Additional Information
75

	Mid-Cap Value Fund-Institutional Class
			November 30,
	Year Ended		2005 to
	October 31,		October 31,
For a share outstanding throughout the period:	2008	2007	2006
Net asset value, beginning of period	$11.01	$10.81	$12.09

Income from investment operations:
Net investment income	0.16	0.12	0.21
Net gains on securities (both realized and unrealized)	(4.31)	0.41	1.25

Total income from investment operations	(4.15)	0.53	1.46

Less distributions:
Dividends from net investment income	(0.16)	(0.07)	(0.16)
Distributions from net realized gains on securities	(0.76)	(0.26)	(2.58)

Total distributions	(0.92)	(0.33)	(2.74)

Redemption fees added to beneficial interestsD	—	—	—
Net asset value, end of period	$5.94	$11.01	$10.81

Total return	(40.96)%	4.87%	15.30	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,256	$6,047	$3,396
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.98%	0.92%	1.19	%B
Expenses, before expense reimbursements (recoupments)	1.16%	1.09%	1.19	%B
Net investment income, after expense reimbursements (recoupments)	1.51%	1.22%	1.11	%B
Net investment income, before expense reimbursements (recoupments)	1.33%	1.05%	1.11	%B
Portfolio turnover rate	28%	35%	42	%C

A	Not annualized.

B	Annualized.

C	Portfolio turnover rate is for the period November 1, 2005 through October 31, 2006.

D	Amounts represent less than $0.01 per share.

	Small Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004B
Net asset value, beginning of period	$22.10	$22.53	$20.43	$18.85	$16.21

Income from investment operations:
Net investment income (loss)	0.25	0.22	0.19	0.11	0.07
Net gains (losses) on securities (both realized and unrealized)	(7.13)	1.10	2.94	2.31	3.09

Total income (loss) from investment operations	(6.88)	1.32	3.13	2.42	3.16

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.14)	(0.07)	(0.08)
Distributions from net realized gains on securities	(2.47)	(1.56)	(0.89)	(0.77)	(0.44)

Total distributions	(2.69)	(1.75)	(1.03)	(0.84)	(0.52)

Net asset value, end of period	$12.53	$22.10	$22.53	$20.43	$18.85

Total return	(34.84)%	6.10%	15.80%	12.90%	19.86%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$826,232	$1,413,734	$1,319,024	$1,076,909	$429,540
Ratios to average net assets (annualized):
Expenses, net of waivers	0.81%	0.80%	0.82%	0.87%	0.89%
Expenses, before waivers	0.81%	0.80%	0.82%	0.87%	0.89%
Net investment income, net of waivers	1.36%	0.94%	0.83%	0.66%	0.57%
Net investment income, before waivers	1.36%	0.94%	0.83%	0.66%	0.57%
Portfolio turnover rate	62%	52%	48%	47%	35%

A	Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

B	The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

Additional Information	Prospectus
76

	Small Cap Value
	Opportunity Fund-Institutional Class
	Year Ended	Year Ended		March 31 to
	October 31,	October 31,		October 31,
For a share outstanding throughout the period:	2008	2007		2006
Net asset value, beginning of period	$10.33	$10.26		$10.00

Income from investment operations:
Net investment income	0.09	0.11	A	0.01
Net gains on securities (both realized and unrealized)	(3.61)	—	A	0.25

Total income from investment operations	(3.52)	0.11		0.26

Less distributions:
Dividends from net investment income	(0.12)	(0.03)		—
Distributions from net realized gains on securities	—	(0.01)		—

Total distributions	(0.12)	(0.04)		—

Net asset value, end of period	$6.69	$10.33		$10.26

Total return	(34.49)%	1.08%		2.60	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,268	$29,596		$4,693
Ratios to average net assets (annualized):
Expenses net of waivers	1.05%	1.05%		1.03%
Expenses before waivers	1.56%	1.27%		6.12%
Net investment income, net of waivers	1.22%	0.96%		0.30%
Net investment income, before waivers	0.71%	0.73%		(4.80)%
Portfolio turnover rate	75%	58%		32	%B

A	Based upon average shares outstanding.

B	Not annualized.

	International Equity Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004A
Net asset value, beginning of period	$27.32	$24.68	$20.98	$18.47	$15.46

Income from investment operations:
Net investment incomeB, C	0.77	0.65	0.60	0.44	0.30
Net gains (losses) on securities (both realized and unrealized)B	(11.60)	4.31	4.86	2.31	3.12

Total income (loss) from investment operations	(10.83)	4.96	5.46	2.75	3.42

Less distributions:
Dividends from net investment income	(0.70)	(0.50)	(0.43)	(0.24)	(0.41)
Distributions from net realized gains on securities	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(3.36)	(2.32)	(1.76)	(0.24)	(0.41)

Redemption fees added to beneficial interestD	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.13	$27.32	$24.68	$20.98	$18.47

Total return	(44.81)%	21.54%	27.49%	15.04%	22.49%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$567,414	$1,686,668	$1,549,521	$1,286,441	$1,029,272
Ratios to average net assets (annualized):
Expenses, net of waiversB	0.66%	0.67%	0.71%	0.70%	0.76%
Expenses, before waiversB	0.66%	0.67%	0.71%	0.70%	0.76%
Net investment income, net of waiversB	2.91%	2.46%	2.52%	2.17%	1.69%
Net investment income, before waiversB	2.91%	2.46%	2.52%	2.17%	1.69%
Portfolio turnover rateE	31%	38%	40%	37%	36%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

B	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

C	Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

D	Amounts represent less than $0.01 per share.

E	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

Prospectus	Additional Information
77

	Emerging Markets Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008		2007		2006		2005		2004
Net asset value, beginning of period	$24.20		$17.42		15.10		$12.64		$10.62

Income from investment operations:
Net investment income	0.23		0.26		0.11		0.15		0.07
Net gains on securities (both realized and unrealized)	(11.78)		9.11		4.63		3.45		2.01

Total income from investment operations	(11.55)		9.37		4.74		3.60		2.08

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.21)		(0.06)		(0.06)
Distributions from net realized gains on securities	(3.55)		(2.49)		(2.21)		(1.08)		—

Total distributions	(3.65)		(2.59)		(2.42)		(1.14)		(0.06)

Redemption fees added to beneficial interests	—	A	—	A	—	A	—	A	—	A

Net asset value, end of period	$9.00		$24.20		$17.42		$15.10		$12.64

Total return	(55.59)%		60.83%		34.49%		30.11%		19.65%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5,478		$13,773		$16,552		$9,348		$7,282
Ratios to average net assets (annualized):
Expenses, net of waivers	1.38%		1.60%		1.56%		1.52%		1.85%
Expenses, before waivers	1.38%		1.60%		1.56%		1.52%		1.85%
Net investment income, net of waivers	1.35%		0.93%		0.80%		1.22%		0.74%
Net investment income, before waivers	1.35%		0.93%		0.80%		1.22%		0.74%
Portfolio turnover rate	82%		81%		67%		63%		76%

A	Amounts represent less than $0.01 per share.

	S&P 500 Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006		2005		2004
Net asset value, beginning of period	$19.85	$19.19	$16.90		$16.43		$15.10

Income from investment operations:
Net investment incomeA	0.35	0.39	0.33	C	0.29		0.29
Net gains on investments, foreign currency and futures transactions (both realized and unrealized)	(7.64)	0.65	2.30		0.47		1.32

Total from investment operations	(7.29)	1.04	2.63		0.76		1.61

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.34)		(0.29)		(0.28)
Tax return of capitalB	—	—	—		0.00	B	—

Total distributions	(0.35)	(0.38)	(0.34)		(0.29)		(0.28)

Net asset value, end of period	$12.21	$19.85	$19.19		$16.90		$16.43

Total return	(37.08)%	5.39%	15.69%		4.74%		10.76%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$224,583	$271,746	$223,008		$225,857		$244,668
Ratios to average net assets (annualized)A:
Net investment income, net of waivers	2.23%	1.89%	1.85%		1.75%		1.85%
Net investment income, before waivers	2.23%	1.89%	1.85%		1.75%		1.85%
Expenses, including expenses of the master portfolio, net of waivers	0.13%	0.13%	0.14%		0.13%		0.17%
Expenses, including expenses of the master portfolio, before of waivers	0.13%	0.13%	0.14%		0.13%		0.17%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

C	Based upon average shares outstanding.

Additional Information	Prospectus
78

	Small Cap Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.51	$14.89	$12.78	$12.57	$11.27

Income from investment operations:
Net investment incomeA	0.18	0.32	0.17	0.16	0.14
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(4.78)	(0.53)	2.11	0.42	1.87

Total from investment operations	(4.60)	(0.21)	2.28	0.58	2.01

Less distributions:
Dividends from net investment income	(0.17)	(0.31)	(0.17)	(0.17)	(0.13)
Distributions from net realized gain on investments	(0.61)	(0.80)	—	(0.15)	(0.58)
Tax return of capitalB	(0.13)	(0.06)	—	(0.05)	—

Total distributions	(0.91)	(1.17)	(0.17)	(0.37)	(0.71)

Net asset value, end of period	$8.00	$13.51	$14.89	$12.78	$12.57

Total return	(33.58)%	(1.63)%	17.85%	4.51%	17.91%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,552	$52,325	$151,878	$46,113	$39,196
Ratios to average net assets (annualized)A:
Net investment income	1.54%	1.49%	1.49%	1.12%	0.90%
Expenses, including expenses of the master portfolio	0.20%	0.20%	0.18%	0.18%	0.22%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

	International Equity Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.37	$12.76	$10.33	$9.39	$8.01

Income from investment operations:
Net investment incomeA	0.39	0.52	0.23	0.21	0.17
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(6.01)	0.85	2.50	1.06	1.44

Total from investment operations	(5.61)	1.37	2.73	1.27	1.61

Less distributions:
Dividends from net investment income	(0.30)	(0.53)	(0.23)	(0.24)	(0.23)
Dividends from net realized gains on investments	—	(0.22)	(0.07)	—	—
Tax return of capitalB	—	(0.01)	—	(0.09)	—

Total distributions	(0.30)	(0.76)	(0.30)	(0.33)	(0.23)

Net asset value, end of period	$7.46	$13.37	$12.76	$10.33	$9.39

Total return	(41.85)%	10.68%	26.52%	13.58%	20.12%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$185,860	$267,293	$162,113	$90,200	$23,156
Ratios to average net assets (annualized)A:
Net investment income	3.58%	2.96%	2.44%	2.49%	2.16%
Expenses, including expenses of the master portfolio	0.19%	0.19%	0.22%	0.23%	0.26%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

Prospectus	Additional Information
79

	High Yield Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008B,C	2007	2006A	2005	2004
Net asset value, beginning of period	$10.11	$10.20	$10.22	$10.86	$10.73

Income from investment operations:
Net investment income	0.78	0.77	0.88	0.76	0.78
Net gains (losses) on securities (both realized and unrealized)	(3.34)	(0.09)	0.09	(0.84)	0.27

Total income (loss) from investment operations	(2.56)	0.68	0.97	(0.08)	1.05

Less distributions:
Dividends from net investment income	(0.78)	(0.77)	(0.88)	(0.76)	(0.78)
Distributions from net realized gains on securities	—	—	(0.11)	0.20	(0.14)

Total distributions	(0.78)	(0.77)	(0.99)	(0.56)	(0.92)

Net asset value, end of period	$6.77	$10.11	$10.20	$10.22	$10.86

Total return	(27.03)%	6.85%	8.78%	3.03%	10.19%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$62,138	$114,911	$231,693	$216,744	$241,777
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.85%	0.85%	0.85%	0.84%	0.88%
Expenses, before expense reimbursements (recoupments)	0.85%	0.86%	0.85%	0.84%	0.92%
Net investment income, after expense reimbursements (recoupments)	8.38%	7.55%	7.55%	7.24%	7.27%
Net investment income, before expense reimbursements (recoupments)	8.38%	7.54%	7.55%	7.24%	7.23%
Portfolio turnover rate	157%	92%	88%	128%	138%

A	Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

B	Post Advisory Group, LLC was removed as an investment advisor to the High Yield Bond Fund on May 21, 2008.

C	Logan Circle Partners, L.P. was added as an investment advisor to the High Yield Bond Fund on May 22, 2008.

	Intermediate Bond Fund-Institutional Class
	(formerly AMR Class prior to 3/1/05)
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004
Net asset value, beginning of period	$10.10	$10.02	$10.01	$10.33	$10.24

Income from investment operations:
Net investment income	0.50	0.50	0.46	0.42	0.40
Net gains (losses) on securities (both realized and unrealized)	(0.51)	0.07	0.02	(0.29)	0.14

Total income from investment operations	(0.01)	0.57	0.48	0.13	0.54

Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)

Net asset value, end of period	$9.61	$10.10	$10.02	$10.01	$10.33

Total return	(0.26)%	5.83%	4.96%	1.26%	5.38%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$147,634	$109,674	$97,319	$93,270	$96,242
Ratios to average net assets (annualized):
Expenses, net of waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Expenses, before waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Net investment income, net of waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Net investment income, before waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Portfolio turnover rate	105%	85%	122%	119%	106%

A	On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

Additional Information	Prospectus
80

	Short-Term Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008		2007		2006		2005A	2004
Net asset value, beginning of period	$8.79		$8.74		$8.75		$9.07	$9.31

Income from investment operations:
Net investment income	0.35	B	0.39	B	0.32	B	0.29	0.27
Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.09		0.07		(0.20)	(0.05)

Total income from investment operations	0.20		0.48		0.39		0.09	0.22

Less distributions:
Dividends from net investment income	(0.41)		(0.43)		(0.40)		(0.41)	(0.46)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0.41)		(0.43)		(0.40)		(0.41)	(0.46)

Net asset value, end of period	$8.58		$8.79		$8.74		$8.75	$9.07

Total return	2.21%		5.61%		4.56%		1.00%	2.39%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$255,725		$89,427		$73,417		$79,683	$80,504
Ratios to average net assets (annualized):
Expenses, net of waivers	0.31%		0.37%		0.35%		0.33%	0.33%
Expenses, before waivers	0.31%		0.37%		0.35%		0.33%	0.33%
Net investment income, net of waivers	3.75%		4.48%		3.64%		3.15%	3.00%
Net investment income, before waivers	3.75%		4.48%		3.64%		3.15%	3.00%
Portfolio turnover rate	21%		40%		48%		38%	41%

A	On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

B	For purposes of this calculation, the charge in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

	Treasury Inflation Protected
	Securities Fund-Institutional Class
								June 30 to
	Year Ended December 31,							December 31,
For a share outstanding throughout the period	2008	2007F		2006		2005		2004A
Net asset value, beginning of period	$10.18	$9.53		$9.75		$10.16		$10.00

Income from investment operations:
Net investment income	0.80	0.45		0.29		0.56	B	0.18	B
Net gains (losses) on securities (both realized and unrealized)	(0.98)	0.59		(0.19)		(0.37)		0.21

Total income (loss) from investment operations	(0.18)	1.04		0.10		0.19		0.39

Less distributions:
Dividends from net investment income	(0.80)	(0.39)		(0.29)		(0.55)		(0.23)
Distributions from net realized gains on securities	—	—		—		(0.05)		0.00	C
Tax return of capital	—	0.00	C,D	(0.03	)D	—		—

Total distributions	(0.80)	(0.39)		(0.32)		(0.60)		(0.23)

Net asset value, end of period	$9.20	$10.18		$9.53		$9.75		$10.16

Total return	(2.09)%	11.22%		1.05%		1.86%		3.94	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$140,189	$223,697		$33,792		$30,584		$20,943
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.25%	0.43%		0.49%		0.44%		0.46%
Expenses, before expense reimbursements (recoupments)	0.29%	0.43%		0.49%		0.39%		0.62%
Net investment income, after expense reimbursements (recoupments)	5.19%	4.74%		2.94%		5.45%		3.34%
Net investment income, before expense reimbursements (recoupments)	5.15%	4.74%		2.94%		5.50%		3.18%
Portfolio turnover rate	128%	139%		259%		355%		190	%E

A	The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

B	Based on average shares outstanding.

C	Amount represents less than $0.01 per share.

D	The tax returns of capital is calculated based on outstanding shares at the time of distribution.

E	Not annualized.

F	Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

Prospectus	Additional Information
81

	Money Market Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment incomeA	0.03	0.05	0.05	0.03	0.01
Net realized gain on investmentsB	—	—	—	—	—

Total income from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions:
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Distributions from net realized gain on investmentsB	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.68%	5.24%	4.99%	3.06%	1.20%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,317	$450,662	$504,403	$36,421	$34,146
Ratios to average net assets (annualized):A
Expenses, net of waivers	0.17%	0.18%	0.19%	0.28%	0.24%
Expenses, before waivers	0.23%	0.22%	0.23%	0.28%	0.24%
Net investment income, net of waivers	2.93%	5.13%	5.06%	3.07%	1.05%
Net investment income, before waivers	2.87%	5.10%	5.02%	3.07%	1.05%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Portfolio.

B	Amount is less than $0.01 per share.

Additional Information	Prospectus
82

— Notes —

00066266
Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	american beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

SEC File Number 811-4984

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund, American Beacon International Equity Index Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Short-Term Bond Fund, American Beacon Treasury Inflation Protected Securities Fund, and American Beacon Money Market Fund are service marks of American Beacon Advisors, Inc.

Additional Information	Prospectus

G U I D A N C E l V I S I O N l E X P E R I E N C E
P R O S P E C T U S March 1, 2009
I N V E S T O R C L A S S
( F O R M E R L Y P L A N A H E A D C L A S S )
Balanced Fund Large Cap Value Fund Mid-Cap Value Fund Small Cap Value Fund Small Cap Value Opportunity Fund International Equity Fund Emerging Markets Fund S&P 500 Index Fund
B O N D F U N D S
High Yield Bond Fund Enhanced Income Fund Intermediate Bond Fund Short-Term Bond Fund Treasury Inflation Protected Securities Fund
M O N E Y M A R T K E T F U N D S
Money Market Fund U.S. Government Money Market Fund
The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

About the Funds
Overview	2
Balanced Fund	3
Large Cap Value Fund	7
Mid-Cap Value Fund	10
Small Cap Value Fund	13
Small Cap Value Opportunity Fund	16
International Equity Fund	19
Emerging Markets Fund	22
S&P 500 Index Fund	25
High Yield Bond Fund	28
Enhanced Income Fund	32
Intermediate Bond Fund	37
Short-Term Bond Fund	41
Treasury Inflation Protected Securities Fund	45
Money Market Fund	49
U.S. Government Money Market Fund	52
The Manager	55
SSgA Funds Management, Inc.	56
The Sub-Advisors	56
Valuation of Shares	63

About Your Investment
Purchase and Redemption of Shares	64
Frequent Trading and Market Timing	68
Distributions and Taxes	69

Additional Information
Distribution of Fund Shares	71
Master-Feeder Structure	71
Portfolio Holdings	71
Delivery of Documents	71
Financial Highlights	71
Additional Information	Back Cover
About the Funds

Overview

The American Beacon Funds (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc.

The S&P 500 Index, Money Market, and U.S. Government Money Market Funds operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund, except for the S&P 500 Index Fund, seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (“Master Trust”) that has a similar name and identical investment objective. The Master Trust is managed by the Manager. The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio, which is a separate investment company with an identical investment objective, managed by SSgA Funds Management, Inc. (“SSgAFM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company.

Throughout this Prospectus, statements regarding investments by a Master-Feeder Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either a Master-Feeder Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

About the Funds	Prospectus
2

American Beacon

Balanced FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among the Manager and the following three investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

The Manager intends to allocate all new assets, generally on an equal basis, between Barrow and Brandywine Global, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund’s guidelines. The Manager does not anticipate allocating any new assets to Hotchkis, as they have reached their capacity limit for large cap value assets, nor does the Manager anticipate allocating any new assets to itself, other than to periodically rebalance the proportion of assets invested in equity and fixed income securities managed by Hotchkis and the Manager, respectively.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The Fund may invest in debt obligations of U.S. Government sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal home Loan Mortgage Association (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current

Prospectus	About the Funds
3

American Beacon

Balanced FundSM — (continued)

trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risk Factors

Market Risk (Stocks)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

About the Funds	Prospectus
4

American Beacon

Balanced FundSM — (continued)

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s two broad-based market indices, an index specific to the Fund’s strategy, and the Lipper Mixed-Asset Target Allocation Growth (MATAG) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices and the index specific to the Fund’s strategy do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	13.65%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.13%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

Prospectus	About the Funds
5

American Beacon

Balanced FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-25.00%	0.75%	2.86%
Return After Taxes on Distributions	-26.05%	-0.72%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	-16.04%	0.33%	1.78%

Balanced Composite Index[1]	-21.96%	1.58%	3.35%
Russell 1000® Value Index[1]	-36.85%	-0.79%	1.36%
Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper MATAG Funds Index[2]	-29.06%	-0.10%	1.77%

[1]	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index have been combined in a 60%/40% proportion. Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper MATAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.23%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.83%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

About the Funds	Prospectus
6

American Beacon

Large Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets, are currently allocated among four investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC

Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

• above-average earnings growth potential,
• below-average price to earnings ratio,
• below-average price to book value ratio, and
• above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 1000  Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
7

American Beacon

Large Cap Value FundSM — (continued)

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index does not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	19.76% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-21.63% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-39.58%	-0.72%	1.65%
Return After Taxes on Distributions	-39.86%	-1.31%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	-25.38%	-0.51%	1.01%

Russell 1000® Value Index[1]	-36.85%	-0.79%	1.36%
Lipper Large-Cap Value Funds Index[2]	-37.00%	-1.90%	-0.36%

[1]	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-

About the Funds	Prospectus
8

American Beacon

Large Cap Value FundSM — (continued)

deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.24%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	0.84%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$86
3 Years	$268
5 Years	$466
10 Years	$1,037

Prospectus	About the Funds
9

American Beacon

Mid-Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index1 at the time of investment. As of December 31, 2008, the market capitalizations of the companies in the Russell Midcap Index ranged from $240 million to $14.9 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar- denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Pzena Investment Management, LLC (“Pzena”)

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

•	above-average earnings growth potential,
•	below-average price to earnings ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

Barrow invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow’s portfolio will generally consist of 35 to 45 stocks.

Pzena invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In

1     Russell Midcap Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
10

American Beacon

Mid-Cap Value FundSM — (continued)

general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on March 1, 2006. However, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on June 30, 2004 and November 30, 2005, respectively. In the chart and table below, performance results before November 30, 2005 are for the AMR Class, and performance results from November 30, 2005 through February 28, 2006 are for the Institutional Class of the Fund. Because the other classes had lower expenses, their performance was better than the Investor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	7.01%
(1/1/05 through 12/31/08)	(4th Quarter 2006)
Lowest Quarterly Return:	-21.51%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

Prospectus	About the Funds
11

American Beacon

Mid-Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Return Before Taxes	-36.49%	-10.89%	-3.09%
Return After Taxes on Distributions	-36.73%	-11.71%	-5.16%
Return After Taxes on Distributions and Sale of Fund Shares	-23.55%	-9.06%	-3.08%

Russell Midcap® Value Index[1]	-38.45%	-9.98%	-1.17%
Lipper Mid-Cap Value Funds Index[2]	-39.71%	-10.27%	-3.04%

[1]	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

[2]	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.66%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.66%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.33%

Expense Reimbursement/(Recoupment)[4]	0.10%
Net Expenses[5]	1.23%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has contractually agreed to reimburse the Investor Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 1.23%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class of the Fund to exceed 1.23%.

[5]	The contractual expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2010, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$125
3 Years	$412
5 Years	$719
10 Years	$1,593

About the Funds	Prospectus
12

American Beacon

Small Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Fund’s assets are currently allocated among five investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

Opus Capital Group, LLC (“Opus”)

The Boston Company Asset Management, LLC (“The Boston Company”)

The Fund’s Board of Trustees has appointed the following two investment sub-advisors to the Fund, but the Manager has not allocated Fund assets to these sub-advisors:

Dreman Value Management, LLC (“Dreman”)

Metropolitan West Capital Management, LLC (“MetWest Capital”)

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors, select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index1):

•	above-average earnings growth potential,
•	below-average price to earnings ratio, and
•	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual

1     Russell 2000  Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
13

American Beacon

Small Cap Value FundSM — (continued)

companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on March 1, 1999. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on January 1, 1999. In the chart and table below, performance results before March 1, 1999 are for the older class. Because the other class had lower expenses, its performance was better than the Investor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	24.75%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.68%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

About the Funds	Prospectus
14

American Beacon

Small Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-32.11%	-1.18%	6.68%
Return After Taxes on Distributions	-32.32%	-2.38%	5.35%
Return After Taxes on Distributions and Sale of Fund Shares	-20.75%	-0.96%	5.43%

Russell 2000® Value Index[1]	-28.92%	0.27%	6.11%
Lipper Small-Cap Value Funds Index[2]	-32.82%	-0.53%	5.81%

[1]	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.07%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$109
3 Years	$340
5 Years	$590
10 Years	$1,306

Prospectus	About the Funds
15

American Beacon

Small Cap Value Opportunity FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager currently allocates all of the Fund’s assets to PanAgora Asset Management, Inc. (“PanAgora”).

PanAgora’s investment process follows a bottom-up approach. The strategy applies quantitative techniques combined with traditional investment theory. The investment team utilizes a proprietary, multi-factor, quantitative model to create a return forecast for each stock in the Russell 2000® Value Index.1 Factors indicating relative value, such as book-to-price ratio, sales-to-price ratio, forward earnings-to-price ratio, and dividend yield, play a significant role in the model. Additional factor categories include earnings quality, earnings momentum, and price momentum. Each stock’s return forecast is then weighed against its contribution to the risk of the portfolio in comparison to the benchmark and transaction costs. PanAgora attempts to construct a portfolio with the highest return potential and the lowest risk. A key component of their investment process is the fundamental analysis of potential investments by the investment team. This insight is used to enhance and verify the quantitative techniques.

When it is not practicable for PanAgora to invest efficiently in the stocks identified by their investment process, such as when the Fund’s assets are below a certain level, the Fund may implement an alternate strategy of investing in small cap value exchange-traded funds and futures contracts on small cap indices. The Fund expects to implement this alternate strategy when its net assets are below $2 million. This strategy will allow the Fund to avoid the transaction costs associated with multiple investments in individual stocks, but the Fund will indirectly incur acquired fund fees and expenses as a result of investing in exchange-traded funds. Investment in futures contracts will subject the Fund to Derivatives Risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since the Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be

1     Russell 2000  Value Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
16

American Beacon

Small Cap Value Opportunity FundSM — (continued)

sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Derivatives Risk
The Fund may use derivatives, such as futures contracts, in lieu of investing directly in small cap value stocks. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time that PanAgora would like or at the price they believe the security is currently worth.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by PanAgora may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/07 through 12/31/08)	2.69% 2nd Quarter 2007
Lowest Quarterly Return: (1/1/07 through 12/31/08)	-23.91% 4th Quarter 2008

	Average Annual Total Return
	as of 12/31/08
		Since Inception
	1 Year	(3/31/06)
Return Before Taxes	32.60%	-15.59%
Return After Taxes on Distributions	-31.75%	-15.30%
Return After Taxes on Distributions and Sale of Fund Shares	-20.32%	-12.53%

Russell 2000 Value Index[1]	-28.92%	-12.27%
Lipper Small-Cap Value Funds Index[2]	-32.82%	-13.40%

[1]	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-

Prospectus	About the Funds
17

American Beacon

Small Cap Value Opportunity FundSM — (continued)

capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of Frank Russell Company.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Opportunity Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.51%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.31%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.83%

Expense Reimbursement/(Recoupment)[4]	0.53%[4]
Net Expenses[5]	1.30%[4]

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has contractually agreed to reimburse the Investor Class of the Fund for Other Expenses through February 28, 2009 to the extent that Total Annual Fund Operating Expenses exceed 1.30%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class of the Fund to exceed 1.30%.

[5]	The contractual expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2010, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$132
3 Years	$524
5 Years	$941
10 Years	$2,104

About the Funds	Prospectus
18

American Beacon

International Equity FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund’s assets are currently allocated among four investment sub-advisors:

Causeway Capital Management LLC

Lazard Asset Management LLC

Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC (“The Boston Company”)

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as it has closed its international value equity strategy to further investments by the Fund. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

•	above-average return on equity or earnings growth potential,
•	below-average price to earnings or price to cash flow ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Prospectus	About the Funds
19

American Beacon

International Equity FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity and greater volatility of foreign investments; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (6) increased price volatility; and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the Sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

About the Funds	Prospectus
20

American Beacon

International Equity FundSM — (continued)

Highest Quarterly Return: (1/1/99 through 12/31/08)	21.79% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-22.51% (3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-40.73%	2.28%	3.35%
Return After Taxes on Distributions	-40.56%	1.39%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares[2]	-24.92%	2.58%	2.97%

EAFE Index[1]	-43.38%	1.66%	0.80%
Lipper International Funds Index[2]	-43.63%	2.15%	2.14%

[1]	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee[1]
(as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.62%
Acquired Fund Fees and Expenses[3]	0.00%

Total Annual Fund Operating Expenses[4]	0.92%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees have been restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$94
3 Years	$293
5 Years	$509
10 Years	$1,131

Prospectus	About the Funds
21

American Beacon

Emerging Markets FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

•	are primarily listed on the trading market of an emerging market country;
•	are headquartered in an emerging market country; or
•	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

•	has an emerging stock market as defined by the International Finance Corporation (“IFC”);
•	has a low- to middle-income economy according to the World Bank;
•	is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or
•	has a per-capita gross national product of $10,000 or less.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, rights, warrants, and depositary receipts (collectively referred to as “stocks”).

The Manager currently allocates the Fund’s assets, generally on an equal basis, between two investment sub-advisors:

Morgan Stanley Investment Management Inc. (“MSIM Inc.”)

The Boston Company Asset Management, LLC (“The Boston Company”)

MSIM Inc. combines a top-down country allocation investment approach with bottom-up stock selection. MSIM Inc. first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. MSIM Inc. then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, MSIM Inc. emphasizes thorough macroeconomic and fundamental research.

The Boston Company utilizes a bottom-up investment strategy that is value-oriented and research-driven. This style is both quantitative and fundamentally based, focusing first on stock selection, then enhanced by broadly diversified country allocation.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investment in stocks of a particular county will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of each country.

About the Funds	Prospectus
22

American Beacon

Emerging Markets FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Market Timing Risk
Because the Fund invests in foreign securities, it is subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the Sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Emerging Markets Risk
The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors.

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on October 1, 2002. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on July 31, 2000. In the chart and table below, performance results before October 1, 2002 are for the older class. Because the other class had lower expenses, its performance was better than the Investor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	About the Funds
23

American Beacon

Emerging Markets FundSM — (continued)

Highest Quarterly Return: (1/1/01 through 12/31/08)	25.88% (4th Quarter 2001)
Lowest Quarterly Return: (1/1/01 through 12/31/08)	-26.39% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(7/31/00)
Return Before Taxes	-51.64%	6.50%	5.93%
Return After Taxes on Distributions	-52.88%	4.01%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	-32.02%	5.97%	5.31%

MSCI Emerging Markets Index[1]	-53.33%	7.66%	6.02%
Lipper Emerging Markets Funds Index[2]	-54.76%	6.30%	5.45%

[1]	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

[2]	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee[1]
(as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.74%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.98%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4]	1.73%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$176
3 Years	$545
5 Years	$939
10 Years	$2,041

About the Funds	Prospectus
24

American Beacon

S&P 500® Index Fund1

Investment Objective

To replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index” or “Index”).

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio.

The Fund uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSgA FM to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

Derivatives Risk
The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be

1    S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s ®,” “S&P ®,” “Standard & Poor’s 500,” “S&P 500 ®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

Prospectus	About the Funds
25

American Beacon

S&P 500® Index Fund — (continued)

worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio, a separate investment company managed by Bankers Trust Company. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	15.16% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-21.99% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	-37.35%	-2.76%	-1.97%
Return After Taxes on Distributions	-37.52%	-2.98%	-2.28%
Return After Taxes on Distributions and Sale of Fund Shares	-23.98%	-2.25%	-1.71%

S&P 500 Index[1]	-37.00%	-2.19%	-1.38%
Lipper S&P 500 Objective Funds Index[2]	-37.08%	-2.41%	-1.64%

[1]	The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

[2]	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P 500 Index Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.045%
Distribution (12b-1) Fees	0.000%
Other Expenses	0.530%

Total Annual Fund Operating Expenses	0.570%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the State Street Equity 500 Index Portfolio.

[2]	This fee represents the total fees paid by the State Street Equity 500 Index Portfolio to State Street Bank and Trust Company for its service as administrator, custodian and transfer agent and SSgA’s service as investment advisor.

About the Funds	Prospectus
26

American Beacon

S&P 500® Index Fund — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$183
5 Years	$318
10 Years	$714

Prospectus	About the Funds
27

American Beacon

High Yield Bond FundSM

Investment Objective

High current income and capital appreciation.

Principal Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisors. These types of securities are commonly referred to as “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between two investment sub-advisors:

Franklin Advisers, Inc. (“Franklin”)

Logan Circle Partners, L.P. (“Logan”)

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, both Franklin and Logan utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund’s overall investment objective.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

High Yield Securities Risk
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Market Risk
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments that impact

About the Funds	Prospectus
28

American Beacon

High Yield Bond FundSM — (continued)

specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund.

Foreign Investing Risk
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Liquidity Risk
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Market Timing Risk
Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Hedging Risk
Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these

Prospectus	About the Funds
29

American Beacon

High Yield Bond FundSM — (continued)

arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on March 1, 2002. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on December 29, 2000. In the chart and table below, performance results before March 1, 2002 are for the older class. Because the other class had lower expenses, its performance was better than the Investor Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/01 through 12/31/08)	6.83% (4th Quarter 2001)
Lowest Quarterly Return: (1/1/01 through 12/31/08)	-18.60% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Years	(12/29/00)
Return Before Taxes	-27.85%	-2.06%	2.71%
Return After Taxes on Distributions	-30.14%	-4.72%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	-17.77%	-2.91%	0.86%

[1]	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

[2]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.43%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.67%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.11%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

About the Funds	Prospectus
30

American Beacon

High Yield Bond FundSM — (continued)

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352

Prospectus	About the Funds
31

American Beacon

Enhanced Income FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

Approximately 75% of the Fund’s total assets are invested in fixed-income securities considered investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes (collectively referred to as “investment grade fixed-income securities”). In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund’s remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities, warrants and options. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Fund may invest in debt obligations of U.S. Government sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal home Loan Mortgage Association (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

The Manager currently allocates the Fund’s assets between itself and Calamos Advisors LLC (“Calamos”). The Manager makes investment decisions regarding the approximate 75% of the Fund allocated to investment grade fixed-income securities, while Calamos makes investment decisions regarding the remainder of Fund assets.

Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven years in the investment grade fixed-income portion of the Fund. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

In selecting securities, Calamos may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. Calamos utilizes credit ratings by NRSROs as preliminary indicators of investment quality, in addition to its own credit research and analysis.

About the Funds	Prospectus
32

American Beacon

Enhanced Income FundSM — (continued)

Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price and typically offer greater appreciation potential than non-convertible debt securities. Calamos may establish a “synthetic” convertible instrument by combining separate securities that possess economic characteristics similar to a convertible security, i.e., fixed-income securities, which may be convertible or non-convertible securities, (“fixed-income component”), and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

Calamos may invest in debt obligations rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Service, Inc.) or not rated, but considered by Calamos to be of similar quality. These types of securities are commonly referred to as “junk bonds.”

The average term to maturity of the fixed-income securities held in Calamos’ portion of the Fund will typically range from three to ten years. In addition to fixed-income securities, Calamos may invest up to 40% of its portion of the Fund’s total assets in non-convertible equity securities, including common stocks, preferred stocks and U.S. dollar-denominated American Depositary Receipts. Historically, Calamos’ investment process has led it to invest in the equity securities of small to medium-sized companies that, in its opinion, provide opportunities for long-term capital appreciation. Small to medium-sized companies are typically those companies having market capitalizations of up to $25 billion at the time of purchase. However, the Fund may also invest in well-established companies with large capitalizations.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the fixed-income securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed-income securities go down. The price of a fixed-income security is also affected by its maturity. Fixed-income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a fixed-income security, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. For the portion of Fund assets invested in lower-quality debt securities, this risk will be substantial.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the security’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Convertible Securities Risk
The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on

Prospectus	About the Funds
33

American Beacon

Enhanced Income FundSM — (continued)

its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value.

Derivatives Risk
Warrants and options are considered derivative instruments. The use of these instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost. If the value of the underlying common stock falls below the exercise price of a warrant or option, the warrant or option may lose all value.

High Yield Securities Risk
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Liquidity Risk
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or Calamos for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

About the Funds	Prospectus
34

American Beacon

Enhanced Income FundSM — (continued)

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to two broad-based market indices, an index specific to the Fund’s strategy, and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. The returns of the two broad-based market indices and the index specific to the Fund’s strategy do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/04 through 12/31/08)	3.08% (3rd Quarter 2006)
Lowest Quarterly Return: (1/1/04 through 12/31/08)	-4.19% (3rd Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	5 Year	(6/30/03)
Return Before Taxes	-4.37%	2.64%	2.81%
Return After Taxes on Distributions	-5.73%	1.24%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	-2.80%	1.49%	1.66%

Enhanced Income Composite Index[1]	-6.37%	2.39%	2.69%
Linked Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.18%	3.80%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.65%	4.25%
Merrill Lynch All U.S. Convertibles Index[1]	-35.73%	-3.44%	-1.20%
Lipper Intermediate Investment Grade Index[2]	-4.71%	2.28%	2.17%

[1]	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Linked Barclays Capital U.S. Aggregate Bond Index and the Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion. The Linked Barclays Capital U.S. Aggregate Bond Index represents returns of the Barclays Capital U.S. Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

[2]	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-

Prospectus	About the Funds
35

American Beacon

Enhanced Income FundSM — (continued)

deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Enhanced Income Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.62%
Acquired Fund Fees and Expenses[2]	0.00%

Total Annual Fund Operating Expenses[3]	0.92%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$94
3 Years	$293
5 Years	$509
10 Years	$1,131

About the Funds	Prospectus
36

American Beacon

Intermediate Bond FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or Barrow, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Barrow uses a bottom-up fixed income investment strategy in determining which securities to buy and sell, as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.

•	Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital U.S. Aggregate Bond Index.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Prospectus	About the Funds
37

American Beacon

Intermediate Bond FundSM — (continued)

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager or Barrow for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

About the Funds	Prospectus
38

American Beacon

Intermediate Bond FundSM — (continued)

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on March 1, 2009. However, the Institutional Class of the Fund began offering its shares on March 1, 1999. Additionally, another class of shares of the Fund no longer in operation began offering its shares on September 15, 1997. In the chart and table below, performance results before March 1, 1999 are for the other class. Because the other class had slightly higher expenses, its performance was slightly lower than the Fund would have realized in the same period. Prior to March 1, 2005, the Institutional Class of the Fund was known as the AMR Class. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Because the Institutional Class has a lower expense structure, its performance is higher than what the Investor Class of the Fund would have realized had it existed during the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	4.91%
(1/1/99 through 12/31/08)	(4th Quarter 2008)
Lowest Quarterly Return:	-2.75%
(1/1/99 through 12/31/08)	(2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	5.13%	4.65%	5.27%
Return After Taxes on Distributions	3.41%	2.97%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	2.98%	3.30%

Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Index)[1]	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Index[2]	-4.71%	2.28%	4.23%

[1]	The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

[2]	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Prospectus	About the Funds
39

American Beacon

Intermediate Bond FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.67%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses[4,5]	0.88%

[1]	Management Fees are restated to reflect current fees.

[2]	Other Expenses are based on estimates for current fiscal year.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[5]	The Manager has voluntarily agreed to reimburse the Investor Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 0.55%. The voluntary expense reimbursement can be changed at any time by the Manager without notice to the shareholders. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reduction or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class of the Fund to exceed 0.55%. The expense limitation excludes interest, taxes, brokerage commissions, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$90
3 Years	$281

About the Funds	Prospectus
40

American Beacon

Short-Term Bond FundSM

Investment Objective

Income and capital appreciation.

Principal Strategies

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund seeks to maintain a duration of one to three years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates.

Prospectus	About the Funds
41

American Beacon

Short-Term Bond FundSM — (continued)

When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Securities Selection Risk
Securities selected by the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

About the Funds	Prospectus
42

American Beacon

Short-Term Bond FundSM — (continued)

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	3.21% (3rd Quarter 2001)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	-1.31% (3rd Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	2.52%	2.79%	3.93%
Return After Taxes on Distributions	1.11%	1.30%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.63%	1.50%	2.23%

Merrill Lynch 1-3 Yr. Gov./Corp. Index[1]	4.69%	3.74%	4.74%
Lipper Short Investment Grade Bond Funds Index[2]	-4.61%	1.53%	3.22%

[1]	The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

[2]	The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.68%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3,4]	0.89%

[1]	Management Fees are restated to reflect current fees.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

Prospectus	About the Funds
43

American Beacon

Short-Term Bond FundSM — (continued)

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]	The Manager has voluntarily agreed to reimburse the Investor Class of the Fund for Other Expenses through February 28, 2010 to the extent that Total Annual Fund Operating Expenses exceed 0.55%. The voluntary expense reimbursement can be changed at any time by the Manager without notice to the shareholders. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reduction or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class of the Fund to exceed 0.55%. The voluntary expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$91
3 Years	$284
5 Years	$493
10 Years	$1,096

About the Funds	Prospectus
44

American Beacon

Treasury Inflation Protected Securities FundSM

Investment Objective

Inflation protection and income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Up to 20% of the Fund’s assets may be invested in inflation-indexed debt securities issued by U.S. Government agencies or instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government), foreign governments, their agencies or instrumentalities, or U.S. and foreign corporations, as well as fixed income securities that are not indexed to inflation.

Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted in order to provide a total return exceeding inflation over the long term. Each inflation-indexed security is tied to a particular inflation index, such as the Consumer Price Index in the U.S. or a comparable measure of inflation in a foreign country. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. Interest payments are calculated by multiplying the security’s fixed coupon rate determined at issuance by the adjusted principal and dividing by the number of interest payments per year.

The Manager currently allocates all of the Fund’s assets to NISA Investment Advisors, LLC (“NISA”).

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as other securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security.

NISA’s investment process combines strategic (top-down) and tactical (bottom-up) analysis to determine a strategy whose goal is to outperform the Fund’s benchmark. NISA may use derivative instruments, such as futures contracts, options and swap agreements as a hedge against interest rate or foreign currency fluctuations.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between five and twenty years. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations that are not inflation-indexed. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Prospectus	About the Funds
45

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

Credit Risk
Securities issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Government. However, securities issued by U.S. Government agencies and instrumentalities are not necessarily subject to the same guarantee. The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Income Risk
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Deflation Risk
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Derivatives Risk
The use of derivative instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Foreign Investing Risk
The Fund may invest a portion of its assets in securities issued by foreign governments or foreign corporations. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Securities Selection Risk
Securities selected by NISA may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

About the Funds	Prospectus
46

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Investor Class of the Fund began offering its shares on March 1, 2009. However, the Institutional Class of shares of the Fund began offering its shares on June 30, 2004. Because the Institutional Class has a lower expense structure, its performance is higher than what the Investor Class of the Fund would have realized had it existed during the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/08)	(1st Quarter 2008)
Lowest Quarterly Return:	-4.82%
(1/1/05 through 12/31/08)	(4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
			Since Inception
	1 Year	3 Years	(6/30/04)
Return Before Taxes	-2.09%	3.24%	3.45%
Return After Taxes on Distributions	-4.76%	-1.46%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	-1.29%	-1.77%	1.89%

Barclays Capital 1-10 Yr. U.S. TIPS Index (formerly Lehman Brothers TIPS Index)[1]	-2.43%	3.37%	3.76%
Lipper TIPS Funds Index[2]	-4.08%	1.94%	3.42%

[1]	The Barclays Capital 1-10 Year U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury inflation-indexed securities with maturities between one and ten years.

[2]	The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Inflation Protected Securities Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[1]	0.14%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.45%
Acquired Fund Fees and Expense[3]	0.00%

Total Annual Fund Operating Expenses[4]	0.59%

[1]	Management Fees are restated to reflect current fees.

[2]	Other Expenses are based on estimates for the current fiscal year.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

Prospectus	About the Funds
47

American Beacon

Treasury Inflation Protected Securities FundSM — (continued)

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$60
3 Years	$189

About the Funds	Prospectus
48

American Beacon

Money Market FundSM

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar-denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; municipal securities; and repurchase agreements.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy securities with the following credit qualities:

•	rated in the highest short-term categories by two rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase,
•	rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
•	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Principal Risk Factors

Interest Rate Risk
The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates could result in the Fund’s expenses equaling or exceeding the Fund’s yield.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise fails. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury

Prospectus	About the Funds
49

American Beacon

Money Market FundSM — (continued)

and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Financial Services Companies Risk
Because the Fund concentrates its assets in financial services companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. You may call 1-800-658-5811 or visit the Funds’ website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Highest Quarterly Return:	1.58%
(1/1/99 through 12/31/08)	(3rd & 4th Quarter 2000)
Lowest Quarterly Return:	0.15%
(1/1/99 through 12/31/08)	(3rd & 4th Quarter 2003, 1st & 2nd Quarter 2004)

Average Annual Total Return
as of 12/31/08
1 Year	5 Years	10 Years
2.35%	3.14%	3.25%

About the Funds	Prospectus
50

American Beacon

Money Market FundSM — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.39%
Acquired Fund Fees and Expense[3]	0.02%

Total Annual Fund Operating Expenses[4]	0.50%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$51
3 Years	$160
5 Years	$280
10 Years	$628

Prospectus	About the Funds
51

American Beacon

U.S. Government Money Market FundSM

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the Master Trust.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements that are collateralized by such obligations and other investment companies that limit their investments to the foregoing securities.

Ordinarily, the Fund will invest the majority of its assets, directly or indirectly, in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

Currently, the Manager is the sole investment advisor to the Fund.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

The Fund has a policy of investing exclusively in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates could result in the Fund’s expenses equaling or exceeding the Fund’s yield.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise fails. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes

About the Funds	Prospectus
52

American Beacon

U.S. Government Money Market FundSM — (continued)

in global economic conditions affect the demand for these securities.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. You may call 1-800-658-5811 or visit the Funds’ website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Highest Quarterly Return: (1/1/99 through 12/31/08)	1.54% (3rd Quarter 2000)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	0.12% (3rd & 4th Quarter 2003)

Average Annual Total Return
as of 12/31/08
1 Year	5 Years	10 Years
1.90%	2.91%	3.08%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund.1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees[2]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.76%
Acquired Fund Fees and Expenses[3]	0.03%

Total Annual Fund Operating Expenses[4]	0.88%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the U.S. Government Money Market Portfolio of the Master Trust.

[2]	Management Fees are restated to reflect current fees.

Prospectus	About the Funds
53

American Beacon

U.S. Government Money Market FundSM — (continued)

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$90
3 Years	$281
5 Years	$488
10 Years	$1,084

About the Funds	Prospectus
54

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager

•	develops the investment programs for each Fund,

•	selects and changes sub-advisors and master portfolios, where applicable (subject to requisite approvals),
•	allocates assets among sub-advisors,
•	monitors the sub-advisors’ and master portfolio advisors’ investment programs and results,
•	coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,
•	oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and
•	with the exception of the High Yield Bond Enhanced Income and S&P 500 Index Funds, invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

•	manages directly the Short-Term Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, and a portion of the assets of the Balanced Fund, Enhanced Income Fund and the Intermediate Bond Fund.

The management fees including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2008, net of reimbursements and shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Balanced	0.27%
Large Cap Value	0.28%
Mid-Cap Value	0.70%
Small Cap Value	0.51%
Small Cap Value Opportunity	0.56%
International Equity	0.34%
Emerging Markets	0.79%
High Yield Bond	0.48%
Enhanced Income	0.34%
Short-Term Bond	0.23%

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended December 31, 2008, shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Money Market	0.10%
U.S. Government Money Market	0.10%

The Manager also may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. Currently, the Manager receives 10% of such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the semi-annual reports dated June 30, 2008 for the S&P 500 Index and Money Market Funds and in the annual reports dated October 31, 2008 for all other Funds.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond, Money Market and U.S. Government Money Market Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending sub-advisors to the Funds’ Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor’s performance and allocate the Funds’ assets among the sub-advisors and the Manager, as applicable.

Funds Under Management	Team Members
Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, and Small Cap Value Opportunity	Adriana R. Posada
S&P 500 Index and Enhanced Income	Cynthia Thatcher
International Equity, Emerging Markets and High Yield Bond	Kirk L. Brown

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. Ms. Posada is Managing Director of Trust Investments and became a member of the team in October 1998. Ms. Thatcher is Manager of Trust Investments and became a member of the team upon joining the Manager in December 1999. Mr. Brown is Managing Director of Trust and Alternative Investments, and he has served on the portfolio management team since February 1994. The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

Prospectus	About the Funds
55

Michael W. Fields oversees the team responsible for the portfolio management of the Short-Term Bond and Money Market Funds and a portion of the fixed income assets of the Balanced and Enhanced Income Funds. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for each Fund under his management. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced, Enhanced Income, and Short-Term Bond Funds includes Patrick A. Sporl and Gyeong Kim. Mr. Sporl has served as the Senior Portfolio Manager to the Balanced Fund since September 2001, to the Enhanced Income Fund since its inception in July 2003 and to the Short-Term Bond Fund since January 1999. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Funds’ holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced and Short-Term Bond Funds since November 2002 and to the Enhanced Income Fund since its inception in July 2003. She has responsibility for credit and relative value analysis of corporate bonds. The Funds’ SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Funds they manage and their compensation.

SSgA Funds Management, Inc.

The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “State Street Portfolio”), which is advised by SSgA Funds Management Inc. (“SSgA FM”). SSgA FM is a subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2008, SSgA FM managed approximately $119 billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $1.44 trillion in assets. SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the State Street Portfolio. As compensation for SSgA FM’s services as investment advisor and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the State Street Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA FM manages the State Street Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the State Street Portfolio include the following: John Tucker and Karl Schneider. Mr. Tucker is a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker is a Senior Portfolio Manager in SSgA FM’s Global Structured Products Team. Mr. Tucker joined SSgA in 1988. Prior to joining the Global Structured Products Group, Mr. Tucker worked in the SSgA Structured Products Group in London as Manager of all index strategies. Mr. Schneider is a Principal of SSgA and a Principal of SSgA FM. Mr. Schneider joined SSgA in 1996 as a member of the SSgA Global Fundamental Strategies Team. The Funds’ SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the State Street Portfolio and their compensation.

The Sub-Advisors

The Manager is the sole investment advisor to the Money Market Funds and the Short-Term Bond Fund. Except for these Funds, each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. The assets of the Enhanced Income Fund are allocated by the Manager between the Manager and another sub-advisor. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”) and for those Funds that invest their assets in the Master Trust, approval of the Master Trust Board. The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio

About the Funds	Prospectus
56

managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2008, Barrow had discretionary investment management authority with respect to approximately $44.6 billion of assets, including approximately $3.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, and Short-Term Bond Funds. The Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

Business
Name and Title of	Length of Service	Experience
Portfolio Managers	to Fund	Past 5 Years

Balanced & Large Cap Value Funds
James P. Barrow	Since Inception	Portfolio
Portfolio Manager/Partner		Manager/Barrow
Mid-Cap Value Fund
James P. Barrow	Since Inception	Portfolio
Portfolio		Manager/Partner
Mark Giambrone	Since Inception	Portfolio
Portfolio Manager/Partner		Manager/Barrow[1]
Small Cap Value Fund
James S. McClure	Since 2003	Portfolio
Portfolio Manager		Manager/Barrow
John P. Harloe	Since 2003	Portfolio
Portfolio Manager		Manager/Barrow
Balanced Fund
John S. Williams	Since Inception	Portfolio
Portfolio Manager		Manager/Barrow
David H. Hardin	Since Inception	Portfolio
Portfolio Manager		Manager/Barrow
J. Scott McDonald	Since 1994	Portfolio
Portfolio Manager		Manager/Barrow
Mark C. Luchsinger	Since 1996	Portfolio
Portfolio Manager		Manager/Barrow
Deborah A. Petruzzelli	Since 2002	Portfolio
Portfolio Manager		Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors, Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed income portion of the Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals — five senior portfolio managers and one dedicated research analyst. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2008, Brandywine had assets under management totaling approximately $32.8 billion, including approximately $3.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

Brandywine Global Portfolio Managers for the
Balanced and Large Cap Value Funds

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global’s Executive Committee and serves as lead Portfolio Manager of Brandywine Global’s fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine Global’s domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global’s large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global’s equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed Brandywine Global’s portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as co-lead Portfolio Manager for Brandywine Global’s fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine Global’s large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine Global’s equity products. He joined Brandywine Global in 1991 and has served as a portfolio manager to Brandywine Global’s portion of the fixed income portion of the Balanced Fund since April 1996.

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57

Brandywine Global Portfolio Managers for the
Small Cap Value Fund

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine Global’s diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine Global’s Executive Committee. He joined Brandywine Global in 1987 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as Co-Manager for Brandywine Global’s diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine Global’s information systems. Mr. Tonkovich has been with Brandywine Global since 1989 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

CALAMOS ADVISORS LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, is an institutional money management firm that has specialized in security research and money management since 1977. Calamos is an indirect subsidiary of Calamos Asset Management, Inc. As of December 31, 2008, Calamos had assets under management totaling approximately $24.0 billion, including approximately $93 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Calamos serves as a sub-advisor to the Enhanced Income Fund.

Calamos employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the ”Co-CIOs”) and comprised generally of the Co-CIOs and senior strategy analysts supported by intermediate analysts and junior analysts. The Co-CIOs, along with the senior strategy analysts identified below, have had joint primary and supervisory responsibility for Calamos’ portion of the Enhanced Income Fund since its inception in July 2003.

John P. Calamos, Sr., President and Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Senior Executive Vice President and Co-CIO of Calamos, also focuses on these approaches and themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Sr. and Nick P. Calamos have managed money together at Calamos or a predecessor entity for over 25 years.

John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts. John P. Calamos, Jr., Executive Vice President of Calamos, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2008, Causeway had approximately $8.7 billion in assets under management, including approximately $806 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Causeway’s portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials and materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples,

About the Funds	Prospectus
58

industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2008, Dreman had approximately $8.5 billion of assets under management, which included approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Lead Portfolio Manager for Dreman’s portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Mr. Dreman has managed Dreman’s portion of the Fund since August 2005. E. Clifton Hoover, Jr. and Mark Roach serve as Co-Portfolio Managers for Dreman’s portion of the Fund. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Roach has managed Dreman’s portion of the Fund since November 2006. Mr. Hoover has been Co-Chief Investment Officer and Managing Director of Large and Small Cap Value Strategies for Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio manager at NFJ Investment Group. Mr. Hoover has managed Dreman’s portion of the Fund since November 2006.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has managed Franklin’s portion of the Fund since September 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2008, Hotchkis had approximately $10.8 billion in assets under management, including approximately $852 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although the Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
Balanced and Large Cap Value Funds

George Davis, Patricia McKenna, Judd Peters, Scott McBride and Sheldon Lieberman participate in the investment research review and decision-making-process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Funds.

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994. Hotchkis’ investment team has managed the Hotchkis’ portion of the Funds since 1987.

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59

Hotchkis Portfolio Managers for the
Small Cap Value Fund

David Green, Jim Miles, Stan Majcher, Judd Peters and Scott McBride participate in the investment research review and decision-making-process for the Fund. Mr. Green and Mr. Miles coordinate the day to day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Majcher, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1996. Mr. McBride, Portfolio Manager joined Hotchkis’ investment team in 2001. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Hotchkis’ investment team has managed the Hotchkis portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008, including approximately $367 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager in the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a registered investment advisor and privately held partnership that is majority owned by Logan employees and minority owned by Guggenheim Capital LLC. Jude T. Driscoll, former President and CEO of Delaware Investments, founded Logan in January 2007. As of December 31, 2008, Logan had more than $10.2 billion in assets under management. Of this amount, none were assets of AMR Corporation and its subsidiaries and affiliated entities. Logan serves as a sub-advisor to the High Yield Bond Fund.

Timothy L. Rabe, CFA, is a senior portfolio manager at Logan and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed income funds and strategies at the firm. From 1995 to 2000 Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“MetWest Capital”), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority owned by its key professionals. As of December 31, 2008, MetWest Capital had approximately $18.0 billion of assets under management, which included approximately $1.9 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund’s investment team includes Gary W. Lisenbee, David M. Graham. Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with

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60

Janney Montgomery Scott, LLC. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.

Gary W. Lisenbee and Samir Sikka have joint responsibility for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Lisenbee has managed the Fund since August 2005. Mr. Sikka has served as Co-Lead Strategist since February 2007, Research Analyst since July 2006, and has managed MetWest Capital’s portion of the Small Cap Value Fund since July 2006. From April 1999 to February 2006, he was a Senior Analyst with Trust Company of the West.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404.2 billion, including approximately $156 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the Emerging Markets Fund.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliated investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 049481.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the Emerging Markets Fund. The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, and Paul Psaila, each a Managing Director of MSIM Inc., James Cheng, a Managing Director of MSIM Company, and Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of MSIM Inc.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since its inception in 2000. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Mr. Piper has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006. Ms. Piedrahita has been associated with MSIM Inc. in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2008, Opus had assets under management of approximately $0.9 billion, including approximately $249 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale in trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 26 years of investment experience and has managed Opus’ portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over ten years of investment experience and has managed Opus’ portion of the Fund since January 2005.

Jonathon M. Detter has served as Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over six years of investment and valuation experience and has managed Opus’ portion of the Fund since January 2005.

PANAGORA ASSET MANAGEMENT, INC. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, is an independently operated Delaware

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corporation that is majority owned by Putnam Investments and minority owned by Nippon Life Insurance. Putnam Investments is a wholly-owned subsidiary of Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. PanAgora was established in 1985 as part of The Boston Company Asset Management and registered as an investment advisor with the SEC in September of 1989. As of December 31, 2008, PanAgora had assets of approximately $12.7 billion under management, which included approximately $2.8 million of assets of AMR Corporation and its subsidiaries and affiliated entities. PanAgora serves as sub-advisor to the Small Cap Value Opportunity Fund.

PanAgora’s investment team for the Fund consists of George D. Mussalli and John W. Griffin who have managed the Fund since its inception in 2006. The team shares responsibility for the investment process, including research and trading.

George D. Mussalli is a Director of Equity responsible for U.S. active equity investments at PanAgora. Before joining PanAgora in 2004, he had been a Vice President and Portfolio Manager on Putnam Investments’ Structured Equity team since 2000.

John W. Griffin is a Portfolio Manager responsible for the research and daily management of active equity investments at PanAgora. He joined PanAgora in 2000.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2008, Pzena had assets of approximately $10.7 billion under management, including approximately $24.0 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the Mid-Cap Value Fund.

Investment decisions for the portion of the Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, John P. Goetz and Manoj Tandon. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena as of January 1, 2005. Prior to becoming Co-CIO, Mr. Goetz was Director of Research for Pzena. He has also served on the Fund’s portfolio management team since its inception and has been with Pzena since 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 and has managed Pzena’s portion of the Fund since January 2006.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $416.2 billion in assets under management as of December 31, 2008. Of this amount, approximately $845.4 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton’s portion of the International Equity Fund since the Fund’s inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2008 were $26.2 billion, including approximately $1.09 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value, International Equity and Emerging Markets Funds.

The Boston Company Portfolio
Managers for the Small Cap Value Fund

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone’s research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

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The Boston Company Portfolio
Managers for the Emerging Markets
and International Equity Funds

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the Emerging Markets Fund since August 2000 and a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, and Carolyn M. Kedersha, Senior Vice President, have been with The Boston Company since 1998 and 1988, respectively. Prior to becoming portfolio managers in March 2003, they each served as research analysts. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004, and Ms. Kedersha has served as a portfolio manager to a portion of the Emerging Markets Fund since March 2003. Both Mr. Smith and Ms. Kedersha continue to conduct research on a variety of regions and sectors. Mr. Smith focuses on global technology and European capital goods companies, while Ms. Kedersha targets companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He has served as a Vice President and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Money Market Funds are valued in accordance with the amortized cost method, which is designed to enable those Funds to maintain a stable NAV of $1.00 per share. The Funds cannot guarantee that their NAVs will always remain at $1.00 per share. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund’s or Portfolio’s applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The Emerging Markets and International Equity Funds often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the High Yield Bond Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of Investor Class shares will be determined based on a pro rata allocation of the Fund’s or Portfolio’s (as applicable) investment income, expenses and total capital gains and losses. Except for the Money Market Funds, each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. The NAV per share for the Money Market and U.S. Government Money Market Funds is typically determined as of 5:00 p.m. Eastern Time, on each day on which the Exchange is open for business. On days when the financial markets in which the Money Market Funds invest close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Money Market Funds are also not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, a Money Market Fund, at its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between a Money Market Fund and another American Beacon Fund). Because the International Equity and Emerging Markets Funds (the “International Funds”) invest in securities primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV per share of the International Funds may change on days when shareholders will not be able to purchase or redeem the International Funds’ shares.

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About Your Investment

Purchase and Redemption of Shares

Eligibility

Investor Class shares are offered to all investors, including investors using intermediary organizations such as discount brokers or plan sponsors and retirement accounts.

Opening an Account

A completed, signed application is required to open an account. You may obtain an application form by:

•	calling 1-800-658-5811, or
•	downloading an account application from the Funds’ web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and Social Security numbers for persons authorized to provide instructions on the account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until the deadlines listed below on each day on which the Exchange is open for business. In addition, a Money Market Fund may, at its discretion, accept orders on days when the Exchange is closed. Shares of the Money Market Funds are not offered and orders are not accepted on Columbus Day and Veterans Day.

Purchase Order Deadline
Fund	(Eastern Time)
Money Market and U.S. Government Money Market	5:00 p.m.	*
All other Funds	4:00 p.m.	**

*	or such other time as may be designated by the Fund

**	or the close of the Exchange (whichever comes first)

If a purchase order is received in good order prior to the applicable Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of any Fund may be redeemed by telephone, by pre-authorized automatic redemption, via the Funds’ website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. For assistance with completing a redemption request, please call 1-800-658-5811.

For the Money Market Funds, wire proceeds from redemption requests received in good order by 5:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day. For all other Funds, wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to Shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 10 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund or Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions to a retirement or employee benefit plan;

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•	shares redeemed through systematic redemption plans;
•	shares redeemed to return excess IRA contributions;
•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant; or
•	redemption transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing.”

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Frequent Trading and Market Timing.”

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund or the Fund’s corresponding portfolio. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of the Investor Class of any Fund may be exchanged for shares of the Investor Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days if shares of the redeeming Fund were purchased by check. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to change a fee and to modify or terminate the exchange privilege at any time.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

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How to Purchase Shares

By Check

•	The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
•	Make check payable to the American Beacon Funds.
•	Include the shareholder’s account number, Fund name, and Fund number on the check.
•	Mail check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Wire

If your account has been established, you may call 1-800-658-5811 to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,

•	Attn: American Beacon Funds-Investor Class,

•	the Fund name and Fund number, and
•	shareholder’s account number and registration.

Via “My Account” on www.americanbeaconfunds.com

•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application. If not, please call 1-800-658-5811 to establish bank instructions prior to the purchase.
•	The minimum amount for each subsequent investment is $50.

By Pre-Authorized Automatic Investment

•	The minimum account size of $2,500 must be met before establishing an automatic investment plan.
•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
•	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
•	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify. If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

By Exchange

•	Send a written request to the address above, call 1-800-658-5811 and use the Automated Voice Response System or speak to a representative, or visit www.americanbeaconfunds.com.

•	A $2,500 minimum is required to establish a new account in the Investor Class of another American Beacon Fund by making an exchange.

•	The minimum amount for each exchange is $50.

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How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Telephone redemption orders are limited to $50,000 within any 30 day period.
•	Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.

By Mail

Write a letter of instruction including:

•	the Fund name and Fund number,
•	shareholder account number,
•	shares or dollar amount to be redeemed, and
•	authorized signature(s) of all persons required to sign for the account.
Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Via “My Account” on www.americanbeaconfunds.com

•	Proceeds will only be mailed to the account address of record, transmitted by wire to a commercial bank account designated on the account application form or transferred via ACH to your bank account as designated on the account application form.
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
•	The minimum amount is $500 for a wire and $50 for a check or ACH.

By Shareholder Draft

(Money Market Funds’ shareholders only)
Choose the check writing feature on the account application or establish via www.americanbeaconfunds.com.

•	Minimum check amount is $100.
•	A $2 service fee per check is charged for check copies.

By Pre-Authorized Automatic Redemption

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).
•	Proceeds will be transferred automatically from your Fund account to your bank account via ACH on or about the 15th day of each month. If you establish automatic redemption through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

By Exchange

•	Send a written request to the address above, call 1-800-658-5811 and use the Automated Voice Response System or speak to a representative, or visit www.americanbeaconfunds.com.

•	A $2,500 minimum is required to establish a new account in the Investor Class of another American Beacon Fund by making an exchange.

•	The minimum amount for each exchange is $50.

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General Policies

If a shareholder’s account balance in any Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels. Additionally, IRA accounts will be charged an annual maintenance fee of $12.00 by the Custodian for maintaining either a Traditional IRA or a Roth IBA.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds are unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares. These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. The International Equity, Emerging Markets and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the Emerging Markets and International Equity Funds that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. This one round-trip limit does not apply to the Money Market Funds. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund (except the Money Market Funds) in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager

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determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Monthly distributions are paid

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to shareholders on the first business day of the following month. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
Balanced	Annually	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
Small Cap Value Opportunity	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
S&P 500 Index	April, July, October and December	Annually
High Yield Bond	Monthly	Annually
Enhanced Income	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually
Treasury Inflation Protected Securities	July and December	Annually
Money Market	Monthly	Monthly
U.S. Government Money Market	Monthly	Monthly

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of gains from certain foreign currency transactions*	Ordinary income
Distributions of excess net long-term capital gain over net short-term capital loss*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	whether reinvested or taken in cash

**	except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Funds. An International Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

A portion of the dividends paid by the Balanced Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Value Opportunity Fund, the S&P 500 Index Fund, the High Yield Bond Fund, and the Enhanced Income Fund may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2010. The eligible portion for such a Fund may not exceed its qualified dividend income (“QDI”). QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund’s QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid (and the shareholder meets similar restrictions with respect to its Fund shares), the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund receives from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. Dividends paid by the Short-Term Bond and Money Market Funds will not qualify, and dividends an International Fund pays most likely will not qualify, for the maximum 15% rate or for the dividends-received deduction. Dividends from non-U.S. corporations will be eligible for the 15% rate if the United States has a tax treaty with the corporation’s jurisdiction of incorporation.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares (other than shares of the Money Market Funds). That gain or loss may be treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2010 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.

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Additional Information

Distribution of Fund Shares

The Funds do not incur any direct distribution expenses related to Investor Class shares. However, the Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the Funds begin to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Master-Feeder Structure

Under a master-feeder structure, a “feeder” fund invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

Each Master-Feeder Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in a portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund, could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Master-Feeder Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Portfolio Holdings

A complete list of each Money Market Fund’s holdings as of the end of each business day is made available on the Funds’ website on the following business day. For all other Funds (except the S&P 500 Index Fund), a complete list of each Fund’s holdings as of the end of each month is made available on the Funds’ website approximately thirty days after the end of the month. Each Fund’s list of its complete holdings remains available on the website for six months. Except for the Money Market Funds, a list of each Fund’s ten largest holdings is made available on the Funds’ website as of the end of each calendar quarter. The ten largest holdings of the S&P 500 Index Fund are generally posted to the website approximately thirty days after the end of the quarter, and the ten largest holdings of the other Funds are generally posted to the website approximately fifteen days after the end of the quarter. Each Fund’s list of its ten largest holdings remains available on the website until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . .” menu on the home page.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

Prospectus	Additional Information
71

	Balanced Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.09	$14.91	$14.20	$13.62	$12.40

Income from investment operations:
Net investment incomeA	0.41	0.41	0.35	0.34	0.27
Net gains on securities (both realized and unrealized)	(4.39)	0.87	1.44	1.01	1.25

Total income from investment operations	(3.98)	1.28	1.79	1.35	1.52

Less distributions:
Dividends from net investment income	(0.41)	(0.38)	(0.36)	(0.30)	(0.30)
Distributions from net realized gains on securities	(0.79)	(0.72)	(0.72)	(0.47)	—

Total distributions	(1.20)	(1.10)	(1.08)	(0.77)	(0.30)

Net asset value, end of period	$9.91	$(15.09)	$14.91	$14.20	$13.62

Total return	(28.39)%	9.06%	13.31%	10.12%	12.44%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$105,473	$202,750	$111,837	$86,875	$21,571
Ratios to average net assets (annualized):
Expenses, net of waivers	0.82%	0.83%	0.85%	0.86%	0.93%
Expenses, before waivers	0.82%	0.83%	0.85%	0.86%	0.93%
Net investment income, net of waivers	3.12%	2.65%	2.55%	2.14%	1.84%
Net investment income, before waivers	3.12%	2.65%	2.55%	2.14%	1.84%
Portfolio turnover rate	53%	50%	59%	58%	62%

A	Through October 31, 2005, net investment income was calculated by subtracting class expense per share from the Fund’s net investment income per share before class expenses.

	Large Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.83	$22.74	$20.16	$17.54	$15.05

Income from investment operations:
Net investment incomeA,B	0.41	0.35	0.28	0.27	0.23
Net gains on securities (both realized and unrealized)	(9.88)	2.63	3.31	2.58	2.49

Total income from investment operations	(9.47)	2.98	3.59	2.85	2.72

Less distributions:
Dividends from net investment income	(0.36)	(0.28)	(0.25)	(0.23)	(0.23)
Distributions from net realized gains on securities	(0.71)	(0.61)	(0.76)	—	—

Total distributions	(1.07)	(0.89)	(1.01)	(0.23)	(0.23)

Net asset value, end of period	$14.29	$24.83	$22.74	$20.16	$17.54

Total return	(39.72)%	13.46%	18.44%	16.33%	18.26%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,594,565	$5,198,835	$2,586,410	$526,357	$51,489
Ratios to average net assets (annualized):
Expenses, net of waivers	0.83%	0.83%	0.85%	0.86%	0.94%
Expenses, before waivers	0.83%	0.83%	0.85%	0.86%	0.94%
Net investment income, net of waivers	1.94%	1.59%	1.61%	1.30%	1.21%
Net investment income, before waivers	1.94%	1.59%	1.61%	1.30%	1.21%
Portfolio turnover rate	28%	20%	26%	25%	29%

A	Through October 31, 2005, net investment income was calculated by subtracting class expense per share from the Fund’s net investment income per share before class expenses.

B	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

Additional Information	Prospectus
72

	Mid-Cap Value Fund-Investor Class
			February 28 to
	Year Ended October 31,		October 31,
For a share outstanding throughout the period:	2008	2007	2006
Net asset value, beginning of period	$10.96	$10.80	$9.80

Income from investment operations:
Net investment income	0.14	0.10	0.01
Net gains on securities (both realized and unrealized)	(4.31)	0.40	0.99

Total income from investment operations	(4.17)	0.50	1.00

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	—
Distributions from net realized gains on securities	(0.76)	(0.26)	0.00

Total distributions	(0.87)	(0.34)	—

Redemption fees added to beneficial interestsD		—	—
Net asset value, end of period	$5.92	$10.96	$10.80

Total return	(41.14)%	4.68%	10.20	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$16,550	$43,158	$27,240
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.23%	1.23%	1.49	%B
Expenses, before expense reimbursements (recoupments)	1.32%	1.26%	1.61	%B
Net investment income, after expense reimbursements (recoupments)	1.27%	0.93%	0.57	%B
Net investment income, before expense reimbursements (recoupments)	1.18%	0.90%	0.44	%B
Portfolio turnover rate	28%	35%	42	%C

A	Not annualized.

B	Annualized

C	Portfolio turnover rate is for the period November 1, 2005 through October 31, 2006.

D	Amounts represent less than $0.01 per share.

	Small Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004B
Net asset value, beginning of period	$21.62	$22.08	$20.04	$18.54	$15.95

Income from investment operations:
Net investment income	0.20	0.16	0.13	0.09	0.08
Net gains on securities (both realized and unrealized)	(6.97)	1.07	2.89	2.24	2.98

Total income from investment operations	(6.77)	1.23	3.02	2.33	3.06

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.06)	(0.03)
Distributions from net realized gains on securities	(2.47)	(1.56)	(0.89)	(0.77)	(0.44)

Total distributions	(2.63)	(1.69)	(0.98)	(0.83)	(0.47)

Net asset value, end of period	$12.22	$21.62	$22.08	$20.04	$18.54

Total return	(35.04)%	5.83%	15.56%	12.63%	19.56%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$699,670	$1,316,188	$1,333,814	$1,320,853	$466,364
Ratios to average net assets (annualized):
Expenses, net of waivers	1.06%	1.05%	1.06%	1.10%	1.15%
Expenses, before waivers	1.06%	1.05%	1.06%	1.10%	1.15%
Net investment income, net of waivers	1.12%	0.70%	0.59%	0.42%	0.33%
Net investment income, before waivers	1.12%	0.70%	0.59%	0.42%	0.33%
Portfolio turnover rate	62%	52%	48%	47%	35%

A	Opus Capital Group, LLC was added as an investment advisor on February 1, 2005, and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

B	The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

Prospectus	Additional Information
73

	Small Cap Value Opportunity
	Fund-Investor Class
	Year Ended			March 31 to
	October 31,			October 31,
For a share outstanding throughout the period:	2008	2007		2006
Net asset value, beginning of period	$10.28	$10.26		$10.00

Income from investment operations:
Net investment income	0.10	0.14	A	0.01
Net gains (losses) on securities (both realized and unrealized)	(3.63)	(0.05	)A	0.25

Total income from investment operations	(3.53)	0.09		0.26

Less distributions:
Dividends from net investment income	(0.10)	(0.06)		—
Distributions from net realized gains on securities	—	(0.01)		—

Total distributions	(0.10)	(0.07)		—

Net asset value, end of period	$6.65	$10.28		$10.26

Total return	(34.60)%	0.96%		2.60	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$106	$91		$70
Ratios to average net assets (annualized):
Expenses net of waivers	1.26%	1.30%		1.28%
Expenses before waivers	1.82%	1.70%		20.05%
Net investment income, net of waivers	0.93%	0.97%		0.21%
Net investment income (loss), before waivers	0.37%	0.57%		(18.56%)
Portfolio turnover rate	75%	58%		32	%B

A	Based upon average shares outstanding.

B	Not annualized.

	International Equity Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004A
Net asset value, beginning of period	$26.99	$24.42	$20.79	$18.31	$15.34

Income from investment operations:
Net investment incomeB,C	0.66	0.58	0.50	0.41	0.26
Net gains on securities (both realized and unrealized)C	(11.41)	4.26	4.84	2.29	3.08

Total income from investment operations	(10.75)	4.84	5.34	2.70	3.34

Less distributions:
Dividends from net investment income	(0.63)	(0.45)	(0.38)	(0.22)	(0.37)
Distributions from net realized gains on securities	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(3.29)	(2.27)	(1.71)	(0.22)	(0.37)

Redemption fees added to beneficial interestD	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$12.95	$26.99	$24.42	$20.79	$18.31

Total return	(44.96)%	21.22%	27.20%	14.73%	22.16%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$426,473	$909,385	$771,298	$560,770	$310,540
Ratios to average net assets (annualized):
Expenses, net of waiversB	0.92%	0.93%	0.96%	0.95%	1.02%
Expenses, before waiversB	0.92%	0.93%	0.96%	0.95%	1.02%
Net investment income, net of waiversB	2.82%	2.26%	2.25%	1.96%	1.46%
Net investment income, before waiversB	2.82%	2.26%	2.25%	1.96%	1.46%
Portfolio turnover rateE	31%	38%	40%	37%	36%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

B	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

C	Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

D	Amounts represent less than $0.01 per share.

E	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

Additional Information	Prospectus
74

	Emerging Markets Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008		2007		2006		2005		2004
Net asset value, beginning of period	$23.91		$17.22		$14.98		$12.53		$10.55

Income from investment operations:
Net investment income	0.17		0.11		0.09		0.15		0.04
Net gains (losses) on securities (both realized and unrealized)	(11.60)		9.11		4.55		3.41		1.99

Total income (loss) income from investment operations	(11.43)		9.22		4.64		3.56		2.03

Less distributions:
Dividends from net investment income	(0.08)		(0.04)		(0.19)		(0.03)		(0.05)
Distributions from net realized gains on securities	(3.55)		(2.49)		(2.21)		(1.08)		—

Total distributions	(3.63)		(2.53)		(2.40)		(1.11)		(0.05)

Redemption fees added to beneficial interests	—	A	—	A	—	A	—	A	—	A

Net asset value, end of period	$8.85		$23.91		$17.22		$14.98		$12.53

Total return	(55.77)%		60.17%		34.16%		29.95%		19.33%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5,183		$11,694		$5,841		$2,592		$1,214
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.72%		1.96%		2.04%		1.75%		2.14%
Expenses, before expense reimbursements (recoupments)	1.72%		1.96%		1.91%		2.01%		2.20%
Net investment income (loss), after expense reimbursements (recoupments)	1.00%		0.65%		0.49%		1.16%		0.37%
Net investment income (loss), before expense reimbursements (recoupments)	1.00%		0.65%		0.62%		0.90%		0.31%
Portfolio turnover rate	82%		81%		67%		63%		76%

A	Amounts represent less than $0.01 per share.

	S&P 500 Index Fund-Investor Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007		2006		2005		2004
Net asset value, beginning of period	$19.60	$18.97		$16.69		$16.23		$14.96

Income from investment operationsA:
Net investment income	0.33	0.31	B	0.27	BD	0.21		0.23	B
Net gains (losses) on investments, foreign currency and futures transactions (both realized and unrealized)	(7.60)	0.62	B	2.23	B	0.48		1.29	B

Total from investment operations	(7.27)	0.93		2.50		0.69		1.52

Less distributions:
Dividends from net investment income	(0.27)	(0.30)		(0.22)		(0.23)		(0.25)
Tax return of capital	—	—		—		0.00	C	—

Total distributions	(0.27)	(0.30)		(0.22)		(0.23)		(0.25)

Net asset value, end of period	$12.06	$19.60		$18.97		$16.69		$16.23

Total return	(37.35)%	4.88%		15.09%		4.32%		10.21%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$12,915	$18,430		$16,056		$48,985		$46,344
Ratios to average net assets (annualized)A:
Net investment income	1.73%	1.38%		1.37%		1.28%		1.43%
Expenses, including expenses of the master portfolio	0.62%	0.63%		0.61%		0.61%		0.62%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

B	For the years ended December 31, 2004, 2006 and 2007 the net investment income and net gains on securities (both realized and unrealized have been restated from 0.21 and 1.31, 0.17 and 2.33, and 0.28 and 0.65, respectively.

C	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

D	Based upon average shares outstanding.

Prospectus	Additional Information
75

	High Yield Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008B,C	2007	2006A	2005	2004
Net asset value, beginning of period	$10.11	$10.21	$10.22	$10.87	$10.73

Income from investment operations:
Net investment income	0.75	0.75	0.85	0.74	0.74
Net gains (losses) on securities (both realized and unrealized)	(3.34)	(0.10)	0.10	(0.85)	0.28

Total income from investment operations	(2.59)	0.65	0.95	(0.11)	1.02

Less distributions:
Dividends from net investment income	(0.75)	(0.75)	(0.85)	(0.74)	(0.74)
Distributions from net realized gains on securities	—	—	(0.11)	0.20	(0.14)

Total distributions	(0.75)	(0.75)	(0.96)	(0.54)	(0.88)

Net asset value, end of period	$6.77	$10.11	$10.21	$10.22	$10.87

Total return	(27.24)%	6.52%	8.63%	2.69%	9.94%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$13,949	$28,758	$80,284	$120,360	$148,266
Ratios to average net assets (annualized):
Expenses, net of waivers	1.10%	1.08%	1.08%	1.08%	1.20%
Expenses, before waivers	1.10%	1.08%	1.08%	1.08%	1.20%
Net investment income, net of waivers	8.06%	7.32%	7.33%	7.00%	6.95%
Net investment income, before waivers	8.06%	7.32%	7.33%	7.00%	6.95%
Portfolio turnover rate	157%	92%	88%	128%	138%

A	Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

B	Post Advisory Group, LLC was removed as an investment advisor to the High Yield Bond Fund on May 21, 2008.

C	Logan Circle Partners, L.P. was added as an investment advisor to the High Yield Bond Fond on May 22, 2008.

	Enhanced Income Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.50	$10.25	$9.98	$10.16	$9.96

Income from investment operations:
Net investment income	0.41	0.36	0.33	0.29	0.26
Net gains (losses) on securities (both realized and unrealized)	(1.39)	0.32	0.29	(0.16)	0.20

Total income from investment operations	(0.98)	0.68	0.62	0.13	0.46

Less distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.35)	(0.31)	(0.26)
Distributions from net realized gains on securities	(0.23)	(0.01)	—	—	—

Total distributions	(0.72)	(0.43)	(0.35)	(0.31)	(0.26)

Net asset value, end of period	$8.80	$10.50	$10.25	$9.98	$10.16

Total return	(10.02)%	6.75%	6.36%	1.32%	4.70%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$100,469	$99,789	$125,915	$112,341	$103,897
Ratios to average net assets (annualized):
Expenses	0.92%	0.94%	0.93%	0.92%	1.00%
Net investment income	3.64%	3.69%	3.21%	2.79%	2.54%
Portfolio turnover rate	76%	103%	65%	41%	72%

Additional Information	Prospectus
76

	Intermediate Bond Fund-Institutional Class
	(formerly AMR Class prior to 3/1/05)
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004
Net asset value, beginning of period	$10.10	$10.02	$10.01	$10.33	$10.24

Income from investment operations:
Net investment income	0.50	0.50	0.46	0.42	0.40
Net gains (losses) on securities (both realized and unrealized)	(0.51)	0.07	0.02	(0.29)	0.14

Total income from investment operations	(0.01)	0.57	0.48	0.13	0.54

Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.45)	(0.45)

Net asset value, end of period	$9.61	$10.10	$10.02	$10.01	$10.33

Total return	(0.26)%	5.83%	4.96%	1.26%	5.38%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$147,634	$109,674	$97,319	$93,270	$96,242
Ratios to average net assets (annualized):
Expenses, net of waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Expenses, before waivers	0.30%	0.34%	0.35%	0.31%	0.34%
Net investment income, net of waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Net investment income, before waivers	4.70%	4.86%	4.64%	4.12%	3.97%
Portfolio turnover rate	105%	85%	122%	119%	106%

A	On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

	Short-Term Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006		2005	2004
Net asset value, beginning of period	$8.81	$8.76	$8.77		$9.09	$9.33

Income from investment operations:
Net investment income	0.29	0.35A	0.27	A	0.28	0.25
Net gains (losses) on securities (both realized and unrealized)	(0.15)	0.09	0.07		(0.24)	(0.07)

Total income from investment operations	0.14	0.44	0.34		0.04	0.18

Less distributions:
Dividends from net investment income	(0.36)	(0.39)	(0.35)		(0.36)	(0.42)

Distributions from net realized gains on securities	—	—	—		—	—

Total distributions	(0.36)	(0.39)	(0.35)		(0.36)	(0.42)

Net asset value, end of period	$8.59	$8.81	$8.76		$8.77	$9.09

Total return	1.54%	5.08%	4.01%		0.46%	1.84%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$7,733	$2,976	$7,189		$8,582	$7,781
Ratios to average net assets (annualized):
Expenses, net of waivers	0.85%	0.87%	0.88%		0.87%	0.87%
Expenses, before waivers	0.88%	0.98%	0.90%		0.94%	0.87%
Net investment income, net of waivers	3.19%	3.91%	3.10%		2.59%	2.44%
Net investment income, before waivers	3.16%	3.81%	3.08%		2.52%	2.44%
Portfolio turnover rate	21%	40%	48%		38%	41%

A	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

Prospectus	Additional Information
77

	Treasury Inflation Protected
	Securities Fund-Institutional Class
								June 30 to
	Year Ended December 31,							December 31,
For a share outstanding throughout the period	2008	2007F		2006		2005		2004A
Net asset value, beginning of period	$10.18	$9.53		$9.75		$10.16		$10.00

Income from investment operations:
Net investment income	0.80	0.45		0.29		0.56	B	0.18	B
Net gains (losses) on securities (both realized and unrealized)	(0.98)	0.59		(0.19)		(0.37)		0.21

Total income (loss) from investment operations	(0.18)	1.04		0.10		(0.19)		0.39

Less distributions:
Dividends from net investment income	(0.80)	(0.39)		(0.29)		(0.55)		(0.23)
Distributions from net realized gains on securities	—	—		—		(0.05)		0.00	C
Tax return of capital	—	0.00	C,D	(0.03	)D	—		—

Total distributions	(0.80)	(0.39)		(0.32)		(0.60)		(0.23)

Net asset value, end of period	$9.20	$10.18		$9.53		$9.75		$10.16

Total return	(2.09)%	11.22%		1.05%		1.86%		3.94	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$140,189	$223,697		$33,792		$30,584		$20,943
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.25%	0.43%		0.49%		0.44%		0.46%
Expenses, before expense reimbursements (recoupments)	0.29%	0.43%		0.49%		0.39%		0.62%
Net investment income, after expense reimbursements (recoupments)	5.19%	4.74%		2.94%		5.45%		3.34%
Net investment income, before expense reimbursements (recoupments)	5.15%	4.74%		2.94%		5.50%		3.18%
Portfolio turnover rate	128%	139%		259%		355%		190	%E

A	The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

B	Based on average shares outstanding.

C	Amount represents less than $0.01 per share.

D	The tax returns of capital is calculated based on outstanding shares at the time of distribution.

E	Not annualized.

F	Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

	Money Market Fund-Investor Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment incomeA	0.02	0.05	0.05	0.03	0.01
Net realized gain on investmentsB	—	—	—	—	—

Total income from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions:
Dividends from net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)
Distributions from net realized gain on investmentsB	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.35%	4.94%	4.69%	2.82%	0.93%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,306	$112,278	$170,518	$236,903	$132,438
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.48%	0.47%	0.49%	0.51%	0.51%
Expenses, before waivers	0.48%	0.47%	0.49%	0.51%	0.51%
Net investment income, net of waivers	2.65%	4.85%	4.59%	2.83%	0.94%
Net investment income, before waivers	2.65%	4.84%	4.59%	2.83%	0.94%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Portfolio.

B	Amount is less than $0.01 per share.

Additional Information	Prospectus
78

	U.S. Government Money Market Fund-
	Investor Class
	Year Ended December 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment incomeA	0.02	0.05	0.04	0.03	0.00	B
Net realized gain on investmentsB	—	—	—	—	—

Total income from investment operations	0.02	0.05	0.04	0.03	0.00

Less distributions:
Dividends from net investment income	(0.02)	(0.05)	(0.04)	(0.03)	0.00	B
Distributions from net realized gain on investmentsB	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.04)	(0.03)	0.00

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.90%	4.65%	4.51%	2.71%	0.85%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$436	$1,628	$2,058	$1,933	$5,370
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.61%	0.61%	0.63%	0.58%	0.56%
Expenses, before waivers	0.85%	1.20%	1.02%	0.61%	0.57%
Net investment income, net of waivers	2.02%	4.56%	4.39%	2.47%	0.68%
Net investment income, before waivers	1.79%	3.97%	4.00%	2.44%	0.67%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

B	Amount is less than $0.01 per share.

Prospectus	Additional Information
79

— Notes —

00065946
Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	american beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

SEC File Number 811-4984

American Beacon and Plan Ahead Class are registered service marks of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon S&P 500 Index Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund, American Beacon Short-Term Bond Fund, American Beacon Treasury Inflation Protected Securities Fund, American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund are service marks of American Beacon Advisors, Inc.

Prospectus	Additional Information

About the Funds
Overview	2
Money Market Fund	3
U.S. Government Money Market Fund	9
The Manager	15
Valuation of Shares	16

About Your Investment
Purchase and Redemption of Shares	16
General Policies	22
Frequent Trading	23
Distributions and Taxes	24

Additional Information
Distribution of Fund Shares	25
Master-Feeder Structure	25
Portfolio Holdings	26
Delivery of Documents	26
Financial Highlights	27
Additional Information Back Cover

About the Funds

Overview

The American Beacon Money Market Fund and the American Beacon U.S. Government Money Market Fund (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager is the sole investment advisor to the Funds.

The Funds operate under a master-feeder structure. This means that each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (the “Master Trust”) that has a similar name and an identical investment objective. Throughout this Prospectus, statements regarding investments by a Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either a Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

About the Funds	2	Prospectus

American Beacon
Money Market Fundsm

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; municipal securities; and repurchase agreements.

The Fund will only buy securities with the following credit qualities:

•	rated in the highest short-term categories by two rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase,
•	rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
•	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Prospectus	3	About the Funds

American Beacon
Money Market Fundsm — (continued)

Principal Risk Factors

Interest Rate Risk
The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates could result in the Fund’s expenses equaling or exceeding the Fund’s yield.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other money market funds.

Foreign Exposure Risk
The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may

About the Funds	4	Prospectus

American Beacon
Money Market Fundsm — (continued)

experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

Financial Services Companies Risk
Because the Fund concentrates its assets in financial services companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have

Prospectus	5	About the Funds

American Beacon
Money Market Fundsm — (continued)

adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

About the Funds	6	Prospectus

American Beacon
Money Market Fundsm — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The Cash Management Class of the Fund began offering its shares on December 1, 2001. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on September 1, 1987. In the chart and table below, performance results prior to December 1, 2001 are for the older class. Because the other class had moderately higher expenses, its performance was slightly worse than the Cash Management Class of the Fund would have realized in the same period. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. Investors may call 1-800-658-5811 or visit the Funds’ website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	1.65%
(1/1/99 through 12/31/08)	(3rd & 4th Quarter 2000)
Lowest Quarterly Return:	0.24%
(1/1/99 through 12/31/08)	(2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Money Market Fund	2.71%	3.50%	3.60%

Prospectus	7	About the Funds

American Beacon
Money Market Fundsm — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.1

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees[2]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[3]	0.02%

Total Annual Fund Operating Expenses[4]	0.22%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

[2]	Management Fees are restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$23
3 Years	$71
5 Years	$124
10 Years	$280

About the Funds	8	Prospectus

American Beacon
U.S. Government
Money Market Fundsm

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the Master Trust.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements that are collateralized by such obligations and other investment companies that limit their investments to the foregoing securities.

Ordinarily, the Fund will invest the majority of its assets, directly or indirectly, in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities. The Fund’s investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Prospectus	9	About the Funds

American Beacon
U.S. Government
Money Market Fundsm — (continued)

The Fund has a policy of investing exclusively in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Interest Rate Risk
The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates could result in the Fund’s expenses equaling or exceeding the Fund’s yield.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily

About the Funds	10	Prospectus

American Beacon
U.S. Government
Money Market Fundsm — (continued)

operations. Although the U.S. Treasury entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee these arrangements will ensure that these entities will be able to honor their obligations.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Market Risk (Fixed Income)
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Liquidity Risk
From time to time certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Prospectus	11	About the Funds

American Beacon
U.S. Government
Money Market Fundsm — (continued)

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

About the Funds	12	Prospectus

American Beacon
U.S. Government
Money Market Fundsm — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. Investors may call 1-800-658-5811 or visit the Funds’ website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	1.62%
(1/1/99 through 12/31/08)	(3rd Quarter 2000)
Lowest Quarterly Return:	0.22%
(1/1/99 through 12/31/08)	(2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
U.S. Government Money Market Fund	2.29%	3.34%	3.48%

Prospectus	13	About the Funds

American Beacon
U.S. Government
Money Market Fundsm — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund.1

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees[2]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and expenses[3]	0.03%

Total Annual Fund Operating Expenses[4]	0.46%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the U.S. Government Money Market Portfolio of the Master Trust.

[2]	Management Fees are restated to reflect current fess.

[3]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$47
3 Years	$148
5 Years	$258
10 Years	$579

About the Funds	14	Prospectus

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative, and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees all administrative, investment advisory and portfolio management services to the Funds. The Manager develops the investment programs for each Fund and serves as the sole investment advisor to each Fund. As compensation for providing management services, each Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.09% of its net assets. A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager is available in the Funds’ semiannual report dated June 30, 2008.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. However, the Manager does not anticipate that the Funds will engage in securities lending at this time. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has discretion to purchase and sell securities for the Funds in accordance with each Fund’s objectives, policies, and restrictions. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new investment advisors without approval of a Fund’s shareholders, but subject to approval by the Boards of Trustees of the Master Trust and the Funds. The Prospectus will be supplemented if additional investment advisors are retained or the contract with the Manager is terminated.

Prospectus	15	About the Funds

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by a Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. The Funds cannot guarantee that their NAVs will always remain at $1.00 per share.

The NAV of Cash Management Class shares will be determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. Each Fund’s NAV per share is typically determined as of 5:00 p.m. Eastern Time, on each day on which the New York Stock Exchange (“Exchange”) is open for business. On days when the financial markets in which the Funds invest close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Funds are not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, a Fund, in its discretion, may designate other days as a business day on which it will accept purchases, redemptions and exchanges.

About Your Investment

Purchase and Redemption of Shares

Eligibility

Cash Management Class shares are offered to institutional investors, including:

•	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
•	endowment funds and charitable foundations;
•	employee welfare plans which are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (Code);
•	qualified pension and profit sharing plans;
•	corporations; and
•	other investors who meet the initial investment requirement.

An initial investment of at least $10 million is required for the Money Market Fund. The U.S. Government Money Market Fund has an initial investment requirement of

About Your Investment	16	Prospectus

$2 million. The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

A completed, signed application is required to open an account. You may request an application form by:

•	calling 1-800-658-5811, or
•	visiting the Funds’ website at www.americanbeaconfunds.com and downloading an account application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and:
Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
or Fax to:
(816) 374-7408

Prospectus	17	About Your Investment

Purchase Policies

Shares of each Fund are offered and purchase orders are typically accepted until 5:00 p.m. Eastern Time on each day on which the Exchange is open for business. If a purchase order is received in good order prior to a Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the Fund’s deadline, the purchase price will be the NAV per share determined on the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. In addition, a Fund may, in its discretion, accept orders on days when the Exchange is closed. Shares of the Funds are not offered and orders are not accepted on Columbus Day and Veterans Day. No sales charges are assessed on the purchase or sale of Fund shares.

Redemption Policies

Shares of each Fund may be redeemed by telephone or mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. Wire proceeds from redemption requests received by 5:00 p.m. Eastern Time (or such other time as may be designated by a Fund) will generally be transmitted to shareholders on the same day. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. For assistance with completing a redemption request, please call 1-800-658-5811.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although each Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by its corresponding portfolio. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

About Your Investment	18	Prospectus

Exchange Policies

Shares of the Cash Management Class of any Fund may be exchanged for shares of the Cash Management Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days if shares of the redeeming Fund were purchased by check. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time.

Prospectus	19	About Your Investment

How to Purchase Shares

By Wire

If your account has been established, you may call 1-800-658-5811 or visit www.americanbeaconfunds.com (select “My Account”) to purchase shares by wire. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds — Cash Management Class,
•	the Fund name, Fund number, and
•	account number and registration.

Via “My Account” on www.americanbeaconfunds.com

You may purchase shares via wire transfer by selecting “My Account” on www.americanbeaconfunds.com.

Via DST Vision

If you have access to DST Vision, you may purchase shares on-line. Please call 1-800-658-5811, to have on-line trading added to your DST Vision access.

By Exchange

Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

About Your Investment	20	Prospectus

How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.

By Mail

Write a letter of instruction including:

•	the Fund name, Fund number,
•	the shareholder account number,
•	the number of shares or dollar amount to be redeemed, and
•	the authorized signature(s) of all persons required to sign for the account.

Mail the letter to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.
•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account requesting payment by check whose address has changed within the last 30 days.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained from most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Prospectus	21	About Your Investment

How to Redeem Shares — (Cont.)

Via “My Account” on www.americanbeaconfunds.com

If you have established bank instructions for your account, you may request a redemption by selecting “My Account” on www.americanbeaconfunds.com. To establish bank instructions, please call 1-800-658-5811.

Via DST Vision

If you have access to DST Vision, you may request a redemption on-line. Please call 1-800-658-5811, to have on-line trading added to your DST Vision access.

By Exchange

Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

General Policies

If a shareholder’s account balance in either Fund falls below $100,000, the shareholder may be asked to increase the balance. If the account balance remains below $100,000 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds are unable to verify the shareholder’s identity within three business days of account opening,
•	modify or terminate the exchange privilege at any time, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

About Your Investment	22	Prospectus

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares. These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Trading

The Funds are intended to serve as short-term investment vehicles providing daily liquidity to shareholders. As such, the Funds’ Board of Trustees has determined not to adopt policies to deter short-term trading of Fund shares. The Manager attempts to maintain sufficient liquidity for each Fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, the Manager may be required to sell portfolio securities before maturity, possibly causing a Fund to underperform other similar money market funds.

Prospectus	23	About Your Investment

Distributions and Taxes

The Fund’s distribute most or all of their net earnings in the form of dividends from net investment income, which are declared daily and paid monthly, and distributions of realized net capital gains, if any. Dividends and distributions of realized net short-term capital gains are taxable as ordinary income; none of the Funds’ distributions are expected to be eligible for the 15% maximum federal income tax rate applicable to individual shareholders’ “qualified dividend income” or net capital gains or for the dividends-received deduction available to corporations. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions declared in each month are paid to shareholders on the first business day of the following month.

This is only a summary of some of the important federal income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.

About Your Investment	24	Prospectus

Additional Information

Distribution of Fund Shares

The Funds do not incur any direct distribution expenses. However, the Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Management and Administrative Services Agreements to be used for the sale and distribution of Fund shares. In the event a Fund begins to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Master-Feeder Structure

The Funds operate under a master-feeder structure. This means that each Fund is a “feeder” fund that invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

Each Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees of the Funds determines that it is in the best interest of a Fund and its shareholders to do so. A change in a portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments

Prospectus	25	Additional Information

for that Fund and could affect adversely the liquidity of the Fund. If a Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Portfolio Holdings

A complete list of each Fund’s holdings as of the end of each business day is made available on the Funds’ website on the following business day and remains available on the website for six months. To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . .” menu on the home page.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Additional Information	26	Prospectus

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned on an investment in that Fund (assuming reinvestment of all dividends and distributions). The Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

	Money Market Fund-Cash Management Class
For a share outstanding	Year Ended December 31,
throughout the period:	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment incomeA	0.03	0.05	0.05	0.03	0.01
Net realized gain on investmentsB	—	—	—	—	—

Total income from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions:
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Distributions from net realized gain on investmentsB	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.71%	5.28%	5.05%	3.19%	1.30%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$104,847	$349,249	$501,905	$200,010	$434,587
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before waivers	0.20%	0.19%	0.20%	0.23%	0.23%
Net investment income, net of waivers	2.77%	5.18%	5.04%	3.08%	1.34%
Net investment income, before waivers	2.72%	5.14%	4.99%	3.00%	1.26%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Portfolio.

B	Amount is less than $0.01 per share.

Prospectus	27	Additional Information

	U.S. Government Money Market
	Fund-Cash Management Class
For a share outstanding	Year Ended December 31,
throughout the period:	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment incomeA	0.02	0.05	0.05	0.03	0.01
Net realized gain on investmentsB	—	—	—	—	—

Total income from investment operations	0.02	0.05	0.05	0.03	0.01

Less distributions:
Dividends from net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)
Distributions from net realized gain on investmentsB	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.29%	5.13%	4.97%	3.12%	1.22%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$19,372	$16,433	$3,568	$22,518	$28,591
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.15%	0.15%	0.19%	0.19%	0.19%
Expenses, before waivers	0.44%	0.60%	0.64%	0.38%	0.29%
Net investment income, net of waivers	2.10%	4.87%	4.60%	2.99%	1.21%
Net investment income, before waivers	1.81%	4.42%	4.16%	2.80%	1.11%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

B	Amount is less than $0.01 per share.

Additional Information	28	Prospectus

 —Notes —

00065954
Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds’ Annual and Semi-Annual Reports list the Funds’ actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (SA)

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds:

By Telephone: Call 1-800-658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

By E-mail: american –beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec. gov, or by writing to: SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Fund’s may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine
SEC File Number 811-4984
American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds. American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund are a service marks of American Beacon Advisors, Inc.

Prospectus	Additional Information

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
March 1, 2009

— AMR ClassSM —	— Investor Class —
— Institutional Class —	— Advisor Class —

Balanced Fund	International Equity Index Fund	Short-Term Bond Fund
Emerging Markets Fund	Large Cap Growth Fund	Small Cap Index Fund
Enhanced Income Fund	Large Cap Value Fund	Small Cap Value Fund
High Yield Bond Fund	Mid-Cap Value Fund	Small Cap Value Opportunity Fund
Intermediate Bond Fund	Money Market Fund	Treasury Inflation Protected Securities Fund
International Equity Fund	S&P 500 Index Fund	U.S. Government Money Market Fund
(each individually, a “Fund” and collectively, the “Funds”)
     This Statement of Additional Information (“SAI”) should be read in conjunction with an AMR Class, an Investor Class, an Advisor Class, and/or an Institutional Class prospectus dated March 1, 2009, as supplemented, (individually, a “Prospectus”). Copies of any Prospectus may be obtained without charge by calling (800) 388-3344 for an Institutional, Investor (formerly PlanAhead) or Advisor (formerly Service) Class Prospectus or (817) 967-3509 for an AMR Class Prospectus or by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Funds’ Prospectuses. In other words, it is legally a part of each Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.
     The American Beacon Funds’ Annual Report to Shareholders for the period ended October 31, 2008, the American Beacon Funds’ Annual Report to Shareholders of the Money Market Fund and U.S. Government Money Market Fund for the period ended December 31, 2008, and the American Beacon Funds’ Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund, and Small Cap Index Fund for the period ended December 31, 2008 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 388-3344.

Organization and History of the Funds	2
Non-Principal Investment Strategies and Risks	2
Investment Restrictions	4
Temporary Defensive Position	8
Portfolio Turnover	8
Disclosure of Portfolio Holdings	9
Lending of Portfolio Securities	11
Trustees and Officers of the Trust and the Master Trust	11
Trustees and Officers of the Index LLC	16
Trustees and Officers of the Equity 500 Index Portfolio	22
Code of Ethics	24
Proxy Voting Policies	25
Control Persons and 5% Shareholders	25
Investment Advisory Agreements	34
Management, Administrative and Distribution Services	36
Other Service Providers	41
Portfolio Managers	41
Portfolio Securities Transactions	65
Redemptions in Kind	72
Net Asset Value	72
Tax Information	73
Description of the Trust	76

ORGANIZATION AND HISTORY OF THE FUNDS
     Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. All of the Funds are diversified except for the International Equity Index and Small Cap Index Funds. Each Fund (except the Enhanced Income, International Equity Index, and Small Cap Index Funds) is comprised of multiple classes of shares designed to meet the needs of different groups of investors. The Enhanced Income Fund offers only the Investor Class of shares. The International Equity Index Fund and Small Cap Index Fund offer only the Institutional Class of shares. This SAI relates to the AMR, Institutional, Investor and Advisor Classes of the Trust.
     The International Equity Index Fund, Money Market Fund, S&P 500 Index Fund, Small Cap Index Fund, and U.S. Government Money Market Fund operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective. The Money Market Fund and the U.S. Government Money Market Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (“Master Trust”), a separate investment company managed by American Beacon Advisors, Inc. (the “Manager”). The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company (“State Street”). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series LLC (“Index LLC”). The International Equity Index Fund invests all of its investable assets in the Master International Index Series (“International Index Series”). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series (“Small Cap Index Series”). The Index LLC is managed by BlackRock Advisors, LLC. BlackRock Advisors, LLC has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”). BIM is responsible for the day-to-day management of the International Index Series and the Small Cap Index Series. BlackRock Advisors LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc. The Equity 500 Index Portfolio, the International Index Series, the Small Cap Index Series, and the portfolios of the Master Trust are referred to herein individually as a “Portfolio” and, collectively, the “Portfolios.”
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
     In addition to the investment strategies described in the Prospectuses, the Balanced Fund, the Emerging Markets Fund, the High Yield Bond Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Index Fund, the Small Cap Value Fund, the Small Cap Value Opportunity Fund, and the Treasury Inflation Protected Securities Fund each may:
Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager, BlackRock or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria. The International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market. The High Yield Bond Fund may invest more than 20% in investment grade debt securities and more than 25% in obligations rated in the fourth highest rating category.
Each Fund may (except where indicated otherwise):
1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. (The S&P 500 Index Fund, Small Cap Index Fund, and International Equity Index Fund (the “Index Funds”) will not engage in dollar rolls or purchase or sell securities on a forward commitment basis.) The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).
3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Money Market Fund and U.S. Government Money Market Fund (the “Money Market Funds”) do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.
4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager, SSgA FM, BlackRock, or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Money Market Funds will not invest more than 10% (and the other Funds will not invest more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager, SSgA FM, BlackRock, or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board”), the Master Trust’s Board of Trustees (“Master Trust Board”), the Equity 500 Index Portfolio Board or the Index LLC Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS
     Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
     All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under “Equity 500 Index Portfolio and S&P 500 Index Fund” below.
All Funds except the Index Funds
     Although the following discusses the investment policies of each Fund (except the Index Funds) and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to “Fund” shall include the Master Trust Portfolios.
     In addition to the investment objectives noted in the Prospectuses, the following nine restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund. Except as noted otherwise below, whenever a Master-Feeder Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Master-Feeder Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Master-Feeder Fund’s votes representing that Master-Feeder Fund’s shareholders not voting will be voted by the Board in the same proportion as those Master-Feeder Fund shareholders who do, in fact, vote. On any matter for which a vote of interests of an Index LLC Portfolio is sought, with respect to which either the International Equity Index Fund or Small Cap Index Fund is entitled to vote, the Trust will either seek instructions from the holders of the relevant Fund’s shares and vote on the matter in accordance with such instructions, or the Trust will vote the interests of the Index LLC Portfolio held by it in the same proportion as the vote of all other interest holders of such Index LLC Portfolio.
No Fund may:
1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.
2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.
4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.
8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio of the Master Trust, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.
The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).
     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
     The following non-fundamental investment restrictions apply to each Fund and Portfolio (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to a Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:
1. Invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2. Purchase securities on margin or effect short sales, except that (i) a Fund or Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, and (ii) the High Yield Bond Fund may effect short sales.
     Each Fund and each Portfolio of the Master Trust may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund or Portfolio of the Master Trust may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio and U.S. Government Money Market Portfolio (the “Money Market Portfolios”). A Fund or Portfolio of the Master Trust may incur duplicate advisory or management fees when investing in another mutual fund.
Index LLC Portfolios, Small Cap Index Fund and International Equity Index Fund
     Although the following discusses the investment policies of each Index LLC Portfolio and the Index LLC Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.
     The following investment restrictions are “fundamental policies” of the Index LLC Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index LLC Portfolio may:
1. Make any investment inconsistent with the Portfolio’s classification as a non-diversified company under the 1940 Act.
2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.
3. Make investments for the purpose of exercising control or management.
4. Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index LLC’s Registration Statement, as they may be amended from time to time; and with respect only to the Index LLC (iii) as may otherwise be permitted by an exemptive order issued to the Index LLC by the Securities and Exchange Commission.
6. Issue senior securities to the extent such issuance would violate applicable law.
7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio’s investment policies as set forth in the Index LLC’s Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.
8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.
9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index LLC’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
     In addition, although each Index LLC Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Tax Code”), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index LLC Portfolios satisfy these requirements, the Index LLC’s Limited Liability Company Agreement requires that each Index LLC Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a pronouncement the Index LLC received from the Internal Revenue Service (“IRS”) of general application that entitles funds that invest in an Index LLC Portfolio to “look through” the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.
     In addition, the Index LLC has adopted non-fundamental restrictions that may be changed by the Index LLC Board without shareholder approval. Under the non-fundamental restrictions, an Index LLC Portfolio may not:
(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolios’ shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.
(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index LLC’s Registration Statement.
(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index LLC Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.
(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.
(e) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index or parties thereof without providing shareholders with at least 60 days prior written notice of such change.
     Except with respect to restriction 7, if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
     For purposes of investment restriction 2, each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.
     The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index LLC has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio’s existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index LLC Board without the approval of the Portfolio’s interest holders. However, the Index LLC Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.
     Portfolio securities of each Index LLC Portfolio generally may not be purchased from, sold or loaned to BlackRock or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. See “Portfolio Securities Transactions.”
Equity 500 Index Portfolio and S&P 500 Index Fund
     The following investment restrictions are “fundamental policies” of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the majority vote of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.
The Equity 500 Index Portfolio and S&P 500 Index Fund may not:
1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.
2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.
4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.
5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.
6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio’s total assets would be invested in any one industry.
9. Issue any class of securities that is senior to the Portfolio’s beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
     In addition, it is contrary to the Portfolio’s present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.
TEMPORARY DEFENSIVE POSITION
     While assuming a temporary defensive position, a Fund or Portfolio may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s or a Portfolio’s transaction costs and generate additional capital gains or losses. The portfolio turnover rate for the Intermediate Bond Fund increased from 85% for the fiscal year ended October 31, 2007 to 105% for the fiscal year ended October 31, 2008. The fiscal year ended October 31, 2008 was a period of extreme volatility in the markets, which, due to the active style of both managers of the Intermediate Bond Fund, caused the turnover to increase relative to the previous fiscal period. The High Yield Bond Fund’s turnover rate increased from 92% for the fiscal year ended October 31, 2007 to 157% for the fiscal year ended October 31, 2008. The increase was the direct result of a sub-advisor change.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds and Portfolios of the Master Trust publicly disclose portfolio holdings information as follows:
1.	a complete list of holdings for each Fund and Portfolio on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for each Fund and Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for each Fund (excluding the Index Funds and Money Market Funds) as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately thirty days after the end of the month;

4.	ten largest holdings for each Fund (excluding the Index Funds and Money Market Funds) as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter;

5.	ten largest holdings for the Index Funds as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter; and

6.	a complete list of holdings for the Money Market Portfolios as of the end of each business day on the Funds’ website and in sales materials on the following business day.
     Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Funds or Portfolios. As a policy, the non-Money Market Funds control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.
     Third Party Service Providers. The Master Trust Portfolios and the Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Portfolios’ and Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds’ and Portfolios’ nonpublic information confidential either through written contractual arrangements with the Manager, the Funds or the Portfolios or by the nature of their role with respect to the Funds and Portfolios. The Portfolios and Funds have determined that selective and complete disclosure of holdings information to Fund counsel, auditors and the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street and Brown Brothers Harriman & Co. (“BBH”). State Street serves as the Trust’s custodian, accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. BBH serves as the securities lending agent to the International Equity Fund and has access to the complete list of holdings of that Fund on a daily basis with no lag.
     Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Funds’ portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Funds and Portfolios in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Funds and Portfolios requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds and Portfolios do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds and Portfolios would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.
     Rating and Ranking Organizations. The Funds and Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds and Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds and Portfolios have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization	Frequency of Disclosure	Lag
Bloomberg	Quarterly	Day following disclosure on Funds’ website
Lipper/Reuters	Monthly	5 business days
Moody’s Investors Service	Weekly (money market funds)	1 business day
Morningstar	Monthly	Day following disclosure on Funds’ website
Standard & Poor’s Ratings Services	Weekly (money market funds)	1 business day
Standard & Poor’s Ratings Services	Monthly (all other funds)	2 business days
Thomson Financial Research	Quarterly	Day following disclosure on Funds’ website
     The rating and ranking organizations receiving non-money market fund holdings information prior to disclosure on the Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds and Portfolios withhold disclosure of non-money market fund holdings information until the day following disclosure on the Funds’ website.
Money Market Funds. The Manager has determined that selective disclosure of nonpublic holdings information for the Money Market Portfolios does not pose a significant risk of harm to shareholders of the Money Market Funds. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Money Market Portfolios, the Money Market Funds and their shareholders. As noted above, a complete list of holdings of the Money Market Portfolios is posted to the Funds’ website on a daily basis on the following business day. Selective disclosure of holdings information for the Money Market Portfolios as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic Money Market Portfolio holdings would not be in the best interests of shareholders of the corresponding Money Market Fund. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Money Market Portfolios under certain circumstances.
Non-Money Market Funds. For the non-Money Market Funds, selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:
1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;

2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Funds, the Portfolios, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4.	A member of the Manager’s Compliance Department must approve requests for holdings information.
     In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

     The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the SAI.
LENDING OF PORTFOLIO SECURITIES
The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Funds remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Funds also have the right to terminate a loan at any time. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that the Funds determine are material to their interests. Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Funds will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing on a fully collateralized basis. In a loan transaction, the Funds will also bear the risk of any decline in value of securities acquired with cash collateral. The Funds will minimize this risk by limiting the investment of cash collateral to money market funds or similar private investment vehicles, repurchase agreements or other high quality instruments with short maturities.
TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST
     The Board provides broad supervision over the Trust’s affairs. The Manager is responsible for the management of Trust assets, and the Trust’s officers are responsible for the Trust’s operations. The Trustees and officers of the Trust and Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until
removal, resignation or
retirement*

Alan D. Feld** (72)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES
Term
Lifetime of Trust until
removal, resignation or
retirement*

W. Humphrey Bogart (64)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES

Brenda A. Cline (48)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Trustee, Trinity Valley School (2003- 2004); Member, Trinity Valley School Endowment Committee (2004- Present); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (65)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

R. Gerald Turner (63)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (66)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Immediate Past Chairman and Board Member (2003-Present), Dallas Citizens Council; Director, Baylor Health Care System Foundation (2007-Present); State Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Eugene J. Duffy (54)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (68)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

William F. Quinn (61)	President since 2008

Executive Vice President
from 2007 to 2008

President of Trust from
1987 to 2007 and Master
Trust from 1995 to 2007

Trustee of Trust from
1987 to 2008 and Master
	Trust from 1995 to 2008	Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member , New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-Present).

Rosemary K. Behan (50)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004).

Brian E. Brett (48)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt L. Crumpler (42)	VP since 2007	Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (55)	VP of Trust since 1989 and Master Trust since 1995	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (42)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (37)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trust and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.
     The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline (Chair) and Messrs. Zucconi and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal years ended October 31, and December 31, 2008.
     The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met seven times during the fiscal years ended October 31, and December 31, 2008.
     The Trust has an Investment Committee that is comprised of Messrs. Bogart (Chair) and Duffy. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity.. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal years ended October 31, and December 31, 2008.
     The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2008.
INTERESTED

Feld
Balanced	None
Emerging Markets	None
Enhanced Income	None
High Yield Bond	None
Intermediate Bond	None
International Equity	None
International Equity Index	None
Large Cap Growth	None
Large Cap Value	None
Mid-Cap Value	None
Money Market	None
S&P 500 Index	None
Short-Term Bond	None
Small Cap Index	None
Small Cap Value	None
Small Cap Value Opportunity	None
Treasury Inflation Protected Secs.	None
U.S. Gov’t Money Market	Over $100,000
Trust on an Aggregate Basis	Over $100,000
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
Balanced	None	None	$10,001-$50,000	None	None	None	None
Emerging Markets	None	None	$1-$10,000	None	None	None	None
Enhanced Income	None	None	None	None	None	None	None
High Yield Bond	None	None	None	None	None	None	None
Intermediate Bond	None	None	$10,001-$50,000	None	None	None	None
International Equity	None	$10,001-$50,000	$10,001-$50,000	None	None	None	None
International Equity Index	None	None	$1-$10,000	None	None	None	None
Large Cap Growth	None	None	None	None	None	None	None

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
Large Cap Value	None	None	$1-$10,000	None	None	None	$10,001- $50,000
Mid-Cap Value	None	None	$1-$10,000	$10,001-$50,000	None	None	None
Money Market	$1-$10,000	None	$10,001-$50,000	None	None	None	None
S&P 500 Index	None	None	$1-$10,000	None	None	None	None
Short-Term Bond	None	None	None	None	None	None	None
Small Cap Index	None	None	None	None	None	None	None
Small Cap Value	$10,001-$50,000	$1-$10,000	$10,001-$50,000	$50,001- $100,000	None	None	None
Small Cap Value Opportunity	None	None	None	None	None	None	None
Treasury Inflation Protected Secs.	None	None	$1-$10,000	None	None	None	None
U.S. Gov’t Money Market	None	None	None	None	None	None	None
Trust on an Aggregate Basis	$10,001-$50,000	$10,001 to $50,000	Over $100,000	Over $100,000	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	None	None	$10,001-$50,000
     As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.
     Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman will receive an additional annual payment of $15,000. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended October 31, 2008. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From the Trusts
Name of Trustee	From the Trust	of the Trust’s Expenses	(23 funds)
INTERESTED TRUSTEES
Alan D. Feld	$47,219	$0	$79,848

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$43,626	$0	$73,772
Brenda A. Cline	$47,290	$0	$79,969
Eugene J. Duffy	$6,406	$0	$10,833
Thomas M. Dunning	$6,406	$0	$10,833
Richard A. Massman	$52,940	$0	$89,523
R. Gerald Turner	$46,312	$0	$78,315
Paul J. Zucconi	$6,406	$0	$10,833
     The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.
     A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

TRUSTEES AND OFFICERS OF THE INDEX LLC
     The Board of Directors of the Index LLC consists of thirteen individuals, eleven of whom are not “interested persons” of the Index LLC as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Index LLC and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.
     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.
     The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Index LLC’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Index LLC; (3) review the conduct and results of each independent audit of the Index LLC’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Index LLC and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Index LLC’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Index LLC’s investments; and (8) resolve any disagreements between Index LLC management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31,2008, the Audit Committee met four times.
     The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery, Robert C. Robb and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Index LLC and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Index LLC shareholders as it deems appropriate. Index LLC shareholders who wish to recommend a nominee should send nominations to the Secretary of the Index LLC that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2008, the Governance Committee met four times.
     The members of the Compliance Committee are Joseph Platt (chair), Cynthia A. Montgomery and Robert C. Robb, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Index LLC, the fund-related activities of BlackRock and the Index LLC’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Index LLC and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Index LLC’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Index LLC’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2008, the Compliance Committee met five times.
     The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Directors, and Richard S. Davis, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Index LLC’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Index LLC’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Index LLC’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2008, the Performance Committee met four times.
     The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Directors and Mr. Davis is an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Directors, (2) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors. The Board expects to adopt a written charter for the Executive Committee. The Executive Committee was formed in early December 2008, and had no meetings during the fiscal year ended December 31, 2008.
     Certain biographical and other information relating to the Directors are set forth below, including their address, year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

		Term of		Number of
		Office(3)		BlackRock-
	Positions(s)	and		Advised Funds
	Held with	Length		and Portfolios
Name, Address(1)	the Index	of Time	Principal Occupation(s) During	Overseen by	Public
and Year of Birth	LLC	Served	Past Five Years	Director	Directorships
Non-Interested Directors:(2)

David O. Beim (1940)(4)	Director	Director since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Formerly Chairman of Wave Hill Inc. (public garden and cultural center) from 1990 to 2006; Trustee of Phillips Exeter Academy since 2002.	34 registered investment companies consisting of 81 portfolios	None

Ronald W. Forbes (1940)(5)	Director	Director since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 registered investment companies consisting of 81 portfolios	None

Dr. Matina Horner (1939)(6)	Director	Director since 2007	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) from 1989 to 2003.	34 registered investment companies consisting of 81 portfolios	N Star (electric & gas utility)

Rodney D. Johnson (1941)(5)	Director	Director since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002 ; Member of the Archdiocesan Investment Committee of the Archidocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 registered investment companies consisting of 81 portfolios	None

Herbert I. London (1939)	Director	Director since 2002	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc.(strategic solutions company) since 2006; Director, Cerego, LLC (software development and design) since 2005 .	34 registered investment companies consisting of 81 portfolios	AIMS Worldwide, Inc. (marketing)

		Term of		Number of
		Office(3)		BlackRock-
	Positions(s)	and		Advised Funds
	Held with	Length		and Portfolios
Name, Address(1)	the Index	of Time	Principal Occupation(s) During	Overseen by	Public
and Year of Birth	LLC	Served	Past Five Years	Director	Directorships
Non-Interested Directors:(2)

Cynthia A. Montgomery (1952)	Director	Director since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 registered investment companies consisting of 81 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. (1947)(7)	Director	Director since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system since 2008; Formerly Partner, Amarna Corporation, LLC, (private investment company) from 2002 to 2008; Director, Jones and Brown (Canadian Insurance Broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998.	34 registered investment companies consisting of 81 portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. (1945)	Director	Director since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 registered investment companies consisting of 81 portfolios	None

Toby Rosenblatt (1938)(8)	Director	Director since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation since 1997; Formerly Trustee, SSR Funds from 1990 - 2005; Formerly Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 registered investment companies consisting of 81 portfolios	A.P. Pharma, Inc. (specialty pharmaceutical)

Kenneth L. Urish (1951)(9)	Director	Director since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member, External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; Formerly Director, Inter-Tel from 2006 to 2007; Formerly President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 - 2008.	34 registered investment companies consisting of 81 portfolios	None

Frederick W. Winter (1945)	Director	Director since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business — University of Pittsburgh since 2005 and Dean thereof from 1997 - 2005; Director, Alkon Corporation (pneumatics) since 1992; Formerly Director, Indotronix International (IT services) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.	34 registered investment companies consisting of 81 portfolios	None

		Term of		Number of
		Office(3)		BlackRock-
	Positions(s)	and		Advised Funds
	Held with	Length		and Portfolios
Name, Address(1)	the Index	of Time	Principal Occupation(s) During	Overseen by	Public
and Year of Birth	LLC	Served	Past Five Years	Director	Directorships
Non-Interested Directors:(2)(10)

Richard S. Davis (1945)	Director	Director since 2007	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research mutual funds from 2000 to 2005; Formerly Chairman SSR Realty from 2000 to 2004.	174 registered investment companies consisting of 286 portfolios	None

Henry Gabbay (1947)	Director	Director since 2007	Consultant, BlackRock, Inc. since 2007; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007and Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.	174 registered investment companies consisting of 286 portfolios	None

(1)	Unless otherwise indicated, the address of each Director is 40 East 52nd Street, New York, New York 10022.

(2)	Directors serve until death, resignation, or removal, or until December 31 of the year in which they turn 72.

(3)	Following the combination of Merrill Lynch Investment managers, L.P. (MLIM) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Index LLC’s Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb Jr., 1999; Tony Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(4)	Chair of the Performance Committee.

(5)	Co-Chair of the Board of Directors.

(6)	Chair of the Governance Committee.

(7)	Chair of the Compliance Committee.

(8)	Vice-Chair of the Performance Committee.

(9)	Chair of the Audit Committee.

(10)	Mr. Davis is an “interested person” as defined in the 1940 Act, of the Index LLC based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.
     Certain biographical and other information relating to the officers of the Index LLC is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Number of
BlackRock-
	Position(s)	Term of		Advised
	Held with	Office() and		Funds and
Name, Address(1) and	the Index	Length of	Principal Occupation(s)	Portfolios	Public
Year of Birth	LLC	Time Served	During Past Five Years	Overseen	Directorships
Officers (2)

Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.	184 registered investment companies consisting of 296 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007	Managing Director, BlackRock, Inc. since May 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice president and Operating Officer of the Mergers and Acquisitions Group.	174 registered investment companies consisting of 286 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director, of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since January 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004, and Vice President and Senior Counsel thereof from 1998 to 2000.	174 registered investment companies consisting of 286 portfolios	None

Number of
BlackRock-
	Position(s)	Term of		Advised
	Held with	Office() and		Funds and
Name, Address(1) and	the Index	Length of	Principal Occupation(s)	Portfolios	Public
Year of Birth	LLC	Time Served	During Past Five Years	Overseen	Directorships
Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	174 registered investment companies consisting of 286 portfolios	None

(1)	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, New York 10022.

(2)	Each officer is elected by and serves at the pleasure of the Board of Directors of the Index LLC.
          Each non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Index LLC, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meeting. In addition, the Co-Chairs of the Board of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Index LLC compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Index LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.
          The following table sets for the compensation earned by the non-interested Directors and Chief Compliance Officer for the fiscal year ended December 31, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

			Agregate
			Compensation from the
	Aggregate	Estimated Annual	Fund and Other
	Compensation from	Benefits Upon	BlackRock
Name of Directors	the Index LLC(a)	Retirement	Advised Funds
David O. Beim	None	None	$180,570
Ronald W. Forbes(c)	None	None	$235,183
Dr. Martina Horner(d)	None	None	$226,015

			Agregate
			Compensation from the
	Aggregate	Estimated Annual	Fund and Other
	Compensation from	Benefits Upon	BlackRock
Name of Directors	the Index LLC(a)	Retirement	Advised Funds
Rodney D. Johnson(c)	None	None	$143,151
Herbert I. London	None	None	$250,136
Cynthia A. Montgomery	None	None	$171,433
Joseph P. Platt, Jr.(e)	None	None	$139,817
Robert C. Robb, Jr.	None	None	$128,151
Toby Rosenblatt(f)	None	None	$226,015
Kenneth L. Urish(g)	None	None	$139,817
Frederick W. Winter	None	None	$128,151
Compliance Officer	None(h)	None	$0 (h)
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

(a)	For the fiscal year ended December 31, 2008, the Index LLC paid aggregate compensation of $— to all Directors then holding such office.

(b)	Chair of the Performance Committee.

(c)	Co-Chair of the Board of Directors.

(d)	Chair of the Governance Committee.

(e)	Chairman of the Compliance Committee.

(f)	Vice-Chair of the Performance Committee.

(g)	Chair of the Audit Committee.
     Information relating to each Directors share ownership in the Index LLC and in all BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Aggregate Dollar
	Range of Equity	Aggregate Dollar Range of Equity
	Securities in	Securities in Supervised
Name of Director	the Index LLC	Funds
Interested Directors:
Richard S. Davis	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Directors:
David O. Beim	None	$50,001-$100,000
Ronald W. Forbes	None	Over $100,000
Dr. Martina Horner	None	$50,001- $100,000
Rodney D. Johnson	None	Over $100,000
Herbert I. London	None	Over $100,000
Cynthia A. Montgomery	None	Over $100,000
Joseph P. Platt, Jr.	None	Over $100,000
Robert C. Robb, Jr.	None	Over $100,000
Toby Rosenblatt	None	Over $100,000
Kenneth L. Urish	None	None
Frederick W. Winter	None	$50,001- $100,000
          Additional information regarding the management of the Index Portfolios may be found in the Part B of the Registration Statement for the Quantitative Master Series LLC, SEC File No. 811-7885. Shareholders may access this information on the SEC’s website at www.sec.gov.
TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO
          The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio’s business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

Number of
Funds in
				Fund	Other
	Position(s)	Term of Office		Complex	Directorships
Name, Address, and	Held with	and Length of	Principal Occupation	Overseen	Held by
Year of Birth (“YOB”)	Trust	Time Served	During Past Five Years	by Trustee	Trustee
Independent Trustees

Michael F. Holland	Trustee and	Term: Indefinite	Chairman, Holland &	18	Trustee, State
Holland & Company, LLC	Chairman of the	Elected: 2/00	Company L.L.C.		Street
375 Park Avenue	Board		(investment adviser)		Institutional
New York, NY 10152			(1995 — present).		Investment Trust;
YOB: 1944					Trustee, Scottish
Widows Investment
Partnership Trust;
Director, the
Holland Series
Fund, Inc.; and
Director, The China

Fund, Inc.
William L. Boyan	Trustee	Term: Indefinite	Trustee of Old Mutual	18	Trustee, State
State Street Master Funds		Elected: 2/00	South Africa Master		Street
P.O. Box 5049			Trust (investments)		Institutional
Boston, MA 02206			(1995 — present);		Investment Trust;
YOB: 1937			Chairman emeritus,		and Trustee, Old
			Children’s Hospital		Mutual South Africa
			(1984 — present);		Master Trust
Director, Boston Plan
For Excellence
(non-profit), (1994
— present);
President and Chief
Operations Officer,
John Hancock Mutual
Life Insurance
Company (1959 --
1999). Mr. Boyan
retired in 1999.

Rina K. Spence	Trustee	Term: Indefinite	President, SpenceCare	18	Trustee, State
7 Acacia Street		Elected: 2/00	International LLC		Street
Cambridge, MA 02138			(1998 — present);		Institutional
YOB: 1948			Member of the		Investment Trust;
			Advisory Board,		Director of
			Ingenium Corp.		Berkshire Life
			(technology company)		Insurance Company
			(2001 — present);		of America; and
			Chief Executive		Director,
			Officer, IEmily.com		IEmily.com
(internet company)
(2000 — 2001); Chief
Executive Officer of
Consensus
Pharmaceutical, Inc.
(1998-1999); Founder,
President and Chief
Executive Officer of
Spence Center for
Women’s Health (1994
— 1998); Trustee,
Eastern Enterprise
(utilities) (1988 —
2000).

Douglas T. Williams	Trustee	Term: Indefinite	Executive Vice	18	Trustee, State
State Street Master Funds		Elected: 2/00	President of Chase		Street
P.O. Box 5049			Manhattan Bank (1987		Institutional
Boston, MA 02206			— 1999). Mr.		Investment Trust
YOB: 1940			Williams retired in 1999.

Number of
Funds in
				Fund	Other
	Position(s)	Term of Office		Complex	Directorships
Name, Address, and	Held with	and Length of	Principal Occupation	Overseen	Held by
Year of Birth (“YOB”)	Trust	Time Served	During Past Five Years	by Trustee	Trustee
Officers:

James E. Ross	President	Term: Indefinite Elected: 4/05	President, SSgA Funds	18	President,
SSgA Funds			Management, Inc.		Principal Executive
Management, Inc.			(2005 — present);		Officer and
State Street Financial			Principal, SSgA Funds		Trustee, SPDR
Center			Management, Inc.		Series Trust, SPDR
One Lincoln Street			(2001 — 2005);		Index Shares, State
Boston, MA 02111			Senior Managing		Street Master
YOB 1965			Director, State		Funds, State Street
			Street Global		Institutional Trust
			Advisers (March 2000		and Trustee, Select
			— 2006).		Sector SPDR Trust

Gary L. French	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President	—	—
State Street Bank and			of State Street Bank
Trust Company			and Trust Company
2 Avenue de Lafayette			(2002 — present);
Boston, MA 02111 YOB: 1951
          The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio’s best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.
          Each Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2008.

	Aggregate	Pension or Retirement	Estimated Annual	Total Compensation from
	Compensation	Benefits Accrued as Part	Benefits Upon	Trust and Fund Complex
Name/Position	from Trust	of Trust Expenses	Retirement	Paid to Trustees
William L. Boyan, Trustee	$30,000	$0	$0	$30,000
Michael F. Holland, Trustee	$30,000	$0	$0	$30,000
Rina K. Spence, Trustee	$30,000	$0	$0	$30,000
Douglas T. Williams, Trustee	$30,000	$0	$0	$30,000
          The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2008.

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Registered Investment
	Equity Securities in	Companies Overseen by Trustee in
Name of Trustee	the Trust	Family of Investment Companies
William L. Boyan	None	None
Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None
CODE OF ETHICS
          The Manager, the Trust, SSgA FM, BlackRock and the sub-advisors have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
     From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds’ shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy, as amended. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
     As noted in the Policy, proxy voting for the Funds that invest primarily in the securities of foreign issuers has been delegated to such Funds’ sub-advisors. The International Equity and Emerging Markets Funds have each adopted the proxy voting policies and procedures of their respective sub-advisors for the portion of each Fund’s assets under management by that sub-advisor. Each sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B.
     The proxy voting policy for each Index Portfolio is included in Appendix C.
CONTROL PERSONS AND 5% SHAREHOLDERS
     Set forth below are the entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of January 31, 2009, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own more than 1% of the following classes of each Fund’s shares outstanding: Emerging Markets Fund (Institutional Class) 15.69%, Mid-Cap Value Fund (Institutional Class) 12.73%, and Money Market Fund (Institutional Class) 2.27%. All Trustees and officers of the Trusts, as a group, own less than 1% of all other classes of each Fund’s shares outstanding.
LIST OF 5% SHAREHOLDERS
(as of January 30, 2009)
American Beacon Funds
(AMR Class, Investor Class, Institutional Class and Advisor Class)

			Investor	Advisor
			Class	Class
			( formerly	( formerly
		Institutional	PlanAhead	Service	AMR
Balanced Fund	Total Fund	Class	Class)	Class)	Class
American Airlines Prefund Retiree Med	9%				12%
2 Ave. De Lafayette Boston, MA 02111
JP Morgan Chase Bank TTEE	26%				33%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
Long Term Disability Trust	12%				15%
2 Ave. De Lafayette Boston, MA 02111
American Airlines Inc. Post Retirement	11%				14%
Prefund TR-U 2 Ave. De Lafayette Boston, MA 02111

			Investor	Advisor
			Class	Class
			( formerly	( formerly
		Institutional	PlanAhead	Service	AMR
Balanced Fund	Total Fund	Class	Class)	Class)	Class
American Airlines Prefund Co Match Union	10%				12%
2 Ave. De Lafayette Boston, MA 02111
LPL Financial FBO Customer Accounts		20%
PO Box 509046 San Diego, CA 92150-9046
C.R. Smith Museum		9%
P.O. Box 619617 DFW Airport, TX 75261-9617
Charles Schwab & Co. *			26%*
9601 E. Panorama Circle Englewood, CO 80112
Fidelity Investments Institutional Operations Co. Inc.*			7%*
100 Magellan Way KW1C Covington, KY 41015
National Financial Services Corp.*			12%*
200 Liberty Street New York, NY 10281
Wachovia Bank *				13%*
1525 West WT Harris Blvd Charlotte, NC 28288
Saxon and Co.*				73%*
P.O. Box 7780-1888 Philadelphia, PA 19182-0001
FIIOC FBO Swindell Dressler 401K Ret Plan				6%
100 Magellan Way Covington, KY 41015-1987
Hilliard Lyons Cust For Philip J Orban IRA				6%
5 Lakeview CT N Brunswick, NJ 08902-4825
Orchard Trust Company*		52%*
8515 E Orchard Road Greenwood VLG, CO 80111-5002
Standard Insurance Company		5%
P11D ATTN Separate Account A 1100 SW 6th Avenue Portland, OR 97204-1020
Taynik & Co.			18%
c/o Investors Bank & Trust 200 Clarendon Street Boston, MA 02116-5021
Massachusetts Mutual Insurance Co.			12%
1295 State Street Springfield, MA 01111-0001

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
		Institutional	PlanAhead	AMR
Emerging Markets Fund	Total Fund	Class	Class)	Class
JP Morgan Chase Bank TTEE	57%			65%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
Long Term Disability Trust	7%			8%
2 Ave. De Lafayette Boston, MA 02111

			Investor
			Class
			(formerly
		Institutional	PlanAhead	AMR
Emerging Markets Fund	Total Fund	Class	Class)	Class
American Airlines Inc. Post Retirement	6%			7%
Prefund TR-U 2 Ave. De Lafayette Boston, MA 02111
American Airlines Prefund Co Match Union	5%			6%
2 Ave. De Lafayette Boston, MA 02111
Akin, Gump, Strauss, Hauer & Feld Co-Mingled Qualified		42%
Plan Partnership 1333 New Hampshire Ave. NW Washington, DC 20036-1511
William F. and Doreen J. Quinn		16%
1108 Loch Lomond Ct. Arlington, TX 76012
National Financial Services Corp.*			24%*
200 Liberty Street New York, NY 10281
Saxon & Co.			8%
FBO 20-01-302-9912426 PO Box 7780-1888 Philadelphia, PA 19182-0001
Wells Fargo Bank N.A. FBO		20%
Skirball Permanently RESTR FD CUS P.O. Box 1533 Minneapolis, MN 55480-1533
Charles Schwab & Co. Inc.*			10%*
101 Montgomery Street San Francisco, CA 94104
Stuart and Toni Holden Family Trust		7%
UA DTD 06/06/1997 10102 Angelo View Drive Beverly Hills, CA 90210-2038

*	Denotes record owner of Fund shares only

		Investor
		Class(formerly
Enhanced Income Fund	Total Fund	PlanAhead Class)
Benefit Trust Company	54%	54%
5901 College Blvd Suite 100 Overland Park, KS 66211-1834
National Financial Services Corp.*	45%	45%
200 Liberty Street New York, NY 10281

*	Denotes record owner of Fund shares only

				Investor
				Class
				(formerly
			Institutional	PlanAhead
High Yield Bond Fund	Total Fund		Class	Class)	AMRClass
JP Morgan Chase Bank TTEE	35%				100%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
Charles Schwab & Co. Inc.*	9	%*	8%*	33%*
101 Montgomery Street San Francisco, CA 94104

					Investor
					Class
					(formerly
			Institutional		PlanAhead
High Yield Bond Fund	Total Fund		Class		Class)	AMRClass
Sabre Legacy Plan*	11	%*	21	%*
C/O Fidelity Management Trust Co. 82 Devonshire St, # 21M Boston, MA 02109
National Financial Services Corp.*	11	%*	11	%*	31%*
200 Liberty St. New York, NY 10281
Ameritrade Inc.*	12	%*	18	%*	22%*
P.O. Box 2226 Omaha, NE 68103-2226
William J. Quinn			6%
Stacy D. Quinn JTWROS 2500 Stone Haven CT Arlington, TX 76012-5554

*	Denotes record owner of Fund shares only

Intermediate Bond Fund	Total Fund	Institutional Class
JP Morgan Chase Bank TTEE	99%	99%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784

*	Denotes record owner of Fund shares only

					Investor	Advisor
					Class	Class
					(formerly	(formerly
			Institutional		PlanAhead	Service	AMR
International Equity Fund	Total Fund		Class		Class)	Class)	Class
JP Morgan Chase Bank TTEE	19%						69%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
Long Term Disability Trust							7%
2 Ave. De Lafayette Boston, MA 02111
American Airlines Inc. Post Retirement							6%
Prefund TR-U 2 Ave. De Lafayette Boston, MA 02111
American Airlines Prefund Co Match Union							5%
2 Ave. De Lafayette Boston, MA 02111
Charles Schwab & Co. Inc.*	20	%*	27	%*	29%*
101 Montgomery Street San Francisco, CA 94104
National Financial Services Corp.*	17	%*	14%		35%*
200 Liberty Street New York, NY 10281
Fidelity Investments Institutional Operations Co. Inc.*	5	%*			16%*
100 Magellan Way KW1C Covington, KY 41015
SEI Private Trust Co.						46%
One Freedom Valley Drive Oaks, PA 19456
Nabank & Co*			6	%*
P.O. Box 2180 Tulsa, OK 74101-2180

			Investor	Advisor
			Class	Class
			(formerly	(formerly
		Institutional	PlanAhead	Service	AMR
International Equity Fund	Total Fund	Class	Class)	Class)	Class
Colorado County Officials & EE’s		6%
Retirement ASSOC TTEE CCOERA 401A & 457 Plan 8515 E Orchard RD Greenwood VLG. CO 80111-5002
Hilliard Lyons Cust For Philip J Orban IRA				15%
5 Lakeview CT N. Brunswick, NJ 08902-4825
TD Ameritrade Trust Company				20%
00TUR PO Box 17748 Denver, CO 80217-0748
TD Ameritrade Trust Company				8%
00TUS PO Box 17748 Denver, CO 80217-0748

*	Denotes record owner of Fund shares only

International Equity Index Fund	Total Fund	Institutional Class
JP Morgan Chase Bank TTEE	77%	77%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
Mac & Co.	10%	10%
FBO Texas Utilities Inc. P.O. Box 3198 Pittsburgh, PA 15230-3198
National Financial Services Corp. *	8%*	8%*
Church Street Station 100 Crosby PKWY Covington, KY 41015-4325

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
		Institutional	PlanAhead	AMR
Large Cap Growth Fund	Total Fund	Class	Class)	Class
JP Morgan Chase Bank TTEE	100%			100%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
National Financial Services Corp.*		97%*
Church Street Station 100 Crosby PKWY Covington, KY 41015-4325

*	Denotes record owner of Fund shares only

			Investor	Advisor
			Class	Class
			( formerly	(formerly
		Institutional	PlanAhead	Service	AMR
Large Cap Value Fund	Total Fund	Class	Class)	Class)	Class
JP Morgan Chase Bank TTEE	8%				97%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784

					Investor	Advisor
					Class	Class
					(formerly	(formerly
			Institutional		PlanAhead	Service	AMR
Large Cap Value Fund	Total Fund		Class		Class)	Class)	Class
LPL Financial FBO Customer Accounts*			11	%*
PO Box 509046
San Diego, CA 92150-9046
National Financial Services Corp.*	23	%*	13	%*	32%*
200 Liberty Street
New York, NY 10281
Charles Schwab & Co.*	12	%*	6%		16%*
9601 E. Panorama Circle.
Englewood, CO 80112
Fidelity Investments Institutional Operations Co. Inc.*	23	%*	29	%*	24%*
100 Magellan Way KW1C
Covington, KY 41015
Wachovia Bank*						21%*
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001
Saxon and Co.*						10%*
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
Massachusetts Mutual Insurance Co.						20%
1295 State Street
Springfield, MA 01111-0001
Wilmington Trust Company TTEE FBO St. Vincent Mercy Med CTR DEF						11%
Contribution
PO Box 8880
Wilmington, DE 19899-8880

*	Denotes record owner of Fund shares only

				Investor	Advisor
				Class	Class
				(formerly	(formerly
		Institutional		PlanAhead	Service	AMR
Mid-Cap Value Fund	Total Fund	Class		Class)	Class)	Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries	66%					100%
PO Box 419784
Kansas City, MO 64141-6784
William F. and Doreen J. Quinn		11%
1108 Loch Lomond Ct.
Arlington, TX 76012
Charles Schwab & Co.*		24	%*
101 Montgomery St
San Francisco, CA 94104-4151
LPL Financial FBO Customer Accounts*		43	%*
PO Box 509046
San Diego, CA 92150-9046
National Financial Services Corp.*				7%*
200 Liberty Street
New York, NY 10281-1003
ING				12%
Baylor Health 403(b)
1 Heritage Drive
Quincy, MA 02171-2105
ING	25%			81%
Baylor Health 401(k)
1 Heritage Drive
Qunicy, MA 02171-2105
American Beacon Advisors					100%
4151 Amon Carter Blvd.
Fort Worth, TX 76155

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
		Institutional	PlanAhead
Money Market Fund	Total Fund	Class	Class)
Union Bank TR Nominee*		37%*
P.O. Box 85484 San Diego, CA 92186-5484
Credit Union of Texas		7%
8131 LBJ Freeway Suite 550 PO Box 517028 Dallas, TX 75251-7028
AMR/Bank of New York as Escrow Agent		8%
The Bank of New York 101 Barclay ST # 8W New York, NY 10286-0001
Vermont Race for the Cure		7%
PO Box 2496 Manchester CTR, VT 05255-2496
Susan G. Komen Breast Cancer FDN Race for the Cure		17%
2425 Fountain View Dr. STE 210 Houston, TX 77057-4811
Kathleen E. Rankin		5%
8 Mark LN New City, NY 10956-6711
Luther King Capital Management*	.		40%*
615 E. Michigan Street Milwaukee, WI 53202-5210
CR Smith Museum			7%
PO Box 619617 DFW Airport, TX 75261-9617
Wilmington Trust Company FBO Blanchard Valley HLTH ASSOC 403(B)			26%
PO Box 8971 Wilmington, DE 79899-8971
The Bank of New York FBO Hercules Redevelopment Agency Reimbursement Fund	24%
111 Civic DR Hercules, CA 94547-1771
The Bank of New York FBO Hercules Redevelopment Agency Project Fund	29%
111 Civic DR Hercules, CA 94547-1771
Hercules Redevelopment Agency RDA 2005 Tabs	13%
111 Civic DR Hercules, CA 94547-1771
Tulare County Treasurer	7%
221 S Mooney BLVD RM 103E Visalia, CA 93231-4545
Bank of New York Trust CO NA TTEE For the Hercules Redevelopment Agency 2007 A Project Fund	11%
700 S. Flower ST STE 500 Los Angeles, CA 90017-4107

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
	Total Fund		PlanAhead
S&P 500 Index fune	Class	Institutional	Class)
JP Morgan Chase Bank TTEE	94%	99%
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784

			Investor
			Class
			(formerly
		Institutional	PlanAhead
S&P 500 Index Fund	Total Fund	Class	Class)
Charles Schwab & Co. *			14%*
9601 E. Panorama Circle Englewood, CO 80112

National Financial Services Corp.*			10%*
200 Liberty Street New York, NY 10281

Ameritrade Inc.*			37%*
P.O. Box 2226 Omaha, NE 68103-2226

E Trade Clearing LLC			8%
PO Box 989030 West Sacramento, CA 95798-9030

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
		Institutional	PlanAhead
Short-Term Bond Fund	Total Fund	Class	Class)
JP Morgan Chase Bank TTEE	92%	98%
$uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784

National Financial Services Corp.*			51%*
200 Liberty Street New York, NY 10281

Charles Schwab & Co.*			10%*
9601 E. Panorama CIR Englewood, CO 80112-3441

Merrill Lynch Pierce Fenner & Smith Inc*			20%*
4800 Deer Lake Drive East Jacksonville, FL 32246-6484

*	Denotes record owner of Fund shares only

		Institutional
Small Cap Index Fund	Total Fund	Class
JP Morgan Chase Bank TTEE	95%	95%
$uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784

*	Denotes record owner of Fund shares only

				Investor	Advisor
				Class	Class
				(formerly	(formerly
			Institutional	PlanAhead	Service	AMR
Small Cap Value Fund	Total Fund		Class	Class)	Class)	Class
JP Morgan Chase Bank TTEE	11%					100%
$uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784

Charles Schwab & Co.*	9	%*	7%*	15%*
101 Montgomery Street San Francisco, CA 94104

Saxon and Co. Partnership					9%
P.O. Box 7780-1888 Philadelphia, PA 19182-0001

					Investor	Advisor
					Class	Class
					(formerly	(formerly
			Institutional		PlanAhead	Service	AMR
Small Cap Value Fund	Total Fund		Class		Class)	Class)	Class
Fidelity Investments Institutional Operations Co. Inc.*	32	%*	34	%*	41%*
100 Magellan Way KW1C Covington, KY 41015
National Financial Services Corp.*	8	%*	8	%*	10%*	6%
P.O. Box 3908 New York, NY 10163-3908
Hartford Life Separate Account						13%
P.O. Box 2999 Hartford, CT 06104-2999
Mellon Financial C/F			8%
Florida Retirement Systems PEORP P.O. Box 3198 Pittsburgh, PA 15230-3198
Reliance Trust Company						7%
FBO Metlife NAV Plans 8515 E. Orchard Road Greenwood Village, CO 80111-5002
AIG Retirement Services Company						7%
FBO The Infirmary 401K Plan 2929 Allen Parkway Houston, TX 77019-2118
AIG Federal Savings Bank						8%
FBO AIGFSB FBO Care Alliance Future 2929 Allen Pkwy. Houston, TX 77019-2118
Vanguard Fiduciary Trust Company*					6%*
P.O. Box 2600 Valley Forge, PA 19482-2600
Orchard Trust Company TTEE						12%
Employee Benefits Clients 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002

*	Denotes record owner of Fund shares only

			Investor
			Class
			(formerly
		Institutional	PlanAhead
Small Cap Value Opportunity Fund	Total Fund	Class	Class)
Charles Schwab & Co.*	16%*	7%*	56%
101 Montgomery Street San Francisco, CA 94104
Douglas G. Herring		5%
3913 Deepwood St. Colleyville, TX 76034-4655
Daniel P. Garton	47%	58%
9962 Rockbrook Drive Dallas, TX 75220-2043
Wilmington Trust Company FBO Nippert Company 401(K) Plan	17%	21%
P.O. Box 8880 Wilmington, DE 19899-8971
National Financial Services Corp.*			11%*
200 Liberty Street New York, NY 10281
UBS Financial Services FBO Bradley Hill Family Limited Partnership			16%
PO Box 321 Medina, WA 98039-0321

*	Denotes record owner of Fund shares only

		Institutional
Treasury Inflation Protected Securities Fund	Total Fund	Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784	98%	98%

*	Denotes record owner of Fund shares only

		Investor
		Class (formerly
		PlanAhead
U.S. Government Money Market Fund	Total Fund	Class)
Maril & Co. FBO INTRUST Bank NA 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	73%
RBC Capital Markets Corp. FBO Anne S. Feld 4235 Bordeaux Dallas, TX 75205-3717	15%
RBC Captial Markets Corp FBO Alan D Feld c/o Akin Gump Hauer & Feld 1700 Pacific Ave. STE 4100 Dallas, TX 75201-4624	5%
State Street Bank & Trust CUST FBO IRA Leroy Leddon 9251 Westwook Shores CT Fort Worth, TX 76179-3250		7%
Cheryl Ruth Kroll TTEE Cheryl Ruth Kroll Revocable Trust UA DTD 3/10/1992 26150 Harding ST Oak Park, MI 48237-1007		9%
Nationwide Trust CO FBO PVH Assoc. Investment Plan Master Trust 98 San Jacinto BLVD STE 1100 Austin, TX 78701-4255		15%
Stewart Frazer TTEE S Stewart Frazer PSP 12440 Montego PLZ Dallas, TX 75230-1724		45%
Wilmington Trust Company TTEE FBO Midwest ISO Inc. Supp Exec. RET Plan P.O. Box 8971 Wilmington, DE 19899-8971		11%

*	Denotes record owner of Fund shares only
INVESTMENT ADVISORY AGREEMENTS
     The Funds’ sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

Nature of Controlling
Person/Entity’s
Sub-Advisor	Controlling Person/Entity	Basis of Control	Business
Barrow, Hanley, Mewhinney & Strauss, Inc.	Old Mutual Asset Managers (US) LLC	Parent Co.	Financial Services

Brandywine Global Investment Management, LLC	Legg Mason, Inc.	Parent Co.	Financial Services

Calamos Advisors LLC	Calamos Asset Management, Inc.	Parent Co.	Financial Services

Causeway Capital Management LLC	Sarah H. Ketterer and Harry W. Hartford	Officers and Owners	Financial Services Financial Services

Dreman Value Management, LLC	Dreman Family 1988 Trust, Holly A. Dreman, Carlyn S. McCaffrey, Solomon B. Dreman David N. Dreman, F. James Hutchinson, Lee Delaporte, Mark Roach, E. Clifton Hoover, Jr.	Majority Owners Minority Owners	Financial Services

Nature of Controlling
Person/Entity’s
Sub-Advisor	Controlling Person/Entity	Basis of Control	Business
Franklin Advisers, Inc.	Franklin Resources, Inc.	Parent Co.	Financial Services

Goldman Sachs Asset Management, L.P.	The Goldman Sachs Group, Inc.	Parent Co.	Financial Services

Hotchkis and Wiley Capital Management, LLC	HWCap Holdings, LLC	Majority Owner	Financial Services
	Stephens -H&W	Minority Owner	Financial Services

Lazard Asset Management LLC	Lazard Freres & Co. LLC	Parent Co.	Financial Services

Logan Circle Partners, L.P.	Logan Circle Partners, GP, LLC	General Partner	Financial Services

Metropolitan West Capital Management, LLC**	Wells Fargo & Company	Majority Owner	Financial Services
	Howard Gleicher	Minority Owner	Financial Services
	Gary W. Lisenbee	Minority Owner	Financial Services
	Steve Borowski	Minority Owner	Financial Services

Morgan Stanley Investment Management Inc.	Morgan Stanley	Parent Co.	Financial Services
Morgan Stanley Investment Management Company*

NISA Investment Advisors, LLC	Jess Yawitz	Minority Owner	Financial Services
	William Marshall	Minority Owner	Financial Services

Opus Capital Group, LLC	Jakki L. Haussler, Len A. Haussler.	Officers and Owners	Financial Services
Jonathon M. Detter and
Kevin P. Whelan

PanAgora Asset Management, Inc.	Putnam Investments	Majority Owner	Financial Services
	Nippon Life Insurance	Minority Owner	Financial Services

Pzena Investment Management, LLC	Richard Pzena	Minority Owner	Financial Services
	John Goetz	Minority Owner	Financial Services
	William Lipsey	Minority Owner	Financial Services
	Pzena Investment Management, Inc.	Minority Owner	Financial Services
	A. Rama Krishna	Minority Owner	Financial Services

SSgA Funds Management, Inc.	State Street Corporation	Parent Co.	Financial Services

Templeton Investment Counsel, LLC	Franklin Resources, Inc.	Parent Co.	Financial Services

The Boston Company Asset Management, LLC	Bank of New York Mellon Corporation	Parent Co.	Financial Services

The Renaissance Group LLC	Affiliated Managers Group, Inc.	Majority Owner	Financial Services

*	Morgan Stanley Investment Management Inc. (“MSIM Inc.”) may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliated investment adviser.** The Board approved the termination of the Investment Advisory Agreement (“Previous Agreement”) and the execution of an interim Investment Advisory Agreement (“Interim Agreement”) between Metropolitan West Capital Management, LLC (“MetWest Capital”) and the Manager effective October 20, 2008. The Interim Agreement will remain in effect no longer than 150 days, as required by Rule 15a-4 under the 1940 Act, or, if earlier, until a new investment advisory agreement is approved and effective. The termination of the Previous Agreement and execution of the Interim Agreement was precipitated by the announcement that Wachovia Corporation (“Wachovia), the ultimate parent company holding a majority interest in MetWest Capital at that time had agreed to be acquired in a whole company transaction by Wells Fargo & Company (“Wells Fargo”) that would include all of Wachovia’s banking and other businesses. The transaction closed as expected on December 31, 2008. In connection with this transaction, Wachovia had issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo on October 20, 2008. The issuance of the preferred shares may be deemed to have constituted a “change of control” in MetWest Capital and therefore an assignment of the Previous Agreement. In which case the Previous Agreement would have terminated automatically upon issuance of the preferred shares. To address this possibility, the Board terminated the Previous Agreement and approved the Interim Agreement to continue MetWest Capital’s appointment as a sub-advisor to the Large Cap Value and Small Cap Value Funds.
     Prior to March 1, 2006, the International Equity Fund invested all of its investable assets in a corresponding Portfolio of the Master Trust. Accordingly, the sub-advisors to this Fund received a fee on behalf of the Portfolio, and not the Fund, prior to March 1, 2006. The following table reflects the fees paid to the sub-advisors from the Portfolios or Funds (as applicable) for the fiscal years ended October 31, 2006, 2007 and 2008:

	Investment	Investment	Investment
	Advisory	Advisory	Advisory
Sub-Advisor	Fees for 2006	Fees for 2007	Fees for 2008
Barrow, Hanley, Mewhinney & Strauss, Inc. (3)	$3,208,580	$5,819,565	$6,205,152
Brandywine Global Investment Management, LLC (7)	$7,427,040	$10,351,546	$9,862,534
Brown Brothers Harriman & Co. (4, 11)	$23,515	$28,214	$3,774
Calamos Advisors LLC (2)	$157,789	$148,482	$138,437
Causeway Capital Management LLC	$1,364,824	$1,653,295	$1,321,416
Franklin Advisers, Inc. (9)	$12,499	$247,248	$340,202
Goldman Sachs Asset Management, L.P.	$154,749	$205,305	$175,772
Hotchkis and Wiley Capital Management, LLC	$2,491,036	$2,760,303	$2,379,212
J.P. Morgan Investment Management Inc. (8)	$105,456	N/A	N/A
Lazard Asset Management LLC	$1,913,491	$2,087,209	$1,518,370
Logan Circle Partners, L.P. (13)	N/A	N/A	$117,267
Metropolitan West Capital Management, LLC	$1,536,615	$4,119,882	$5,086,401
Morgan Stanley Investment Management Inc.	$558,406	$779,942	$783,528
NISA Investment Advisors, LLC (4)	$14,037	$21,835	$222,293
Opus Capital Group, LLC (6)	$1,922,188	$2,167,844	$1,665,061
PanAgora Asset Management, Inc. (10)	$6,467	$64,181	$43,139

	Investment	Investment	Investment
	Advisory	Advisory	Advisory
Sub-Advisor	Fees for 2006	Fees for 2007	Fees for 2008
Post Advisory Group, LLC (1, 12)	$1,324,168	$981,073	$226,586
Pzena Investment Management, LLC (4)	$195,066	$473,164	$350,281
Templeton Investment Counsel, LLC	$2,079,743	$2,370,755	$2,049,249
The Boston Company Asset Management, LLC (5)	$4,489,233	$5,350,294	$4,341,297
The Renaissance Group LLC (8)	$24,159	$206,064	$178,874

(1)	Prior to October 21, 2003, this firm was named MW Post Advisory Group, LLC.

(2)	As of July 1, 2003, Calamos Advisors LLC became a sub-advisor to the Enhanced Income Fund.

(3)	Barrow, Hanley, Mewhinney & Strauss, Inc. became a sub-advisor to the Mid-Cap Value Fund on June 30, 2004 and to the Small Cap Value Fund on September 18, 2003.

(4)	As of June 30, 2004, Pzena Investment Management, LLC became a sub-advisor to the Mid-Cap Value Fund, and Brown Brothers Harriman & Co. and NISA Investment Advisors, LLC became sub-advisors to the Treasury Inflation Protected Securities Fund.

(5)	As of September 27, 2004, The Boston Company Asset Management, LLC became a sub-advisor to the International Equity and Small Cap Value Funds.

(6)	Opus Capital Group, LLC became a sub-advisor to the Small Cap Value Fund on January 31, 2005. Prior to May 19, 2006, this firm was named Opus Capital Management, Inc.

(7)	Prior to May 1, 2006, this firm was named Brandywine Asset Management, LLC.

(8)	As of September 28, 2006, J.P. Morgan Investment Management Inc. was replaced by The Renaissance Group LLC as a sub-advisor to the Large Cap Growth Fund.

(9)	As of September 18, 2006, Franklin Advisers, Inc. became sub-advisor to the High Yield Bond Fund.

(10)	As of March 31, 2006, PanAgora Asset Management, Inc. became sub-advisor to the Small Cap Value Opportunity Fund.

(11)	As of November 30, 2007, Brown Brothers Harriman & Co. no longer served as a sub-advisor to the Treasury Inflation Protected Securities Fund.

(12)	As of May 21, 2008, Post Advisory Group, LLC ceased serving as a sub-advisor to the High Yield bond Fund.

(13)	As of May 22, 2008, Logan Circle Partners, L.P., became a sub-advisor to the High Yield Bond Fund.
     Effective August 31, 2005, Dreman Value Management, LLC and Metropolitan West Capital Management, LLC were added as sub-advisors to the Small Cap Value Fund. As of October 31, 2008, Small Cap Value Fund assets had not been allocated to these sub-advisors.

Dreman Value Management, LLC	Metropolitan West Capital Management, LLC
0.55% on all assets under management	0.50% on the first $75 million in assets
0.45% on the next $75 million in assets
0.40% on assets over $150 million
     To the extent that MSIM Inc. delegates certain of its investment advisory services to MSIM Company, MSIM Inc. compensates MSIM Company from the investment advisory fee paid to MSIM Inc. by the Manager on behalf of the Emerging Markets Fund. References to MSIM Inc. throughout the remainder of this SAI refer to both MSIM Inc. and MSIM Company.
     Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.
MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
The Manager
     The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the Master Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts’ operations. This includes:
•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.
     Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.
     In addition to its oversight of the sub-advisors and the Index Portfolio advisors, the Manager invests the portion of all Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations, except for the High Yield Bond Fund, the Index Funds, and the Treasury Inflation Protected Securities Fund.
     The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.
     The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of: 0.20% of the net assets of the Short-Term Bond Fund and Intermediate Bond Funds, 0.09% of the net assets of each Money Market Fund, and 0.05% of the net assets of all other Funds. Because each Master-Feeder Fund invests all of its investable assets in another portfolio, the Manager does not collect a management fee from these Funds. The Manager collects a management fee of 0.09% of the net assets of each Master Trust Portfolio. In addition, the Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, International Equity, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Value Opportunity, and Treasury Inflation Protected Securities Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.
     The following amounts represent management fees paid to the Manager based on total Fund or Portfolio assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. With the exception of the Index Funds, the TIPS Fund and the Money Market Funds, the Funds have a fiscal year end of October 31st. Management fees for the Funds with fiscal years ended October 31 were approximately as follows: 2006, $39,475,000, of which approximately $29,085,000 was paid by the Manager to the other sub-advisors; 2007, $56,151,000, of which approximately $40,429,000 was paid by the Manager to the other sub-advisors; and 2008, $51,766,000, of which approximately $37,269,000 was paid by the Manager to the other sub-advisors. Management fees in the amount of approximately $0, $0 and $0 were waived/reimbursed by the Manager during the fiscal years ended October 31, 2006, 2007, and 2008.
     The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. The Money Market Funds have a fiscal year end of December 31st. Management fees for these Funds for the fiscal years ended December 31, 2006, 2007, and 2008 were approximately $10,908,000, $16,873,000, and $11,793,000, respectively. Because these Funds are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived or reimbursed by the Manager in relation to these Funds. The TIPS Fund has a fiscal year end of December 31st. Management fees for this Fund for the fiscal period ended December 31, 2006 were approximately $69,165, of which approximately $37,742 was paid by the Manager to the sub-advisors. Management fees for the TIPS Fund for the fiscal year ended December 31, 2007 were approximately $121,667,of which approximately $66,456 was paid by the Manager to the sub-advisors. Management fees for the TIPS Fund for the fiscal year ended December 31, 2008 were approximately $$488,851, of which approximately $$307,620 was paid by the Manager to the sub-advisors.
     Under the Management Agreement, the Manager presently monitors the services provided by BlackRock to the Index LLC Portfolios and by SSgA FM to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund’s average net assets, accrued daily and paid monthly.

     In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds with fiscal years ended October 31 were approximately as follows: 2006, $18,505,000; 2007, $30,468,000; and 2008, $31,341. Administrative services fees for the Index Funds, TIPS Fund, and the Money Market Funds for the fiscal years ended December 31, 2006, 2007, and 2008 were approximately $1,249,000, $2,886,000, and $2,189,000, respectively.
     The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Advisor Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Advisor Class advertising material and sales literature. Certain sub-advisors contribute a percentage of their advisory fees to the Manager to support the Funds’ distribution activities. The Manager will receive distribution fees from the Advisor Class regardless of the amount of the Manager’s actual expenses related to distribution efforts on behalf of the Advisor Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Advisor Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended October 31, 2006, 2007, and 2008 were approximately $221,000, $389,000, and $435,000, respectively.
     The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of all of the Funds, except for the Index Funds. Currently, the Manager receives 10% of such income. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2006, $673,000; 2007, $1,091,684; and 2008, $2,320,000. The Money Market Portfolios and the TIPS Fund do not engage in securities lending, so the Manager received no related compensation for the fiscal years ended December 31, 2006, 2007, and 2008. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
     The Investor and Advisor Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans provide that each Fund’s Investor and Advisor Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor and Advisor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Investor and Advisor Class Prospectuses, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Investor and Advisor Classes. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the Funds with fiscal years ended October 31 were approximately as follows: 2006, $9,709,000; 2007, $17,583,000; and 2008, $17,956,000. Service fees for the S&P 500 Index Fund and the Money Market Funds for the fiscal years ended December 31, 2006, 2007, and 2008 were approximately $629,000, $371,000, and $248,000, respectively.
     The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
     The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
     Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services which may include, but is not limited to, some or all of the following: advertising and marketing campaigns for the Funds; granting personnel of the Manager reasonable access to a Financial Intermediary’s personnel responsible for recommending the Funds; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; and explaining to clients the features and characteristics of the Funds. In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences. The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
     Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.
     In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Manager may differ depending on the Fund. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
     The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Funds with respect to those assets.
BlackRock
     Under the terms of the Index LLC’s investment advisory agreement with BlackRock, BlackRock provides the Index LLC with investment advisory and management services. Subject to the supervision of the Index LLC Board, BlackRock is responsible for the actual management of each Index LLC Portfolio and reviews each Portfolio’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with BlackRock. Prior to September 29, 2006, Fund Asset Management (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Index LLC’s investment advisor.
     The investment advisory agreement obligates BlackRock to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index LLC connected with investment and economic research, trading and investment management of the Index LLC, as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. The Index LLC Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Index LLC Portfolios or Directors of the LLC who are not officers, directors or employees of BlackRock, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Directors of the Index LLC Portfolios or Directors of the LLC, and any extraordinary expenses.
     For the period January 1, 2006 to September 29, 2006, FAM earned $46,665, all of which was waived and for the period September 29, 2006 to December 31, 2006 and the years ended December 31, 2007 and December 31, 2008, BlackRock earned $18,759, $114,233 and $93,067, of which $15,595, $38,870 and $79,741 was waived respectively, as compensation for investment advisory services provided to the International Index Series.

     For the period January 1, 2006 to September 29, 2006, FAM earned $36,267, of which $1,969 was waived and for the period September 29, 2006 to December 31, 2006 and the years ended December 31, 2007 and December 31, 2008, BlackRock earned $12,118, $64,480 and $47,115, of which $7,920, $4,886 and $26,007 was waived, respectively, as compensation for investment advisory services provided to the Small Cap Index Series.
     BlackRock provides administrative services to the Index LLC. The Investment Advisory Agreement obligates BlackRock to provide certain administrative services to the Index LLC and to pay all compensation of and furnish office space for officers and employees of the Index LLC as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. Each Index LLC Portfolio pays, or causes to be paid, all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing, and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index LLC Portfolios. BlackRock Investments, Inc. will pay certain of the expenses of the Index LLC Portfolios incurred in connection with the offering of their shares.
     Pursuant to a Subadministration Agreement between BlackRock and the Manager, BlackRock provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers. For the years ended December 31, 2006, 2007, and 2008, BlackRock earned $41,453, $94,237, and $40,650 as compensation under the Subadministration Agreement.
SSgA FM and State Street
     Under the terms of the Equity 500 Index Portfolio’s Investment Advisory Agreement with SSgA FM, SSgA FM manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. Subject to such policies as the Equity 500 Index Portfolio Board may determine, SSgA FM furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf. SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments.
     SSgA FM bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA FM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.
     State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in State Street’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For the years ended December 31, 2006, 2007, and 2008, the Equity 500 Index Portfolio paid $1,146,000, $1,221,000, and $892,708, respectively, in total compensation to SSgA FM and State Street for investment advisory, administrative and other services. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.
OTHER SERVICE PROVIDERS
     State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 333 W. 11th Street, Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the Master Trust and the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, N.A., New York, New York, serves as custodian for the assets of the International Index Series. State Street Bank and Trust Company, North Quincy, Massachusetts, serves as the custodian for the assets of the Small Cap Index Series. The independent registered public accounting firm for the Funds and the Master Trust is Ernst & Young LLP, Suite 1500, 2100 Ross Avenue, Dallas, Texas and for the Equity 500 Index Portfolio is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. The independent registered public accounting firm for the Master International Index Series and the Master Small Cap Index Series, two of the series of the Index LLC, is Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey.
PORTFOLIO MANAGERS
     The portfolio managers to the non-Money Market Funds and the Index Portfolios (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Funds and Portfolios. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of October 31, 2008, except for the Portfolio Managers at BlackRock Advisors, LLC, NISA Investment Advisors, LLC, and SSgA Funds Management, Inc. — Equity 500 Index Portfolio, whose accounts and assets are shown as of December 31, 2008.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which Advisory
	and Assets by Account Type			Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Advisor	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts

American Beacon Advisors, Inc.
Kirk L. Brown	N/A	N/A	2 ($2.9 bil)	N/A	N/A	N/A
Wyatt Crumpler	N/A	N/A	3($8.8 bil)	N/A	N/A	N/A
Michael W. Fields	N/A	N/A	7 ($14.0 bil)	N/A	N/A	N/A
Gyeong Kim	N/A	N/A	1 ($30 mil)	N/A	N/A	N/A
Adriana R. Posada	N/A	N/A	3 ($4.6 bil)	N/A	N/A	N/A
Wiliam F. Quinn	N/A	N/A	3($8.8 bil)	N/A	N/A	N/A
Patrick A. Sporl	N/A	N/A	1 ($30 mil)	N/A	N/A	N/A
Cynthia Thatcher	N/A	N/A	1 ($1.3 bil)	N/A	N/A	N/A

Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow	11 ($22.8 bil)	2 ($231.0 mil)	27 ($2.0 bil)	3 ($22.5 bil)	N/A	N/A
Mark Giambrone	8 ($2.0 bil)	2 ($231.0 mil)	32 ($1.4 bil)	1 ($1.8 bil)	N/A	N/A
James S. McClure	4 ($282.7 mil)	1 ($3.2 mil)	16 ($431.8 mil)	N/A	N/A	N/A
John P. Harloe	4 ($282.7 mil)	1 ($3.2 mil)	16 ($431.8 mil)	N/A	N/A	N/A
John S. Williams	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
David R. Hardin	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
J. Scott McDonald	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
Mark C. Luchsinger	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
Deborah A. Petruzzelli	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)

BlackRock Advisors, LLC The following table sets forth information about funds and accounts other than the International Equity Index Fund for which the portfolio managers are primarily responsible for the day to day portfolio management as of December 31, 2008.
Jeffrey L. Russo	13 ($6.88 bil)	28 ($15.02 bil)	30 ($30.7 bil)	N/A	N/A	2 ($813.7 mil)
Debra L. Jelilian	21 ($13.87 bil)	30 ($15.1 bil)	30 ($30.6 bil)	N/A	N/A	1 ($752.7 mil)

	Number of Other Accounts Managed			Number of Accounts and Assets for Which Advisory
	and Assets by Account Type			Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Advisor	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts
BlackRock Advisors, LLC The following table sets forth information about funds and accounts other than the Small Cap Index Fund for which the portfolio managers are primarily responsible for the day to day portfolio management as of December 31, 2008.
Jeffrey L. Russo	13 ($7.03 bil)	28 ($15.02 bil)	30 ($30.7 bil)	N/A	N/A	2 ($813.7 mil)
Debra L. Jelilian	21 ($14.02 bil)	30 ($15.1 bil)	30 ($30.6 bil)	N/A	N/A	1 ($752.7 mil)

Brandywine Global Investment Management, LLC
Henry Otto	1 ($72.9 mil)	4 ($245.2 mil)	22 ($2.0 bil)	N/A	N/A	4 ($385.1 mil)
Steve Tonkovich	1 ($72.9 mil)	4 ($242.2 mil)	22 ($2.0 bil	N/A	N/A	4 ($385.1 mil)
Paul Lesutis	N/A	2 ($62.4 mil)	62 ($2.1 bil)	N/A	N/A	3 ($354.7 mil)
Earl Gaskins	N/A	2 ($62.4 mil)	62 ($2.1 bil)	N/A	N/A	3 ($354.7 mil)
Steve Smith	1 ($228.8 mil)	21 ($2.2 bil)	122 ($21.0 bil)	N/A	N/A	13 ($3.2 bil))

Calamos Advisors, LLC
John P. Calamos, Sr.	25 ($19.1 bil)	14 ($851.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	3 ($53.2 mil)	N/A
Nick P. Calamos	25 ($19.1 bil)	14 ($851.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	3 ($53.2 mil)	N/A
John P. Calamos, Jr.	23 ($18.8 bil)	14 ($851.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	3 ($53.2 mil)	N/A
John Hillenbrand	22 ($17.5 bil)	12 ($806.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	1 ($8.1 mil)	N/A
Steve Klouda	22 ($17.5 bil)	12 ($806.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	1 ($8.1 mil)	N/A
Jeff Scudieri	22 ($17.5 bil)	12 ($806.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	1 ($8.1 mil)	N/A
Jon Vacko	22 ($17.5 bil)	12 ($806.0 mil)	20,045 ($6.2 bil)	3 ($233.5 mil)	1 ($8.1 mil)	N/A

Causeway Capital Management LLC
Sarah H. Ketterer	5 ($3.0 bil)	6 ($1.1 bil)	66 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Harry W. Hartford	5 ($3.0 bil)	6 ($1.1 bil)	72 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
James A. Doyle	5 ($3.0 bil)	6 ($1.1 bil)	67 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Jonathan P. Eng	5 ($3.0 bil)	6 ($1.1 bil)	63 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Kevin Durkin	5 ($3.0 bil)	6 ($1.1 bil)	62 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)

Dreman Value Management, LLC
David N. Dreman	20 ($7.9 bil)	7 ($181.3 mil)	145($1.2 bil)	N/A	4 ($29.1 mil)	N/A
E. Clifton Hoover, Jr.	16 ($7.7 bil)	N/A	125 ($1.1 bil)	N/A	N/A	N/A
Mark Roach	11 ($2.2 bil)	N/A	20 ($140.7 mil)	N/A	N/A	N/A

Franklin Advisers, Inc.
Eric Takaha	3 ($1.1 bil)	N/A	5 ($99.3 mil)	N/A	N/A	N/A
Chris Molumphy	4 ($5.2 bil)	N/A	2 ($714.4 mil)	N/A	N/A	N/A
Glenn Voyles	N/A	N/A	N/A	N/A	N/A	N/A

Goldman Sachs Asset Management, L.P.
Mark Carhart	73 ($19.7 bil)	78 ($12.8 bil)	734 ($64.3 bil)	N/A	33 ($5.7 bil)	79 ($40.5 bil)
Robert C. Jones	73 ($19.7 bil)	78 ($12.8 bil)	734 ($64.3 bil)	N/A	33 ($5.7 bil)	79 ($40.5 bil)
Andrew Alford	73 ($19.7 bil)	78 ($12.8 bil)	734 ($64.3 bil)	N/A	33 ($5.7 bil)	79 ($40.5 bil)

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Sheldon Lieberman	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
George Davis	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Stan Majcher	12 ($5.8 bil)	3 ($177 mil))	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
David Green	12 ($5.8 bil)	3 ($177 mil))	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Jim Miles	12 ($5.8 bil))	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Judd Peters	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A

Lazard Asset Management LLC
John Reinsberg	6 ($0.8 bil)	4 ($0.1 bil)	56 ($3.5 bil)	N/A	N/A	N/A
Michael A. Bennett	7 ($0.8 bil))	10 ($0.1 bil)	454 ($44.8 bil)	N/A	N/A	N/A
Michael G. Fry	4 ($0.6 bil)	14 ($0.6 bil)	30 ($3.7 bil)	N/A	N/A	N/A
Michael Powers	7 ($0.7 bil)	23 ($0.4 bil)	491 ($9.4 bil)	N/A	N/A	N/A

Logan Circle Partners, L.P.
Timothy L. Rabe, CFA	N/A	N/A	6 ($173 mil)	N/A	N/A	N/A

Metropolitan West Capital Management, LLC Large Cap Value Fund
Investment Team (Howard Gleicher, Gary W. Lisenbee, David M. Graham, Jeffrey Peck, Jay Cunningham)	7 ($1.5 bil)	6 ($375.8 mil)	388 ($4.1 bil)	N/A	N/A	1 ($22.5 mil)

	Number of Other Accounts Managed			Number of Accounts and Assets for Which Advisory
	and Assets by Account Type			Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Advisor	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts

Metropolitan West Capital Management, LLC Small Cap Value Fund
Gary Lisenbee	12(($1.8 bil)	9 ($430.5 mil)	396 ($4.5 bil)	N/A	N/A	1 ($22.5 mil)
Samir Sikka	5 ($322.2 mil)	3 ($54.7 mil)	8 ($45.4 mil)	N/A	N/A	N/A

Morgan Stanley Investment Management Inc.
Ruchir Sharma	14 ($4.3 bil)	5 ($1.7 bil)	12 ($9.4 bil)	N/A	N/A	2 ($1.3 bil)
Paul Psaila	7 ($2.2 bil)	N/A	12 ($1.2 bil)	N/A	N/A	N/A
James Cheng	8 ($3.1 bil)	1 ($3.3 mil)	6 ($4.3 bil)	N/A	N/A	1 ($289 mil)
Eric Carlson	4 ($1.7 bil)	N/A	N/A	N/A	N/A	N/A
William Scott Piper	2 ($431 mil)	N/A	5 ($891 mil)	N/A	N/A	2 ($517 mil)
Ana Cristina Piedrahita	3 ($1.7 bil)	N/A	5 ($891 mil)	N/A	N/A	2 ($517 mil)

NISA Investment Advisors, LLC
Jess Yawitz	N/A	N/A	93 ($54 bil)	N/A	N/A	4 ($0.8 bil)
William Marshall	N/A	N/A	93 ($54 bil)	N/A	N/A	4 ($0.8 bil)
Ken Lester	N/A	N/A	88 ($53 bil)	N/A	N/A	4 ($0.8 bil)
Anthony Pope	N/A	N/A	85 ($53 bil)	N/A	N/A	2 ($0.7 bil)
Note: The number of accounts reflects the number of clients; NISA manages multiple portfolios for several clients.

Opus Capital Group, LLC
Len A. Haussler	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)
Kevin P. Whelan	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)
Jonathon M. Detter	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)

PanAgora Asset Management, Inc.
John W. Griffin	1 ($199 mil)	5 ($994 mil)	23 ($717 mil)	N/A	N/A	N/A
George D. Mussalli	1 ($199mil)	5 ($994 mil)	23 ($717mil)	N/A	N/A	N/A

Pzena Investment Management, LLC
Richard S. Pzena	11 ($3.3 bil)	95 ($0.9 bil)	317 ($5.0 bil)	N/A	N/A	11 ($495 mil))
John Goetz	13 ($3.4 bil)	104 ($1.8 bil)	397 ($6.3 bil)	N/A	1 (26.2 mil)	11 ($495 mil))
Manoj Tandon	N/A	2 ($6.5 mil)	8 ($187.6 mil)	N/A	N/A	N/A

SSgA Funds Management, Inc. — Equity 500 Index Portfolio
John Tucker	98 ($43.1 bil)	209 ($271.6 bil)	209 ($151.2 bil)	N/A	N/A	N/A
Karl Schneider	98 ($43.1 bil)	209 ($271.6 bil)	209 ($151.2 bil)	N/A	N/A	N/A

Templeton Investment Counsel, LLC
Gary Motyl	3 ($5.8 bil)	N/A	15 ($4.1 bil)	N/A	N/A	N/A

The Boston Company Asset Management, LLC
D. Kirk Henry	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Clifford A. Smith	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Warren Skillman	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Carolyn M. Kedersha	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Joseph M. Corrado	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A
Stephanie K. Brandaleone	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A
Edward R. Walter	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A

The Renaissance Group LLC
Michael E. Schroer	2 ($269 mil)	N/A	526 ($3.8 bil)	N/A	N/A	N/A
Conflicts of Interest
     As noted in the table above, the Portfolio Managers manage accounts other than the Funds and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager, each sub-advisor and investment advisor to the Index Portfolios of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts as of the end of each Fund’s most recent fiscal year. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.

     The Manager The Manager’s Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
     Portfolio Managers of the Manager with responsibility for the non-Money Market Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries (“AMR Pension Accounts”). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.
     Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
     BlackRock. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates,and significant shareholders and any officer, director, stockholder, employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Ms. Jelilian and Mr. Russo currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
     Brandywine Global Investment Management, LLC (“Brandywine Global”) Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced, Large Cap Value and Small Cap Value Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions. All portfolios are managed in the same manner by the investment team. Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.
     Calamos Advisors LLC (“Calamos”) Calamos does not foresee any potentially material conflicts of interest as a result of concurrent management of the Enhanced Income Fund and other accounts.
     Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.
     Causeway Capital Management LLC (“Causeway”) In addition to providing subadvisory services to a segment of the International Equity Fund (the “Fund Segment”), Causeway provides investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, the “Other Accounts”). Causeway’s portfolio managers and other employees also manage their own personal accounts. Causeway manages accounts in two main investment strategies — (i) international and global value equity (including American Depositary Receipt, concentrated, select, and socially responsible sub-strategies) and (ii) emerging markets equity. Causeway manages the Fund Segment in its international value equity strategy.
     Causeway is the investment adviser and sponsor of three mutual funds (“Causeway International Value Fund”), “Causeway Global Value Fund”, and “Causeway Emerging Markets Fund,” (together “Causeway Mutual Funds”) and certain privately-offered commingled vehicles. Causeway has seed investments in the Causeway Mutual Funds. All of the portfolio managers of the Fund Segment have personal investments in some or all of the Causeway Mutual Funds. Certain other Causeway employees, owners and/or affiliates also have personal investments in the Causeway Mutual Funds. The portfolio managers of the Fund Segment each owns a portion of Causeway’s equity, and Ms. Ketterer and Mr. Hartford own controlling equity stakes in Causeway.
     Certain Causeway marketing and client service employees earn commissions based on revenues from Causeway’s investment advisory services to Other Accounts introduced or serviced by such employees. Causeway’s portfolio managers and employees from time to time invest in securities for their personal accounts that Causeway has also recommended to clients including the Fund Segment. Causeway may invest client assets in securities of companies who may be clients of the firm, broker-dealers or banks used by Causeway to effect transactions for client accounts, or vendors who provide products or services to Causeway. Causeway may execute transactions for clients through broker-dealers who may also provide consulting, advisory or other services to clients of Causeway. Causeway will vote proxies of companies who are also investment advisory clients of the firm. Approximately 10% of Causeway is owned by Evercore Investments L.L.C., which is affiliated with companies in the venture capital, private equity and investment banking businesses.
     In managing the Other Accounts in the international value equity strategy, Causeway uses an investment strategy similar to that used in managing the Fund Segment, subject to certain variations in investment restrictions. Causeway purchases and sells securities for the Fund Segment that it may also recommend to Other Accounts. Causeway may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts in the value equity strategy pay higher management fee rates than the Fund Segment or pay performance-based fees to Causeway.
     Actual or potential conflicts of interest may arise from Causeway’s management responsibilities with respect to Other Accounts and the other relationships described above. These responsibilities may, among other things, provide incentives to portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including

IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has adopted a Code of Ethics in compliance with Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940. The Code of Ethics, among other things, restricts the personal investing activities of employees of Causeway who have access to investment recommendations made to clients (“Access Persons”). The Code of Ethics imposes additional, more onerous, restrictions on employees who render investment advice (“Investment Personnel”). Among other things, the Code:
•	requires preclearance of trades through Compliance clearing officers, including for the Fund Segment and any other mutual funds advised or subadvised by Causeway,

•	prohibits new purchases of stocks held in client accounts,

•	imposes a seven day blackout for Investment Personnel on securities being transacted for client accounts,

•	imposes a 60-day short-term trading profit prohibition for Investment Personnel,

•	prohibits market timing in the Fund Segment or any other funds advised or subadvised by Causeway,

•	imposes a 60-day short-term trading profit prohibition for all employees investing in the Fund Segment or other funds advised or subadvised by Causeway, and

•	requires duplicate broker statements to be delivered to Causeway’s Compliance department.
     There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
     Dreman Value Management, LLC (“Dreman”) Dreman manages clients’ accounts using a contrarian value investment strategy. For both its strategies, Dreman utilizes a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, Dreman aggregates its trades and allocates the trades to all client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated entity. However, the hedge funds are treated like any other client account and trades done for the hedge fund are generally aggregated with trades done for Dreman’s regular client accounts. Dreman’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.
     Franklin Advisers, Inc. (“Franklin”) The management of multiple funds, including the High Yield Bond Fund and other accounts may give rise to potential conflicts of interest if the High Yield Bond Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the High Yield Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the High Yield Bond Fund may outperform the securities selected for the High Yield Bond Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the High Yield Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
     The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager’s marketing or sales efforts and his or her bonus.
     Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Franklin has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     Franklin has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
     Goldman Sachs Asset Management, L.P. (“GSAM”) GSAM’s Portfolio Managers are responsible for managing the Large Cap Growth Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle that may have materially higher fee arrangements than the Large Cap Growth Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
     Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) The Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.
     Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
     Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.
     Lazard Asset Management LLC (“Lazard”) Lazard’s Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.
     Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the International Equity Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
     Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager’s time dedicated to each account, Lazard periodically reviews each Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.
     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.
     Logan Circle Partners, L.P. (“Logan”). Logan does not foresee any material conflicts as a result of the concurrent management of the Fund and other accounts. Logan has implemented policies and procedures designed to prevent and monitor potential conflict of interests. These policies and procedures are not limited to the Code of Ethics and Trading procedures.
     Metropolitan West Capital Management, LLC (“MetWest Capital”) MetWest Capital’s Portfolio Managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.
     The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.
     MetWest Capital does not receive any performance fees for its management in its Small Cap Intrinsic Value strategy. MetWest Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund — for instance, those that pay a higher advisory fee. The policies of MetWest Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.
     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.
     Morgan Stanley Investment Management Inc. (“MSIM Inc.”) Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, MSIM Inc. may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent MSIM Inc. has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in MSIM Inc.’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If MSIM Inc. manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM Inc. could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. MSIM Inc. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
     NISA Investment Advisors, LLC (“NISA”) NISA provides similar services to accounts other than the TIPS Fund. The advice given and timing of services to the TIPS Fund may not necessarily relate to, and may differ from, the advice given and/or timing of NISA’s services to other accounts. Securities purchased for the TIPS Fund are generally limited to inflation-indexed securities issued by the U.S. Treasury or other U.S. Government Agency. NISA believes that the market for such securities, particularly those held in the TIPS Fund, is sufficiently liquid to accommodate transactions for the Fund and other accounts managed by NISA with little market impact.
     Opus Capital Group, LLC (“Opus”) Opus does not foresee any potentially material conflicts of interest as a result of concurrent management of the Small Cap Value Fund and other accounts.
     PanAgora Asset Management, Inc. (“PanAgora”) PanAgora’s portfolio management team is responsible for managing the Fund and other accounts, including separate accounts and unregistered funds. PanAgora typically assigns Funds and accounts with similar investment strategies to the same team to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by PanAgora in an account and certain trading practices used by the portfolio management team (e.g., cross trades between the Fund and another account and allocation of aggregated trades). PanAgora has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, PanAgora has adopted policies limiting its ability to cross securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
     Pzena Investment Management, LLC (“Pzena”) In Pzena’s view, conflicts of interest may arise in managing the Mid-Cap Value Fund’s portfolio investment, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
     The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
     If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/

initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having Financial Industry Regulatory Authority (“FINRA”) restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
     With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
     Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.
     Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
     SSgA FM A portfolio manager may be subject to potential conflicts of interest, because he or she is responsible for other accounts in addition to the Equity 500 Index Portfolio. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.
     A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.
     Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of Equity 500 Index Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.
     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources.

     Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
     Templeton Investment Counsel, LLC (“Templeton”) The management of multiple funds, including the International Equity Fund and other accounts may give rise to potential conflicts of interest if the International Equity Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the International Equity Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the International Equity Fund may outperform the securities selected for the International Equity Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
     The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager’s marketing or sales efforts and his or her bonus.
     Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
     Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
     The Boston Company Asset Management, LLC A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.
     These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.
     This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.
     New Investment Opportunities — Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
     Compensation — Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation. Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
     Investment Objectives — Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account. To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
     Trading — Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client. To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.
     Personal Interest — Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.
     Outside Affiliations and Directorship — Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities. In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.
     Proxy Voting — Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts. Material conflicts of interest are addressed through the establishment of our parent company’s

Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.
     Personal Trading - Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients. Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price. Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.
     Client Commission Arrangements — Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts. It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.
     Consultant Business — Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. TBCAM does not pay referral fees to consultants.
     Gifts — Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees. TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis TBCAM Compliance Personnel review the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.
     Affiliated Brokerage — Potential Conflict: TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.
     TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.
     The Renaissance Group LLC (“Renaissance”) Renaissance does not foresee any potentially material conflicts of interest as a result of concurrent management of the Large Cap Growth Fund and other accounts.
Compensation
     The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.
     The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary, annual cash bonus, and in stock options to purchase shares of stock in the parent corporation of the Manager’s parent company. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the Portfolio Managers participate in the Manager’s stock option plan. Participation in this plan is offered to all personnel of the Manager.
     Barrow In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.
     The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.
     BlackRock BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.
     Base compensation: Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in those other capacities.
     Discretionary Incentive Compensation: Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Ms. Jelilian and Mr. Russo the relevant benchmarks are the Russell 2000 Index and Morgan Stanley Capital International Europe Australasia Far East Index.
     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.
     Distribution of Discretionary Incentive Compensation: Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Ms. Jelilian and Mr. Russo have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Ms. Jelilian and Mr. Russo have each participated in the deferred compensation program.
     Other compensation benefits: In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Ms. Jelilian and Mr. Russo are each eligible to participate in these plans.
     Brandywine Global All Portfolio Managers, analysts and traders receive a competitive base salary. In addition, from Brandywine Global’s profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to the relevant peer-group universe over one-quarter, one-, three- and five-year time periods. The Lipper peer groups for the Balanced Fund, Large Cap Value Fund and Small Cap Value Fund are the Lipper Lipper Mixed-Asset Target Allocation Growth Funds Index, the Lipper Large-Cap Value Funds Index and the Lipper Small-Cap Value Funds Index, respectively. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the group and the remainder is allocated to a pool shared by all groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of Brandywine Global are considered as part of the individual allocation decision. Brandywine Global believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering superior performance, growth and teamwork.
     Calamos The amounts paid to the Co-Chief Investment Officers (Co-CIOs) and senior strategy analysts and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. They each receive compensation in the form of an annual base salary and a non-equity incentive plan award. Investment performance, as measured by the performance across all Calamos strategies with unique benchmarks for each strategy, is utilized to determine part of the discretionary target bonus. Also, due to their ownership and executive management positions with Calamos Advisors and its parent company, additional corporate objectives are utilized to determine the non-equity incentive plan award for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2008, additional corporate objectives included sales and marketing effectiveness, as measured by year-end assets under management, redemption rates, and growth in assets under management as measured by redemption rates sales growth, investment performance, as measured by risk-adjusted performance of the investment strategies managed by the company over a blended short- and long-term measurement period; productivity and efficiency, as measured by the change in operating margin and return on operating capital; management evaluation, based upon the committee’s assessment of management’s execution of strategic initiatives for the year and progress regarding multi-year initiatives; and stockholder return relative to the industry peer group. Stockholder return is measured by the sum of (i) the difference between the closing stock price at the end and beginning of the year and (ii) dividends paid during the year; divided by the closing stock price at the beginning of the year. The peer group for the Enhanced Income Fund is the Lipper Intermediate Investment Grade Index.
     Causeway Causeway provides subadvisory services to a segment of the International Equity Fund (the “Fund Segment”). Ms. Ketterer and Mr. Hartford, the Chief Executive Officer and President of Causeway, respectively, and portfolio managers of the Fund Segment, receive annual salary and are entitled, as controlling owners of Causeway, to certain distributions of Causeway’s net profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin, also portfolio managers of the Fund Segment, receive salary, incentive compensation and distributions of firm net profit based on their ownership interests.
     Incentive compensation is paid in the discretion of Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng and Durkin: individual research contribution, portfolio management contribution, group research contribution and client service contribution.
     Dreman Dreman has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional Portfolio Managers who have demonstrated that they can consistently outperform the Small Cap Value Fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the Portfolio Manager’s performance measured utilizing both quantitative and qualitative factors.
     Dreman’s Portfolio Managers are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically investment advisory firms. The variable component of Dreman’s compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including Portfolio Managers and research analysts for their contributions to the Small Cap Value Fund’s performance relative to its benchmark, the Russell 2000® Value Index.
     Portfolio Managers may receive equity in the form of units or fractional units of membership interest in the firm or they may receive employee retention bonus units , which enable them to participate in the growth of the firm. Portfolio Managers also participate in the firm’s profit sharing plan, a defined contribution plan that allows the firm to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. Dreman maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman’s profit sharing plan vest over a specified term. Finally, all employees of the firm, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.
     The basis for determining the variable component of a Portfolio Manager’s total compensation is determined through a subjective process that evaluates performance against several quantitative and qualitative factors including the following:
     Quantitative factors:
(i)	Relative ranking of the portfolio’s performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolio’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the Portfolio Manager’s absolute performance falls. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)	Relative performance of the portfolio against the pre-determined indices for the product strategy against which the portfolio’s performance is measured. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to the portfolio’s benchmark index.

(iii)	Performance of the portfolio measured through attribution analysis models, which analyze the Portfolio Manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the Portfolio Manager performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.
     Qualitative factors:
(i)	Ability to work well with other members of the investment professional team and mentor junior members,

(ii)	Contributions to the organizational overall success with new product strategies, and

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

     Franklin Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and mutual fund shares, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of two main factors: the 1, 3, and 5-year performance of their portfolios relative to their benchmark(s) and in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions to the organization. The benchmark for the High Yield Bond Fund is the JPMorgan Global High-Yield Index.
     GSAM GSAM and the GSAM Quantitative Investment Strategies Team’s (“QIS”) compensation packages for its Portfolio Managers are comprised of a base salary and performance bonus. The performance bonus is a function of each Portfolio Manager’s individual performance; his or her contribution to the overall performance of QIS Team strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.
     The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the Portfolio Manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for the Large Cap Growth Fund is the Russell 1000® Growth Index.
     GSAM and the QIS Team’s decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.
     In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all Portfolio Managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
     Hotchkis Hotchkis Portfolio Managers are compensated with a base salary and are eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.
     Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, of specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis’ overall bonus pool.
     Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis’ Executive Committee and Hotchkis’ Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis’ bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income. The majority of the Portfolio Managers own equity in Hotchkis. Hotchkis believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

     Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.
     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.
     Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. The benchmark for the International Equity Fund is the Morgan Stanley Capital International Europe Australasia Far East Index.
     The Lazard Asset Management LLC (Lazard) Equity Plan, whereby certain employees of Lazard retained an equity interest in Lazard, was terminated during the third quarter of 2008. Lazard Ltd. acquired the equity interests held by Lazard employees in exchange for cash and stock in Lazard Ltd. With the termination of the Lazard Equity Plan, Lazard is owned by Lazard Freres & Co. LLC.
     Logan The portfolio manager and other investment professionals at Logan are compensated through a combination of base salary, bonus, and equity ownership. Logan’s Board of Managers fixes salary & bonus at the time of hiring and generally adjusts these every two years based upon an evaluation of the employee’s duties and job performance. This evaluation includes a determination of an individual’s contribution to the firm, of which investment performance is a key component. There is no formula to evaluate performance and compensation is not tied to a published or private benchmark. Logan has awarded equity in the firm to all founding employees, including Timothy L. Rabe. Additional equity awards are made to employees based upon individual employee performance and contribution to the firm. After five full years of service at Logan, all equity awarded vests.
     MetWest Capital The compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity incentives. While Wells Fargo & Company holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not investment performance-related bonuses.
     MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.
     For calendar year 2009, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2010.

Portfolio Manager	Benchmark
Howard Gleicher	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Gary W. Lisenbee	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
Russell 2000 Index
Russell 2000 Value Index
Lipper Small-Cap Value Index
S&P 500 Index

David M. Graham	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Jeffrey Peck	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Jay Cunningham	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Samir Sikka	Lipper Small-Cap Value Index
Russell 2000 Index
Russell 2000 Value Index
     In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:
•	medical, dental, vision and prescription benefits,

•	life, disability and long-term care insurance,

•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.
     These benefits are broadly available to MetWest Capital employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.
     MSIM Inc. Portfolio Managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine Portfolio Manager compensation is applied across all funds/accounts managed by the Portfolio Managers.
     Base Salary Compensation: Generally, Portfolio Managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.
     Discretionary Compensation: In addition to base compensation, Portfolio Managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	MSIM Inc’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by MSIM Inc. or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by MSIM Inc. or its affiliates; and/or (2) in Morgan Stanley stock units.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods. The benchmark for the Emerging Markets Fund is the Morgan Stanley Capital International Emerging Markets Index.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the Portfolio Manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub-Adviser.

•	The dollar amount of assets managed by the Portfolio Manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the Portfolio Manager is a member.
     NISA The salary and bonus for the Portfolio Managers is determined based on individual job performance, as well as the overall financial success of NISA. Similar compensation arrangements also apply to other senior professionals in other product and business areas of NISA. Many senior personnel, including the Portfolio Managers, have deferred compensation arrangements through a “Phantom Stock Ownership Plan.” Phantom Stock awards are granted periodically at the discretion of the Chairman and the President of NISA.
     Opus Opus compensates the Portfolio Managers with a combination of salary and annual bonus. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and Opus’s overall profitability. Ownership of Opus is available to all employees based on their contribution to the firm. The Portfolio Managers have equity ownership in Opus.
     PanAgora Our compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals (including the Portfolio Managers to the Small Cap Value Opportunity Fund) and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.
     All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. We do not have any fixed targets relating to those elements.
     As mentioned before, senior employees of the company can own up to 20% of PanAgora through restricted stocks and options, under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.
     Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in Pzena as of December 31, 2007 of each Portfolio Manager to the Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John P. Goetz	Greater than 5% but less than 10%
Manoj Tandon	Less than 5%
     SSgA FM The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.
     Templeton All Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and mutual fund shares, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of three factors: their stock selection (both purchase and sale recommendations), the performance of their portfolios in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions, superior client service, etc.
     TBCAM With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. The Lipper peer groups for the Small Cap Value Fund, International Equity Fund and Emerging Markets Fund are the Lipper Small-Cap Value Funds Index, the Lipper International Funds Index and the Lipper Emerging Markets Funds Index, respectively. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.
     Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
     For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.
     All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

     Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
     Renaissance Renaissance compensates the Managing Partners (including the portfolio manager for the Large Cap Growth Fund) through a structure comprised of a percentage of the overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of the overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all compensation and firm operating expenses are paid. There is no difference in the methodology of compensation across the accounts that the partners manage.
Ownership of Funds
     Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor. In the following tables, “N/A” indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment
Advisor and		Enhanced Income	Intermediate Bond	Short-Term Bond
Portfolio Manager	Balanced Fund	Fund	Fund	Fund
American Beacon Advisors, Inc.
Wyatt Crumpler	None	None	$10,001-$50,000	N/A
Michael W. Fields	N/A	None	None	None
Gyeong Kim	N/A	None	$1- $10,000	None
Adriana R. Posada	$10,001-$50,000	N/A	$10,001-$50,000	N/A
Wiliam F. Quinn (1)	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	$501,000-$1,000,000
Patrick A. Sporl	N/A	None	None	None
Cynthia Thatcher	N/A	None	N/A	N/A

Small
Name of Investment	Emerging	High Yield	Int’l	Large Cap	Mid-Cap	Small Cap	Cap
Advisor and	Markets	Bond	Equity	Value	Value	Value	Value	TIPS
Portfolio Manager	Fund	Fund	Fund	Fund	Fund	Fund	Opp Fund	Fund
American Beacon Advisors, Inc.
Kirk L. Brown	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000	N/A	N/A	N/A	N/A	None
Wyatt Crumpler	$10,001-$50,000	None	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None
Adriana R. Posada	N/A	N/A	N/A	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000	None	N/A
Wiliam F. Quinn	$500,001 -$1,000,000	$500,001-$1,000,000	>$1,000,000	>$1,000,000	$100,001-$500,000	$500,001-$1,000,000	None	$50,001-$100,000

Name of Investment Advisor and	S&P 500 Index	Small Cap Index	Int'l Equity	Large Cap Growth
Portfolio Manager	Fund	Fund	Index Fund	Fund
American Beacon Advisors, Inc.
Wyatt Crumpler	None	None	None	$10,001-$50,000
Wiliam F. Quinn	None	None	None	None
Cynthia Thatcher	None	None	$10,001-$50,000	$10,001-$50,000

Name of Investment
Advisor and		Intermediate	Large Cap Value	Mid-Cap Value	Small Cap Value
Portfolio Manager	Balanced Fund	Bond Fund	Fund	Fund	Fund
Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow	None	None	None	None	None
Mark Giambrone	None	None	None	None	None
James S. McClure	None	None	None	None	None
John P. Harloe	None	None	None	None	None
John S. Williams	None	None	None	None	None
David H. Hardin	None	None	None	None	None
J. Scott McDonald	None	None	None	None	None
Mark C. Luchsinger	None	None	None	None	None
Deborah A. Petruzzelli	None	None	None	None	None

Name of Investment
Advisor and	Balanced	Large Cap	Small Cap Value
Portfolio Manager	Fund	Value Fund	Fund
Brandywine Global Investment Management, LLC
Henry F. Otto	N/A	N/A	Over $1,000,000
Steven M. Tonkovich	N/A	N/A	$100,001 - $500,000
Paul R. Lesutis	None	None	N/A
Earl J. Gaskins	None	None	N/A
Stephen S. Smith	None	None	N/A

Name of Investment	BlackRock	BlackRock
Advisor and	Small Cap	Int’l Index
Portfolio Manager	Index Fund (1)	Fund (1)
BlackRock Advisors, LLC
Jeffrey L. Russo	None	None
Debra L. Jelilian	None	None

1	Individuals may not invest directly in the Index LLC Portfolios. The table represents each Portfolio Manager’s beneficial ownership of the BlackRock Small Cap Index and International Index Funds, feeder funds that, like the Small Cap Index Fund and International Equity Index Fund, invest all of their investable assets in the Index LLC Portfolios.

Name of Investment
Advisor and
Portfolio Manager	TIPS Fund
Brown Brothers Harriman & Co.
James J. Evans	None

Name of Investment
Advisor and	Enhanced
Portfolio Manager	Income Fund
Calamos Advisors LLC
John P. Calamos, Sr.	None
Nick P. Calamos	None
John P. Calamos Jr.	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Jon Vacko	None

Name of Investment
Advisor and	Int'l Equity
Portfolio Manager	Fund
Causeway Capital Management LLC
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Kevin Durkin	None

Name of Investment
Advisor and	Small Cap
Portfolio Manager	Value Fund
Dreman Value Management, LLC
David N. Dreman	None
E. Clifton Hoover, Jr.	None
Mark Roach	None

Name of Investment
Advisor and	High Yield
Portfolio Manager	Bond Fund
Franklin Advisers, Inc.
Eric Takaha	None
Chris Molumphy	None
Glenn Voyles	None

Name of Investment
Advisor and	Large Cap
Portfolio Manager	Growth Fund
Goldman Sachs Asset Management, L.P. (1)
Mark Carhart	None
Robert C. Jones	None
Andrew Alford	None

1	Due to Goldman Sachs Asset Management, L.P.’s (“GSAM”) internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Name of Investment
Advisor and	Balanced	Large Cap	Small Cap
Portfolio Manager	Fund	Value Fund	Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	None
Patricia McKenna	None	None	N/A
Sheldon Lieberman	None	None	N/A
Stan Majcher	None	None	None
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Judd Peters	N/A	N/A	None

Name of Investment
Advisor and	Int'l Equity
Portfolio Manager	Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None

Name of Investment
Advisor and
Portfolio Manager	High Yield Bond Fund
Logan Circle Partners, L.P.
Timothy L. Rabe	None

Name of Investment
Advisor and	Large Cap Value	Small Cap Value
Portfolio Manager	Fund	Fund
Metropolitan West Capital Management, LLC
Howard Gleicher	None	N/A
Gary W. Lisenbee	None	None
David M. Graham	None	N/A
Jeffrey Peck	None	N/A
Jay Cunningham	None	N/A
Samir Sikka	None	None

Name of Investment
Advisor and	Emerging
Portfolio Manager	Markets Fund
Morgan Stanley Investment Management Inc.
Ruchir Sharma	None
Paul Psaila	None
James Cheng	None
Eric Carlson	None
William Scott Piper	None
Ana Cristina Piedrahita	None

Name of Investment	Treasury Inflation
Advisor and	Protected
Portfolio Manager	Securities Fund
NISA Investment Advisors, LLC
Jess Yawitz	None
William Marshall	None
Anthony Pope	None
Ken Lester	None

Name of Investment
Advisor and	Small Cap
Portfolio Manager	Value Fund
Opus Capital Group, LLC
Len A. Haussler	$50,001-$100,000
Kevin P. Whelan	None
Jonathon M. Detter	Less than $10,000

Name of Investment
Advisor and	Small Cap Value
Portfolio Manager	Opportunity Fund
PanAgora Asset Management, Inc.
John W. Griffin	None
George D. Mussalli	None

Name of Investment
Advisor and	Mid-Cap
Portfolio Manager	Value Fund
Pzena Investment Management, LLC
Richard S. Pzena	None
John P. Goetz	None
Manoj Tandon	None

Name of Investment
Advisor and	Equity 500
Portfolio Manager	Index Portfolio
SSgA Funds Management, Inc.
Ric Thomas	N/A
Chuck Martin	N/A
John Tucker	None
Karl Schneider	None

Name of Investment
Advisor and
Portfolio Manager	Int’l-Equity Fund
Templeton Investment Counsel, LLC
Gary Motyl	$500,001-$1,000,000

Small
Name of Investment			Cap
Advisor and	Emerging	Int’l Equity	Value
Portfolio Manager	Markets Fund	Fund	Fund
The Boston Company Asset Management, LLC
Kirk Henry	None	None	N/A
Clifford A. Smith	N/A	None	N/A
Warren Skillman	None	N/A	N/A
Carolyn M. Kedersha	None	N/A	N/A
Joseph M. Corrado	N/A	N/A	None
Stephanie K. Brandaleone	N/A	N/A	None
Edward R. Walter	N/A	N/A	None

Name of Investment
Advisor and	Large Cap
Portfolio Manager	Growth Fund
The Renaissance Group LLC
Michael E. Schroer	None

PORTFOLIO SECURITIES TRANSACTIONS
     In selecting brokers or dealers to execute particular transactions, the Manager, SSgA FM, BlackRock and the sub-advisors are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio’s net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA FM, BlackRock and/or to the sub-advisors (or their affiliates), provided, however, that the Manager, SSgA FM, BlackRock or the sub-advisor determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager, SSgA FM, BlackRock and the sub-advisors are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA FM, BlackRock or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA FM, BlackRock or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, Master Trust Board, the Index LLC Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, BlackRock, SSgA FM, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Supplemental investment research obtained from such broker-dealers might be used by BlackRock in servicing all of its accounts, and all such research might not be used by BlackRock in connection with the Index LLC Portfolios.
All Funds except the Index Funds
     Although the following discusses transactions in each Fund and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to “Fund” shall include the Master Trust Portfolios.
     The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board and the Master Trust Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.
     The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
     The Funds and the Portfolios of the Master Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund or Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds and Portfolios. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available. For the fiscal year ended October 31, 2008, the following Funds received the amounts shown as a result of participation in the commission recapture program:

Amount Received
Fund	(in thousands)
Balanced	$8
International Equity	$60
Large Cap Growth	$4
Large Cap Value	$245
Mid-Cap Value	$19
Small Cap Value	$298
Small Cap Value Opportunity	$2
     For the fiscal years ended October 31, 2006, 2007, and 2008, the following brokerage commissions were paid by the Funds and Portfolios, as applicable. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.

Fund (or Portfolio)	2006	2007	2008
Balanced	$203,864	$150,180	$278,918
Emerging Markets	$399,102	$485,654	$738,315
Enhanced Income	$11,853	$6,538	$7,730
International Equity (1)	$2,911,921	$2,219,221	$2,306,309
Large Cap Growth	$55,946	$23,684	$29,090
Large Cap Value	$3,496,195	$3,333,302	$5,184,540
Mid-Cap Value	$73,864	$82,734	$122,218
Small Cap Value	$3,896,085	$2,345,939	$4,561,526
Small Cap Value Opportunity (2)	$3,998	$16,621	$17,561

(1)	Prior to March 1, 2006, this Fund invested in a corresponding Portfolio of the Master Trust. As such, commissions were paid by the Portfolio prior to that date.

(2)	The Fund commenced operations on March 31, 2006.
     For the fiscal year ended October 31, 2008, the Funds directed $1,466,023,225 in transactions to brokers in part because of research services provided and paid $1,655,517 in commissions on such transactions.
     During the fiscal year ended October 31, 2006, the following commissions were paid to affiliated brokers:

Portfolio	Broker	Affiliated With	Commission
Large Cap Growth	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$262
Emerging Markets	JM Morgan Stanley Secs. Ltd	Morgan Stanley Investment Management Inc	$50
     The percentages of total commissions of the Large Cap Growth Fund and the Emerging Markets Fund paid to affiliated brokers in 2006 were 1.84% and 0.01%, respectively. The transactions represented 0.17% of the Large Cap Growth Fund and 0.04% of the Emerging Markets Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2006.
     During the fiscal year ended October 31, 2007, the following commissions were paid to affiliated brokers:

Portfolio	Broker	Affiliated With	Commission
Large Cap Growth	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$1,020
Emerging Markets	JM Morgan Stanley Secs. Ltd	Morgan Stanley Investment Management Inc	$326
     The percentages of total commissions of the Large Cap Growth Fund and the Emerging Markets Fund paid to affiliated brokers in 2007 were 4.13% and 0.07%, respectively. The transactions represented 0.61% of the Large Cap Growth Fund and 0.05% of the Emerging Markets Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2007.
     During the fiscal year ended October 31, 2008, the following commissions were paid to affiliated brokers:

Portfolio	Broker	Affiliated With	Commission
Large Cap Growth	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$576
Emerging Markets	JM Morgan Stanley Secs. Ltd	Morgan Stanley Investment Company	$1,777
International Equity	Pershing	The Boston Company Asset Management	$1,171
Small Cap Value	Pershing	The Boston Company Asset Management	$12,095

     The percentages of total commissions of the Large Cap Growth Fund, the Emerging Markets Fund, the International Equity Fund, and the Small Cap Value Fund paid to affiliated brokers in fiscal year 2008 were 1.98%, 0.24%, 0.05%, and 0.27%, respectively. The transactions represented 0.19% of the Large Cap Growth Fund, 1.32% of the Emerging Markets Fund, 0.03% of the International Equity Fund, and 0.23% of the Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2008.
     The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

		Aggregate
		Value of
Regular Broker-Dealers	Fund	Securities
Bank of America Corp.	Balanced	$15,850,000
	Enhanced Income	$913,000

	Intermediate Bond	$1,148,000
	Large Cap Value	$112,820,000
	Money Market	$48,000,000

Bank of New York Mellon Corp.	Balanced	$724,000
	Large Cap Growth	$61,000
	Enhanced Income	$334,000
	Intermediate Bond	$373,000

Bear Stearns Cos., Inc.	Balanced	$320,000
	Intermediate Bond	$136,000

Citigroup, Inc.	Balanced	$11,419,000
	Enhanced Income	$2,146,000
	Intermediate Bond	$1,528,000
	Large Cap Value	$70,081,000
	Short Term Bond	$1,924,000

Credit Suisse Group	International Equity	$3,649,000
	Short-Term Bond	$1,981,000
	Money Market	$45,000,000

Deutsche Bank	Money Market	$48,000,000
	Balanced	$1,981,000

Goldman Sachs Group, Inc.	Enhanced Income	$420,000
	Intermediate Bond	$690,000
	Short-Term Bond	$990,000
	Money Market	$2,658,000

		Aggregate
		Value of
Regular Broker-Dealers	Fund	Securities
Investment Technology Group, Inc.	Small Cap Value	$8,102,000

JP Morgan Chase & Co.	Balanced	$11,979,000
	Enhanced Income	$1,018,000
	Intermediate Bond	$1,168,000
	High Yield Bond	$729,000
	Large Cap Value	$148,455,000
	Money Market	$45,000,000
	Short-Term Bond	$1,986,000

Lehman Brothers Holdings, Inc.	High Yield Bond	$117,000

Merrill Lynch & Co., Inc.	Balanced	$2,113,000
	Enhanced Income	$215,000
	Intermediate Bond	$456,00
	High Yield Bond	$444,000
	Large Cap Value	$42,421,000
	Short-Term Bond	$2,483,000

Morgan Stanley Dean	Large Cap Growth	$29,000
Witter & Co.	Large Cap Value	$16,579,000
	Money Market	$45,000,000
Index LLC Portfolios
     Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of the Index LLC Portfolios’ portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Index LLC Portfolios, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, an Index LLC Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including an Index LLC Portfolio. In return for such services, BlackRock may cause an Index LLC Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.
     In selecting brokers or dealers to execute portfolio transactions, BlackRock seeks to obtain the best price and most favorable execution for the Index LLC Portfolios, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Index LLC Portfolios.
     BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.
     BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.
     Research-oriented services for which BlackRock might pay with Index LLC Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Index LLC Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by an Index LLC Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     From time to time, an Index LLC Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
     BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for an Index LLC Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
     Each Index LLC Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by an Index LLC Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Index LLC Portfolio are redeemable on a daily basis in U.S. dollars, each Index LLC Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on an Index LLC Portfolio’s portfolio strategies.
     Each Index LLC Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with an Index LLC Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Index LLC Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Index LLC Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of an Index LLC Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, an Index LLC Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the SEC or with interpretations of the SEC staff.
     For the fiscal years ended December 31, 2006, 2007 and 2008, the Small Cap Index Series paid brokerage commissions of $146,505, $116,055 and $118,412, respectively, and paid $217, $0 and $0 in commissions to affiliates in fiscal years ended December 31, 2006, 2007 and 2008, respectively.
     For the fiscal years ended December 31, 2006, 2007 and 2008, the International Index Series paid brokerage commissions of $161,040, $381,040 and $163,741, respectively, and paid $37.809, $69,750 and $41,908 in commissions to affiliates in fiscal years ended December 31, 2006, 2007 and 2008, respectively.
     For the fiscal year ended December 31, 2008, the brokerage commissions paid by the Small Cap Index Series to affiliates represented 0% of the aggregate brokerage commissions paid and involved 0% of the Small Cap Index Series’ dollar amount of transactions involving payment of commissions during the year.
     For the fiscal year ended December 31, 2008, the brokerage commissions paid by the International Index Series to affiliates represented 10.98% of the aggregate brokerage commissions paid and involved 0% of the International Index Series’ dollar amount of transactions involving payment of commissions during the year.
     Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.

     The following table shows the dollar amount of brokerage commissions paid to brokers for providing 28(e) research/brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2008. The provision of 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions
	Paid to Brokers for Providing 28(e)	Amount of Brokerage
Portfolio	Research/Brokerage Services	Transactions Involved
Small Cap Index Series	$28,849	1,116
International Index Series	$3,631	11
     Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Index LLC Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
     Purchases of money market instruments by an Index LLC Portfolio are made from dealers, underwriters and issuers. The Index LLC Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
     BlackRock may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from an Index LLC Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that an Index LLC Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that an Index LLC Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
     Investment decisions for each Index LLC Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
     Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in an Index LLC Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.
     Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.
     Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve an Index LLC Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
     In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as an Index LLC Portfolio is concerned, in other cases it could be beneficial to the Index LLC Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
     An Index LLC Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, The PNC Financial Services Group, Inc. (“PNC”), BlackRock Investments, Inc. (“BII”) or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.
     The portfolio turnover rate of an Index LLC Portfolio is calculated by dividing the lesser of an Index LLC Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Index LLC Portfolio during the year.
     Each Index LLC Portfolio is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Index LLC Portfolio as of the end of its most recent fiscal year. As of December 31, 2008, the following Index LLC Portfolios held the following securities:
Small Cap Index Series

Regular Broker-Dealer	Security	Value
Deutsche Bank	Common Stock	$1,774,562.52
Credit Suisse First Boston	Common Stock	$2,400,335.42
UBS	Common Stock	$3,423,942.91

International Index Series

Regular Broker-Dealer	Security	Value
Knight Securities	Common Stock	$637,925.00
Equity 500 Index Portfolio
     SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments. SSgA FM does not currently use the Equity 500 Index Portfolio’s assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. SSgA FM does not “pay up” for the value of any such proprietary research. SSgA FM may aggregate trades with clients of its affiliate, State Street Global Advisors (“SSgA”), whose commission dollars may be used to generate soft dollar credits. Although SSgA FM’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA..
     Affiliates of SSgA FM may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.
     In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA FM’s other clients. Investment decisions for the Equity 500 Index Portfolio and for SSgA FM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.
     For the fiscal years ended December 31, 2006, 2007, and 2008, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $130,766, $254,741, and $171,936, respectively. For the fiscal years ended December 31, 2006, 2007, and 2008, the Equity 500 Index Portfolio paid $0, $0 and $0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA FM. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.
REDEMPTIONS IN KIND
     Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. For the Master-Feeder Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
NET ASSET VALUE
     It is the policy of the Money Market Funds to attempt to maintain a constant net asset value per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds’ corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The

Money Market Portfolios may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as “P-1” by Moody’s and “F-1” by Fitch, and have received the next highest short-term rating by other Rating Organizations, such as “A-2” by Standard & Poor’s and “P-2” by Moody’s. See “Ratings of Municipal Obligations” and “Ratings of Short-Term Obligations” for further information concerning ratings.
TAX INFORMATION
Taxation of the Funds
     To continue to qualify for treatment as a regulated investment company (“RIC”) under the Tax Code, each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:
•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity, Emerging Markets and International Equity Index Funds) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•	Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and, in the case of the International Equity, Emerging Markets and International Equity Index Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).
     Each Master-Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Master-Feeder Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions by the non-Money Market Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Funds’ Shareholders”) — as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
     Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
     See the part of the next section entitled “Taxation of Certain Investments” for a discussion of the tax consequences to each Fund of certain investments and strategies it or, in the case of a Master-Feeder Fund, its corresponding Portfolio may employ. For easier reading, the term “Portfolio” is used throughout that part (where the context permits) to refer to both a Portfolio (the tax consequences to which generally would “flow-through” to its corresponding Master-Feeder Fund) and a non-Master-Feeder Fund (i.e., a Fund that invests directly instead of through a corresponding Portfolio, to which the tax consequences thus would apply directly).

Taxation of the Portfolios
     The Portfolios and their Relationship to the Master-Feeder Funds. Each Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.
     Because each Master-Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Master-Feeder Fund will be able to satisfy all those requirements.
     Distributions to a Master-Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Master-Feeder Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.
     Taxation of Certain Investments. A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Master-Feeder Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Master-Feeder Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or the proceeds of redemption of a portion of the Master-Feeder Fund’s interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio’s cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Master-Feeder Fund’s investment company taxable income and/or net capital gain.
     If a Portfolio acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, its corresponding Master-Feeder Fund will be subject to federal income tax on the Fund’s share of a portion of any “excess distribution” the Portfolio receives on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. A Master-Feeder Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.
     Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Portfolios that are permitted to invest therein realize in connection therewith. In general, any Fund’s share of (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its (or its corresponding Portfolio’s) business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.
     Dividends and interest the International Equity Fund, the Emerging Markets Fund, and the International Index Series receive, and gains they realize, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

     A Portfolio may invest in certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Tax Code) and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Master-Feeder Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it the Fund.
     Section 988 of the Tax Code also may apply to a Portfolio’s forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
     Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
     When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
     If a Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     The TIPS Fund invests in inflation-indexed securities (also known as inflation-protected securities), on which principal is adjusted based on changes in an inflation index such as the Consumer Price Index. Net positive adjustments to principal value as a result of an increase in the index are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid. Net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of the Fund’s interest income from the security for the current and previous taxable years, with any excess being carried forward to future taxable years. The Fund intends to distribute dividends to its shareholders on a quarterly basis that include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may cause all or a portion of the dividends distributed earlier in the year to be treated as a return of capital.
Taxation of the Funds’ Shareholders
     Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.
     If more than 50% of the value of the total assets of the International Equity Fund, Emerging Markets Fund or International Equity Index Fund (including, as applicable, the share of its corresponding Portfolio’s total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it or, as applicable, its corresponding Portfolio. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund’s (or the Fund’s share of the Portfolio’s) income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
     The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.
DESCRIPTION OF THE TRUST
     The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

     The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR Corporation, (iii) members of the Trust’s Board of Trustees, (iv) employees of TPG/Pharos, (v) members of the Manager’s parent’s Board of Directors; and (iv) any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested. The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the Investor Class benefit from the economies of scale generated by being part of a larger pool of assets. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Advisor Class allows for payments to these intermediaries for providing shareholder services.
     The Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, International Equity, Large Cap Growth, Large Cap Value, Mid-Cap Value, Short-Term Bond, Small Cap Value, Small Cap Value Opportunity, and Treasury Inflation Protected Securities Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.
FINANCIAL STATEMENTS
     The audited financial statements of the following Funds, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended October 31, 2008.

Balanced Fund	International Equity Fund	Small Cap Value Fund
Emerging Markets Fund	Large Cap Growth Fund	Small Cap Value Opportunity Fund
Enhanced Income Fund	Large Cap Value Fund
High Yield Bond Fund	Mid-Cap Value Fund
Intermediate Bond Fund	Short-Term Bond Fund
     The audited financial statements of the following Funds and Portfolios, including the reports of the independent registered public accounting firms (Ernst & Young LLP for the Funds and Equity 500 Index Portfolio and Deloitte & Touche LLP for the Portfolios of the Index LLC), are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund for the period ended December 31, 2008.

International Equity Index Fund	Equity 500 Index Portfolio
S&P 500 Index Fund	Master International Index Series
Small Cap Index Fund	Master Small Cap Index Series
     The audited financial statements of the following Funds and Portfolios, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders of the Money Market Fund, the U.S. Government Money Market Fund and the Treasury Inflation Protected Securities Fund for the period ended December 31, 2008.

Money Market Fund	Money Market Portfolio
U.S. Government Money Market Fund	U.S. Government Money Market Portfolio
Treasury Inflation Protected Securities Fund
OTHER INFORMATION
     This section provides descriptions of certain strategies used by the Funds, including strategies to invest in particular securities and corresponding risks of those strategies. For easier reading, the term “Portfolio” is used throughout this section to refer to both a Portfolio and a non-Master Feeder Fund, unless stated otherwise.
     Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements.
     The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
     Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.
     Bankers’ Acceptances — Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Borrowing Risks — The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund’s return.
     Callable Securities — A Portfolio may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Portfolio would lose the income that would have been earned to maturity on that security, and the proceeds received by the Portfolio may be invested in securities paying lower coupon rates. Thus, a Portfolio’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Portfolio’s total return.
     Cash Equivalents — Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
     Certificates of Deposit — Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.
     Commercial Paper — Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, the Manager considers some convertible securities to be equity equivalents.
     Cover — Transactions using forward contracts, futures contracts, options on futures contracts and written options (“Financial Instruments”) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.
     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
     Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.
     Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Portfolio may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Portfolio to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.
     Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
     Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.
     Emerging Market Risks — The Emerging Markets Fund invests in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii)

uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.
     Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
     The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.
     Eurodollar and Yankeedollar obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
     Exchange-Traded Funds — A Portfolio may purchase shares of exchange-traded funds (ETFs). ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Portfolio ‘s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described below.
     Foreign Debt Securities — The High Yield Bond Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See “Eurodollar and Yankeedollar Obligations” for a further discussion of these risks.
     Foreign Securities — A Portfolio may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce each Portfolio’s rights as an investor.
     A Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on portfolio transactions.
     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
     Forward Foreign Currency Exchange Contracts — The International Equity Fund, International Index Series, and Emerging Markets Fund (the “International Portfolios”) may enter into forward foreign currency exchange contracts (“forward currency contracts”). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
     Forward currency contracts may serve as long hedges — for example, an International Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, an International Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
     The International Portfolios may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the International Portfolios may use forward currency contracts when BlackRock or a sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
     The International Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.
     The International Portfolios may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which BlackRock or the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
     In addition, an International Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency that BlackRock or a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Portfolio’s exposure to foreign currency exchange rate fluctuations.
     The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
     Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
     Full Faith and Credit Obligations of the U.S. Government — Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.
     Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio and Index LLC Portfolios is explained further under “Index Futures Contracts and Options on Index Futures Contracts.”
     The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio’s obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
     Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
     Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.
     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
     If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
     To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (“CFTC”)), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio’s assets that are at risk in futures contracts.
     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by SSgA FM, BlackRock or a sub-advisor may still not result in a successful transaction.
     In addition, futures contracts entail risks. Although SSgA FM, BlackRock or a sub-advisor may believe that use of such contracts will benefit a particular Portfolio, if that investment advisor’s investment judgment about the general direction of, for example, an index is incorrect, a Portfolio’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.
     General Obligation Bonds — General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.
     Illiquid Securities — Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, that Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Manager or the sub-advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.
     Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     Index Futures Contracts and Options on Index Futures Contracts — The Balanced Fund, Emerging Markets Fund, International Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Value Opportunity Fund, Index LLC Portfolios, and Equity 500 Index Portfolio (the “Portfolios”) may invest in index futures contracts, options on index futures contracts and options on securities indices.
     Index Futures Contracts - U.S. futures contracts trade on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.
     At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.
     Options on Index Futures Contracts — The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.
     The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
     The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
     The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
     The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.
     Futures Contracts on Stock Indices — The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This investment technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.
     In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.
     Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.
     Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio’s total assets.
     Options on Securities Indices - The Portfolios may write (sell) covered call and put options to a limited extent on an index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.
     By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.
     Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
     The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios’ activities in index options also may be restricted by the requirements of the Tax Code with which the Master-Feeder Funds must comply to continue to qualify as a RIC.
     The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     Because options on securities indices require settlement in cash, SSgA FM, BlackRock or the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.
     Options on Stock Indices — A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.
     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
     Inflation-Indexed Securities — Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.
     In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.
     Changes in market expectations for real interest rates may result in volatility in the Treasury Inflation Protected Securities Fund’s share price. There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.
     Interfund Lending — Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
     The credit facility will reduce the Funds’ potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds’ need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.
     Junk Bonds — Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the Rating Organizations. For example, Moody’s and Standard & Poor’s rates them below Baa and BBB, respectively. Please see “Ratings of Long-Term Obligations” below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.
     Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.
     Loan Participation Interests — Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.
     Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.
     Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, to vote proxies.
     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.
     The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate. The Money Market Funds do not currently engage in securities lending.
     Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.
     Collateralized Mortgage Obligations (“CMOs”) — CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.
     Mortgage Pass-Through Securities — Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.
     On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.
     Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.
     Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
     (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) — GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.
     (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”) — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.
     (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.
     (4) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
     Municipal Lease Obligations (“MLOs”) — MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.
     Options — The Enhanced Income Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see “Cover.”
     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.
     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Other Investment Company Securities — A Portfolio at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
     Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
     Private Activity Bonds — PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See “Tax Information — Taxation of the Funds’ Shareholders.”
     Ratings of Long-Term Obligations — The Portfolios utilize ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.
     Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond. The High Yield Bond Fund’s sub-advisor will monitor the Fund’s holdings on a continuous basis to assess those factors not reflected in the credit rating. Therefore, the achievement of the High Yield Bond Fund’s investment objective will be more dependent on the sub-advisor’s research abilities than if the High Yield Bond Fund invested primarily in higher-rated securities.
     The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA, AA, A and BBB. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     DBRS’ ratings of BB, B, CCC, CC, C and D are considered speculative and non-investment grade. Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations. Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Long-term debt rated CCC, CC or C is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.
     Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.
     Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.
     Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.
     The DBRS short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating. Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities. Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry. Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry. Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions. Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile. Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions. Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present. Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     Recent Market Events — Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
     Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Portfolio.
     Repurchase Agreements — A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.
     Each Portfolio may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, the sub-advisor, the Equity 500 Index Portfolio Board or the Index LLC Board, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.
     Reverse Repurchase Agreements — The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.
     Resource Recovery Obligations — Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.
     Revenue Obligations — Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.
     Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.
     Section 4(2) Securities — Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.
     The Board, the Master Trust Board, the Equity 500 Index Portfolio Board, the Index LLC Board, and the applicable sub-advisor will carefully monitor the Portfolios’ investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
     Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio investing in STRIPs will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.
     Short Sales — In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager, BlackRock or a sub-advisor may sell a security a Portfolio does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Index Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.
     Swap Agreements — The Treasury Inflation Protected Securities Fund may invest in interest rate swap agreements to increase or decrease its exposure to interest rate changes. Considered a derivative, a swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a few weeks to more than one year whereby the two parties agree to exchange payments based on changes in the value of a specified index, rate or other instrument. In an interest rate swap, one party agrees to exchange with another party its commitment to pay or receive interest. For example, a party may exchange floating rate interest payments for fixed rate interest payments with respect to a designated principal amount.
     Typically, the payment dates for both parties are the same, so the agreement will usually call for the two payments to be netted against each other, and the net amount only is paid to the party entitled to the higher amount. Therefore, the Fund’s rights/obligations with regard to such swap agreements will be limited to the net amount to be received/paid under the terms of the agreement.
     The Treasury Inflation Protected Securities Fund may also enter caps, floors and collars, which are particular variations on swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and selling a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.
     The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. If a sub-advisor to the Fund incorrectly forecasts interest rate changes, interest rate swaps based upon those expectations may result in losses for the Fund. The counterparty to a swap agreement may default on its obligations to the Fund. To mitigate this risk, the Fund will only enter swap agreements with counterparties considered by the Manager or applicable sub-advisor to be at minimum risk of default. In addition, swaps may be considered illiquid investments; see “Illiquid Securities” for a description of liquidity risk. The swaps market is relatively new and unregulated. The introduction of new regulation or other developments may affect the Fund’s ability to receive payments or complete its obligations under existing swap agreements.
     Synthetic Convertible Securities — The sub-advisor to the Enhanced Income Fund may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
     The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

     The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.
     Tax, Revenue or Bond Anticipation Notes — Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.
     Terrorism Risks — Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Portfolio service providers and the Portfolios’ operations.
     U.S. Government Securities — U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
     U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.
     Variable or Floating Rate Obligations — A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.
     Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:
     (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
     As used above, an obligation is “subject to a demand feature” when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.
     Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.
     When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. These transactions enable a Portfolio to “lock-in” what the Manager, BlackRock, SSgA FM, or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Portfolio may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
     Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

APPENDIX A
PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND MASTER TRUST
AMERICAN BEACON MASTER TRUST
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended November 17, 2008
Preface
     Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
     The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.
     For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.
Domestic Funds — Procedures
     1. Voting —The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.
     Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.
     2. Conflicts of Interest — The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

APPENDIX A
          a. Proxies for Affiliated Funds — Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees’ recommendations in the proxy statement.
          b. Business / Personal Connections of the Manager — The Manager is minority owned by AMR Corporation, which is a publicly-traded corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.
          The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          c. Business / Personal Connections of the Subadvisers — Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.
     3. Securities on Loan — The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
Domestic Funds — Policies
     1. Routine Proposals — Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:
A. Location of annual meeting
B. Employee stock purchase plan
C. Appointment of auditors
D. Corporate strategy
E. Director indemnification and liability protection
F.Reincorporation
     The Funds’ policy is to support management on these routine proposals.
     2. Social, Political and Environmental Proposals — Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

A-2

APPENDIX A
     3. Shareholder Equality Proposals — Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:
          A. Anti-greenmail — Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.
          B. Fair price provisions — Provisions that guarantee an equal price to all shareholders will be supported.
     4. Non-routine proposals — Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.
     Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.
     Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.
     The following are specific issues that directly impact the financial interest of the shareholders.
          A. Board of Directors
               a. Uncontested elections — The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.
               b. Contested elections — will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.
               c. Independent compensation committee — an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.
               d. Independent nominating committee — The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.
               e. Classified boards — A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards, unless an independent board proposes to declassify itself, in which case the Funds will support management.
               f. Cumulative voting — Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

A-3

APPENDIX A
     g. Independent boards — The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.
     h. Separate chairman, CEO positions — Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.
     Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.
     i. Minimum director stock / fund ownership — proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.
     Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.
     The Funds will not support proposals for minimum director stock ownership.
     j. Majority vote to elect directors — Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.
     The Funds will support proposals for a majority vote requirement to elect directors.
     k. Increase/decrease size of board — The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.
     l. Limit number of boards served — The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.
     m. Term limits — Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

A-4

APPENDIX A
               The Funds will not support proposals to institute term limits.
          B. Executive / Director compensation
               a. Incentive/Stock option plans (establish, amend, add) — proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.
               Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.
               If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:

•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options

               b. Discounted stock options — options that may be exercised at prices below the stock’s fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.
               c. Exchange of underwater options — options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.
               d. Cap or limit executive and director pay — The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.
               e. Link pay to performance — Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance. However, the Funds will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.
               f. Golden parachute provisions — provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.
               However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.
               Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation,

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APPENDIX A
payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.
                    g. Executive incentive bonus plans — Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.
                    Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.
                    Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
                    h. Supplemental executive retirement plans (SERPs) — Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers..
                    Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.
                    Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
                    i. Shareholder Proposal Regarding Advisory Vote on Executive Compensation — Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table. The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.
                    If the board is independent, the Funds will support management. All other proposals will be decided on a case-by-case basis.
               C. RIC Contracts and Policies
                    a. Investment Advisory Contracts — All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.
                    b. Distribution Plans — All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.
                    c. Fundamental Objectives / Policies — All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.
               D. Confidential voting — The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure

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APPENDIX A
will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.
               E. Supermajority-voting provisions — Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.
               Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.
               The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.
               F. Right to call a special meeting — Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting. Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.
               Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.
               The Funds will support these proposals if proposed by management and the board is independent. However, if proposed by shareholders, the Funds will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.
               G. Anti-takeover proposals — Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.
                    a. Poison pills (Shareholder rights plans) — protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.
                    b. Preemptive rights — enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.
                    c. Fair pricing provisions — require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.
                    d. Dual class voting provisions — create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.
               H. Stock related proposals
                    a. Increase authorized common/preferred stock — A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split,

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APPENDIX A
acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.
               If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.
               b. Targeted share placements — the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.
               Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.
               All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.
               I. Mergers, Acquisitions, Restructurings — These transactions involve fundamental changes in the structure and allocation of a company’s assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.
               All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.
          5. Other Business — The Funds will support management with respect to “Other Business.”
          6. Adjourn Meeting — The Funds will support management with respect to proposals to adjourn the shareholder meeting.
All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.
Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.
International Funds — Procedures
          1. Voting — The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.
          2. Conflicts of Interest — Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

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APPENDIX A
               If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.
All Funds — Other Procedures
          1.Recordkeeping — Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.
          2. Disclosure — The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
          3. Board Oversight — On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

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APPENDIX B
PROXY VOTING POLICIES – INTERNATIONAL EQUITY AND EMERGING MARKETS FUND SUB-ADVISORS
Causeway Capital Management LLC
Summary of Proxy Voting Policies and Procedures
          Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally opposes cumulative voting and votes against anti-takeover mechanisms and attempts to classify boards of directors. Causeway votes other matters — including equity-based compensation plans — on a case-by-case basis.
          Causeway’s interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway will either (i) obtain instructions or consent from the client on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, will follow the recommendation of a third party proxy voting consultant unaffiliated with Causeway, such as Institutional Shareholder Services.
          Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, a client’s non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
Lazard Asset Management LLC
Summary of Proxy Voting Policies
A. Introduction
     Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard” provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

APPENDIX B
B. Responsibility to Vote Proxies
     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
     As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.
C. General Administration
          1. Overview
     Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.
          2. Role of Third Parties
     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
          3. Voting Process
     Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.
          In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in

APPENDIX B
which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
          Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)
D. Specific Proxy Items
     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline. Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.
          1. Routine Items
          Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
• routine election or re-election of directors;
• appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
• issues relating to the timing or conduct of annual meetings; and
• name changes.
          2. Corporate Governance and Shareholder Rights Matters
          Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
                    a. Board of Directors and Its Committees
          Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:
• For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

APPENDIX B
• For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;
• On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;
• For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;
• For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;
• For proposals seeking to de-classify a board and Against proposals seeking to classify a board;
• On a case-by-case basis on all proposals relating to cumulative voting;
• Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.
• Against shareholder proposals seeking union or special-interest representation on the board;
• Against shareholder proposals seeking to establish term limits or age limits for directors;
• On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;
• Against shareholder proposals seeking to establish director stock-ownership requirements; and
• Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.
                    b. Anti-takeover Measures
        Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:
• Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
• On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;
• Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;
• Against “blank check” preferred stock; and
• On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
                    c. Conduct of Shareholder Meetings
          Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
• Against proposals to adjourn meetings;
• Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
• For proposals providing for confidential voting;
• Against efforts to eliminate or restrict right of shareholders to act by written consent;
• Against proposals to adopt supermajority vote requirements, or increase vote requirements, and
• On a case-by-case basis on changes to quorum requirements.
          3. Changes to Capital Structure
        Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

APPENDIX B
• For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
• For stock splits and reverse stock splits;
• On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
• On a case-by-case basis on management proposals to issue a new class of common or preferred shares;
• For management proposals to adopt or amend dividend reinvestment plans;
• Against changes in capital structure designed to be used in poison pill plans; and
• On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
         4. Stock Option Plans and Other Executive Compensation Issues
          Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
• On a case-by-case basis regarding all stock option plans;
• Against restricted stock plans that do not involve any performance criteria;
• For employee stock purchase plans;
• On a case-by-case basis for stock appreciation rights plans;
• For deferred compensation plans;
• Against proposals to approve executive loans to exercise options;
• Against proposals to re-price underwater options;
• On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
          5. Mergers and Other Significant Transactions
     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
          6. Social and Political Issues
              Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors. Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti- discrimination policies.
E. Voting Non-U.S. Securities
     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio

APPENDIX B
Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
     There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
F. Conflicts of Interest
          1. Overview
          Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
          Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
• Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
• Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;
• Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
• A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
         2. General Policy and Consequences of Violations
         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
         3. Monitoring for Conflicts and Voting When a Material Conflict Exists
         Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

APPENDIX B
                    a. Where Approved Guideline Is For or Against
          Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether an actual or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.
          If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
                    b. Where Approved Guideline Is Case-by-Case
          In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’ Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.
G. Other Matters
          1. Issues Relating to Management of Specific Lazard Strategies
          Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases

APPENDIX B
ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.
          Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
          Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
          2. Stock Lending
          As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H. Review of Policy
          The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
The Bank of New York Mellon Corporation (parent company of The Boston Company Asset Management, LLC)
Summary of Proxy Voting Policy and Procedures
          Adviser, through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Adviser generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.
          Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

APPENDIX B
          All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
          In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.
          Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.
Morgan Stanley Investment Management Inc.
Proxy Voting Policy And Procedures
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

APPENDIX B
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
     A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.	Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director

APPENDIX B
as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and

APPENDIX B
recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.
1.	We generally support the following:
•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

APPENDIX B
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

APPENDIX B
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

APPENDIX B
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made

APPENDIX B
available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
APPENDIX B
The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)
1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an ad hoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

APPENDIX B
Templeton Investment Counsel, LLC
Proxy Voting Policies & Procedures
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	An Access Person[3] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	“Access Person” shall have the meaning provided under the current Code of ethics of Franklin Resources, Inc.

APPENDIX B
5.	A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member[4] of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.
Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.
The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.
The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant

[4]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

APPENDIX B
to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to

APPENDIX B
shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.
Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.
Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

APPENDIX B
Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:
1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

APPENDIX B
5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:
•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

APPENDIX B
•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

APPENDIX C
PROXY VOTING POLICIES AND PROCEDURES — INDEX PORTFOLIOS
Quantitative Master Series LLC (“Index LLC”)
The Index LLC’s Board of Directors has delegated to the Index LLC investment adviser authority to vote all proxies relating to the Index LLC’s portfolio securities. The Index LLC investment adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Index LLC’s portfolios. Pursuant to these Proxy Voting Procedures, the Index LLC investment adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Index LLC portfolio and its shareholders, and to act in a manner that the Index LLC investment adviser believes is most likely to enhance the economic value of the securities held by the Index LLC portfolio. The Proxy Voting Procedures are designed to ensure that the Index LLC investment adviser considers the interests of its clients, including the Index LLC portfolios, and not the interests of Index LLC investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Index LLC investment adviser’s interest and those of the Index LLC investment adviser’s clients are properly addressed and resolved.
In order to implement the Proxy Voting Procedures, the Index LLC investment adviser has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of the BlackRock’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the BlackRock’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate The Committee will also include two non-voting representatives from the Index LLC investment adviser’s Legal department appointed by the Index LLC investment adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Index LLC investment adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Index LLC investment adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Index LLC investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Index LLC portfolio, that have delegated proxy voting authority to the Index LLC investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Index LLC investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.
The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Index LLC investment adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Index LLC investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Index LLC portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Index LLC investment adviser will generally seek to vote proxies over which the Index LLC investment adviser exercises voting authority in a uniform manner for all the Index LLC investment adviser’s clients, the Committee, in conjunction with an Index LLC portfolio’s portfolio manager, may determine that the Index LLC portfolio’s specific circumstances require that its proxies be voted differently.
To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Index LLC investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Index LLC portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

APPENDIX C
The Index LLC investment adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Index LLC investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Index LLC investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of an Index LLC portfolio.
From time to time, the Index LLC investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Index LLC investment adviser (each, an “Affiliate”), or a money management or other client of the Index LLC investment adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Index LLC investment adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Index LLC investment adviser’s clients.
In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Index LLC investment adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Index LLC investment adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Index LLC investment adviser’s normal voting guidelines or, on matters where the Index LLC investment adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Index LLC investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Index LLC investment adviser’s fiduciary duties.
In addition to the general principles outlined above, the Index LLC investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Index LLC investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in an Index LLC portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.
The Index LLC investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may

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look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Index LLC voted proxies relating to securities held in the Index LLC’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.BlackRock.com and (2) on the Commission’s web site at http://www.sec.gov.

State Street Master Funds
State Street Institutional Investment Trust
Proxy Voting Policy and Procedures
Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegate’s authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

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1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as Amended October 1, 2008 necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.
From time to time, proxy votes will be solicited which fall into one of the following categories:
(i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy

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or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
I. Generally, FM votes for the following ballot items:
Board of Directors

•	Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties[1]*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors of auditors with respect to actions taken by them during the previous year.

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•	Elimination of cumulative voting

•	Establishment of confidential voting

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[2]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income * Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors of auditors with respect to actions taken by them during the previous year.

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to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the Amended October 1, 2008 proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•	General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval Other

•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision

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II. Generally, FM votes against the following items:
Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

o	it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o	it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

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•	Adjournment of Meeting to Solicit Additional Votes

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”) Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value
We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy

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voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.
As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.
In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

C-10

APPENDIX C
Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

C-11

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2009

AMERICAN BEACON FUNDSSM	AMERICAN BEACON MILEAGE FUNDSSM

Cash Management Class	Mileage Class®

Money Market Fund	Money Market Mileage Fund
U.S. Government Money Market Fund

(each individually, a “Fund” and collectively, the “Funds”)
     This Statement of Additional Information (“SAI”) should be read in conjunction with a Cash Management Class or a Mileage Class prospectus dated March 1, 2009, as supplemented, (individually, a “Prospectus”), copies of which may be obtained without charge by calling (800) 388-3344 for a Cash Management or a Mileage Class Prospectus or by visiting www.americanbeaconfunds.com. This SAI is incorporated herein to the Funds’ Prospectuses. In other words it is legally a part of each Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.
     The American Beacon Money Market Funds’ and the American Beacon Money Market Mileage Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2008 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 388-3344.

Organization and History of the Funds	1
Non-Principal Investment Strategies and Risks	2
Investment Restrictions	3
Disclosure of Portfolio Holdings	4
Trustees and Officers of the Trusts and the Master Trust	5
Code of Ethics	9
Proxy Voting Policies	9
Control Persons and 5% Shareholders	9
Management, Administrative and Distribution Services	10
Other Service Providers	12
Portfolio Securities Transactions	13
Redemptions in Kind	13
Net Asset Value	13
Tax Information	13
Description of the Trusts	15
Financial Statements	15
Other Information	15
Appendix A: Proxy Voting Policy and Procedures for the Trusts	A-1

ORGANIZATION AND HISTORY OF THE FUNDS
     Each Fund is a separate investment portfolio of either the American Beacon Funds (the “Beacon Trust”) or the American Beacon Mileage Funds (the “Mileage Trust”). The Beacon Trust and the Mileage Trust (collectively the “Trusts”) are no-load, open-end, diversified management investment companies. The Trusts were organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. Each Fund constitutes a separate investment portfolio with a distinct purpose and strategy. A Fund may consist of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates only to the Cash Management Class of the Beacon Trust and the Mileage Class of the Mileage Trust.

     Each Fund invests all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective. Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a “Portfolio” and, collectively, the “Portfolios”) of the American Beacon Master Trust (the “Master Trust”), a separate investment company managed by American Beacon Advisors, Inc. (the “Manager”).
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Each Fund may:
1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).
3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Funds do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.
4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Funds will not invest more than 10% of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Master Trust Board of Trustees (“Master Trust Board”), that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

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INVESTMENT RESTRICTIONS
     Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio of the Master Trust:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
     All other fundamental and non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the Master Trust Board, it applies equally to each Fund and the Beacon Trust’s Board of Trustees (“Beacon Board”) and the Mileage Trust’s Board of Trustees (“Mileage Board”), as applicable.
     In addition to the investment objectives noted in the Prospectus, the following nine restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act, and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders’ meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund’s votes representing that Fund’s shareholders not voting will be voted by the Beacon Board and the Mileage Board in the same proportion as those Fund shareholders who do, in fact, vote.
     No Portfolio of the Master Trust may:
1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.
2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, a Portfolio may be deemed an underwriter under federal securities law.
4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Portfolio’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio’s total assets.

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8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.
The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuer of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).
     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
     The following non-fundamental investment restrictions apply to each Fund and Portfolio and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to the Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:
1. Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities).
     All Funds and Portfolios of the Master Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, each Money Market Fund or the Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the U.S. Government Money Market Portfolio and each U.S. Government Money Market Fund or the U.S. Government Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio. A Fund or Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Portfolios publicly disclose portfolio holdings information as follows:

1.	a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders and in publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.	a complete list of holdings for each Portfolio as of the end of each business day on the Funds’ website and in sales materials on the following business day.

     Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Portfolios. The Funds and Portfolios have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the Portfolios does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolios, the Funds and their shareholders. As noted above, a complete list of each Portfolio’s holdings is posted to the Funds’ website on a daily basis on the following business day. Selective disclosure of holdings information for the Portfolios as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic Portfolio holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Portfolios under certain circumstances.
Third Party Service Providers. The Portfolios have ongoing arrangements with a variety of third party service providers that require access to Portfolio holdings to provide services necessary to the Portfolios’ and Funds’

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operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The Portfolios have determined that selective and complete disclosure of holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: custodian and sub-custodian banks, auditors, securities lending agents, pricing services, consultants, financial intermediaries, the distributor and Fund counsel. The service providers have a duty to keep the Portfolios’ nonpublic information confidential either through written contractual arrangements with the Portfolios, the Funds or the Manager or by the nature of their role with respect to the Portfolios and Funds.
     Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Funds’ portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Funds and Portfolios in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Funds and Portfolios requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds and Portfolios do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds and Portfolios would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.
     Rating and Ranking Organizations. The Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Portfolios have arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Bloomberg	Morningstar
Lipper/Reuters	Standard & Poor’s Ratings Services
Moody’s Investors Service	Thomson Financial Research
     The rating and ranking organizations receiving holdings information prior to disclosure on the Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Portfolios withhold disclosure of holdings information until the day following disclosure on the Funds’ website.
TRUSTEES AND OFFICERS OF THE TRUSTS AND THE MASTER TRUST
     The Beacon Board, the Mileage Board and the Master Trust Board provide broad supervision over each Trust’s affairs. The Manager is responsible for the management and the administration of each Trust’s assets, and each Trust’s officers are responsible for the respective Trust’s operations. The Trustees and officers of the Trusts and the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Master Trust, the Beacon Trust, the Mileage Trust, and the American Beacon Select Funds.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until
removal, resignation or
retirement*

Alan D. Feld** (72)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Select Funds (1999-Present).

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Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES
Term
Lifetime of Trust until
removal, resignation or
retirement*

W. Humphrey Bogart (64)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (48)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Trustee, Trinity Valley School (2003-2004); Member, Trinity Valley School Endowment Committee (2004- Present); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (65)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009- Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), the Dallas Opera Foundation; Chairman (2006-Present) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Select Funds (2004-Present.

R. Gerald Turner (63)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (66)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Advisory Director, Comerica Texas (1987-Present); Immediate Past Chairman (2008-2010) and Board Member (2003-Present), Dallas Citizens Council; Director, Baylor Health Care System Foundation (2007-Present); State Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Trustee, American Beacon Select Funds (2008-Present).

Eugene J. Duffy (54)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (68)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Select Funds (2008-Present).

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Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS
Term
One Year

William F. Quinn (61)	President since 2008

Executive Vice President
from 2007 to 2008

President of Beacon Trust
from 1987 to 2007 and
Master and Mileage Trusts
from 1995 to 2007

Trustee of Beacon Trust
from 1987 to 2008 and
Master and Mileage Trusts
	from 1995 to 2008	Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present) Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rosemary K. Behan (50)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004).

Brian E. Brett (48)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt L. Crumpler (42)	VP since 2007	Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (55)	VP of Trust since 1989 and Master Trust since 1995	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (42)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (37)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager.
     The Trusts have an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline (Chair) and Messrs. Zucconi and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trusts, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trusts’ Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trusts and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trusts’ financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trusts’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trusts’ independent auditors; (d) to oversee the Trusts’ compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trusts’ compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trusts’ Chief Compliance Officer in connection with his or her implementation of the Trusts’ Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2008.
     The Trusts have a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee

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in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met seven times during the fiscal year ended December 31, 2008.
     The Trusts have an Investment Committee that is comprised of Messrs. Bogart (Chair) and Duffy. Mr. Massman, as Chairman of the Trust serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal year ended December 31, 2008.
     The Trustees who owned shares of any Fund are listed in the following table with the dollar range of their ownership in such Fund(s) the Trusts as a whole, and all registered investment companies overseen by the Trustees within the same family of investment companies as of the calendar year ended December 31, 2008.

INTERESTED
Feld
Money Market	None
U.S. Gov’t Money Market	Over $100,000
Beacon Trust on an Aggregate Basis	Over $100,000
Money Market Mileage	None
Mileage Trust on an Aggregate Basis	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
Money Market	$1-$10,000	None	None	None	None	None	None
U.S. Gov’t Money Market	None	None	None	None	None	None	None
Beacon Trust on an Aggregate Basis	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	None	None	$10,001-$50,000
Money Market Mileage	None	None	None	None	None	None	None
Mileage Trust on an Aggregate Basis	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	None	None	$10,001-$50,000

     As compensation for their service to the Trusts, the American Beacon Select Funds (the “Select Funds”) and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.
     Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman receives an additional annual payment of $15,000. Total compensation (excluding reimbursements) is reflected in

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the following table for the fiscal year ended December 31, 2008. The compensation amounts below include flight service charges previously paid by the Trusts, Master Trust and Select Funds to American Airlines, Inc.

	Aggregate	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Compensation	Benefits Accrued as	From the Trusts, Select
	From the	From the	Part of the Trusts’	Funds and Master Trust
Name of Trustee	Beacon Trust	Mileage Trust	Expenses	(23 Funds)
	INTERESTED TRUSTEES
Alan D. Feld	$59,850	$66	$0	$101,208

	NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$56,438	$63	$0	$95,438
Brenda A. Cline	$60,103	$67	$0	$101,635
Thomas M. Dunning	$19,219	$21	$0	$32,500
Eugene J. Duffy	$19,219	$21	$0	$32,500
Richard A. Massman	$67,090	$74	$0	$113,450
Stephen D. O’Sullivan	$30,307	$34	$0	$51,250
R. Gerald Turner	$58,455	$65	$0	$98,849
Paul J. Zucconi	$19,219	$21	$0	$32,500

     The Boards have adopted an Emeritus Trustee and Retirement Plan “Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008 may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.
     A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
CODE OF ETHICS
     The Manager and the Trusts have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, each Code requires employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
     From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds’ shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy. Each Fund’s proxy voting record for annual periods ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
     Set forth below are the entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of January 31, 2009, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a

9

group, own 8.00% of the fund shares outstanding for the Money Market Fund (Mileage Class) and 25.88% of the fund shares outstanding for the U.S. Government Money Market Fund (Cash Management Class). All Trustees and officers, as a group, own less than 1% of all other classes of the Funds shares outstanding.

		Cash
		Management
Money Market Fund	Total Fund	Class
The Bank of New York FBO Hercules Redevelopment Agency	24%	26%
Reimbursement Fund 111 Civic DR Hercules, CA 94547-1771
The Bank of New York FBO Hercules Redevelopment Agency	29%	31%
Project Fund 111 Civic DR Hercules, CA 94547-1771
Hercules Redevelopment Agency RDA 2005 Tabs	13%	14%
111 Civic DR Hercules, CA 94547-1771
Tulare County Treasurer	7%	8%
221 S Mooney BLVD RM 103E Visalia, CA 93231-4545
Bank of New York Trust CO NA TTEE	11%	12%
For the Hercules Redevelopment Agency 2007 A Project Fund 700 S. Flower ST STE 500 Los Angeles, CA 90017-4107

*	Denotes record owner of Fund shares only

		Cash
		Management
U.S. Government Money Market Fund	Total Fund	Class
Maril & Co. FBO INTRUST Bank NA	73%	74%
11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638
RBC Capital Markets Corp. FBO	15%	16%
Anne S. Feld 4235 Bordeaux Dallas, TX 75205-3717
RBC Captial Markets Corp FBO Alan D Feld	5%	5%
c/o Akin Gump Hauer & Feld 1700 Pacific Ave. STE 4100 Dallas, TX 75201-4624

*	Denotes record owner of Fund shares only

Money Market Mileage Fund	Total Fund
William F. Quinn & Doreen J. Quinn	8%
1108 Loch Lomond Ct. Arlington, TX 76012-2726
Steven D. Blecher	6%
19 Horseguard Lane Scarsdale, NY 10583-2310
Coleman M. Brandt & Grace L. Brandt	9%
240 Riverside Blvd., Apt. 12A New York, NY 10069-1030

*	Denotes record owner of Fund shares only

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
     The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc (“Lighthouse”). Lighthouse Holdings, Inc. is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trusts and the Master Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trusts and the Master Trust with

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office space, office equipment and personnel necessary to manage and administer the Trusts’ operations. This includes:

•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.

     Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the investment advisors; and any extraordinary expenses of a nonrecurring nature.
     As compensation for providing management services, each Portfolio pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.09% of its net assets. The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. Management fees for the fiscal years ended December 31, 2006, 2007 and 2008 were approximately $10,908,000, $16,873, and 11,793,000, respectively. Because the Portfolios are advised solely by the Manager, the Manager retained this entire amount. No management fees were reduced by the Manager in relation to the Portfolios.
     In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the last three fiscal years were approximately as follows. These amounts include payments by funds and classes of the Beacon Trust not included in this SAI.

	Fiscal Years Ended December 31,
	2006	2007	2008
Beacon Trust	$885,000	$1,483,000	$1,941,000
Mileage Trust	$2,674,000	$978,000	$46,000

     The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid 0.25% per annum of the average daily net assets of each Mileage Trust Fund for distribution-related services, including costs of advertising and American Airlines® AAdvantage® travel award program miles (“AAdvantage Miles”)1. The Manager will receive these fees regardless of the amount of the Manager’s actual expenses related to distribution efforts on behalf of the Mileage Trust Funds. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Mileage Trust Funds. The Manager anticipates that the distribution plan will benefit shareholders by providing the means for shareholders to receive AAdvantage Miles. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended December 31, 2006, 2007, and 2008 were approximately $1,071,000, $434,000, and $116,000, respectively. During the fiscal years ended December 31, 2006, 2007, and 2008, the Manager waived distribution fees in the amount of approximately $59,900, $16,702, and $1,700, respectively.
     The Cash Management Class has adopted an Administrative Services Plan (the “Plan”). The Plan provides that each Fund’s Cash Management Class will pay 0.07% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Cash Management Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Cash Management Class Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan. The primary expenses expected to be incurred under the

[1]	American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

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Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.
     The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
     Foreside Fund Services, LLC, (“Foreside”) located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of the shares of the Trusts, the American Beacon Mileage Funds, and the American Beacon Select Funds.
     The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
     Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services, which may include, but is not limited to some or all of the following: advertising and marketing campaigns for the Funds; granting personnel of the Manager reasonable access to a Financial Intermediary’s personnel responsible for recommending the Funds; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; and explaining to clients the features and characteristics of the Funds. In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences. The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
     Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.
     In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Manager may differ depending on the Fund. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
     The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Funds with respect to those assets.
OTHER SERVICE PROVIDERS
     The transfer agent for the Trust is State Street Bank and Trust Company (“State Street”), located in Boston, Massachusetts, who provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 333 W. 11th Street, Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the Master Trust and the Funds. The independent registered public accounting firm for the Funds and the Master Trust is Ernst & Young LLP, located at Suite 1500, 2100 Ross Avenue, Dallas, Texas.

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PORTFOLIO SECURITIES TRANSACTIONS
     In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio’s net asset value), and other information provided to the applicable Fund, Portfolio, or the Manager, provided, however, that the Manager determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.
REDEMPTIONS IN KIND
     Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
NET ASSET VALUE
     It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund’s corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds’ corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Master Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two nationally recognized statistical rating organizations (“Rating Organizations”), such as “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) and “F-1” by Fitch Ratings, and have received the next highest short-term rating by other Rating Organizations, such as “A-2” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and “P-2” by Moody’s. See “Ratings of Municipal Obligations” and “Ratings of Short-Term Obligations” for further information concerning ratings.
TAX INFORMATION
Taxation of the Funds
     To continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:
o	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or certain other income derived with respect to its business of investing in such stock, securities or currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

o	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

13

o	Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss) and net tax-exempt interest (“Distribution Requirement”).
     Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
     Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Taxation of the Portfolios
     Each Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.
     Because each Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.
     Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.
Taxation of the Funds’ Shareholders
     Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distribution during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
     If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.
     The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

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DESCRIPTION OF THE TRUSTS
     The Beacon Trust, organized on January 16, 1987, and the Mileage Trust, organized on February 22, 1995, are entities of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. Each Trust has not engaged in any other business.
     The Cash Management Class was created for institutional investors. The following individuals are eligible for purchasing shares of the Cash Management Class with an initial investment below the minimums of $10 million for the Money Market Fund and $2 million for the U.S. Government Money Market Fund: (i) employees of the Manager, (ii) officers and directors of AMR Corporation and (iii) members of the Trusts’ Board of Trustees, (iv) employees of TPG and Pharos, and (v) members of Lighthouse’s Board of Directors. The Mileage Class was created for individual investors wishing to receive AAdvantage Miles.
FINANCIAL STATEMENTS
     The audited financial statements of the Money Market Fund and U.S. Government Money Market Fund and the Portfolios, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended December 31, 2008. The audited financial statements of the Money Market Mileage Fund and the Portfolios, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Mileage Funds’ Annual Report to Shareholders for the period ended December 31, 2008.
OTHER INFORMATION
     This section provides descriptions of certain strategies used by the Funds, including strategies to invest in particular securities and corresponding risks of those strategies. For easier reading, the term “Portfolio” is used throughout this section to refer to both a Portfolio and a non-Master Feeder Fund, unless stated otherwise.
     Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit -card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements.
     The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
     Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.
     Bankers’ Acceptances — Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is

15

then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Callable Securities — A Portfolio may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Portfolio would lose the income that would have been earned to maturity on that security, and the proceeds received by the Portfolio may be invested in securities paying lower coupon rates. Thus, a Portfolio’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Portfolio’s total return.
     Cash Equivalents — Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
     Certificates of Deposit — Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.
     Commercial Paper — Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
     Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.
     Eurodollar and Yankeedollar obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
     Full Faith and Credit Obligations of the U.S. Government — Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.
     General Obligation Bonds — General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

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     Illiquid Securities — Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, that Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Manager or the sub-advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.
     Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     Interfund Lending — Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
     The credit facility will enhance the ability of the Funds to earn higher rates of interest on their short-term lending.
     Loan Participation Interests — Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.
     Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified

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loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.
     Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Master Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Master Trust Board to vote proxies.
     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Master Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.
     The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Master Trust Board.
     Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.
     Collateralized Mortgage Obligations (“CMOs”) — CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.
     Mortgage Pass-Through Securities — Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.
     On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage

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availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.
     Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.
     Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
     (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) — GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.
     (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”) — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.
     (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.
     (4) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

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     Municipal Lease Obligations (“MLOs”) — MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.
     Other Investment Company Securities — A Portfolio at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
     Private Activity Bonds — PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
     Ratings of Long-Term Obligations — The Portfolios utilize ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.
     The two highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The two highest Standard & Poor’s ratings for long-term obligations are AAA and AA. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     The two highest ratings for long-term obligations by Fitch Ratings are AAA and AA. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     The two highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA and AA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and ”-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

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     Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) rated that has a strong ability to repay short-term debt obligations.
     Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     The DBRS short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating. Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities. Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     Recent Market Events — Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

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     Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Portfolio.
     Repurchase Agreements — A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.
     Each Portfolio may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Master Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Master Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.
     Reverse Repurchase Agreements — The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.
     Resource Recovery Obligations — Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.
     Revenue Obligations — Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.
     Section 4(2) Securities — Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

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     The Master Trust Board and the Manager will carefully monitor the Portfolio’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
     Tax, Revenue or Bond Anticipation Notes — Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.
     Terrorism Risks — Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Portfolio service providers and the Portfolios’ operations.
     U.S. Government Securities — U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
     U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.
     Variable or Floating Rate Obligations — A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.
     Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:
     (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

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     (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
     As used above, an obligation is “subject to a demand feature” when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.
     Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.
     When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. These transactions enable a Portfolio to “lock-in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Portfolio may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
     Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

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APPENDIX A
PROXY VOTING POLICY AND PROCEDURES FOR THE TRUSTS
AMERICAN BEACON MASTER TRUST
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended November 17, 2008
Preface
     Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
     The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.
     For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.
Domestic Funds — Procedures
     1. Voting —The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.
          Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.
     2. Conflicts of Interest — The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

          a. Proxies for Affiliated Funds— Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees’ recommendations in the proxy statement.
           b. Business / Personal Connections of the Manager — The Manager is minority owned by AMR Corporation, which is a publicly-traded corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.
          The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          c. Business / Personal Connections of the Subadvisers — Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.
     3. Securities on Loan — The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
Domestic Funds — Policies
     1. Routine Proposals — Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:

A.	Location of annual meeting

B.	Employee stock purchase plan

C.	Appointment of auditors

D.	Corporate strategy

E.	Director indemnification and liability protection

F.	Reincorporation

     The Funds’ policy is to support management on these routine proposals.

     2. Social, Political and Environmental Proposals — Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.
     3. Shareholder Equality Proposals — Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:
           A. Anti-greenmail — Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.
           B. Fair price provisions — Provisions that guarantee an equal price to all shareholders will be supported.
     4.  Non-routine proposals — Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.
     Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.
     Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.
     The following are specific issues that directly impact the financial interest of the shareholders.
          A. Board of Directors
               a. Uncontested elections — The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.
               b. Contested elections — will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.
               c. Independent compensation committee — an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.
               d. Independent nominating committee — The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.
               e. Classified boards — A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards, unless an independent board proposes to declassify itself, in which case the Funds will support management.
               f. Cumulative voting — Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.
               g. Independent boards — The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.
               h. Separate chairman, CEO positions — Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.
               Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.
               i. Minimum director stock / fund ownership — proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.
               Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.
               The Funds will not support proposals for minimum director stock ownership.
               j. Majority vote to elect directors — Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.
               The Funds will support proposals for a majority vote requirement to elect directors.
               k. Increase/decrease size of board — The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.
               l. Limit number of boards served — The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.
               m. Term limits — Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.
               The Funds will not support proposals to institute term limits.
          B. Executive / Director compensation
               a. Incentive/Stock option plans (establish, amend, add) — proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.
               Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.
               If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:

•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options

               b. Discounted stock options — options that may be exercised at prices below the stock’s fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.
               c. Exchange of underwater options — options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.
               d. Cap or limit executive and director pay — The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.
               e. Link pay to performance — Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance. However, the Funds will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.
               f. Golden parachute provisions — provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.
               However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

               Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.
               g. Executive incentive bonus plans — Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.
               Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.
               Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               h. Supplemental executive retirement plans (SERPs) — Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers..
               Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.
               Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               i. Shareholder Proposal Regarding Advisory Vote on Executive Compensation — Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table. The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.
               If the board is independent, the Funds will support management. All other proposals will be decided on a case-by-case basis.
               C. RIC Contracts and Policies
               a. Investment Advisory Contracts — All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.
               b. Distribution Plans — All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.
               c. Fundamental Objectives / Policies — All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.
          D. Confidential voting — The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.
          E. Supermajority-voting provisions — Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.
               Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.
          The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.
          F. Right to call a special meeting — Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting. Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.
          Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.
          The Funds will support these proposals if proposed by management and the board is independent. However, if proposed by shareholders, the Funds will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.
           G. Anti-takeover proposals — Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.
               a. Poison pills (Shareholder rights plans) — protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.
               b. Preemptive rights — enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.
               c. Fair pricing provisions — require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.
               d. Dual class voting provisions — create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.

          H. Stock related proposals
               a. Increase authorized common/preferred stock — A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.
               If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.
               b. Targeted share placements — the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.
               Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.
               All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.
           I. Mergers, Acquisitions, Restructurings — These transactions involve fundamental changes in the structure and allocation of a company’s assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.
          All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.
     5. Other Business — The Funds will support management with respect to “Other Business.”
     6. Adjourn Meeting — The Funds will support management with respect to proposals to adjourn the shareholder meeting.
All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.
Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.
International Funds — Procedures
     1. Voting — The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.
     2. Conflicts of Interest — Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.
          If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.
All Funds — Other Procedures
     1. Recordkeeping — Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.
     2. Disclosure — The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
     3. Board Oversight — On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

AMERICAN BEACON FUNDS
PART C. OTHER INFORMATION
Item 23. Exhibits

(a)	(1)		Amended and Restated Declaration of Trust, dated November 1, 2004 — (xiv)

	(2)		Written Instrument Amending the Amended and Restated Declaration of Trust, filed with the Commonwealth of Massachusetts on March 23, 2005 — (filed herewith)

(b)	(1)		Bylaws — (i)

(c)			Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1	)(A)	Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 — (xx)

	(1	)(B)	Amendment to Management Agreement, dated February 13, 2009 — (filed herewith)

	(2	)(A)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 — (xx)

	(2	)(B)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 — (xx)

	(2	)(C)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 — (xx)

	(2	)(D)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 — (xx)

	(2	)(E)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated September 12, 2008 — (xx)

	(2	)(F)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated September 12, 2008 — (xx)

	(2	)(G)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Goldman Sachs Asset Management, L.P., dated September 12, 2008 — (xx)

	(2	)(H)	Form of Investment Advisory Agreement between American Beacon

C - 1 -

Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 — (xx)

	(2	)(I)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 — (xx)

	(2	)(J)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated September 12, 2008 — (xx)

	(2	)(K)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Metropolitan West Capital Management, LLC, dated November 18, 2008 — (filed herewith)

	(2	)(L)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 — (xx)

	(2	)(M)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 — (xx)

	(2	)(N)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated September 12, 2008 — (xx)

	(2	)(O)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and PanAgora Asset Management, Inc., dated September 12, 2008 — (xx)

	(2	)(P)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 — (xx)

	(2	)(Q)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 — (xx)

	(2	)(R)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 — (xx)

	(2	)(S)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Renaissance Group LLC, dated September 12, 2008 — (xx)

(e)	(1)		Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 1, 2005 — (xv)

	(2)		Amendment to Distribution Agreement to update series of the funds and authorized persons, dated February 5, 2008 — (xix)

(f)			Bonus, profit sharing or pension plans — (none)

(g)	(1)		Custodian Agreement between the American AAdvantage Funds and State Street Bank and Trust Company, dated December 1, 1997 — (ii)

	(2)		Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(3)		Amendment to Custodian Agreement to add Large Cap Growth Fund, Emerging Markets Fund, Small Cap Index Fund and International Equity Index Fund, dated July 31, 2000 — (ix)

	(4)		Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(5)		Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 of the 1940 Act, dated June 1, 2001 — (ix)

	(6)		Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(7)		Amendment to Custodian Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004— (xiii)

	(8)		Amendment to Custodian Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(h)	(1	)(A)	Transfer Agency and Service Agreement between the American AAdvantage Funds and State Street Bank and Trust Company, dated January 1, 1998 — (ii)

	(1	)(B)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(1	)(C)	Amendment to Transfer Agency and Service Agreement to add four new series of American AAdvantage Funds, dated July 31, 2000 — (ix)

	(1	)(D)	Amendment to Transfer Agency and Service Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(1	)(E)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 — (viii)

	(1	)(F)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 — (ix)

	(1	)(G)	Amendment to Transfer Agency and Service Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(1	)(H)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 — (xviii)

	(1	)(I)	Amendment to Transfer Agency and Service Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 — (xiii)

	(1	)(J)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

	(2	)(A)	Securities Lending Authorization Agreement between American

AAdvantage Funds and State Street Bank and Trust Company, dated January 2, 1998 — (ii)

(2	)(B)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Fund, dated January 1, 1999 — (vi)

(2	)(C)	Amendment to Securities Lending Authorization Agreement to add Large Cap Growth Fund and Emerging Markets Fund, dated July 31, 2000 — (v)

(2	)(D)	Amendment to Securities Lending Authorization Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

(2	)(E)	Amendment to Securities Lending Authorization Agreement to add Mid-Cap Value Fund, dated June 30, 2004 — (xiii)

(2	)(F)	Amendment to Securities Lending Authorization Agreement regarding lending in new countries, dated August 12, 2005 — (xvi)

(2	)(G)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(3)		Securities Lending, Agency and Collateral Management Agreement between American AAdvantage Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 — (xii)

(4)		Form of Administration Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 — (xx)

(5	)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 — (iii)

(5	)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 — (xiii)

(6)		Administrative Services Plan for the Cash Management Class — (vii)

(7)		Service Plan Agreement for the American AAdvantage Funds PlanAhead Class, dated August 1, 1994 — (i)

(8)		Service Plan Agreement for the American AAdvantage Funds Service Class, dated May 1, 2003 — (x)

(9)		Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 — (iv)

(10)		Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 — (vii)

	(11)	Purchase Agreement between American AAdvantage Funds and John H. Harland Company, dated December 1, 2001 — (vii)

	(12)	Indemnity Agreement between Wachovia Bank, N.A. and American AAdvantage High Yield Bond Fund, dated January 13, 2004 — (xii)

	(13)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 — (xix)

(i)		Opinion and consent of counsel — (filed herewith)

(j)		Consents of Independent Registered Public Accounting Firms — (filed herewith)

(k)	(i )	Financial Statements of the Master Small Cap Index Series of Quantitative Series LLC, dated December 31, 2008

	(ii )	Financial Statements of the Master International Index Series of Quantitative Series LLC, dated December 31, 2008

(l)		Letter of investment intent — (i)

(m)	(1)	Plan pursuant to Rule 12b-1 for the Institutional, Cash Management, PlanAhead and AMR Classes — (i)

	(2)	Plan pursuant to Rule 12b-1 for the Service Class — (x)

(n)		Amended and Restated Plan pursuant to Rule 18f-3, dated May 1, 2003 — (xi)

(p)	(1)	Code of Ethics of American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and American Beacon Master Trust, dated May 21, 2008 — (xx)

	(2)	Code of Ethics of American Beacon Advisors, Inc., dated May 21, 2008 — (xx)

	(3)	Code of Ethics of State Street Master Funds, amended September 16, 2004 — (xv)

	(4)	Code of Ethics of Quantitative Master Series LLC, dated May 15, 2008 — (filed herewith)

	(5)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., adopted on November 28, 1983 and last amended on December 30, 2005 — (xix)

	(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2007 — (filed herewith)

	(7)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated December 20, 2007 — (xix)

	(8)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised November 1, 205 and January 30, 2006 — (xix)

	(9)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC — (xix)

	(10)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised May 2008 — (filed herewith)

	(11)	Code of Ethics of Goldman Sachs Asset Management, L.P., as revised January 23, 2007 — (xix)

(12)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2008 — (filed herewith)

(13)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated November 2008— (filed herewith)

(14)	Code of Ethics of Logan Circle Partners, L.P., dated October 2007 — (filed herewith)

(15)	Code of Ethics of Metropolitan West Capital Management, LLC, dated December 2008 — (filed herewith)

(16)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective December 15, 2006 — (xix)

(17)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2007 — (xix)

(18)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised January 31, 2006 — (xix)

(19)	Code of Ethics of PanAgora Asset Management, Inc., dated July 15, 2006 — (xix)

(20)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 — (filed herewith)

(21)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, revised May 2008 — (filed herewith)

(22)	Code of Conduct and Personal Trading Policy of The Bank of New York Mellon Corporation, parent company of The Boston Company Asset Management, LLC, dated November 2007 — (filed herewith)

(23)	Code of Ethics of The Renaissance Group LLC, effective July 2007 — (xix)
Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Mileage Funds, American Beacon Master Trust, and American Beacon Select Funds — (xx)
Powers of Attorney for Trustees of the State Street Master Funds, dated May 2008 — (filed herewith)
Powers of Attorney for Trustees of the Quantitative Master Series LLC — (filed herewith)

(i)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 18, 1997.

(ii)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 27, 1998.

(iii)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 21, 1999.

(iv)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on July 7, 2000.

(v)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 29, 2000.

(vi)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 28, 2001.

(vii)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on March 1, 2002.

(viii)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on October 1, 2002.

(ix)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 28, 2003.

(x)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on May 1, 2003.

(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on July 1, 2003.

(xii)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on March 1, 2004.

(xiii)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on June 30, 2004.

(xiv)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 15, 2004.

(xv)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 1, 2005.

(xvi)	Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on September 30, 2005.

(xvii)	Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 31, 2006.

(xviii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 1, 2007.

(xix)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on February 29, 2008.

(xx)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on December 31, 2008.
Item 24. Persons Controlled by or under Common Control with Registrant
          None.
Item 25. Indemnification
     Article XI of the Declaration of Trust of the Trust provides that:
Limitation of Liability
     Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Indemnification
     Section 2.
          (a) Subject to the exceptions and limitations contained in paragraph (b) below:
     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
     (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
          (b) No indemnification shall be provided hereunder to a Covered Person:
     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
     (i) such Covered Person shall have provided appropriate security for such undertaking;
     (ii) the Trust is insured against losses arising out of any such advance payments; or
     (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.
     Numbered Paragraph 8 of the Management Agreement provides that:
     8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:
     9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Goldman Sachs Asset Management, L.P. provides that:
     9. Liability of Manager and Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser, Adviser (and its partners, officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser (“associated persons”)) will not be subject to liability to Manager, the Trust or any Portfolios or any other person for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by Manager, the Trust or any Portfolios or any other person in connection with the matters to which this Agreement relates (including, without limitation, as a result of the failure by Manager or any of its affiliates to comply with this Agreement, or as a result of any error of judgment) except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
     The Adviser shall not be liable for (i) any acts of any other investment adviser or portfolio manager to any Portfolio(s) of the Trust with respect to the portion of assets of any such Portfolio not managed by the Adviser and (ii) acts of the Adviser which result from acts of the Manager or the Trust, including but not limited to, a failure of the Manager or the Trust to provide accurate and current information with respect to any records maintained by the Manager or the Trust or any other investment adviser or portfolio manages of any such Portfolio(s) or the Trust. In no event shall the Adviser or its affiliates have any liability arising from the conduct of the Trust, any Portfolio, or any other investment adviser or portfolio manager with respect to the portion of a Portfolio’s assets not allocated to the Adviser.
     Manager hereby indemnifies, defends and protects Adviser and holds Adviser and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature (“Losses”) arising out of any breach by Manager of any representation or agreement contained in this Agreement. Manager also agrees to indemnify and hold harmless Adviser for any Losses arising out of any disabling conduct or breach committed by any other investment adviser to the Portfolio(s).

Adviser hereby indemnifies, defends and protects Manager and the Fund and holds Manager harmless from and against any Losses arising out of the Adviser’s disabling conduct.
     Each indemnifying party will be entitled to participate at its own expense in the defense of covered claims or, if it so elects, to assume the defense of any suit brought to enforce any such liability. If the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by the indemnifying party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party may retain additional counsel, but shall bear the fees and expenses of such counsel unless the indemnifying party has specifically authorized the retaining of such counsel. The indemnifying party shall not be liable to indemnify the indemnified party for any settlement of any claim affected without the indemnified party’s written consent, which consent shall not be unreasonably withheld or delayed.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Metropolitan West Capital Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

     7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.
     (b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.
     The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.
     Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:
     8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     Numbered Paragraph 9 of the Investment Advisory Agreement with PanAgora Asset Management, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:
     8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with The Renaissance Group LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 11 of the Administration Agreement provides that:
     11. Limitation of Liability of [American Beacon Advisors, Inc. (“ABA”)]. ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any

Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.
     Section 4.2 of the Distribution Agreement provides that:
     (a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Foreside Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Foreside Claim”):
     (i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;
     (ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;
     (iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or
     (iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).
     (b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Clients Indemnitees” and, with the Foreside Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Clients Claim” and, with a Foreside Claim, a “Claim”):
     (i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.
     (ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or
     (iii) any material breach of Foreside’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof
     (d) The Clients or Foreside (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.
     (e) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.
     (f) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).
     Section 4.3 of the Distribution Agreement provides that:
     Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:
     (a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;
     (b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;
     (c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;
     (d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;
     (e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;
     (f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside’s rights or claims relate in settlement of such rights or claims; and
     (g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. I. Business and Other Connections of Investment Manager
     American Beacon Advisors, Inc. (the “Manager”), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.
     II. Business and Other Connections of Investment Advisers
     The investment advisers listed below provide investment advisory services to the Trust.
     American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.
     Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.
     Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
     Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563.
     Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025.
     Dreman Value Management LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.
     Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.
     Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York 10005.
     Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.
     Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.
     Logan Circle Partners, LP, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.
     Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.
     Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

     NISA Investment Advisors, L.L.C., 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105.
     Opus Capital Group, LLC, One West Fourth Street, Suite 2500, Cincinnati, Ohio 45202.
     PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110.
     Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, New York 10036.
     Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394.
     The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108.
     The Renaissance Group LLC, The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202.
     Information as to the officers and directors of each of the above investment advisers is included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.
Item 27. Principal Underwriter
     (a) Foreside Fund Services, LLC (“FFS”), the Trust’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
American Beacon Mileage Funds
American Beacon Select Funds
Bridgeway Funds, Inc.
Central Park Group Multi-Event Fund
Century Capital Management Trust
Direxion Shares ETF Trust
Forum Funds
Henderson Global Funds
Hirtle Callahan Trust
Ironwood Series Trust
Monarch Funds
NETS Trust
Nomura Partners Funds, Inc.
PMC Funds, Series of the Trust for Professional Managers
RevenueShares ETF Trust
Sound Shore Fund, Inc.
SPA ETF Trust
The CNL Funds

Wintergreen Fund, Inc.
     (b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Trust
Mark S. Redman	President	None
Richard J. Berthy	Vice President and Treasurer	None
Nanette K. Chern	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None
Jennifer E. Hoopes	Secretary	None
     (c) Not applicable.
Item 28. Location of Accounts and Records
     The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust’s investment advisers at the addresses listed in Item 26 above.
Item 29. Management Services
     Not applicable.
Item 30. Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 27, 2009. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

AMERICAN BEACON FUNDS
By:	/s/ William F. Quinn
William F. Quinn
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 73 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William F. Quinn William F. Quinn	President	February 27, 2009

/s/ Rebecca L. Harris Rebecca L. Harris	Treasurer (Principal Financial Officer)	February 27, 2009

W. Humphrey Bogart* W. Humphrey Bogart	Trustee	February 27, 2009

Brenda A. Cline* Brenda A. Cline	Trustee	February 27, 2009

Eugene J. Duffy* Eugene J. Duffy	Trustee	February 27, 2009

Thomas M. Dunning* Thomas M. Dunning	Trustee	February 27, 2009

Alan D. Feld* Alan D. Feld	Trustee	February 27, 2009

Richard A. Massman* Richard A. Massman	Chairman and Trustee	February 27, 2009

R. Gerald Turner* R. Gerald Turner	Trustee	February 27, 2009

Paul J. Zucconi* Paul J. Zucconi	Trustee	February 27, 2009

*By	/s/ William F. Quinn
William F. Quinn
Attorney-In-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, American Beacon Master Trust certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement as it relates to American Beacon Master Trust pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A as it relates to American Beacon Master Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 27, 2009. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

AMERICAN BEACON MASTER TRUST
By:	/s/ William F. Quinn
William F. Quinn
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 73 to the Registration Statement for the American Beacon Funds as it relates to American Beacon Master Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William F. Quinn William F. Quinn	President	February 27, 2009

/s/ Rebecca L. Harris Rebecca L. Harris	Treasurer (Principal Financial Officer)	February 27, 2009

W. Humphrey Bogart* W. Humphrey Bogart	Trustee	February 27, 2009

Brenda A. Cline* Brenda A. Cline	Trustee	February 27, 2009

Eugene J. Duffy* Eugene J. Duffy	Trustee	February 27, 2009

Thomas M. Dunning* Thomas M. Dunning	Trustee	February 27, 2009

Alan D. Feld* Alan D. Feld	Trustee	February 27, 2009

Richard A. Massman* Richard A. Massman	Chairman and Trustee	February 27, 2009

R. Gerald Turner* R. Gerald Turner	Trustee	February 27, 2009

Paul J. Zucconi* Paul J. Zucconi	Trustee	February 27, 2009

*By	/s/ William F. Quinn
William F. Quinn
Attorney-In-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Quantitative Master Series LLC has duly caused this Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A for the American Beacon Funds as it relates to the Quantitative Master Series LLC only to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on February 27, 2009. No other material event requiring disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

QUANTITATIVE MASTER SERIES LLC
By:	/s/ Donald C. Burke
Donald C. Burke
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A for the American Beacon Funds as it relates to the Quantitative Master Series LLC only has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald C. Burke Donald C. Burke	President and Chief Executive Officer (Principal Executive Officer)	February 27, 2009

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	February 27, 2009

David O. Beim* David O. Beim	Director	February 27, 2009

Richard S. Davis* Richard S. Davis	Director	February 27, 2009

Ronald W. Forbes* Ronald W. Forbes	Director	February 27, 2009

Henry Gabbay* Henry Gabbay	Director	February 27, 2009

Matina Horner* Matina Horner	Director	February 27, 2009

Rodney D. Johnson* Rodney D. Johnson	Director	February 27, 2009

Herbert I. London* Herbert I. London	Director	February 27, 2009

Cynthia A. Montgomery* Cynthia A. Montgomery	Director	February 27, 2009

Joseph P. Platt, Jr.* Joseph P. Platt, Jr.	Director	February 27, 2009

Signature	Title	Date

Robert C. Robb, Jr.* Robert C. Robb, Jr.	Director	February 27, 2009

Toby Rosenblatt* Toby Rosenblatt	Director	February 27, 2009

Kenneth L. Urish* Kenneth L. Urish	Director	February 27, 2009

Frederick W. Winter* Frederick W. Winter	Director	February 27, 2009

*By	/s/ Donald C. Burke
Donald C. Burke
Attorney-In-Fact

SIGNATURES
     This Registration Statement contains certain disclosures regarding State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the American Beacon Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on February 27, 2009. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS
By:	/s/ James E. Ross
James E. Ross
President, State Street Master Funds

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on February 27, 2009. Each of the following persons is signing this Post-Effective Amendment No. 73 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE	TITLE

/s/ James E. Ross James E. Ross	Trustee and President (Principal Executive Officer), State Street Master Funds

/s/ Gary L. French Gary L. French	Treasurer (Principal Accounting Officer), State Street Master Funds

William L. Boyan* William L. Boyan	Trustee, State Street Master Funds

Michael F. Holland* Michael F. Holland	Trustee, State Street Master Funds

Rina K. Spence* Rina K. Spence	Trustee, State Street Master Funds

Douglas T. Williams* Douglas T. Williams	Trustee, State Street Master Funds

*By:	/s/ Nancy L. Conlin
Nancy L. Conlin
Attorney-In-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit	Description

EX-99.a(2)	Written Instrument Amending the Amended and Restated Declaration of Trust, filed with the Commonwealth of Massachusetts on March 23, 2005

EX-99.d(1)(B)	Amendment to Management Agreement, dated February 13, 2009

EX-99.d(2)(K)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Metropolitan West Capital Management, LLC, dated November 18, 2008

EX-99.i	Opinion and consent of counsel

EX-99.j	Consents of Independent Registered Public Accounting Firms

EX-99.k(i)	Financial Statements of the Master Small Cap Index Series of Quantitative Series LLC, dated December 31, 2008

EX-99.k(ii)	Financial Statements of the Master International Index Series of Quantitative Series LLC, dated December 31, 2008

EX-99.p(4)	Code of Ethics of Quantitative Master Series LLC, dated May 15, 2008

EX-99.p(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2007

EX-99.p(10)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised May 2008

EX-99.p(12)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2008

EX-99.p(13)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated November 2008

EX-99.p(14)	Code of Ethics of Logan Circle Partners, L.P., dated October 2007

EX-99.p(15)	Code of Ethics of Metropolitan West Capital Management, LLC, dated December 2008

EX-99.p(20)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009

EX-99.p(21)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, revised May 2008

EX-99.p(22)	Code of Conduct and Personal Trading Policy of The Bank of New York Mellon Corporation, parent company of The Boston Company Asset Management, LLC, dated November 2007

EX-99	Powers of Attorney for Trustees of the State Street Master Funds, dated May 2008

EX-99	Powers of Attorney for Trustees of the Quantitative Master Series LLC